UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-4676

Harbor Funds
(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Christopher P. Harvey, Esq. DECHERT LLP One International Place – 40th Floor 100 Oliver Street Boston, MA 02110-2605
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400
Date of fiscal year end: October 31
Date of reporting period: October 31, 2016

ITEM 1 – REPORTS TO STOCKHOLDERS
The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Annual Report
October 31, 2016
Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX	HNACX
Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX	HNMGX
Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX	HNSGX
Harbor Small Cap Growth Opportunities Fund	HASOX	HRSOX	HISOX	HNSOX
VALUE FUNDS
Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX	HNLVX
Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX	HNMVX
Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX	HNVRX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2016
GROWTH FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Capital Appreciation Fund	-1.23%	-1.48%	-1.60%	-1.21% [a]
Harbor Mid Cap Growth Fund	-0.60	-0.91	-1.05	-0.60 [a]
Harbor Small Cap Growth Fund	-0.99	-1.29	-1.44	-0.91 [a]
Harbor Small Cap Growth Opportunities Fund	2.62	2.94	2.24	2.72 [a]
VALUE FUNDS
Harbor Large Cap Value Fund	7.14%	6.77%	6.80%	7.17% [a]
Harbor Mid Cap Value Fund	2.81	2.54	2.45	2.81 [a]
Harbor Small Cap Value Fund	8.18	7.93	7.79	8.26 [a]

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2016
S&P 500 (large cap, domestic equity)	4.51%
Russell 1000® Growth (large cap, domestic equity)	2.28
Russell 1000® Value (large cap, domestic equity)	6.37
Russell Midcap® Growth (mid cap, domestic equity)	0.40
Russell Midcap® Value (mid cap, domestic equity)	7.84
Russell 2000® Growth (small cap, domestic equity)	-0.49
Russell 2000® Value (small cap, domestic equity)	8.81

a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
1

Harbor Domestic Equity Funds
Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
DOMESTIC EQUITY FUNDS	2012	2013	2014	2015	2016
Harbor Capital Appreciation Fund
Institutional Class	0.66%	0.65%	0.65%	0.64%	0.64%	0.88%
Administrative Class	0.91	0.90	0.90	0.89	0.89	1.17
Investor Class	1.03	1.02	1.02	1.01	1.01	1.25
Retirement Class	N/A	N/A	N/A	N/A	0.59 [a]	0.75
Harbor Mid Cap Growth Fund
Institutional Class	0.85%	0.84%	0.83%	0.84%	0.85%	1.04%
Administrative Class	1.10	1.09	1.08	1.09	1.10	1.34
Investor Class	1.22	1.21	1.20	1.21	1.22	1.37
Retirement Class	N/A	N/A	N/A	N/A	0.80 [a]	0.87
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.83%	0.83%	0.83%	0.85%	1.08%
Administrative Class	1.09	1.08	1.08	1.08	1.10	1.35
Investor Class	1.21	1.20	1.20	1.20	1.22	1.41
Retirement Class	N/A	N/A	N/A	N/A	0.80 [a]	0.94
Harbor Small Cap Growth Opportunities Fund
Institutional Class	N/A	N/A	0.90% [b]	0.90%	0.89%	1.08%
Administrative Class	N/A	N/A	1.15 [b]	1.15	1.13	1.35
Investor Class	N/A	N/A	1.27 [b]	1.27	1.26	1.41
Retirement Class	N/A	N/A	N/A	N/A	0.84 [a]	0.94
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.68%	0.68%	0.68%	0.68%	0.84%
Administrative Class	0.93	0.93	0.93	0.93	0.93	1.15
Investor Class	1.05	1.05	1.05	1.05	1.05	1.20
Retirement Class	N/A	N/A	N/A	N/A	0.63 [a]	0.70
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.93%	0.89%	0.86%	0.84%	0.94%
Administrative Class	1.20	1.18	1.14	1.11	1.09	1.26
Investor Class	1.32	1.30	1.26	1.23	1.21	1.28
Retirement Class	N/A	N/A	N/A	N/A	0.79 [a]	0.83
Harbor Small Cap Value Fund
Institutional Class	0.85%	0.84%	0.84%	0.85%	0.86%	1.09%
Administrative Class	1.10	1.09	1.09	1.10	1.11	1.48
Investor Class	1.22	1.21	1.21	1.22	1.23	1.53
Retirement Class	N/A	N/A	N/A	N/A	0.81 [a]	0.93

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2016 Morningstar Universe with the same investment style as the comparable Harbor fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016.
b	Annualized figures for the period February 1, 2014 (inception) through October 31, 2014.
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
U.S. equities generally posted modest gains in the fiscal year ended October 31, 2016. The U.S. economy showed sufficient strength early in the fiscal year to cause the U.S. Federal Reserve to raise short term rates in late 2015 for the first time since 2006. Equity returns were weak early in the fiscal year with concerns that slowing economic growth in China and the negative effect of lingering lower energy prices would cause slower growth in the U.S. and elsewhere around the world. Oil prices stabilized early in 2016 and equities recovered on stronger economic news.
The unexpected results of the Brexit vote in June caused a momentary disruption in equity prices before markets recovered and domestic equities continued to advance. Late in the second half of the fiscal year, the contentious U.S. election and concerns about corporate earnings weighed on the market. The Russell 3000® Index, a measure of the broad U.S. stock market, had a return of 4.24% for the fiscal year. Value stocks outperformed growth.
Comments by the portfolio managers of each Harbor domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended October 31, 2016
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	4.24%	13.35%	6.76%	9.87%
S&P 500 (large cap stocks)	4.51	13.57	6.70	9.95
Russell Midcap® (mid cap stocks)	4.17	13.12	7.55	11.23
Russell 2000® (small cap stocks)	4.11	11.51	5.96	9.01
Russell 3000® Growth (growth stocks)	2.08	13.47	8.11	9.31
Russell 3000® Value (value stocks)	6.55	13.17	5.31	10.06
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.23%	4.99%	1.22%	5.90%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	2.98	8.91	3.72	N/A
MSCI World (ND) (global stocks)	1.18	9.03	3.89	7.40
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	0.22	3.63	1.61	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	9.27	0.55	3.49	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%	-10.61%	-5.81%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High-Yield (domestic high-yield bonds)	8.21%	7.16%	6.51%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37	2.90	4.64	6.48%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	5.89	1.47	4.46	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.31	0.11	0.88	3.54
Harbor Funds Trustee Retires
On December 31, 2016, Rodger F. Smith will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Rodger has served shareholders as a member of the board since 1987. His 29 years of service is the longest of any Harbor Funds trustee. Rodger’s knowledge of investments, the asset management industry and his broad business experience accumulated during his business and consulting career have been beneficial in the growth and development of Harbor Funds. Rodger was the first lead independent trustee of Harbor Funds, serving in that role for six years until his retirement. Rodger always focused on the best interests of fund shareholders. His insights and observations have been very helpful to the board and senior members of the Harbor Funds team. We wish Rodger the very best in what we know will be a very active retirement.
The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Rodger Smith’s retirement, the board will be reduced, at least temporarily, from eight members to seven, of whom six are independent. The board has added several trustees in recent years in anticipation of certain scheduled trustee retirements.
Start Investing As Early As Possible
The end of a calendar year can serve as a useful checkpoint to evaluate your financial goals and your investments. We always encourage shareholders to take a long term perspective with all of their investments. With the growth in defined contribution plans, more and more investors each year have primary responsibility for their own retirement investments as well as their other investment needs.
We suggest each investor invest in a diversified asset allocation of stocks, bonds and cash that is consistent with your long term financial objectives and a level of risk that you find acceptable. While we know it is not always possible to invest as much as you would like for future needs, we encourage all investors to start as early as possible to save and invest for retirement
3

and other long term financial goals. Financial markets are volatile and stocks and bonds can go up and down in value. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt have historically helped many investors achieve their financial objectives. For those investors investing for retirement, we suggest you consider the following:
1.	If you have a defined contribution retirement plan where you work, if possible, invest at least as much as necessary to obtain any company match;
2.	If you can do so, invest the maximum permitted each year in an individual retirement account; and
3.	Invest in a taxable account so you have other assets to tap for emergencies or other situations where you would prefer not to disturb your longer term investments.
With careful planning and budgeting all of us can come closer to meeting our financial goals. Harbor Funds offers equity, strategic markets and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
December 21, 2016

David G. Van Hooser
Chairman
4

Harbor Capital Appreciation Fund
Managers' Commentary (Unaudited)

Subadviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Portfolio Managers
Spiros Segalas
Since 1990
Kathleen A. McCarragher
Since 2013
Jennison has subadvised the Fund since 1990.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid to large cap growth stocks
Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of
Fund Performance
MARKET REVIEW
Numerous factors contributed to market volatility in the 12-month period ended October 31, 2016, including decelerating economic growth in China; concerns that emerging economies might face balance sheet risks; the negative effect of lower energy prices on industrial sectors; fears of slowing economic growth in the U.S.; uncertainty about the course of future Federal Reserve monetary tightening; Brexit, the United Kingdom’s vote to leave the European Union; and anxiety about the highly contentious U.S. presidential election.
Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility/high-dividend-paying and other “safety” stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.
PERFORMANCE
The Harbor Capital Appreciation Fund declined -1.23% (Institutional Class), -1.48% (Administrative Class), -1.60% (Investor Class), and -1.21% (Retirement Class) in the fiscal year, underperforming the Russell 1000® Growth Index, which rose 2.28%, and the broader market, as represented by the S&P 500 Index, which climbed 4.51%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Investor risk aversion hurt higher-growth, and therefore higher-valuation, stocks which negatively impacted Fund performance. Health Care stocks faced the additional headwind of growing concerns about drug pricing. Companies that sell innovative, high-priced drugs sold off, among them Fund holdings Regeneron Pharmaceuticals Inc. (eye diseases, high cholesterol), Alexion Pharmaceuticals Inc. (blood and metabolic disorders) and Vertex Pharmaceuticals Inc. (cystic fibrosis). We believe that the long-term fundamentals of the Fund’s biotechnology positions remain intact and that current valuations underestimate the potential of pipeline drugs. Health care companies for which acquiring growth plays a greater strategic role, such as Fund portfolio holding Allergan plc, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.
Fund performance was both positively and negatively impacted by its consumer-oriented holdings. NIKE Inc. declined on inventory overhang, declining average selling prices, and increased competition. Another sector holding, Amazon.com Inc. benefitted from continued strong execution, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. In Consumer Staples, deflationary grocery prices hindered supermarket chain Kroger Co.’s growth.
Information Technology positions were solid positive contributors to performance. Facebook Inc. rose on impressive revenue and margins, accelerating advertising revenue growth, and solid user growth and engagement. As the company solidifies its dominant position, it continued to increase its appeal to users and advertisers. Long-term growth drivers include Instagram, WhatsApp, and Messenger. Tencent Holdings Ltd., China’s largest and most visited Internet service portal, continued to perform well, fundamentally driven by its dominant position in
5

Harbor Capital Appreciation Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Amazon.com Inc.	6.1%
Facebook Inc.	4.8%
Apple Inc.	4.4%
Visa Inc.	3.6%
Alibaba Group Holding Ltd. ADR	3.5%
Microsoft Corp.	3.5%
Tencent Holdings Ltd.	3.2%
MasterCard Inc.	2.8%
Alphabet Inc. Class A	2.7%
Alphabet Inc. Class C	2.6%
China’s online gaming and instant messaging markets and its growing advertising and payment service efforts. NVIDIA Corp.’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets where we believe it can leverage its graphics expertise to offer high-value-added solutions: gaming (where it has dominant market share), automotive, high-performance computing (HPC), and cloud and enterprise. Alibaba Group Holding Ltd. reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. We believe Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market. Adobe Systems Inc. benefitted from strong revenue and earnings. Best known for its Photoshop photo-editing tool and the PDF and Flash platforms, the company is transitioning its current installed base from a perpetual license model to a subscription model.
In Financials, the Fund’s holding of S&P Global Inc. contributed to performance. The company’s solid fundamentals reflect significant barriers to entry and substantial recurring revenue. The company provides credit ratings, benchmarks, and analytics for the global capital and commodities markets.
In Real Estate, broadcast and wireless tower operator American Tower Corp. benefitted from several long-term drivers of tower industry growth, including the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, international expansion opportunities, and largely predictable business models with high earnings margins. As a real estate investment trust, the company pays out most of pre-tax profits to shareholders, making it particularly attractive in an environment that favored dividend-paying stocks.
OUTLOOK & STRATEGY
With growth scarce in many sectors and businesses, companies that are able to generate longer-term, sustainable above-average growth should become increasingly attractive. This appeal is likely to be heightened by the expected muted nature of global growth, which we feel is limiting opportunities to capitalize on a cyclical rebound, and the recent run-up in dividend-paying securities, which suggests to us that yield substitutes are offering little additional relative appreciation potential at this point.
Despite volatility and uncertainty over the past year, the Fund’s projected earnings growth for 2016 and 2017 has remained constant in the mid to upper teens, well above the expected profits growth of the Russell 1000® Growth and S&P 500 indexes. Given that the fundamental performances of most companies in the Fund continue to meet or exceed our expectations, we believe that the market will value them appropriately over the medium and long term.

This report contains the current opinions of Jennison Associates LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Capital Appreciation Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012
Cusip	411511504
Ticker	HACAX
Inception Date	12/29/1987
Net Expense Ratio	0.64% [b]
Total Net Assets (000s)	$21,608,221

ADMINISTRATIVE CLASS

Fund #	2212
Cusip	411511827
Ticker	HRCAX
Inception Date	11/01/2002
Net Expense Ratio	0.89% [b]
Total Net Assets (000s)	$555,665

INVESTOR CLASS

Fund #	2412
Cusip	411511819
Ticker	HCAIX
Inception Date	11/01/2002
Net Expense Ratio	1.01% [b]
Total Net Assets (000s)	$1,540,557

RETIREMENT CLASS

Fund #	2512
Cusip	411512528
Ticker	HNACX
Inception Date	03/01/2016
Net Expense Ratio	0.59% [a,b]
Total Net Assets (000s)	$1,022,839
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$173,217	$153,160
Price/Earning Ratio (P/E)	38.2x	26.3x
Price/Book Ratio (P/B)	7.3x	6.5x
Beta vs. Russell 1000® Growth Index	1.12	1.00
Portfolio Turnover (Year Ended 10/31/2016)	34%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2017.
7

Harbor Capital Appreciation Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Capital Appreciation Fund
Institutional Class	-1.23%	13.20%	8.30%	12/29/1987	$110,990
Administrative Class	-1.48	12.92	8.03	11/01/2002	108,264
Investor Class	-1.60	12.78	7.90	11/01/2002	106,952
Retirement Class[1]	-1.21	13.20	8.30	03/01/2016	111,009
Comparative Indices
Russell 1000® Growth	2.28%	13.65%	8.22%	—	$110,132
S&P 500	4.51	13.57	6.70	—	95,618
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Net) and 0.70% (Gross) (Institutional Class); 0.90% (Net) and 0.95% (Gross) (Administrative Class); 1.02% (Net) and 1.07% (Gross) (Investor Class); and 0.60% (Net) and 0.65% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor Capital Appreciation Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of -0.1%)
COMMON STOCKS—100.1%
Shares		Value
AEROSPACE & DEFENSE—1.6%
2,824,749	Boeing Co.	$ 402,329
AIR FREIGHT & LOGISTICS—1.0%
1,430,975	FedEx Corp.	249,448
AUTOMOBILES—0.9%
1,067,186	Tesla Motors Inc.*	211,015
BEVERAGES—2.1%
1,179,770	Constellation Brands Inc.	197,163
2,274,817	Monster Beverage Corp.*	328,347
		525,510
BIOTECHNOLOGY—9.2%
2,581,555	Alexion Pharmaceuticals Inc.*	336,893
1,174,192	Biogen Inc.*	328,985
1,865,772	BioMarin Pharmaceutical Inc.*	150,232
5,964,497	Celgene Corp.*	609,452
801,805	Regeneron Pharmaceuticals Inc.*	276,639
2,513,890	Shire plc ADR[1]	423,942
1,905,121	Vertex Pharmaceuticals Inc.*	144,523
		2,270,666
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—2.6%
1,965,608	Goldman Sachs Group Inc.	$ 350,350
2,312,126	S&P Global Inc.	281,732
		632,082
CHEMICALS—0.5%
1,544,783	Albemarle Corp.	129,067
COMMUNICATIONS EQUIPMENT—1.2%
1,933,244	Palo Alto Networks Inc.*	297,391
ENERGY EQUIPMENT & SERVICES—1.3%
6,816,877	Halliburton Co.	313,576
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—1.4%
3,027,153	American Tower Corp.	354,752
FOOD & STAPLES RETAILING—1.4%
2,286,469	Costco Wholesale Corp.	338,100
HOTELS, RESTAURANTS & LEISURE—3.3%
6,352,004	Marriott International Inc.	436,383
7,132,628	Starbucks Corp.	378,528
		814,911
INTERNET & DIRECT MARKETING RETAIL—10.1%
1,911,684	Amazon.com Inc.*	1,509,886
455,357	Expedia Inc.	58,846
3,864,147	Netflix Inc.*	482,516
308,908	Priceline Group Inc.*	455,401
		2,506,649
INTERNET SOFTWARE & SERVICES—16.8%
8,530,185	Alibaba Group Holding Ltd. ADR (CHN)*,1	867,435
816,355	Alphabet Inc. Class A*	661,166
829,383	Alphabet Inc. Class C*	650,684
8,998,308	Facebook Inc.*	1,178,688
29,894,812	Tencent Holdings Ltd. (CHN)	792,282
		4,150,255
IT SERVICES—7.9%
2,095,875	FleetCor Technologies Inc.*	367,407
6,509,610	MasterCard Inc.	696,658
10,843,483	Visa Inc.	894,696
		1,958,761
LIFE SCIENCES TOOLS & SERVICES—0.7%
1,314,025	Illumina Inc.*	178,891
MEDIA—2.2%
570,625	Charter Communications Inc.*	142,594
3,216,485	Time Warner Inc.	286,235
1,379,311	Walt Disney Co.	127,848
		556,677
OIL, GAS & CONSUMABLE FUELS—1.4%
2,673,811	Concho Resources Inc.*	339,414
PHARMACEUTICALS—3.5%
2,447,691	Allergan plc	511,421
6,727,234	Bristol-Myers Squibb Co.	342,483
		853,904
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.1%
5,833,433	NVIDIA Corp.	415,107

9

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
3,511,440	NXP Semiconductors NV (NET)*	$ 351,144
7,101,639	QUALCOMM Inc.	488,025
		1,254,276
SOFTWARE—11.4%
5,713,528	Adobe Systems Inc.*	614,261
378,637	Atlassian Corp. plc (AUS)*	10,170
14,319,421	Microsoft Corp.	858,020
3,839,586	Red Hat Inc.*	297,376
6,373,134	Salesforce.com Inc.*	479,005
4,301,619	Splunk Inc.*	258,915
3,445,377	Workday Inc.*	298,645
		2,816,392
SPECIALTY RETAIL—7.2%
2,386,592	Home Depot Inc.	291,188
17,552,478	Industria de Diseno Textil SA (SP)[2]	612,448
1,663,662	O'Reilly Automotive Inc.*	439,939
4,006,592	TJX Companies Inc.	295,486
565,525	ULTA Salon Cosmetics & Fragrance Inc.*	137,615
		1,776,676
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—4.4%
9,570,541	Apple Inc.	1,086,639
TEXTILES, APPAREL & LUXURY GOODS—2.9%
2,638,789	adidas AG (GER)	433,537
5,910,709	NIKE Inc.	296,600
		730,137
TOTAL COMMON STOCKS
(Cost $16,206,615)		24,747,518

SHORT-TERM INVESTMENTS—0.9%
Principal Amount		Value
REPURCHASE AGREEMENTS—0.3%
$63,510	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by U.S. Treasury Notes (value $64,781)	$ 63,510
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.6%
159,807,038	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.27%)[3]	159,807
TOTAL SHORT-TERM INVESTMENTS
(Cost $223,317)		223,317
TOTAL INVESTMENTS—101.0%
(Cost $16,429,932)		24,970,835
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.0)%		(243,553)
TOTAL NET ASSETS—100.0%		$24,727,282

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$ 402,329	$ —	$—	$ 402,329
Air Freight & Logistics	249,448	—	—	249,448
Automobiles	211,015	—	—	211,015
Beverages	525,510	—	—	525,510
Biotechnology	2,270,666	—	—	2,270,666
Capital Markets	632,082	—	—	632,082
Chemicals	129,067	—	—	129,067
Communications Equipment	297,391	—	—	297,391
Energy Equipment & Services	313,576	—	—	313,576
Equity Real Estate Investment Trusts (REITs)	354,752	—	—	354,752
Food & Staples Retailing	338,100	—	—	338,100
Hotels, Restaurants & Leisure	814,911	—	—	814,911
Internet & Direct Marketing Retail	2,506,649	—	—	2,506,649
Internet Software & Services	3,357,973	792,282	—	4,150,255
IT Services	1,958,761	—	—	1,958,761
Life Sciences Tools & Services	178,891	—	—	178,891
Media	556,677	—	—	556,677
10

Harbor Capital Appreciation Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Oil, Gas & Consumable Fuels	$ 339,414	$ —	$—	$ 339,414
Pharmaceuticals	853,904	—	—	853,904
Semiconductors & Semiconductor Equipment	1,254,276	—	—	1,254,276
Software	2,816,392	—	—	2,816,392
Specialty Retail	1,164,228	612,448	—	1,776,676
Technology Hardware, Storage & Peripherals	1,086,639	—	—	1,086,639
Textiles, Apparel & Luxury Goods	296,600	433,537	—	730,137
Short-Term Investments
Repurchase Agreements	—	63,510	—	63,510
Investment Company-Securities Lending Investment Fund	159,807	—	—	159,807
Total Investments in Securities	$23,069,058	$1,901,777	$—	$24,970,835
There were no Level 3 holdings at October 31, 2015 or October 31, 2016, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of October 31, 2016.
3	Investment of collateral received related to securities lending activities
AUS	Australia
CHN	China
GER	Germany
NET	Netherlands
SP	Spain
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Mid Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Portfolio Managers
Stephen Mortimer
Since 2010
Michael T. Carmen, CFA, CPA
Since 2005
Mario E. Abularach, CFA, CMT
Since 2006
Wellington Management has subadvised the Fund since 2005.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Mid cap companies with significant capital appreciation potential
Stephen Mortimer

Michael T. Carmen

Mario E. Abularach

Management’s Discussion of
Fund Performance
MARKET REVIEW
U.S. equities rose in the 12-month period ended October 31, 2016, as measured by the S&P 500 Index, notwithstanding significant volatility. The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December 2015. The S&P 500 Index finished the last two months of 2015 slightly down, then plunged during a risk off environment and moved in virtual lockstep with the price of oil, as fears of a recession and weakness in China weighed on investors' minds. However, equities reversed and surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. Stocks continued to rise through the second quarter, despite an unexpected Brexit referendum result, which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter, in particular during July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. Tepid economic data and valuation concerns contributed to increased volatility in September and stock prices dipped in October as U.S. election jitters took center stage. Returns varied by market-cap, as mid- and large-cap stocks, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, outperformed small-cap stocks, as measured by the Russell 2000® Index.
Performance
For the one-year period ended October 31, 2016, the Harbor Mid Cap Growth Fund underperformed the Russell Midcap Growth® Index. The Fund returned -0.60% (Institutional Class), -0.91% (Administrative Class), -1.05% (Investor Class), and -0.60% (Retirement Class) for the period, while the index finished up 0.40%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Sector allocation, which is a residual of the bottom-up stock selection process, drove relative underperformance. Underweight allocations to the Consumer Staples and Materials sectors and an overweight allocation to the Health Care sector detracted most from relative returns. Negative returns were partially offset by an overweight to the Information Technology sector, an underweight to the Consumer Discretionary sector, and strong security selection within Consumer Discretionary, Energy, and Industrials. Security selection was weaker within the Consumer Staples, Financials, and Information Technology sectors.
Health Care holding Allergan plc, a specialty pharmaceutical company, was the largest relative detractor during the period. The company’s stock price suffered after a planned merger with Pfizer Inc. in the fourth quarter of 2015 did not materialize. Although we were positive on Allergan on a standalone basis, and felt that there were numerous catalysts that could unlock value in the company, Allergan faces several near-term headwinds from generic competition and supply disruptions in a couple key drugs, so we eliminated the position to invest in opportunities that we believe have better risk/reward profiles. Information Technology holding Tableau Software, Inc., an analytics and data visualization software company, was also among
12

Harbor Mid Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Expedia Inc.	4.1%
Workday Inc.	3.5%
Netflix Inc.	3.1%
ServiceNow Inc.	3.1%
Edwards Lifesciences Corp.	2.7%
Panera Bread Co.	2.6%
DexCom Inc.	2.5%
Align Technology Inc.	2.4%
CoStar Group Inc.	2.4%
Wayfair Inc.	2.4%
the top detractors during the period. The stock price fell due to competition concerns after the company reported slower-than-expected customer growth and disappointing operating margins in the first quarter of 2016. We eliminated our position in the stock during the period. Consumer Discretionary holding Harman International Industries, Inc. was another notable detractor from relative performance. Harman, a manufacturer of connected car and audio systems and services, reported weaker-than-expected earnings in the first quarter of 2016. We eliminated our position in the stock. Also among the top relative detractors during the period were Health Care companies Regeneron Pharmaceuticals Inc., Athenahealth Inc., and Edwards Lifesciences Corp.
Health Care holding Veeva Systems Inc., a software and service technology company, was the largest relative contributor to performance during the period. The company’s stock rose after reporting strong quarterly results that continue to beat expectations driven by accelerating subscription growth. We believe this company has an excellent business model and faces limited competition due to the high barriers to entry. We continue to hold the position. Consumer Discretionary holding Netflix Inc., a provider of subscription service for television shows and movies, was also a top contributor to relative performance. We initiated our position in the third quarter of 2016, after a period of heavy investment to launch its service globally in 2015-2016, on the belief that the company would exceed expectations with accelerating revenue growth and improving cost leverage. Information Technology holding Workday Inc., a provider of enterprise cloud applications for finance and human resources, was another top contributor to performance. Workday delivered strong second quarter 2016 earnings results with accelerating new signings growth, improving traction in financials, and modest margin gains that were ahead of plan. We think the company has a very favorable long-term growth trajectory and maintain our position in the stock. Also contributing to relative performance during the period were Dick’s Sporting Goods Inc. (Consumer Discretionary), Applied Materials Inc. (Information Technology), and Zillow Group Inc. (Information Technology).
OUTLOOK & STRATEGY
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, we believe that quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.
We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with projected accelerating earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in decreased exposure to the Health Care sector; however it remained the Fund’s largest overweight sector at the end of the period. The Fund added exposure and ended the period overweight to the Energy and Information Technology sectors and most underweight the Materials, Industrials, and Financials sectors.

This report contains the current opinions of Wellington Management Company LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Mid Cap Growth Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019
Cusip	411511876
Ticker	HAMGX
Inception Date	11/01/2000
Net Expense Ratio	0.85%
Total Net Assets (000s)	$303,802

ADMINISTRATIVE CLASS

Fund #	2219
Cusip	411511793
Ticker	HRMGX
Inception Date	11/01/2002
Net Expense Ratio	1.10%
Total Net Assets (000s)	$175,211

INVESTOR CLASS

Fund #	2419
Cusip	411511785
Ticker	HIMGX
Inception Date	11/01/2002
Net Expense Ratio	1.22%
Total Net Assets (000s)	$17,167

RETIREMENT CLASS

Fund #	2519
Cusip	411512510
Ticker	HNMGX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$2,718
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$12,892	$12,597
Price/Earning Ratio (P/E)	58.1x	27.9x
Price/Book Ratio (P/B)	6.6x	5.8x
Beta vs. Russell Midcap® Growth Index	1.19	1.00
Portfolio Turnover (Year Ended 10/31/2016)	84%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
14

Harbor Mid Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Mid Cap Growth Fund
Institutional Class	-0.60%	10.38%	6.80%	11/01/2000	$ 96,565
Administrative Class	-0.91	10.08	6.53	11/01/2002	94,122
Investor Class	-1.05	9.96	6.40	11/01/2002	93,008
Retirement Class[1]	-0.60	10.38	6.80	03/01/2016	96,565
Comparative Index
Russell Midcap® Growth	0.40%	12.02%	7.65%	—	$104,533
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class); and 0.81% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
15

Harbor Mid Cap Growth Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.8%)
COMMON STOCKS—99.2%
Shares		Value
BEVERAGES—3.6%
73,622	Molson Coors Brewing Co.	$ 7,643
70,435	Monster Beverage Corp.*	10,166
		17,809
BIOTECHNOLOGY—3.3%
26,634	Alnylam Pharmaceuticals Inc.*	948
72,584	Incyte Corp.*	6,313
81,266	Ionis Pharmaceuticals Inc.*	2,111
11,461	Regeneron Pharmaceuticals Inc.*	3,954
24,503	Tesaro Inc.*	2,962
		16,288
BUILDING PRODUCTS—1.0%
90,980	Fortune Brands Home & Security Inc.	4,970
CAPITAL MARKETS—1.5%
61,470	S&P Global Inc.	7,490
CHEMICALS—0.9%
642,748	Platform Specialty Products Corp.*	4,686
COMMON STOCKS—Continued
Shares		Value
COMMUNICATIONS EQUIPMENT—1.9%
109,189	Arista Networks Inc.*	$ 9,254
DIVERSIFIED FINANCIAL SERVICES—0.7%
326,045	Double Eagle Acquisition Corp. (CYM )*	3,381
ENERGY EQUIPMENT & SERVICES—1.2%
108,675	Baker Hughes Inc.	6,021
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
30,539	Equinix Inc.	10,911
FOOD PRODUCTS—1.2%
488,577	Nomad Foods Ltd. (VG)*	6,005
HEALTH CARE EQUIPMENT & SUPPLIES—12.6%
65,369	Abiomed Inc.*	6,863
137,936	Align Technology Inc.*	11,851
157,432	DexCom Inc.*	12,318
144,123	Edwards Lifesciences Corp.*	13,723
287,528	Hologic Inc.*	10,354
212,581	Insulet Corp.*	7,891
		63,000
HEALTH CARE TECHNOLOGY—2.7%
68,899	Athenahealth Inc.*	7,119
166,357	Veeva Systems Inc.*	6,463
		13,582
HOTELS, RESTAURANTS & LEISURE—4.9%
19,511	Chipotle Mexican Grill Inc.*	7,039
48,176	Jack in the Box Inc.	4,516
68,034	Panera Bread Co.*	12,978
		24,533
INTERNET & DIRECT MARKETING RETAIL—11.4%
155,977	Expedia Inc.	20,157
122,608	Netflix Inc.*	15,310
145,707	TripAdvisor Inc.*	9,395
362,621	Wayfair Inc.*	12,086
		56,948
INTERNET SOFTWARE & SERVICES—6.1%
63,957	CoStar Group Inc.*	11,967
226,825	Godaddy Inc.*	8,118
4,200	Trade Desk Inc. (The)*	106
306,026	Zillow Group Inc. Class C*	10,209
		30,400
IT SERVICES—0.9%
105,728	PayPal Holdings Inc.*	4,405
LIFE SCIENCES TOOLS & SERVICES—0.0%
1,517	Samsung Biologics Co. Ltd. (S. KOR)*	180 [x]
MACHINERY—2.0%
88,427	Middleby Corp.*	9,914
OIL, GAS & CONSUMABLE FUELS—5.5%
99,895	Anadarko Petroleum Corp.	5,938
46,301	Diamondback Energy Inc.*	4,227
58,649	Energen Corp.*	2,940
134,458	Newfield Exploration Co.*	5,457

16

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
35,995	Pioneer Natural Resources Co.	$ 6,444
158,817	Qep Resources Inc.*	2,552
		27,558
PHARMACEUTICALS—2.9%
91,200	Eisai Co. Ltd. (JP)	5,812
88,310	Mylan NV (NET)*	3,223
211,800	Ono Pharmaceutical Co. Ltd. (JP)	5,370
		14,405
PROFESSIONAL SERVICES—3.0%
253,889	IHS Markit Ltd. (BM)*	9,340
188,786	TransUnion*	5,898
		15,238
ROAD & RAIL—1.2%
207,701	Knight Transportation Inc.	6,075
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
339,658	Micron Technology Inc.*	5,829
SOFTWARE—15.8%
193,962	Atlassian Corp. plc (AUS)*	5,210
142,837	Guidewire Software Inc.*	8,206
292,028	Mobileye NV (NET)*	10,857
177,382	ServiceNow Inc.*	15,594
335,805	SS&C Technologies Holdings Inc.	10,722
51,120	Ultimate Software Group Inc.*	10,786
200,419	Workday Inc.*	17,372
		78,747
SPECIALTY RETAIL—2.9%
43,754	Advance Auto Parts Inc.	6,129
150,634	Dick's Sporting Goods Inc.	8,383
		14,512
COMMON STOCKS—Continued
Shares		Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.0%
424,452	Pure Storage Inc.*	$ 5,238
TEXTILES, APPAREL & LUXURY GOODS—3.8%
307,924	Kate Spade & Co.*	5,158
1,756,130	Samsonite International SA (HK)	5,510
312,074	Under Armour Inc. Class C*	8,070
		18,738
TRADING COMPANIES & DISTRIBUTORS—3.8%
183,312	AerCap Holdings NV (NET)*	7,536
288,413	Fastenal Co.	11,242
		18,778
TOTAL COMMON STOCKS
(Cost $458,440)		494,895

SHORT-TERM INVESTMENTS—1.5%
(Cost $7,484)
Principal Amount
REPURCHASE AGREEMENTS
$7,484	Repurchase Agreement with Bank of America dated October 31, 2016 due November 01, 2016 at 0.300% collateralized by U.S. Treasury Notes (value $7,614)	7,484
TOTAL INVESTMENTS—100.7%
(Cost $465,924)		502,379
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(3,481)
TOTAL NET ASSETS—100.0%		$498,898

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Beverages	$17,809	$—	$—	$17,809
Biotechnology	16,288	—	—	16,288
Building Products	4,970	—	—	4,970
Capital Markets	7,490	—	—	7,490
Chemicals	4,686	—	—	4,686
Communications Equipment	9,254	—	—	9,254
Diversified Financial Services	3,381	—	—	3,381
Energy Equipment & Services	6,021	—	—	6,021
Equity Real Estate Investment Trusts (REITs)	10,911	—	—	10,911
Food Products	6,005	—	—	6,005
Health Care Equipment & Supplies	63,000	—	—	63,000
Health Care Technology	13,582	—	—	13,582
Hotels, Restaurants & Leisure	24,533	—	—	24,533
Internet & Direct Marketing Retail	56,948	—	—	56,948
Internet Software & Services	30,400	—	—	30,400
17

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
IT Services	$ 4,405	$ —	$ —	$ 4,405
Life Sciences Tools & Services	—	—	180	180
Machinery	9,914	—	—	9,914
Oil, Gas & Consumable Fuels	27,558	—	—	27,558
Pharmaceuticals	3,223	11,182	—	14,405
Professional Services	15,238	—	—	15,238
Road & Rail	6,075	—	—	6,075
Semiconductors & Semiconductor Equipment	5,829	—	—	5,829
Software	78,747	—	—	78,747
Specialty Retail	14,512	—	—	14,512
Technology Hardware, Storage & Peripherals	5,238	—	—	5,238
Textiles, Apparel & Luxury Goods	13,228	5,510	—	18,738
Trading Companies & Distributors	18,778	—	—	18,778
Short-Term Investments
Repurchase Agreements	—	7,484	—	7,484
Total Investments in Securities	$478,023	$24,176	$180	$502,379
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016 (000s)
Common Stocks
Life Sciences Tools & Services	$—	$182	$—	$—	$—	$(2)	$—	$—	$180
There were no transfers between Levels 1 and 2 during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Samsung Biologics Co. Ltd. (S. KOR)*	$180	Market Approach	Pre-IPO Transaction Price	KRW 136,000
18

Harbor Mid Cap Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Common Stocks	$(2)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a pre-IPO transaction price which is a Level 3 input.
KRW	South Korean Won
AUS	Australia
BM	Bermuda
CYM	Cayman Islands
HK	Hong Kong
JP	Japan
NET	Netherlands
S. KOR	South Korea
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
19

Harbor Small Cap Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Westfield Capital Management Company, L.P.
One Financial Center
23rd Floor
Boston, MA 02111
Portfolio Managers
William Muggia
Lead Portfolio Manager
Since 2000
Ethan Meyers, CFA
Since 2000
John Montgomery
Since 2011
Bruce Jacobs, CFA
Since 2011
Hamlen Thompson
Since 2011
Westfield has subadvised the Fund since 2000.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap growth stocks demonstrating consistent or accelerating earnings growth
William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of
Fund Performance
Market Review
After a prolonged period of gains, domestic equities began to show signs of fatigue during the fiscal year ended October 31, 2016. Market volatility picked up significantly, sentiment started to wane, and macro-economic concerns became a decisive factor behind investors’ purchasing decisions. The past twelve months witnessed two major corrections, which highlighted yet again a powerful dichotomy between two forces competing for equity market leadership: growth and safety. During periods of stock market duress, investors sought refuge in the most defensive, bond-like segments, such as Utilities, REITs, and Telecom Services. Snapback rallies off the interim lows, both in February and in June, were driven by economically-sensitive stocks. By the end of summer there was a noteworthy expansion of market breadth, with growth-oriented Information Technology and Industrial companies delivering some of the best performance results. Importantly, shares of financial companies also joined the advance, while expensive, high yield bond proxies began to underperform.
Performance
The Harbor Small Cap Growth Fund returned -0.99% (Institutional Class), -1.29% (Administrative Class), -1.44% (Investor Class), and -0.91% (Retirement Class) for the twelve month period ended October 31, 2016. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. These returns represent a modest underperformance of the Russell 2000® Growth Index, which posted -0.49%. While the Information Technology sector was the portfolio’s biggest contributor to relative returns, investments in Financials and Consumer Discretionary also generated incremental gains. The Health Care, Industrials, and Energy sectors were the portfolio’s most significant sources of underperformance. Additionally, the portfolio’s lack of exposure to Consumer Staples and Telecommunications Services, which were among the broad market’s best performing segments during the period, also held back relative results.
The Information Technology sector generated 1.36% of incremental gains, benefiting from successful stock selection across multiple sub-industries. Particularly impactful was contribution from investments in systems software, semiconductors, and data processing. Software maker Proofpoint, Inc., which offers an integrated suite of data protection tools, was among the top performers. The company has been seeing market share gains across a broad platform of products. We believe Proofpoint will continue to deliver above-industry-average revenue growth, aided by multiple tailwinds, such as cross-selling agreements with Intel Corp. and Palo Alto Networks Inc., cloud adoption, and McAfee conversions.
Investments within Financials contributed 1.17% to returns. We have tried to take a balanced approach to Financials, focusing on idiosyncratic ideas that we feel can outperform regardless of the interest rate environment. Of note, Texas-based regional bank Cullen/Frost Bankers, Inc. added incremental value during the period. We think the company has an experienced management team with a disciplined approach to lending and underwriting, pays a dividend
20

Harbor Small Cap Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Chemtura Corp.	2.8%
John Bean Technologies Corp.	2.8%
ICON plc	2.5%
Ultimate Software Group Inc.	2.5%
Vail Resorts Inc.	2.3%
Watsco Inc.	2.3%
Berry Plastics Group Inc.	2.2%
Ryder System Inc.	2.1%
East West Bancorp Inc.	2.0%
Microsemi Corp.	2.0%
that is above industry average, and offers the potential for a share repurchase program. Our recent discussion with management, which covered the bank’s energy loan exposure and loan loss reserves, left us confident in the quality of the franchise and its growth prospects relative to its peers.
The Health Care sector detracted 1.53% from relative results. Much of the underperformance stemmed from the portfolio’s biotechnology and pharmaceuticals investments. The biopharmaceuticals group was marked by significant volatility in the past twelve months, with the Nasdaq Biotech Index declining 21% over the period. We have reduced the portfolio’s exposure to the group and continued to balance our constructive views on the ongoing R&D productivity and new product launch dynamics within biopharma with our view that the segment will likely remain volatile near term. Shares of pharmaceutical developer Cardiome Pharma Corp. declined sharply in July following the company’s secondary offering. While we were disappointed with management’s decision to raise the capital at a substantial discount, we participated in the offering. We believe that the company is now fully funded to profitability and could be on the front end of multiple value creating events over the next 12 months.
Investments within Industrials cost the portfolio 0.69%. Steelcase Inc., the portfolio’s holding in the office services & supplies sub-industry, was the greatest source of relative weakness in the sector, declining after reporting third quarter earnings in December 2015. Lower corporate spending led to fewer product orders in the U.S., and the company’s European division missed production targets due to several operational mishaps. We felt that the company’s restructuring efforts in its European business segment might be less effective than management had thought and exited our investment in the stock.
Outlook & Strategy
The domestic stock market has more than doubled since the financial crisis of 2008. Its advance over the last couple of years came in the face of tepid global growth, tumult in the energy complex, and more recently, uncertainty about the outcome of the November presidential election. From our perspective, investor concerns about these macroeconomic and political risks resulted in a flight to those stocks that investors perceived as the most defensive, those demonstrating predictable cash flows, hefty dividends, and low volatility. Valuations became less important than income generation and stability. With emerging markets healing, the U.S. economy close to full employment, and inflation slowly firming, the U.S. Federal Reserve is likely to raise rates by 25 bps at the December meeting, in our opinion. We feel that when interest rates begin to normalize, valuation will matter once again. We already started to see this in October, when expensive, no growth stocks underperformed the broader market.  Our focus remains on quality high growth stocks that we consider to be underappreciated by the market and we believe that our growth-at-a-reasonable-price (GARP) investment approach will be rewarded going forward.

This report contains the current opinions of Westfield Capital Management Company, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
21

Harbor Small Cap Growth Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010
Cusip	411511868
Ticker	HASGX
Inception Date	11/01/2000
Net Expense Ratio	0.85%
Total Net Assets (000s)	$523,888

ADMINISTRATIVE CLASS

Fund #	2210
Cusip	411511769
Ticker	HRSGX
Inception Date	11/01/2002
Net Expense Ratio	1.10%
Total Net Assets (000s)	$686

INVESTOR CLASS

Fund #	2410
Cusip	411511777
Ticker	HISGX
Inception Date	11/01/2002
Net Expense Ratio	1.22%
Total Net Assets (000s)	$8,401

RETIREMENT CLASS

Fund #	2510
Cusip	411512494
Ticker	HNSGX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$54,634
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$2,972	$1,927
Price/Earning Ratio (P/E)	36.0x	31.2x
Price/Book Ratio (P/B)	4.4x	4.2x
Beta vs. Russell 2000® Growth Index	0.93	1.00
Portfolio Turnover (Year Ended 10/31/2016)	89%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
22

Harbor Small Cap Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Small Cap Growth Fund
Institutional Class	-0.99%	11.56%	7.51%	11/01/2000	$103,194
Administrative Class	-1.29	11.30	7.26	11/01/2002	100,765
Investor Class	-1.44	11.13	7.11	11/01/2002	99,359
Retirement Class[1]	-0.91	11.58	7.52	03/01/2016	103,280
Comparative Index
Russell 2000® Growth	-0.49%	11.34%	6.92%	—	$ 97,624
As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); 1.23% (Investor Class); and 0.81% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
23

Harbor Small Cap Growth Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 5.0%)
COMMON STOCKS—95.0%
Shares		Value
AEROSPACE & DEFENSE—2.7%
118,500	HEICO Corp.	$ 7,110
193,350	Hexcel Corp.	8,796
		15,906
AIRLINES—1.7%
210,860	Spirit Airlines Inc.*	10,107
BANKS—4.6%
97,816	Cullen/Frost Bankers Inc.	7,433
305,500	East West Bancorp Inc.	12,070
196,904	FCB Financial Holdings Inc.*	7,345
		26,848
COMMON STOCKS—Continued
Shares		Value
BIOTECHNOLOGY—5.8%
169,750	Acceleron Pharma Inc.*	$ 4,758
143,370	Alder Biopharmaceuticals Inc.*	3,477
830,500	ARIAD Pharmaceuticals Inc.*	7,242
1,076,367	Merrimack Pharmaceuticals Inc.*	5,619
196,645	Neurocrine Biosciences Inc.*	8,607
90,590	Prothena Corp. plc (IE)*	4,332
		34,035
BUILDING PRODUCTS—1.2%
93,125	American Woodmark Corp.*	6,956
CAPITAL MARKETS—1.9%
674,440	BGC Partners Inc.	5,793
37,680	MarketAxess Holdings Inc.	5,681
		11,474
CHEMICALS—2.8%
495,300	Chemtura Corp.*	16,246
COMMERCIAL SERVICES & SUPPLIES—0.5%
45,670	Multi-Color Corp.	2,965
COMMUNICATIONS EQUIPMENT—2.3%
242,070	ARRIS International plc (UK)*	6,725
351,940	Ciena Corp.*	6,820
		13,545
CONTAINERS & PACKAGING—2.2%
298,150	Berry Plastics Group Inc.*	13,044
DIVERSIFIED CONSUMER SERVICES—1.8%
162,010	Bright Horizons Family Solutions Inc.*	10,840
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.0%
217,812	Orbotech Ltd. (IL)*	5,968
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.5%
155,040	Community Healthcare Trust Inc.	3,470
291,180	Four Corners Property Trust Inc.	5,847
260,343	National Storage Affiliates Trust	5,097
		14,414
HEALTH CARE EQUIPMENT & SUPPLIES—5.4%
145,520	Integra LifeSciences Holdings Corp.*	11,570
201,532	Masimo Corp.*	11,084
401,570	Wright Medical Group NV (NET)*	8,799
		31,453
HEALTH CARE PROVIDERS & SERVICES—1.5%
201,854	TeamHealth Holdings Inc.*	8,649
HEALTH CARE TECHNOLOGY—1.0%
174,574	Omnicell Inc.*	5,696
HOTELS, RESTAURANTS & LEISURE—5.7%
256,790	Chuy's Holdings Inc.*	7,293
185,990	Dave & Buster's Entertainment Inc.*	7,690
237,758	Isle of Capri Casinos Inc.*	4,993
85,310	Vail Resorts Inc.	13,602
		33,578
HOUSEHOLD DURABLES—2.0%
352,702	Installed Building Products Inc.*	11,657

24

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET SOFTWARE & SERVICES—1.5%
47,788	CoStar Group Inc.*	$ 8,942
IT SERVICES—3.0%
73,785	Euronet Worldwide Inc.*	5,869
167,220	Interxion Holding NV (NET)*	6,226
208,325	WNS Holdings Ltd. ADR (JE)*,1	5,729
		17,824
LEISURE PRODUCTS—1.8%
312,670	Acushnet Holdings Corp.*	5,443
124,084	Brunswick Corp.	5,398
		10,841
LIFE SCIENCES TOOLS & SERVICES—2.5%
183,704	ICON plc (IE)*	14,748
MACHINERY—4.3%
203,750	John Bean Technologies Corp.	16,269
728,570	Mueller Water Products Inc.	8,976
		25,245
MARINE—1.6%
241,560	Matson Inc.	9,648
MEDIA—4.5%
56,455	Madison Square Garden Co.*	9,343
149,862	Nexstar Broadcasting Group Inc.	7,313
320,217	Starz*	10,074
		26,730
PHARMACEUTICALS—3.3%
1,768,065	Cardiome Pharma Corp. (CAN)*	4,880
166,200	Horizon Pharma plc (IE)*	2,779
444,473	Nektar Therapeutics*	5,512
192,969	Pacira Pharmaceuticals Inc.*	6,136
		19,307
PROFESSIONAL SERVICES—1.9%
58,678	CEB Inc.	2,855
150,599	Huron Consulting Group Inc.*	8,441
		11,296
ROAD & RAIL—2.7%
154,524	Marten Transport Ltd.	3,168
179,400	Ryder System Inc.	12,448
		15,616
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
74,605	Inphi Corp.*	2,768
COMMON STOCKS—Continued
Shares		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—Continued
279,130	Microsemi Corp.*	$ 11,760
146,154	Monolithic Power Systems Inc.	11,518
		26,046
SOFTWARE—9.6%
209,459	BroadSoft Inc.*	8,703
136,771	Commvault Systems Inc.*	7,317
317,937	Fortinet Inc.*	10,193
83,739	Proofpoint Inc.*	6,564
69,420	Ultimate Software Group Inc.*	14,647
346,859	Zendesk Inc.*	9,119
		56,543
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.5%
200,760	Electronics for Imaging Inc.*	8,538
THRIFTS & MORTGAGE FINANCE—1.0%
213,544	Essent Group Ltd. (BM)*	5,646
TRADING COMPANIES & DISTRIBUTORS—4.8%
311,426	Rush Enterprises Inc.*	8,175
111,906	Siteone Landscape Supply Inc.*	3,489
149,450	Univar Inc.*	3,325
97,435	Watsco Inc.	13,377
		28,366
TOTAL COMMON STOCKS
(Cost $477,830)		558,717

SHORT-TERM INVESTMENTS—3.7%
(Cost $21,522)
Principal Amount
REPURCHASE AGREEMENTS
$21,522	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $21,955)	21,522
TOTAL INVESTMENTS—98.7%
(Cost $499,352)		580,239
CASH AND OTHER ASSETS, LESS LIABILITIES—1.3%		7,370
TOTAL NET ASSETS—100.0%		$587,609

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $21,522 are classified as Level 2. All other holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
25

Harbor Small Cap Growth Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IE	Ireland
IL	Israel
JE	Jersey
NET	Netherlands
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary (Unaudited)

Subadviser
Elk Creek Partners, LLC
44 Cook Street
Suite 705
Denver, CO 80206
Portfolio Managers
Cam Philpott, CFA
Since 2014
Lance Marx, CFA
Since 2014
David Hand, CFA
Since 2014
Hiren Patel, Ph.D.
Since 2014
Sean McGinnis, CFA
Since 2014
Elk Creek has subadvised the Fund since 2014.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Small cap stocks with above average growth potential
Cam Philpott

Lance Marx

David Hand

Hiren Patel

Sean McGinnis

Management’s Discussion of
Fund Performance
Market REVIEW
Small cap stocks posted positive returns for the fiscal year ended October 31, 2016. Volatility has been the general theme with concerns over global economic growth, oil prices, and the direction and timing of interest rates in the U.S. competing with largely positive earnings results for prevailing influence on equities, over the course of the year.
A renewed investor interest in strong corporate earnings in February and a rally after Britain’s vote to leave the European Union in late June helped to overcome weakness early in the fiscal year.
Our investment strategy employs a bottom-up process that focuses on finding companies that we believe can grow revenues and earnings faster than peers and above investor expectations. While we are subject to the market’s short term movements based on macroeconomic concerns, we believe that stocks ultimately reflect the fundamentals of their businesses over time. We believe that our ability to identify businesses with strong fundamentals should lead to long-term outperformance through a full market cycle.
Performance
Small cap stocks have performed in line with large cap stocks over the last twelve months, as represented by the Russell 1000® Index return of 4.26% and the Russell 2000® Index return of 4.11%. Within small cap stocks, growth has underperformed value with the Russell 2000® Growth Index posting a return of -0.49% vs. the Russell 2000® Value Index return of 8.81%, in the same period. The Harbor Small Cap Growth Opportunities Fund returned 2.62% (Institutional Class), 2.94% (Administrative Class), 2.24% (Investor Class), and 2.72% (Retirement Class) and outperformed the Russell 2000® Growth Index, the Fund’s benchmark, on a one year trailing basis. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Performance of the Fund has been driven primarily by stock selection, which is consistent with our team’s investment process and reflected in our longer-term track record. Over the last fiscal year, stock selection was robust in the Information Technology sector, while the Fund’s picks in the Consumer Discretionary sector detracted meaningfully from performance. Sector allocation is not a primary focus of our investment strategy.
We look at stocks individually to find opportunities with significant revenue and earnings growth that we believe to be sustainable. Our investment style and process tends to result in a portfolio that is typically overweight stocks in the Information Technology, Healthcare, Industrials (which includes Business Service stocks), and Consumer Discretionary sectors. The portfolio tends to be normally underweight stocks in the Utilities, Financials, Energy, Materials, and Consumer Staples sectors.
27

Harbor Small Cap Growth Opportunities Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Synchronoss Technologies Inc.	3.4%
Maxlinear Inc.	3.3%
LogMeIn Inc.	2.4%
WageWorks Inc.	2.1%
WNS Holdings Ltd. ADR	2.1%
ICU Medical Inc.	2.0%
Blackhawk Network Holdings Inc.	1.9%
Endologix Inc.	1.8%
Gogo Inc.	1.8%
Wright Medical Group NV	1.7%
Looking at specific stock attribution, mixed-signal semiconductor company, MaxLinear Inc., was a strong stock for the Fund over the period on several fundamental developments. Revenues ran ahead of expectations, especially in their cable business. Also, at a conference in June, management provided investors with a business forecast that, for the first time, included their recent acquisition of Entropic. As we expected, the combined companies are significantly more profitable than analysts had modeled. We continue to own these shares.
WebMD Health Corp., an online healthcare information portal for consumers, physicians, and other healthcare professionals, was also a positive stock for the Fund. The company reported strong operating results in February that were better than expectations, and some market participants speculated that WebMD is a potential strategic target. We sold this position in the middle of the fiscal year, rotating the portfolio to other stocks that we believed presented more attractive opportunities.
MDC Partners Inc., a global marketing and advertising company, was a weak stock for the fiscal year. The good news is that the company won clients; however, those client wins have added to expenses without showing up in revenues yet due to timing issues. Even without these incremental revenues, MDC Partners grew consistent with peer companies, yet the shares trade at a significant discount. We believe that the company’s superior growth prospects relative to peers will become evident in the near future, and we continue to own our position in these shares.
Korn Ferry International, a leading provider of talent management solutions, was also a weak stock. The company’s earnings results have been solid, though management made some comments about softness in the Executive Recruitment segment. Given the broader market’s concerns about economic growth going into the Brexit vote, these comments were interpreted by the market as a significant slowdown in that business segment. We think that the market’s reaction was overly severe, and that the company’s business is less cyclical as the result of several strategic acquisitions made by the management team. We continue to hold our position in these shares.
Outlook & StRategy
A component of the powerful move in domestic equities towards the end of the fiscal year came from the narrative that Brexit risks would likely mean that central banks across the globe would be reluctant and somewhat slow to raise interest rates. We view this as a positive development for equity valuations.
We believe that there is more behind the strong equity performance of the last several months than just multiple expansion from new expectations regarding global monetary policy. We saw some robust earnings reports from the portfolio holdings, and the breadth of good stocks, across different industry groups, was notable and encouraging.
From our perspective, the volatility of the past fiscal year is an example of why it is important to stay disciplined to our time proven investment process. By staying focused on purchasing good companies with what we believe to be sustainable growth prospects, the Fund produced strong absolute and relative returns during a period where initial expectations were widely negative. Generally speaking, any investor who went to cash over Brexit fears missed a significant move in the equity markets. We believe this example highlights the risks of attempting to time the market as well as the virtues of a consistent process.
General market expectations are now more elevated given that broader equity valuations are higher than they were last October. Thus, we believe earnings will probably be the required driver of equity returns rather than further multiple expansion. As always, we will continue to be focused on finding good companies with sustainable growth prospects and will stay disciplined to our investment style and process.

This report contains the current opinions of Elk Creek Partners, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Small Cap Growth Opportunities Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2037
Cusip	411512668
Ticker	HASOX
Inception Date	02/01/2014
Net Expense Ratio	0.89%
Total Net Assets (000s)	$169,718

ADMINISTRATIVE CLASS

Fund #	2237
Cusip	411512650
Ticker	HRSOX
Inception Date	02/01/2014
Net Expense Ratio	1.13%
Total Net Assets (000s)	$143

INVESTOR CLASS

Fund #	2437
Cusip	411512643
Ticker	HISOX
Inception Date	02/01/2014
Net Expense Ratio	1.26%
Total Net Assets (000s)	$871

RETIREMENT CLASS

Fund #	2537
Cusip	411512486
Ticker	HNSOX
Inception Date	03/01/2016
Net Expense Ratio	0.84% [a]
Total Net Assets (000s)	$20,230
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$1,372	$1,927
Price/Earning Ratio (P/E)	48.6x	31.2x
Price/Book Ratio (P/B)	3.3x	4.2x
Beta vs. Russell 2000® Growth Index	0.97	1.00
Portfolio Turnover (Year Ended 10/31/2016)	85%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
29

Harbor Small Cap Growth Opportunities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2014 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Small Cap Growth Opportunities Fund
Institutional Class	2.62%	N/A	2.26%	02/01/2014	$53,172
Administrative Class	2.94	N/A	2.23	02/01/2014	53,129
Investor Class	2.24	N/A	1.87	02/01/2014	52,615
Retirement Class[1]	2.72	N/A	2.30	03/01/2016	53,224
Comparative Index
Russell 2000® Growth	-0.49%	N/A	2.43%	—	$53,412
As stated in the Fund’s current prospectus, the expense ratios were 0.92% (Institutional Class); 1.17% (Administrative Class); 1.29% (Investor Class); and 0.87% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
30

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.4%)
COMMON STOCKS—97.6%
Shares		Value
AEROSPACE & DEFENSE—1.8%
57,070	DigitalGlobe Inc.*	$1,432
COMMON STOCKS—Continued
Shares		Value
AEROSPACE & DEFENSE—Continued
126,362	KEYW Holding Corp.*	$ 1,326
27,131	Mercury Systems Inc.*	754
		3,512
AIR FREIGHT & LOGISTICS—1.3%
12,996	Atlas Air Worldwide Holdings Inc.*	544
93,401	Echo Global Logistics Inc.*	1,980
		2,524
AUTO COMPONENTS—0.7%
59,590	Fox Factory Holding Corp.*	1,293
BANKS—1.2%
25,240	Chemical Financial Corp.	1,084
54,124	FB Financial Corp.*	1,129
		2,213
BIOTECHNOLOGY—3.6%
145,939	ARIAD Pharmaceuticals Inc.*	1,273
26,300	BioSpecifics Technologies Corp.*	1,141
178,027	Exact Sciences Corp.*	2,774
16,676	Ligand Pharmaceuticals Inc.*	1,596
		6,784
BUILDING PRODUCTS—1.9%
58,841	Caesarstone Ltd. (IL)*	2,080
26,453	Masonite International Corp. (CAN)*	1,505
		3,585
CAPITAL MARKETS—0.8%
55,772	Financial Engines Inc.	1,542
COMMERCIAL SERVICES & SUPPLIES—1.5%
328,190	InnerWorkings Inc.*	2,891
COMMUNICATIONS EQUIPMENT—0.9%
226,303	Infinera Corp.*	1,765
CONSTRUCTION & ENGINEERING—1.3%
31,108	Dycom Industries Inc.*	2,393
DIVERSIFIED CONSUMER SERVICES—1.3%
377,612	Chegg Inc.*	2,511
DIVERSIFIED FINANCIAL SERVICES—0.5%
203,564	On Deck Capital Inc.*	995
DIVERSIFIED TELECOMMUNICATION SERVICES—0.9%
220,502	Iridium Communications Inc.*	1,797
ELECTRICAL EQUIPMENT—0.4%
71,258	Power Solutions International Inc.*	681
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
17,516	Coherent Inc.*	1,824
37,355	Methode Electronics Inc.	1,165
25,175	MTS Systems Corp.	1,197
		4,186
HEALTH CARE EQUIPMENT & SUPPLIES—12.1%
547,077	Cerus Corp.*	2,637
73,645	Cryolife Inc.*	1,252
323,357	Endologix Inc.*	3,382
26,959	ICU Medical Inc.*	3,755
106,117	Merit Medical Systems Inc.*	2,329

31

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
274,776	Novadaq Technologies Inc. (CAN)*	$ 3,053
38,139	Nuvasive Inc.*	2,278
45,373	Spectranetics Corp.*	985
152,468	Wright Medical Group NV (NET)*	3,341
		23,012
HEALTH CARE PROVIDERS & SERVICES—1.1%
13,367	Surgical Care Affiliates Inc.*	572
91,394	Teladoc Inc.*	1,485
		2,057
HEALTH CARE TECHNOLOGY—2.9%
107,411	Evolent Health Inc.*	2,261
175,131	Vocera Communications Inc.*	3,222
		5,483
HOTELS, RESTAURANTS & LEISURE—7.3%
77,712	Belmond Ltd. (BM)*	1,006
19,991	Churchill Downs Inc.	2,719
204,807	ClubCorp Holdings Inc.	2,366
41,003	Dave & Buster's Entertainment Inc.*	1,695
93,589	Habit Restaurants Inc.*	1,324
195,945	Penn National Gaming Inc.*	2,534
109,005	Planet Fitness Inc.*	2,311
		13,955
HOUSEHOLD DURABLES—1.8%
101,395	Century Communities Inc.*	1,997
44,465	Installed Building Products Inc.*	1,470
		3,467
INSURANCE—1.5%
141,834	National General Holdings Corp.	2,915
INTERNET & DIRECT MARKETING RETAIL—2.3%
393,625	EVINE Live Inc.*	846
57,461	NutriSystem Inc.	1,822
34,374	Shutterfly Inc.*	1,684
		4,352
INTERNET SOFTWARE & SERVICES—7.9%
208,369	Angie's List Inc.*	1,604
300,507	Bankrate Inc.*	2,344
331,554	Gogo Inc.*	3,352
47,617	LogMeIn Inc.	4,524
147,474	Quotient Technology Inc.*	1,563
28,471	Shutterstock Inc.*	1,680
		15,067
IT SERVICES—5.7%
104,199	Blackhawk Network Holdings Inc.*	3,590
88,904	Interxion Holding NV (NET)*	3,310
144,507	WNS Holdings Ltd. ADR (IND)*,1	3,974
		10,874
MACHINERY—3.6%
48,676	Barnes Group Inc.	1,939
31,010	CIRCOR International Inc.	1,668
90,732	NN Inc.	1,601
83,983	Rexnord Corp.*	1,671
		6,879
COMMON STOCKS—Continued
Shares		Value
MEDIA—2.7%
58,189	AMC Entertainment Holdings Inc.	$ 1,830
226,960	MDC Partners Inc. (CAN)	1,918
108,467	National CineMedia Inc.	1,504
		5,252
MULTILINE RETAIL—0.7%
261,485	Tuesday Morning Corp.*	1,294
OIL, GAS & CONSUMABLE FUELS—1.5%
77,775	Callon Petroleum Co.*	1,010
21,118	SM Energy Co.	710
178,590	Synergy Resources Corp.*	1,222
		2,942
PHARMACEUTICALS—4.2%
406,839	Aralez Pharmaceuticals Inc. (CAN)*	1,656
67,613	Medicines Co.*	2,228
60,682	Pacira Pharmaceuticals Inc.*	1,929
347,149	Teligent Inc.*	2,260
		8,073
PROFESSIONAL SERVICES—4.5%
103,524	Korn/Ferry International	2,111
72,776	On Assignment Inc.*	2,504
68,050	WageWorks Inc.*	4,012
		8,627
ROAD & RAIL—0.6%
53,784	Swift Transportation Corp.*	1,204
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.3%
333,772	Maxlinear Inc.*	6,245
SOFTWARE—7.4%
21,779	BroadSoft Inc.*	905
141,130	Callidus Software Inc.*	2,576
20,759	Imperva Inc.*	766
175,987	Synchronoss Technologies Inc.*	6,460
220,482	TubeMogul Inc.*	1,610
130,414	Vasco Data Security International Inc.*	1,793
		14,110
SPECIALTY RETAIL—1.1%
134,447	Party City Holdco Inc.*	2,185
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.6%
26,179	Electronics for Imaging Inc.*	1,113
THRIFTS & MORTGAGE FINANCE—2.0%
76,569	Bofi Holding Inc.*	1,426
30,105	LendingTree Inc.*	2,404
		3,830
TRADING COMPANIES & DISTRIBUTORS—1.4%
47,390	Beacon Roofing Supply Inc.*	1,992
33,091	Dxp Enterprises Inc.*	721
		2,713
WATER UTILITIES—0.4%
31,724	Aquaventure Holdings Ltd. (VG)*	674

32

Harbor Small Cap Growth Opportunities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
WIRELESS TELECOMMUNICATION SERVICES—0.7%
50,225	Shenandoah Telecommunications Co.	$ 1,326
TOTAL COMMON STOCKS
(Cost $179,131)		186,321

SHORT-TERM INVESTMENTS—1.7%
(Cost $3,323)
Principal Amount
REPURCHASE AGREEMENTS
$3,323	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $3,390)	3,323
TOTAL INVESTMENTS—99.3%
(Cost $182,454)		189,644
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		1,318
TOTAL NET ASSETS—100.0%		$190,962
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $3,323 are classified as Level 2. All other holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
BM	Bermuda
CAN	Canada
IL	Israel
IND	India
NET	Netherlands
VG	Virgin Islands
The accompanying notes are an integral part of the Financial Statements.
33

Harbor Large Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
Aristotle Capital Management, LLC
11100 Santa
Monica Boulevard
Suite 1700
Los Angeles, CA 90025
Portfolio Manager
Howard Gleicher, CFA
Since 2012
Aristotle has subadvised the Fund since 2012.
Investment Objective
Long-term total return
Principal Style Characteristics
Large cap value stocks
Howard Gleicher

Management’s Discussion of
Fund Performance
Markets Review
It’s always something—or so it seems with news impacting the global financial markets. As many investors have tried to forget, stocks sold off dramatically at the start of 2016 on concerns over slowing Chinese economic growth and weak oil prices as well as uncertainty regarding global monetary policy. A week before the conclusion of the second quarter, the U.K. vote to withdraw from the European Union (“Brexit”) sent stock markets reeling around the world once again. However, during the final few trading days of the second quarter some investors rethought their likely overreaction to the Brexit vote, while others bargain hunted, causing a sharp rebound in and enabling the S&P 500 Index to generate positive momentum that persisted into the next quarter.
In the third quarter of 2016, U.S. investors’ appetite for risk increased and propelled the equity markets higher. Meanwhile, the Federal Open Market Committee passed on two opportunities to further raise interest rates after finally raising interest rates back in December 2015 —the first time in nearly a decade. With cash and bonds paying (virtually) nothing, investors turned to the stock market seeking return. In particular, they bid up the prices of technology and financial services stocks, suggesting a quest for growth and an improved outlook on the U.S. economy. As a result, the tech-laden Nasdaq Composite Index reached new highs during the third quarter. The broad market S&P 500 Index reached a new record level in early July but then stayed relatively flat to finish the Fund’s fiscal year ended October 31, 2016.
Performance
In this environment, the Harbor Large Cap Value Fund performed well over the past year, generating a return of 7.14% (Institutional Class), 6.77% (Administrative Class), 6.80% (Investor Class), and 7.17% (Retirement Class) over the twelve months ended October 31, 2016. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. This return exceeded the 6.37% return of the Russell 1000® Value Index. The majority of the outperformance was attributable to sector concentrations; security selection was also additive. Strength, however, was widespread with positive comparisons found in seven of the nine economic sectors where the Fund had exposure.
The primary contributors to outperformance were security selection in Information Technology and Industrials, a moderate underweight and stock selection in Energy, and an underweight as well as stock selection in Financials.
Meanwhile, the primary detractors from relative return were stock selection in the Consumer Staples sector and an overweight in Health Care. Overall, the positive factors outweighed the negative during the fiscal year, yielding moderate outperformance relative to the Russell 1000® Value Index.
Aggregates and construction materials producer Martin Marietta Materials, Inc. was a top contributor to relative return. Shares of Martin Marietta climbed on first quarter earnings that more than doubled consensus estimates, despite the slow pace and early stages of the construction recovery. The company’s aggregates business saw improvements in both volume and pricing, and overall, gross margins rose 70% given margin expansion in nearly every
34

Harbor Large Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Adobe Systems Inc.	3.4%
Medtronic plc	3.4%
Baxter International Inc.	3.2%
Home Depot Inc.	3.2%
Time Warner Inc.	3.1%
Walgreens Boots Alliance Inc.	3.1%
Microsoft Corp.	3.0%
Martin Marietta Materials Inc.	2.9%
Microchip Technology Inc.	2.8%
Texas Instruments Inc.	2.8%
business line. Given its ability to raise prices consistently in a poor construction market (which we view as a hallmark of a high-quality business), we continue to see the potential for Martin Marietta to further enhance its profitability as infrastructure spending normalizes in the coming years.
Global integrated pharmaceutical and ophthalmology firm Novartis AG was a major detractor from performance. Shares of Novartis sold off on disappointing fourth quarter 2015 earnings, as global sales were negatively affected by the strong U.S. dollar. The company’s Alcon eye care unit was particularly weak, precipitating some management changes and reorganization of its product lines. Despite the near-term pullback, our investment thesis remains intact. Within our multi-year investment horizon, among the catalysts we have identified for Novartis are: margin improvement due to its portfolio transformation; market share gains in eye care (via Alcon) and biosimilars (through Sandoz); cost savings realized from restructuring its procurement and manufacturing processes; and realization of its equity ownership in Swiss pharmaceutical and medical diagnostics firm Roche Holding AG.
Outlook & Strategy
Throughout the world, two major impediments to economic growth have been stubbornly anemic income growth and low inflation. Policymakers have yet to determine how best to nudge either higher. Originally highlighted by former Federal Reserve Chairman Ben S. Bernanke, global central banks have warned of the danger of allowing deflation to take hold. It could, they worry, lead to a downward spiral of low confidence, muted spending, low inflation, minimal income growth and low or no economic growth.
Higher inflation, it is thought, will allow for rising interest rates and reverse the downward momentum. This could be why higher rates appear to be positively correlated with higher equity prices over the past two decades. As always, we will monitor such global macroeconomic trends but continue to devote the vast majority of our resources to understanding individual businesses, which is where we believe we can add the most value for our investors.

This report contains the current opinions of Aristotle Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
35

Harbor Large Cap Value Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013
Cusip	411511603
Ticker	HAVLX
Inception Date	12/29/1987
Net Expense Ratio	0.68% [b]
Total Net Assets (000s)	$310,127

ADMINISTRATIVE CLASS

Fund #	2213
Cusip	411511751
Ticker	HRLVX
Inception Date	11/01/2002
Net Expense Ratio	0.93% [b]
Total Net Assets (000s)	$9,361

INVESTOR CLASS

Fund #	2413
Cusip	411511744
Ticker	HILVX
Inception Date	11/01/2002
Net Expense Ratio	1.05% [b]
Total Net Assets (000s)	$57,716

RETIREMENT CLASS

Fund #	2513
Cusip	411512478
Ticker	HNLVX
Inception Date	03/01/2016
Net Expense Ratio	0.63% [a,b]
Total Net Assets (000s)	$3,822
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$72,461	$108,830
Price/Earning Ratio (P/E)	22.1x	20.1x
Price/Book Ratio (P/B)	3.0x	2.1x
Beta vs. Russell 1000® Value Index	1.04	1.00
Portfolio Turnover (Year Ended 10/31/2016)	34%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
36

Harbor Large Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Large Cap Value Fund
Institutional Class	7.14%	14.73%	6.42%	12/29/1987	$93,153
Administrative Class	6.77	14.42	6.14	11/01/2002	90,704
Investor Class	6.80	14.30	6.02	11/01/2002	89,692
Retirement Class[1]	7.17	14.74	6.42	03/01/2016	93,180
Comparative Index
Russell 1000® Value	6.37%	13.31%	5.35%	—	$84,187
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.97% (Gross) (Administrative Class); 1.05% (Net) and 1.09% (Gross) (Investor Class); and 0.63% (Net) and 0.67% (Gross) (Retirement Class).  The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
37

Harbor Large Cap Value Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.1%)
COMMON STOCKS—97.9%
Shares		Value
AEROSPACE & DEFENSE—2.6%
65,500	General Dynamics Corp.	$ 9,873
BANKS—14.5%
919,219	Banco Bilbao Vizcaya SA ADR (SP)[1]	6,628
558,000	Bank of America Corp.	9,207
70,000	BOK Financial Corp.	4,971
67,000	Cullen/Frost Bankers Inc.	5,091
133,000	First Republic Bank	9,899
88,000	JPMorgan Chase & Co.	6,095
59,000	M&T Bank Corp.	7,241
1,150,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	5,923
		55,055
BEVERAGES—2.1%
192,000	Coca-Cola Co.	8,141
BIOTECHNOLOGY—4.7%
176,000	AbbVie Inc.	9,817
57,000	Amgen Inc.	8,046
		17,863
CAPITAL MARKETS—2.3%
98,000	Ameriprise Financial Inc.	8,662
COMMON STOCKS—Continued
Shares		Value
CHEMICALS—4.6%
167,000	Dow Chemical Co.	$ 8,986
90,000	PPG Industries Inc.	8,382
		17,368
CONSTRUCTION MATERIALS—2.9%
60,000	Martin Marietta Materials Inc.	11,123
ENERGY EQUIPMENT & SERVICES—1.9%
159,300	Halliburton Co.	7,328
FOOD & STAPLES RETAILING—3.1%
141,000	Walgreens Boots Alliance Inc.	11,665
FOOD PRODUCTS—4.5%
175,000	Archer Daniels Midland Co.	7,625
211,000	Mondelez International Inc.	9,482
		17,107
GAS UTILITIES—1.8%
132,000	National Fuel Gas Co.	6,914
HEALTH CARE EQUIPMENT & SUPPLIES—8.8%
255,000	Baxter International Inc.	12,136
108,000	Danaher Corp.	8,483
158,000	Medtronic plc (IE)	12,959
		33,578
HOUSEHOLD DURABLES—2.5%
232,000	Lennar Corp.	9,672
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.8%
570,000	AES Corp.	6,709
INSURANCE—2.6%
78,000	Chubb Ltd. (SWS)	9,906
IT SERVICES—1.8%
168,000	PayPal Holdings Inc.*	6,999
MACHINERY—4.1%
71,000	Deere & Co.	6,269
174,000	Oshkosh Corp.	9,309
		15,578
MEDIA—3.1%
131,000	Time Warner Inc.	11,658
OIL, GAS & CONSUMABLE FUELS—7.2%
134,000	EQT Corp.	8,844
127,000	Phillips 66	10,306
46,000	Pioneer Natural Resources Co.	8,235
		27,385
PERSONAL PRODUCTS—3.5%
198,000	Coty Inc.	4,552
212,000	Unilever NV (NET)	8,866
		13,418
PHARMACEUTICALS—2.4%
131,000	Novartis AG ADR (SWS)[1]	9,304
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.5%
175,000	Microchip Technology Inc.	10,596
148,000	Texas Instruments Inc.	10,486
		21,082

38

Harbor Large Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SOFTWARE—6.4%
119,000	Adobe Systems Inc.*	$ 12,794
194,000	Microsoft Corp.	11,624
		24,418
SPECIALTY RETAIL—3.2%
99,500	Home Depot Inc.	12,140
TOTAL COMMON STOCKS
(Cost $308,476)		372,946

SHORT-TERM INVESTMENTS—2.2%
(Cost $8,570)
Principal Amount
REPURCHASE AGREEMENTS
$8,570	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $8,745)	8,570
TOTAL INVESTMENTS—100.1%
(Cost $317,046)		381,516
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(490)
TOTAL NET ASSETS—100.0%		$381,026
FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $8,570 are classified as Level 2. All other holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
IE	Ireland
JP	Japan
NET	Netherlands
SP	Spain
SWS	Switzerland
The accompanying notes are an integral part of the Financial Statements.
39

Harbor Mid Cap Value Fund
Managers' Commentary (Unaudited)

Subadviser
LSV Asset Management
155 North Wacker Dr.
Suite 4600
Chicago, IL 60606
Portfolio Managers
Josef Lakonishok, Ph.D.
Since 2004
Menno Vermeulen, CFA
Since 2004
Puneet Mansharamani, CFA
Since 2006
Greg Sleight
Since 2015
Guy Lakonishok, CFA
Since 2015
LSV has subadvised the Fund since 2004.
Investment Objective
Long-term total return
Principal Style Characteristics
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers
Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Greg Sleight

Guy Lakonishok

Management’s Discussion of
Fund Performance
Market Review
The U.S equity market as measured by the Russell 3000® Index finished up 4.24% for the twelve months ended October 31, 2016. There was little difference in returns by market capitalization. Large cap stocks as measured by the Russell 1000® Index returned 4.26% while small cap stocks as measured by the Russell 2000® Index gained 4.11%. The Russell Midcap® Index finished up 4.17% for the twelve months ended October 31, 2016. Value stocks outperformed across all market capitalization segments based on the Russell Indices. The Russell Midcap® Value Index gained 7.84% while the Russell Midcap® Growth Index was up just 0.40%.
Equity markets struggled early but rebounded to post positive returns for the twelve months ended October 31, 2016. Equities posted double digit declines early in the 2016 calendar year as concerns over slow global growth and low oil prices weighed on markets. However, a recovery in oil prices and dovish comments by central banks led to a recovery in equities. The Federal Reserve raised rates for the first time in nearly a decade at their December 2015 meeting but kept rates steady throughout 2016.
Equity markets stumbled again after the June Brexit vote in the U.K. but quickly recovered as the political fallout from the Brexit vote was contained. Theresa May was confirmed as Prime Minister and the Bank of England cut interest rates and instituted a quantitative easing program.
There was a wide disparity in sector returns over the last year as Consumer Staples, Technology, Materials and Utilities posted strong returns. Consumer Discretionary, Telecommunication Services, Health Care and Energy stocks lagged. Lower volatility stocks led early in the period but reversed course over the last four months as interest rates rose.
Performance
The Harbor Mid Cap Value Fund returned 2.81% (Institutional Class), 2.54% (Administrative Class), 2.45% (Investor Class), and 2.81% (Retirement Class) underperforming the 7.84% return for the Russell Midcap® Value Index for the fiscal year ended October 31, 2016. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. While value stocks as measured by the Russell Indices outperformed in the period, the Fund trailed the Russell Midcap® Value Index, the Fund’s benchmark. Many of the stocks that did well in the benchmark can be characterized as lower quality stocks without strong cash flow and earnings. We define value stocks as stocks that are cheap on multiple measures including cash flow, earnings, book value and dividend yield. Over the last twelve months, stocks that were cheap on book value and higher yielding stocks led the market while stocks that were cheap on cash flow and earnings underperformed.
The Fund’s sector and industry exposures contributed to the relative underperformance in the period. Approximately half of the underperformance was related to the Fund’s holdings in the Energy sector. Oil and gas exploration and production companies, which the Fund
40

Harbor Mid Cap Value Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Public Service Enterprise Group Inc.	1.6%
FirstEnergy Corp.	1.4%
Entergy Corp.	1.3%
Everest Re Group Ltd.	1.3%
SunTrust Banks Inc.	1.3%
Ameriprise Financial Inc.	1.2%
Quest Diagnostics Inc.	1.2%
Regions Financial Corp.	1.2%
Endurance Specialty Holdings Ltd.	1.1%
Tesoro Corp.	1.1%
was underweight, rallied as oil prices rebounded while refiners, which we favored, underperformed. Many of the exploration companies have negative earnings and cash flow and therefore do not rank highly on our model while refiners have been generating strong cash flow and earnings and we expect will continue to do so.
Stock selection in the Industrials, Materials, and Consumer Discretionary sectors also lagged. Energy stocks which struggled included refiners HollyFrontier Corp, Tesoro Corp., and Marathon Petroleum Corp. Materials stocks that had a negative impact included CF Industries Holdings Inc. and the Fund’s underweight to Newmont Mining Corporation which was up over 90%. Within the Consumer Discretionary sector retailers Bed Bath & Beyond Inc. and Macy’s Inc. contributed to the underperformance as did Gamestop Corp. and Group 1 Automotive Inc. Positive contributors included REITs, DuPont Fabros Technology, Inc., Senior Housing Properties Trust, Tyson Foods Inc., and Endurance Specialty Holdings Ltd., which was acquired in the period.
Outlook & Strategy
Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model which ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. The Fund’s most significant sector exposures on an absolute basis as of the end of the fiscal year were to Financial, Industrial, Technology and Consumer Discretionary stocks. Relative to its benchmark, the Fund was overweight Technology, Financial and Consumer Discretionary stocks and underweight Real Estate, Energy and Utilities as of the end of the fiscal year.
The most significant changes in relative sector weights over the last year were a decrease in the Fund’s Energy and Utilities exposure relative to the benchmark and an increase in Financials and Health Care. We sold several stocks in the Utilities sector that had done well and became expensive including Avista Corp and Scana Corp. In the Energy sector, we sold several stocks that declined in rank including Atwood Oceanics, Inc. and Superior Energy Services Inc. We added to a number of highly ranked current holdings in the Financial sector and initiated positions in Piper Jaffray Cos., Primerica Inc. and Zions Bancorporation. As of the end of the fiscal year, the Fund was slightly overweight relative to its benchmark in Health Care after adding Cardinal Health Inc., Community Health Systems Inc., Kindred Healthcare Inc. and Mylan NV.
We believe that the Fund continued to trade at attractive valuations as we were still able to find attractive stocks across many sectors and industries to build the portfolio. The companies held by the Fund continued to generate strong cash flow and good earnings but remained attractively valued, which was reflected in the Fund’s valuations. At the end of the fiscal year, the Fund traded at 12.0x forward earnings, compared to 17.6x for its benchmark.

This report contains the current opinions of LSV Asset Management as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
41

Harbor Mid Cap Value Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023
Cusip	411511835
Ticker	HAMVX
Inception Date	03/01/2002
Net Expense Ratio	0.84% [b]
Total Net Assets (000s)	$600,800

ADMINISTRATIVE CLASS

Fund #	2223
Cusip	411511728
Ticker	HRMVX
Inception Date	11/01/2002
Net Expense Ratio	1.09% [b]
Total Net Assets (000s)	$40,992

INVESTOR CLASS

Fund #	2423
Cusip	411511736
Ticker	HIMVX
Inception Date	11/01/2002
Net Expense Ratio	1.21% [b]
Total Net Assets (000s)	$152,358

RETIREMENT CLASS

Fund #	2523
Cusip	411512460
Ticker	HNMVX
Inception Date	03/01/2016
Net Expense Ratio	0.79% [a,b]
Total Net Assets (000s)	$14,999
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$9,125	$12,130
Price/Earning Ratio (P/E)	16.9x	22.4x
Price/Book Ratio (P/B)	1.8x	2.0x
Beta vs. Russell Midcap® Value Index	1.02	1.00
Portfolio Turnover (Year Ended 10/31/2016)	18%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2017.
42

Harbor Mid Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Mid Cap Value Fund
Institutional Class	2.81%	14.65%	6.99%	03/01/2002	$ 98,308
Administrative Class	2.54	14.36	6.73	11/01/2002	95,887
Investor Class	2.45	14.23	6.60	11/01/2002	94,744
Retirement Class[1]	2.81	14.65	6.99	03/01/2016	98,308
Comparative Index
Russell Midcap® Value	7.84%	14.07%	7.19%	—	$100,165
As stated in the Fund’s current prospectus, the expense ratios were 0.88% (Institutional Class); 1.13% (Administrative Class); 1.25% (Investor Class); 0.83% (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
43

Harbor Mid Cap Value Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.7%)
COMMON STOCKS—99.3%
Shares		Value
AEROSPACE & DEFENSE—3.5%
91,024	AAR Corp.	$ 2,928
35,500	Huntington Ingalls Industries Inc.	5,728
53,100	Moog Inc.*	3,084
11,800	Raytheon Co.	1,612
161,102	Spirit AeroSystems Holdings Inc.	8,113
124,900	Textron Inc.	5,006
85,800	Triumph Group Inc.	2,033
3,511	Vectrus Inc.*	59
		28,563
AIR FREIGHT & LOGISTICS—0.4%
74,217	Atlas Air Worldwide Holdings Inc.*	3,106
AIRLINES—1.8%
79,057	Alaska Air Group Inc.	5,709
200,500	JetBlue Airways Corp.*	3,505
94,000	United Continental Holdings Inc.*	5,286
		14,500
AUTO COMPONENTS—2.2%
118,200	American Axle & Manufacturing Holdings Inc.*	2,118
29,600	Cooper-Standard Holding Inc.*	2,702
277,200	Goodyear Tire & Rubber Co.	8,047
40,200	Lear Corp.	4,936
		17,803
AUTOMOBILES—0.6%
91,600	Harley-Davidson Inc.	5,223
BANKS—6.1%
83,600	Banco Latinoamericano de Comercio Exterior SA (PA)	2,255
134,800	CIT Group Inc.	4,897
327,900	Fifth Third Bancorp	7,135
388,700	Huntington Bancshares Inc.	4,120
495,200	KeyCorp	6,992
4,800	PNC Financial Services Group Inc.	459
905,300	Regions Financial Corp.	9,696
225,100	SunTrust Banks Inc.	10,181
113,400	Zions Bancorporation	3,653
		49,388
BIOTECHNOLOGY—0.5%
31,000	United Therapeutics Corp.*	3,722
CAPITAL MARKETS—1.8%
111,000	Ameriprise Financial Inc.	9,811
20,712	Donnelley Financial Solutions Inc.*	444
72,900	Piper Jaffray Cos.*	4,123
		14,378
CHEMICALS—2.9%
54,700	A. Schulman Inc.	1,573

44

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
CHEMICALS—Continued
86,000	Cabot Corp.	$ 4,484
55,600	Celanese Corp.	4,054
69,000	CF Industries Holdings Inc.	1,657
95,300	Eastman Chemical Co.	6,853
289,700	Huntsman Corp.	4,910
		23,531
COMMERCIAL SERVICES & SUPPLIES—1.1%
20,712	Lsc Communications Inc.	502
187,400	Pitney Bowes Inc.	3,343
55,233	RR Donnelley & Sons Co.	980
103,600	TETRA Tech Inc.	3,984
		8,809
COMMUNICATIONS EQUIPMENT—2.1%
438,900	Brocade Communications Systems Inc.	4,652
24,000	Harris Corp.	2,141
171,900	Juniper Networks Inc.	4,528
49,300	NETGEAR Inc.*	2,490
64,600	Plantronics Inc.	3,340
		17,151
CONSTRUCTION & ENGINEERING—1.0%
94,500	Chicago Bridge & Iron Co. NV (NET)	3,026
85,900	Fluor Corp.	4,466
42,500	Tutor Perini Corp.*	809
		8,301
CONSUMER FINANCE—1.5%
144,400	Discover Financial Services	8,134
163,000	Navient Corp.	2,083
56,500	Nelnet Inc.	2,214
		12,431
CONTAINERS & PACKAGING—2.4%
93,344	Greif Inc.	4,374
94,000	Owens-Illinois Inc.*	1,814
77,241	Packaging Corp. of America	6,373
122,314	Sonoco Products Co.	6,151
7,946	WestRock Co.	367
		19,079
DIVERSIFIED FINANCIAL SERVICES—0.5%
120,200	Voya Financial Inc.	3,672
ELECTRIC UTILITIES—5.0%
115,100	American Electric Power Co. Inc.	7,463
82,400	Edison International	6,055
144,100	Entergy Corp.	10,617
328,500	FirstEnergy Corp.	11,264
143,200	PPL Corp.	4,918
		40,317
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.0%
65,500	Avnet Inc.	2,748
235,500	Corning Inc.	5,348
480,500	Flex Ltd. (SGP)*	6,818
105,900	Ingram Micro Inc.*	3,940
41,800	Tech Data Corp.*	3,219
154,200	Vishay Intertechnology Inc.	2,174
		24,247
COMMON STOCKS—Continued
Shares		Value
ENERGY EQUIPMENT & SERVICES—1.8%
136,960	Bristow Group Inc.	$ 1,371
241,367	Diamond Offshore Drilling Inc.*	3,980
100,600	Ensco plc (UK)	787
379,148	McDermott International Inc. (PA)*	1,949
83,400	National Oilwell Varco Inc.	2,677
129,900	Noble Corp. plc (UK)	642
74,800	Oceaneering International Inc.	1,780
131,800	Rowan Cos. plc (UK)*	1,749
		14,935
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—9.6%
181,700	Brandywine Realty Trust	2,816
286,300	CBL & Associates Properties Inc.	3,063
92,400	Corrections Corp. of America	1,335
383,200	Cousins Properties Inc.	2,978
507,836	Franklin Street Properties Corp.	5,876
134,000	Government Properties Income Trust	2,565
188,700	Hersha Hospitality Trust	3,363
229,600	Hospitality Properties Trust	6,282
733,500	Lexington Realty Trust	7,438
243,500	Mack-Cali Realty Corp.	6,253
263,000	Medical Properties Trust Inc.	3,666
120,300	OMEGA Healthcare Investors Inc.	3,829
47,900	Parkway Inc.*	863
320,900	Piedmont Office Realty Trust Inc.	6,572
209,812	Select Income REIT	5,191
411,114	Senior Housing Properties Trust	8,744
334,600	Summit Hotel Properties Inc.	4,347
209,823	Sunstone Hotel Investors Inc.	2,635
		77,816
FOOD & STAPLES RETAILING—0.9%
62,200	Ingles Markets Inc.	2,457
84,666	Kroger Co.	2,623
516,700	SUPERVALU Inc.*	2,217
		7,297
FOOD PRODUCTS—1.7%
67,500	Archer Daniels Midland Co.	2,941
59,100	Bunge Ltd. (BM)	3,665
15,300	Ingredion Inc.	2,007
71,400	Tyson Foods Inc.	5,058
		13,671
HEALTH CARE PROVIDERS & SERVICES—3.7%
22,400	Aetna Inc.	2,405
99,700	Cardinal Health Inc.	6,848
35,000	CIGNA Corp.	4,159
92,900	Community Health Systems Inc.*	491
262,983	Kindred Healthcare Inc.	2,590
73,000	Owens & Minor Inc.	2,369
118,200	Quest Diagnostics Inc.	9,626
97,800	Select Medical Holdings Corp.*	1,271
		29,759
HOTELS, RESTAURANTS & LEISURE—1.8%
171,600	Brinker International Inc.	8,450
87,500	Wyndham Worldwide Corp.	5,761
		14,211
HOUSEHOLD DURABLES—1.6%
60,636	CalAtlantic Group Inc.	1,960
101,478	Ethan Allen Interiors Inc.	3,115

45

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—Continued
65,200	Meritage Homes Corp.*	$ 2,018
37,400	Whirlpool Corp.	5,603
		12,696
HOUSEHOLD PRODUCTS—0.3%
101,707	Central Garden & Pet Co.*	2,374
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.5%
380,400	AES Corp.	4,477
INSURANCE—9.7%
65,100	Aflac Inc.	4,483
38,100	Allstate Corp.	2,587
47,574	American Financial Group Inc.	3,544
83,000	AmTrust Financial Services Inc.	2,190
59,700	Aspen Insurance Holdings Ltd. (BM)	2,880
40,100	Assurant Inc.	3,229
88,400	Assured Guaranty Ltd. (BM)	2,642
51,900	Axis Capital Holdings Ltd. (BM)	2,957
98,900	Endurance Specialty Holdings Ltd. (BM)	9,094
53,100	Everest Re Group Ltd. (BM)	10,807
150,800	Hartford Financial Services Group Inc.	6,652
105,600	Lincoln National Corp.	5,184
133,300	Maiden Holdings Ltd. (BM)	1,820
57,980	Primerica Inc.	3,171
46,000	Principal Financial Group Inc.	2,512
134,600	Universal Insurance Holdings Inc.	2,867
139,000	Unum Group	4,921
77,600	Validus Holdings Ltd. (BM)	3,965
89,700	XL Group Ltd. (BM)	3,113
		78,618
INTERNET SOFTWARE & SERVICES—0.1%
190,700	DHI Group Inc.*	1,087
IT SERVICES—2.6%
43,000	Amdocs Ltd.	2,513
110,756	Convergys Corp.	3,234
135,957	Teradata Corp.*	3,666
228,100	Western Union Co.	4,578
759,600	Xerox Corp.	7,421
		21,412
LEISURE PRODUCTS—0.6%
184,500	Smith & Wesson Holding Corp.*	4,876
MACHINERY—3.7%
42,500	AGCO Corp.	2,171
170,200	Briggs & Stratton Corp.	3,169
62,200	Cummins Inc.	7,950
89,800	Hillenbrand Inc.	2,726
161,900	Meritor Inc.*	1,664
86,200	Oshkosh Corp.	4,612
55,300	Timken Co.	1,828
111,200	Trinity Industries Inc.	2,374
327,400	Wabash National Corp.*	3,683
		30,177
MEDIA—0.8%
26,450	Gannett Co. Inc.	205
98,500	TEGNA Inc.	1,933
108,800	Viacom Inc.	4,087
		6,225
COMMON STOCKS—Continued
Shares		Value
METALS & MINING—0.7%
78,500	Reliance Steel & Aluminum Co.	$ 5,399
MORTGAGE REAL ESTATE INVESTMENT—1.7%
624,000	Annaly Capital Management Inc.	6,465
202,800	Capstead Mortgage Corp.	1,929
298,300	MFA Financial Inc.	2,180
144,800	PennyMac Mortgage Investment Trust	2,204
121,000	Two Harbors Investment Corp.	1,008
		13,786
MULTILINE RETAIL—1.4%
33,600	Dillard's Inc.	2,060
124,800	Kohl's Corp.	5,460
102,800	Macy's Inc.	3,751
		11,271
MULTI-UTILITIES—2.3%
77,744	Ameren Corp.	3,883
103,000	CenterPoint Energy Inc.	2,348
302,600	Public Service Enterprise Group Inc.	12,734
		18,965
OIL, GAS & CONSUMABLE FUELS—3.6%
53,500	Energy XXI Ltd. (BM)*	7
119,000	HollyFrontier Corp.	2,969
133,900	Marathon Petroleum Corp.	5,837
163,700	PBF Energy Inc.	3,568
66,300	Ship Finance International Ltd. (BM)	839
106,100	Tesoro Corp.	9,015
117,000	Valero Energy Corp.	6,931
		29,166
PAPER & FOREST PRODUCTS—0.7%
44,800	Clearwater Paper Corp.*	2,379
98,600	Domtar Corp.	3,545
		5,924
PHARMACEUTICALS—0.6%
64,250	Lannett Co. Inc.*	1,407
84,495	Mylan NV (NET)*	3,084
		4,491
ROAD & RAIL—0.7%
74,200	ArcBest Corp.	1,476
62,800	Ryder System Inc.	4,358
		5,834
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.4%
647,500	Amkor Technology Inc.*	6,002
213,100	Applied Materials Inc.	6,197
34,200	Lam Research Corp.	3,313
179,800	Teradyne Inc.	4,187
		19,699
SOFTWARE—1.3%
76,300	CA Inc.	2,346
183,400	Mentor Graphics Corp.	5,300
101,000	Symantec Corp.	2,528
		10,174
SPECIALTY RETAIL—3.6%
72,700	Bed Bath & Beyond Inc.	2,938

46

Harbor Mid Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—Continued
68,800	Dick's Sporting Goods Inc.	$ 3,829
123,900	Finish Line Inc.	2,440
53,600	Foot Locker Inc.	3,579
89,100	GameStop Corp.	2,143
138,900	Gap Inc.	3,832
40,300	Group 1 Automotive Inc.	2,429
61,063	Murphy USA Inc.*	4,200
76,700	Penske Automotive Group Inc.	3,432
		28,822
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
32,500	Lexmark International Inc.	1,290
197,600	NCR Corp.*	6,926
112,600	NetApp Inc.	3,822
143,800	Seagate Technology plc (IE)	4,934
65,200	Western Digital Corp.	3,810
		20,782
THRIFTS & MORTGAGE FINANCE—1.0%
249,400	MGIC Investment Corp.*	2,035
185,900	Radian Group Inc.	2,527
116,000	Washington Federal Inc.	3,161
		7,723
TOBACCO—0.4%
58,751	Universal Corp.	3,184
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—0.5%
113,600	Aircastle Ltd. (BM)	$ 2,334
133,800	H&E Equipment Services Inc.	1,867
		4,201
TOTAL COMMON STOCKS
(Cost $782,690)		803,273

SHORT-TERM INVESTMENTS—0.8%
(Cost $6,577)
Principal Amount
REPURCHASE AGREEMENTS
$6,577	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $6,710)	6,577
TOTAL INVESTMENTS—100.1%
(Cost $789,267)		809,850
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(701)
TOTAL NET ASSETS—100.0%		$809,149

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $6,577 are classified as Level 2. All other holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
BM	Bermuda
IE	Ireland
NET	Netherlands
PA	Panama
SGP	Singapore
UK	United Kingdom
The accompanying notes are an integral part of the Financial Statements.
47

Harbor Small Cap Value Fund
Manager’s Commentary (Unaudited)

Subadviser
EARNEST Partners LLC
1180 Peachtree St. NE
Suite 2300
Atlanta, GA 30309
Portfolio Manager
Paul Viera
Since 2001
EARNEST Partners has subadvised the Fund since 2001.
Investment Objective
Long-term total return
Principal Style Characteristics
Small cap value stocks
Paul Viera

Management’s Discussion of
Fund Performance
Market Review
The U.S. equity markets were modestly positive during the 12-months ended October 31, 2016. The U.S. small cap market, represented by the Russell 2000® Index, ended the period up approximately 4% and the U.S. large cap market, represented by the Russell 1000® Index, also ended the period up just over 4%. The international equity markets were mixed as developed countries, represented by the MSCI EAFE® Index, finished the period down nearly -3%, while the MSCI Emerging Markets® Index advanced over 9% during the same period.
At its meeting in September of 2016, the U.S. Federal Reserve (Fed) decided to maintain the target range for the federal funds rate at 0.25% to 0.50%. While the Fed minutes noted that the labor market has continued to strengthen and that economic growth has improved in the first half of the year, inflation is still below the 2% annualized target rate. Fed chair Janet Yellen stated that the case for an increase had strengthened but decided to wait for continued progress towards the Fed’s objectives. The Fed cited declines in energy prices and non-energy imports as contributors to the below-target inflation rate. Unemployment held steady at around 4.9%, and revised second quarter GDP growth of 1.4% showed that economic expansion was stronger than previously estimated. In the week following the decision, Yellen stated that the Fed does not have a fixed timetable for changing the bank’s stance, contrary to earlier statements indicating that a rate hike could be expected if the labor market continues on its current course. Fed officials now see long-term GDP growth to be under 2%, below the previous estimate. Of note, three of the ten officials dissented, favoring a target federal funds rate of 0.50% to 0.75%, marking the first time since December of 2014 that there have been three dissenters, as short-term interest rates have been near zero since the financial crisis in 2008. U.S. 10-year treasuries, which began the quarter yielding 1.40% finished at 1.60% after hitting a record low of 1.36% in July, showing some flight away from safe-haven assets, although the 10-year yield is well below the 2.3% yield from the beginning of the year.
Performance
The Harbor Small Cap Value Fund posted a return of 8.18% (Institutional Class), 7.93% (Administrative), 7.79% (Investor Class), and 8.26% (Retirement Class) for the period ended October 31, 2016. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. The Fund underperformed its benchmark, Russell 2000 Value® Index, during the period which returned 8.81%. Stock selection was positive during the period and was particularly strong in Information Technology. The portfolio also maintained a relative overweight to the sector which contributed to performance during the period.
Among the Fund’s holdings contributing to performance during the period, Entegris Inc. is the leading supplier of contamination control solutions and ultra-clean microenvironments to the semiconductor chip processing industry. These solutions include highly specialized liquid and gas filters, which eliminate nano-size contaminants and control purity of the feedstock down to parts-per-trillion. Yield (the % of fabricated chips which work as designed) is a key metric for chip manufacturers in managing fabrication cost and becomes increasingly sensitive to particle contamination at smaller geometries. As chip manufacturers move to more advanced technology nodes involving nano-scale fabrication, they will increasingly face stringent contamination requirements, driving demand for Entegris’ products. During the period the firm reported revenue that grew 13% sequentially, reflecting robust demand in filtration and
48

Harbor Small Cap Value Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of net assets)
Global Payments Inc.	3.3%
Snap-on Inc.	3.2%
Hexcel Corp.	3.1%
Valspar Corp.	3.0%
Monolithic Power Systems Inc.	2.8%
Advanced Energy Industries Inc.	2.5%
Entegris Inc.	2.5%
EnerSys	2.4%
Littelfuse Inc.	2.4%
Raymond James Financial Inc.	2.4%
wafer handling services; shares rose 24% for the period. In addition to more stringent contamination control, the increasing number of process steps necessary for the implementation of advanced technology nodes serves as a further tailwind for Entegris.
An example of a Fund holding that detracted from performance during the period is Moog Inc., a worldwide designer and manufacturer of precision control components and systems. The company’s actuation device products include flight control systems for high-performance aircraft, thermal management controls for space stations, and controls for automated industrial machinery. During the period the company missed expectations in their aerospace segment, which translated to softer overall revenue numbers. The stock ended the period down 7%. We remain convicted in the company as it continued attracting new business while also maintaining exiting relationships as the incumbent service provider. With a strong reputation for quality among program managers and design engineers, we believe Moog remains the vendor of choice for new bids which should drive further market share expansion and earnings growth over our investment horizon.
Outlook & Strategy
As of October 31, 2016, the Fund had an overweight in the Industrials, Materials, Health Care, Information Technology, and Telecommunications sectors and an underweight in Financials, Real Estate, Consumer Staples, Consumer Discretionary, and Utilities. The Fund was neutral to Energy. The Fund’s relative overweight and underweight positions were an outgrowth of where EARNEST Partners is finding good individual investment opportunities.
In managing the Harbor Small Cap Value Fund, EARNEST Partners seeks companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade, among other factors. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
49

Harbor Small Cap Value Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022
Cusip	411511843
Ticker	HASCX
Inception Date	12/14/2001
Net Expense Ratio	0.86%
Total Net Assets (000s)	$738,705

ADMINISTRATIVE CLASS

Fund #	2222
Cusip	411511710
Ticker	HSVRX
Inception Date	11/01/2002
Net Expense Ratio	1.11%
Total Net Assets (000s)	$1,360

INVESTOR CLASS

Fund #	2422
Cusip	411511694
Ticker	HISVX
Inception Date	11/01/2002
Net Expense Ratio	1.23%
Total Net Assets (000s)	$17,775

RETIREMENT CLASS

Fund #	2522
Cusip	411512452
Ticker	HNVRX
Inception Date	03/01/2016
Net Expense Ratio	0.81% [a]
Total Net Assets (000s)	$2,529
Portfolio Statistics
	Portfolio	Benchmark
Weighted Average Market Cap (MM)	$3,988	$1,710
Price/Earning Ratio (P/E)	23.7x	21.2x
Price/Book Ratio (P/B)	2.6x	1.5x
Beta vs. Russell 2000® Value Index	0.99	1.00
Portfolio Turnover (Year Ended 10/31/2016)	10%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)

a	Annualized
50

Harbor Small Cap Value Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor Small Cap Value Fund
Institutional Class	8.18%	12.67%	6.34%	12/14/2001	$92,415
Administrative Class	7.93	12.38	6.07	11/01/2002	90,100
Investor Class	7.79	12.25	5.94	11/01/2002	89,043
Retirement Class[1]	8.26	12.69	6.34	03/01/2016	92,483
Comparative Index
Russell 2000® Value	8.81%	11.63%	4.91%	—	$80,718
As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); 1.24% (Investor Class); and 0.82% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
51

Harbor Small Cap Value Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.2%)
COMMON STOCKS—96.8%
Shares		Value
AEROSPACE & DEFENSE—6.3%
520,639	Hexcel Corp.	$ 23,684
171,154	Moog Inc.*	9,939
130,528	Teledyne Technologies Inc.*	14,055
		47,678
BANKS—3.5%
332,361	Trustmark Corp.	9,200
246,129	United Bankshares Inc.	9,279
255,960	WesBanco Inc.	8,424
		26,903
CAPITAL MARKETS—4.7%
237,078	Eaton Vance Corp.	8,312
301,388	Raymond James Financial Inc.	18,120
235,422	Stifel Financial Corp.*	9,214
		35,646
CHEMICALS—6.4%
154,041	Cabot Corp.	8,032
203,887	Scotts Miracle-Gro Co.	17,960
226,390	Valspar Corp.	22,549
		48,541
COMMON STOCKS—Continued
Shares		Value
CONSUMER FINANCE—1.7%
279,663	Firstcash Inc.	$ 13,200
DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
131,295	SBA Communications Corp.*	14,873
ELECTRICAL EQUIPMENT—2.4%
280,212	EnerSys	18,250
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—9.6%
166,253	Coherent Inc.*	17,310
379,113	FLIR Systems Inc.	12,480
129,681	Littelfuse Inc.	18,091
211,228	OSI Systems Inc.*	14,814
382,065	Sanmina Corp.*	10,564
		73,259
ENERGY EQUIPMENT & SERVICES—1.2%
91,868	Core Laboratories NV	8,908
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—2.2%
687,337	First Potomac Realty Trust	6,131
780,333	Medical Properties Trust Inc.	10,878
		17,009
FOOD & STAPLES RETAILING—1.2%
218,351	United Natural Foods Inc.*	9,114
GAS UTILITIES—3.7%
428,290	South Jersey Industries Inc.	12,699
248,256	WGL Holdings Inc.	15,657
		28,356
HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
168,602	Cantel Medical Corp.	12,010
HEALTH CARE PROVIDERS & SERVICES—6.2%
272,030	Centene Corp.*	16,996
256,134	MEDNAX Inc.*	15,688
270,769	Molina Healthcare Inc.*	14,733
		47,417
HOTELS, RESTAURANTS & LEISURE—1.4%
627,074	Bloomin' Brands Inc.	10,848
HOUSEHOLD DURABLES—1.0%
240,496	Meritage Homes Corp.*	7,443
INSURANCE—7.0%
505,703	American Equity Investment Life Holding Co.	9,067
288,986	Horace Mann Educators Corp.	10,389
162,902	Reinsurance Group of America Inc.	17,571
163,467	State Auto Financial Corp.	3,743
312,099	United Fire Group Inc.	12,334
		53,104
IT SERVICES—4.9%
344,517	Global Payments Inc.	24,985
317,749	ManTech International Corp.	12,338
		37,323
MACHINERY—11.6%
228,022	Albany International Corp.	9,292
345,013	Altra Industrial Motion Corp.	10,178
458,149	Franklin Electric Co. Inc.	16,700

52

Harbor Small Cap Value Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
1,344,738	Mueller Water Products Inc.	$ 16,567
158,770	Snap-on Inc.	24,466
322,061	Timken Co.	10,644
		87,847
OIL, GAS & CONSUMABLE FUELS—3.0%
317,774	Gulfport Energy Corp.*	7,662
109,178	ONEOK Inc.	5,287
159,879	PDC Energy Inc.*	9,805
		22,754
PHARMACEUTICALS—1.8%
583,368	Catalent Inc.*	13,307
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.7%
391,093	Advanced Energy Industries Inc.*	18,655
265,609	Cabot Microelectronics Corp.	14,678
1,216,357	Entegris Inc.*	19,340
271,492	Monolithic Power Systems Inc.	21,396
		74,069
THRIFTS & MORTGAGE FINANCE—2.2%
432,093	Astoria Financial Corp.	6,322
527,765	EverBank Financial Corp.	10,191
		16,513
COMMON STOCKS—Continued
Shares		Value
TRADING COMPANIES & DISTRIBUTORS—1.5%
255,471	GATX Corp.	$ 11,182
TOTAL COMMON STOCKS
(Cost $453,240)		735,554

SHORT-TERM INVESTMENTS—2.5%
(Cost $19,174)
Principal Amount
REPURCHASE AGREEMENTS
$19,174	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $19,560)	19,174
TOTAL INVESTMENTS—99.3%
(Cost $472,414)		754,728
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		5,641
TOTAL NET ASSETS—100.0%		$760,369

FAIR VALUE MEASUREMENTS
Repurchase Agreements valued at $19,174 are classified as Level 2. All other holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
The accompanying notes are an integral part of the Financial Statements.
53

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54

Harbor Domestic Equity Funds
Statements of Assets and Liabilities—October 31, 2016

(All amounts in thousands, except per share amounts)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$16,429,932	$465,924	$499,352	$182,454	$317,046	$789,267	$472,414
Investments, at value (Including securities loaned of $149,629, $0, $0, $0, $0, $0, and $0)	$24,907,325	$494,895	$558,717	$186,321	$372,946	$803,273	$735,554
Repurchase agreements	63,510	7,484	21,522	3,323	8,570	6,577	19,174
Cash	1	537	1	—	—	—	1
Receivables for:
Investments sold	16,640	1,848	13,130	3,950	2,484	—	6,699
Capital shares sold	15,028	111	1,099	154	136	491	506
Dividends	9,208	190	85	1	342	848	364
Securities lending income	4	—	—	—	—	—	—
Withholding tax	1,856	—	—	—	44	—	—
Prepaid registration fees	42	39	35	9	35	26	37
Other assets	1,033	37	33	4	23	16	49
Total Assets	25,014,647	505,141	594,622	193,762	384,580	811,231	762,384
LIABILITIES
Payables for:
Investments purchased	81,597	5,255	5,621	2,625	3,011	—	147
Capital shares reacquired	28,722	505	908	15	263	1,384	1,164
Collateral for securities loaned	159,807	—	—	—	—	—	—
Accrued expenses:
Management fees	11,771	327	379	128	189	503	489
12b-1 fees	453	42	2	—	13	41	4
Transfer agent fees	1,604	32	34	11	27	63	47
Trustees' fees and expenses	162	3	3	1	2	5	6
Other	3,249	79	66	20	49	86	158
Total Liabilities	287,365	6,243	7,013	2,800	3,554	2,082	2,015
NET ASSETS	$24,727,282	$498,898	$587,609	$190,962	$381,026	$809,149	$760,369
Net Assets Consist of:
Paid-in capital	$14,844,999	$468,883	$511,096	$192,637	$303,448	$764,493	$480,278
Accumulated undistributed net investment income/(loss)	19,425	(4,017)	(1,048)	(913)	1,062	9,598	2,050
Accumulated net realized gain/(loss)	1,322,008	(2,419)	(3,326)	(7,952)	12,046	14,475	(4,273)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	8,540,850	36,451	80,887	7,190	64,470	20,583	282,314
	$24,727,282	$498,898	$587,609	$190,962	$381,026	$809,149	$760,369
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$21,608,221	$303,802	$523,888	$169,718	$310,127	$600,800	$738,705
Shares of beneficial interest[1]	358,015	35,424	43,880	16,587	25,170	29,787	27,085
Net asset value per share[2]	$ 60.36	$ 8.58	$ 11.94	$ 10.23	$ 12.32	$ 20.17	$ 27.27
Administrative Class
Net assets	$ 555,665	$175,211	$ 686	$ 143	$ 9,361	$ 40,992	$ 1,360
Shares of beneficial interest[1]	9,339	21,176	60	14	761	2,019	50
Net asset value per share[2]	$ 59.50	$ 8.27	$ 11.30	$ 10.22	$ 12.30	$ 20.30	$ 27.16
Investor Class
Net assets	$ 1,540,557	$ 17,167	$ 8,401	$ 871	$ 57,716	$152,358	$ 17,775
Shares of beneficial interest[1]	26,264	2,127	775	86	4,648	7,585	667
Net asset value per share[2]	$ 58.66	$ 8.07	$ 10.84	$ 10.12	$ 12.42	$ 20.09	$ 26.65
Retirement Class
Net assets	$ 1,022,839	$ 2,718	$ 54,634	$ 20,230	$ 3,822	$ 14,999	$ 2,529
Shares of beneficial interest[1]	16,943	317	4,573	1,976	310	743	93
Net asset value per share[2]	$ 60.37	$ 8.58	$ 11.95	$ 10.24	$ 12.32	$ 20.17	$ 27.29

*	Including repurchase agreements and short-term investments
1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

55

Harbor Domestic Equity Funds
Statements of Operations—Year Ended October 31, 2016

(All amounts in thousands)
	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Cap Growth Opportunities Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$ 205,604	$ 2,838	$ 3,706	$ 867	$ 6,357	$23,372	$11,193
Net securities lending income	109	—	—	—	—	—	—
Interest	45	31	6	1	4	3	8
Foreign taxes withheld	(4,236)	(21)	—	(30)	(104)	(4)	(37)
Total Investment Income	201,522	2,848	3,712	838	6,257	23,371	11,164
Operating Expenses
Management fees	153,723	4,014	4,355	1,564	1,879	5,612	6,245
12b-1 fees:
Administrative Class	1,479	630	2	4	28	87	3
Investor Class	4,498	57	24	2	89	402	43
Shareholder communications	1,395	13	20	4	14	87	164
Custodian fees	1,041	37	35	28	16	30	25
Transfer agent fees:
Institutional Class	17,093	199	414	154	201	412	612
Administrative Class	443	185	—	1	8	27	1
Investor Class	3,499	44	19	1	70	314	33
Retirement Class	123	—	6	1	—	2	—
Professional fees	610	16	14	5	7	16	19
Trustees' fees and expenses	698	15	15	6	8	20	23
Registration fees	190	65	63	82	65	88	78
Miscellaneous	248	14	15	10	12	15	17
Total expenses	185,040	5,289	4,982	1,862	2,397	7,112	7,263
Management fees waived	(11,568)	—	—	—	—	(98)	—
Transfer agent fees waived	(1,060)	(22)	(25)	(9)	(14)	(33)	(35)
Other expenses reimbursed	—	—	—	—	(95)	—	—
Custodial expense reductions	(4)	—	—	—	—	—	—
Net expenses	172,408	5,267	4,957	1,853	2,288	6,981	7,228
Net Investment Income/(Loss)	29,114	(2,419)	(1,245)	(1,015)	3,969	16,390	3,936
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,533,312	1,200	(2,281)	(4,313)	15,132	12,864	(5,052)
Foreign currency transactions	118	28	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(1,946,902)	(3,955)	928	14,268	4,837	153	69,284
Translations of assets and liabilities in foreign currencies	7	(3)	—	—	—	—	—
Net gain/(loss) on investment transactions	(413,465)	(2,730)	(1,353)	9,955	19,969	13,017	64,232
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (384,351)	$(5,149)	$(2,598)	$ 8,940	$23,938	$29,407	$68,168
The accompanying notes are an integral part of the Financial Statements.

56

Harbor Domestic Equity Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 29,114	$ 22,045	$ (2,419)	$ (3,445)	$ (1,245)	$ (1,459)
Net realized gain/(loss) on investments	1,533,430	1,993,505	1,228	81,049	(2,281)	79,352
Change in net unrealized appreciation/(depreciation) of investments	(1,946,895)	977,755	(3,958)	(63,646)	928	(56,171)
Net increase/(decrease) in assets resulting from operations	(384,351)	2,993,305	(5,149)	13,958	(2,598)	21,722
Distributions to Shareholders
Net investment income:
Institutional Class	(18,442)	(17,426)	(1,218)	—	—	—
Administrative Class	—	—	(1,470)	—	—	—
Investor Class	—	—	(49)	—	—	—
Retirement Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,555,558)	(1,362,695)	(20,507)	(48,715)	(67,517)	(87,734)
Administrative Class	(40,125)	(40,499)	(40,876)	(59,286)	(95)	(103)
Investor Class	(142,031)	(115,034)	(2,859)	(5,793)	(1,414)	(2,245)
Retirement Class	—	—	—	—	—	—
Total distributions to shareholders	(1,756,156)	(1,535,654)	(66,979)	(113,794)	(69,026)	(90,082)
Net Increase/(Decrease) Derived from Capital Share Transactions	(637,379)	1,022,778	(14,050)	(43,857)	58,935	50,266
Net increase/(decrease) in net assets	(2,777,886)	2,480,429	(86,178)	(143,693)	(12,689)	(18,094)
Net Assets
Beginning of period	27,505,168	25,024,739	585,076	728,769	600,298	618,392
End of period*	$24,727,282	$27,505,168	$498,898	$ 585,076	$587,609	$600,298
* Includes accumulated undistributed net investment income/(loss) of:	$ 19,425	$ 12,808	$ (4,017)	$ (756)	$ (1,048)	$(149)
The accompanying notes are an integral part of the Financial Statements.

57

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ (1,015)	$ (787)	$ 3,969	$ 3,166	$ 16,390	$ 7,906	$ 3,936	$ 3,016
(4,313)	5,003	15,132	13,220	12,864	13,093	(5,052)	34,267
14,268	(8,902)	4,837	1,780	153	(22,367)	69,284	(43,638)
8,940	(4,686)	23,938	18,166	29,407	(1,368)	68,168	(6,355)

—	—	(2,884)	(2,518)	(6,586)	(2,051)	(2,908)	(1,525)
—	—	(143)	(204)	(315)	(131)	—	—
—	—	(257)	(170)	(1,677)	(743)	—	—
—	—	(19)	—	—	—	—	—

(6,945)	(322)	(9,776)	(12,993)	(8,684)	(1,379)	(27,732)	(23,533)
(103)	(2)	(1,072)	(1,356)	(503)	(107)	(37)	(129)
(21)	(9)	(1,298)	(1,271)	(2,946)	(671)	(590)	(601)
—	—	—	—	—	—	—	—
(7,069)	(333)	(15,449)	(18,512)	(20,711)	(5,082)	(31,267)	(25,788)
(19,521)	153,774	87,069	42,102	121,804	383,353	(121,896)	145,301
(17,650)	148,755	95,558	41,756	130,500	376,903	(84,995)	113,158

208,612	59,857	285,468	243,712	678,649	301,746	845,364	732,206
$190,962	$208,612	$381,026	$285,468	$809,149	$678,649	$ 760,369	$845,364
$ (913)	$ —	$ 1,062	$ 892	$ 9,598	$ 5,966	$ 2,050	$1,510
58

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 4,324,920	$ 4,589,987	$ 205,012	$ 65,654	$ 128,476	$ 64,111
Reinvested distributions	1,408,137	1,244,437	18,634	44,858	65,160	84,420
Cost of shares reacquired	(6,847,149)	(4,979,432)	(99,889)	(183,133)	(183,722)	(97,598)
Cost of shares reacquired through redemption in-kind	—	(24,618)	—	—	—	—
Net increase/(decrease) in net assets	$(1,114,092)	$ 830,374	$ 123,757	$ (72,621)	$ 9,914	$ 50,933
Administrative Class
Net proceeds from sale of shares	$ 162,947	$ 212,433	$ 41,024	$ 79,485	$ 199	$ 375
Reinvested distributions	39,492	39,175	42,343	59,282	95	103
Cost of shares reacquired	(217,037)	(242,974)	(219,131)	(102,016)	(387)	(164)
Net increase/(decrease) in net assets	$ (14,598)	$ 8,634	$(135,764)	$ 36,751	$ (93)	$ 314
Investor Class
Net proceeds from sale of shares	$ 399,155	$ 818,541	$ 6,204	$ 8,724	$ 1,050	$ 3,323
Reinvested distributions	138,997	112,162	2,892	5,754	1,411	2,244
Cost of shares reacquired	(1,022,417)	(746,933)	(13,658)	(22,465)	(4,062)	(6,548)
Net increase/(decrease) in net assets	$ (484,265)	$ 183,770	$ (4,562)	$ (7,987)	$ (1,601)	$ (981)
Retirement Class
Net proceeds from sale of shares	$ 1,062,582	$ —	$ 2,588	$ —	$ 53,839	$ —
Reinvested distributions	—	—	—	—	—	—
Cost of shares reacquired	(87,006)	—	(69)	—	(3,124)	—
Net increase/(decrease) in net assets	$ 975,576	$ —	$ 2,519	$ —	$ 50,715	$ —
The accompanying notes are an integral part of the Financial Statements.

59

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ 61,682	$189,220	$135,414	$ 73,424	$ 250,615	$380,445	$ 213,448	$ 321,703
6,942	297	12,187	15,332	14,725	3,275	25,802	20,489
(107,425)	(37,501)	(76,749)	(59,793)	(156,502)	(91,555)	(363,914)	(192,480)
—	—	—	—	—	—	—	—
$ (38,801)	$152,016	$ 70,852	$ 28,963	$ 108,838	$292,165	$(124,664)	$ 149,712

$ 853	$ 3,884	$ 3,581	$ 6,267	$ 20,937	$ 24,969	$ 235	$ 175
103	1	1,215	1,560	817	237	37	129
(3,582)	(882)	(18,742)	(4,119)	(10,516)	(10,553)	(121)	(4,883)
$ (2,626)	$ 3,003	$ (13,946)	$ 3,708	$ 11,238	$ 14,653	$ 151	$ (4,579)

$ 424	$ 88	$ 51,121	$ 15,345	$ 64,185	$123,280	$ 5,036	$ 3,966
21	9	1,367	1,367	4,553	1,387	585	593
(171)	(1,342)	(25,830)	(7,281)	(81,262)	(48,132)	(5,330)	(4,391)
$ 274	$ (1,245)	$ 26,658	$ 9,431	$ (12,524)	$ 76,535	$ 291	$ 168

$ 21,950	$ —	$ 3,590	$ —	$ 15,590	$ —	$ 2,355	$ —
—	—	19	—	—	—	—	—
(318)	—	(104)	—	(1,338)	—	(29)	—
$ 21,632	$ —	$ 3,505	$ —	$ 14,252	$ —	$ 2,326	$ —
60

Harbor Domestic Equity Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
SHARES
Institutional Class
Shares sold	73,643	73,504	25,045	6,510	11,230	4,431
Shares issued due to reinvestment of distributions	23,073	21,186	2,167	4,649	5,430	6,180
Shares reacquired	(116,665)	(79,918)	(11,696)	(18,066)	(15,829)	(6,619)
Shares reacquired through redemption in-kind	—	(378)	—	—	—	—
Net increase/(decrease) in shares outstanding	(19,949)	14,394	15,516	(6,907)	831	3,992
Beginning of period	377,964	363,570	19,908	26,815	43,049	39,057
End of period	358,015	377,964	35,424	19,908	43,880	43,049
Administrative Class
Shares sold	2,791	3,472	5,026	8,073	19	28
Shares issued due to reinvestment of distributions	655	673	5,096	6,334	8	8
Shares reacquired	(3,733)	(4,007)	(27,691)	(10,162)	(34)	(12)
Net increase/(decrease) in shares outstanding	(287)	138	(17,569)	4,245	(7)	24
Beginning of period	9,626	9,488	38,745	34,500	67	43
End of period	9,339	9,626	21,176	38,745	60	67
Investor Class
Shares sold	6,993	13,625	770	901	100	243
Shares issued due to reinvestment of distributions	2,336	1,949	356	628	129	177
Shares reacquired	(17,816)	(12,274)	(1,667)	(2,322)	(381)	(480)
Net increase/(decrease) in shares outstanding	(8,487)	3,300	(541)	(793)	(152)	(60)
Beginning of period	34,751	31,451	2,668	3,461	927	987
End of period	26,264	34,751	2,127	2,668	775	927
Retirement Class
Shares sold	18,414	—	325	—	4,829	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—
Shares reacquired	(1,471)	—	(8)	—	(256)	—
Net increase/(decrease) in shares outstanding	16,943	—	317	—	4,573	—
Beginning of period	—	—	—	—	—	—
End of period	16,943	—	317	—	4,573	—
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Small Cap Growth Opportunities Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

6,437	17,925	11,516	6,149	13,268	18,601	8,291	11,822
684	28	1,079	1,316	784	160	1,041	777
(10,416)	(3,434)	(6,429)	(5,018)	(8,146)	(4,486)	(13,820)	(7,127)
—	—	—	—	—	—	—	—
(3,295)	14,519	6,166	2,447	5,906	14,275	(4,488)	5,472
19,882	5,363	19,004	16,557	23,881	9,606	31,573	26,101
16,587	19,882	25,170	19,004	29,787	23,881	27,085	31,573

89	349	303	527	1,095	1,190	9	7
10	—	108	134	43	12	2	5
(378)	(81)	(1,683)	(340)	(537)	(505)	(5)	(178)
(279)	268	(1,272)	321	601	697	6	(166)
293	25	2,033	1,712	1,418	721	44	210
14	293	761	2,033	2,019	1,418	50	44

43	8	4,261	1,282	3,364	5,952	198	151
2	1	120	116	243	68	24	23
(17)	(119)	(2,161)	(608)	(4,225)	(2,341)	(211)	(166)
28	(110)	2,220	790	(618)	3,679	11	8
58	168	2,428	1,638	8,203	4,524	656	648
86	58	4,648	2,428	7,585	8,203	667	656

2,006	—	317	—	811	—	94	—
—	—	2	—	—	—	—	—
(30)	—	(9)	—	(68)	—	(1)	—
1,976	—	310	—	743	—	93	—
—	—	—	—	—	—	—	—
1,976	—	310	—	743	—	93	—
62

Harbor Domestic Equity Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 65.27	$ 61.97	$ 54.71	$ 41.44	$ 38.34
Income from Investment Operations
Net investment income/(loss)[a]	0.09 [e]	0.07 [e]	0.06	0.16	0.07
Net realized and unrealized gains/(losses) on investments	(0.84)	7.05	8.98	13.28	3.07
Total from investment operations	(0.75)	7.12	9.04	13.44	3.14
Less Distributions
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.17)	(0.04)
Distributions from net realized capital gains[1]	(4.11)	(3.77)	(1.73)	—	—
Total distributions	(4.16)	(3.82)	(1.78)	(0.17)	(0.04)
Net asset value end of period	60.36	65.27	61.97	54.71	41.44
Net assets end of period (000s)	$21,608,221	$24,669,740	$22,531,379	$19,366,148	$14,752,873
Ratios and Supplemental Data (%)
Total return[b]	(1.23)%	12.16%	16.95%	32.55%	8.21%
Ratio of total expenses to average net assets[2]	0.69	0.68	0.67	0.68	0.68
Ratio of net expenses to average net assets[a]	0.64	0.64	0.65	0.65	0.66
Ratio of net investment income to average net assets[a]	0.15	0.12	0.11	0.35	0.20
Portfolio turnover	34	37	34	48	41

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 63.73	$ 60.76	$ 53.82	$ 40.79	$ 37.83
Income from Investment Operations
Net investment income/(loss)[a]	(0.13) [e]	(0.16) [e]	(0.17)	(0.01)	0.02
Net realized and unrealized gains/(losses) on investments	(0.83)	6.90	8.84	13.07	2.94
Total from investment operations	(0.96)	6.74	8.67	13.06	2.96
Less Distributions
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized capital gains[1]	(4.11)	(3.77)	(1.73)	—	—
Total distributions	(4.11)	(3.77)	(1.73)	(0.03)	—
Net asset value end of period	58.66	63.73	60.76	53.82	40.79
Net assets end of period (000s)	$ 1,540,557	$ 2,214,518	$ 1,910,930	$ 1,780,774	$ 1,360,248
Ratios and Supplemental Data (%)
Total return[b]	(1.60)%	11.75%	16.53%	32.04%	7.82%
Ratio of total expenses to average net assets[2]	1.06	1.05	1.04	1.05	1.05
Ratio of net expenses to average net assets[a]	1.01	1.01	1.02	1.02	1.03
Ratio of net investment income to average net assets[a]	(0.22)	(0.25)	(0.26)	(0.03)	(0.18)
Portfolio turnover	34	37	34	48	41
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class
2016	2015	2014	2013	2012
$ 64.51	$ 61.39	$ 54.29	$ 41.12	$ 38.09

(0.06) [e]	(0.08) [e]	(0.11)	0.02	—* ,f
(0.84)	6.97	8.94	13.21	3.03
(0.90)	6.89	8.83	13.23	3.03

—	—	—	(0.06)	—
(4.11)	(3.77)	(1.73)	—	—
(4.11)	(3.77)	(1.73)	(0.06)	—
59.50	64.51	61.39	54.29	41.12
$555,665	$620,910	$582,430	$613,413	$597,023

(1.48)%	11.88%	16.69%	32.21%	7.95%
0.94	0.93	0.92	0.93	0.93
0.89	0.89	0.90	0.90	0.91
(0.11)	(0.13)	(0.14)	0.11	(0.04)
34	37	34	48	41

Retirement Class
2016 [g]
$ 55.79

0.05 [e]
4.53
4.58

—
—
—
60.37
$1,022,839

8.21% [c]
0.65 [d]
0.59 [d]
0.13 [d]
34
64

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.76	$ 11.43	$ 11.76	$ 9.22	$ 8.46
Income from Investment Operations
Net investment income/(loss)[a]	(0.03) [e]	(0.04) [e]	(0.04)	(0.03)	(0.02)
Net realized and unrealized gains/(losses) on investments	(0.03)	0.20	1.55	2.76	0.78
Total from investment operations	(0.06)	0.16	1.51	2.73	0.76
Less Distributions
Dividends from net investment income	(0.06)	—	—	—	—
Distributions from net realized capital gains[1]	(1.06)	(1.83)	(1.84)	(0.19)	—
Total distributions	(1.12)	(1.83)	(1.84)	(0.19)	—
Net asset value end of period	8.58	9.76	11.43	11.76	9.22
Net assets end of period (000s)	$303,802	$194,308	$306,371	$323,666	$286,490
Ratios and Supplemental Data (%)
Total return[b]	(0.60)%	1.55%	14.45%	30.13%	8.98%
Ratio of total expenses to average net assets[2]	0.86	0.84	0.84	0.84	0.85
Ratio of net expenses to average net assets[a]	0.85	0.84	0.83	0.84	0.85
Ratio of net investment income to average net assets[a]	(0.31)	(0.35)	(0.34)	(0.27)	(0.31)
Portfolio turnover	84	82	95	111	123

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.24	$ 10.95	$ 11.37	$ 8.96	$ 8.25
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.07) [e]	(0.05)	(0.12)	(0.09)
Net realized and unrealized gains/(losses) on investments	(0.04)	0.19	1.47	2.72	0.80
Total from investment operations	(0.09)	0.12	1.42	2.60	0.71
Less Distributions
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized capital gains[1]	(1.06)	(1.83)	(1.84)	(0.19)	—
Total distributions	(1.08)	(1.83)	(1.84)	(0.19)	—
Net asset value end of period	8.07	9.24	10.95	11.37	8.96
Net assets end of period (000s)	$ 17,167	$ 24,647	$ 37,887	$ 35,501	$ 33,543
Ratios and Supplemental Data (%)
Total return[b]	(1.05)%	1.21%	14.09%	29.54%	8.61%
Ratio of total expenses to average net assets[2]	1.22	1.21	1.21	1.21	1.22
Ratio of net expenses to average net assets[a]	1.22	1.21	1.20	1.21	1.22
Ratio of net investment income to average net assets[a]	(0.68)	(0.71)	(0.71)	(0.63)	(0.68)
Portfolio turnover	84	82	95	111	123
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class
2016	2015	2014	2013	2012
$ 9.45	$ 11.15	$ 11.54	$ 9.08	$ 8.35

(0.05) [e]	(0.06) [e]	(0.07)	(0.05)	(0.06)
(0.03)	0.19	1.52	2.70	0.79
(0.08)	0.13	1.45	2.65	0.73

(0.04)	—	—	—	—
(1.06)	(1.83)	(1.84)	(0.19)	—
(1.10)	(1.83)	(1.84)	(0.19)	—
8.27	9.45	11.15	11.54	9.08
$175,211	$366,121	$384,511	$408,494	$315,975

(0.91)%	1.29%	14.16%	29.70%	8.74%
1.10	1.09	1.09	1.09	1.10
1.10	1.09	1.08	1.09	1.10
(0.57)	(0.58)	(0.59)	(0.52)	(0.55)
84	82	95	111	123

Retirement Class
2016 [g]
$ 7.76

(0.03) [e]
0.85
0.82

—
—
—
8.58
$ 2,718

10.57% [c]
0.81 [d]
0.80 [d]
(0.45) [d]
84
66

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 13.65	$ 15.45	$ 15.72	$ 11.81	$ 12.07
Income from Investment Operations
Net investment income/(loss)[a]	(0.02) [e]	(0.03) [e]	(0.05)	0.03	(0.02)
Net realized and unrealized gains/(losses) on investments	(0.11)	0.55	1.91	4.48	0.74
Total from investment operations	(0.13)	0.52	1.86	4.51	0.72
Less Distributions
Dividends from net investment income	—	—	—	(0.04)	—
Distributions from net realized capital gains[1]	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Total distributions	(1.58)	(2.32)	(2.13)	(0.60)	(0.98)
Net asset value end of period	11.94	13.65	15.45	15.72	11.81
Net assets end of period (000s)	$523,888	$587,761	$603,476	$601,255	$474,417
Ratios and Supplemental Data (%)
Total return[b]	(0.99)%	3.35%	12.94%	39.90%	6.88%
Ratio of total expenses to average net assets[2]	0.85	0.84	0.83	0.83	0.85
Ratio of net expenses to average net assets[a]	0.85	0.83	0.83	0.83	0.84
Ratio of net investment income to average net assets[a]	(0.21)	(0.22)	(0.29)	0.22	(0.16)
Portfolio turnover	89	78	76	73	63

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 12.59	$ 14.47	$ 14.90	$ 11.22	$ 11.57
Income from Investment Operations
Net investment income/(loss)[a]	(0.06) [e]	(0.08) [e]	(0.51)	(0.06)	(0.11)
Net realized and unrealized gains/(losses) on investments	(0.11)	0.52	2.21	4.30	0.74
Total from investment operations	(0.17)	0.44	1.70	4.24	0.63
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Total distributions	(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
Net asset value end of period	10.84	12.59	14.47	14.90	11.22
Net assets end of period (000s)	$ 8,401	$ 11,660	$ 14,266	$ 24,249	$ 19,530
Ratios and Supplemental Data (%)
Total return[b]	(1.44)%	2.98%	12.53%	39.50%	6.37%
Ratio of total expenses to average net assets[2]	1.22	1.21	1.20	1.20	1.22
Ratio of net expenses to average net assets[a]	1.22	1.20	1.20	1.20	1.21
Ratio of net investment income to average net assets[a]	(0.58)	(0.59)	(0.66)	(0.16)	(0.55)
Portfolio turnover	89	78	76	73	63
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
2016	2015	2014	2013	2012
$13.04	$14.89	$15.26	$11.46	$11.77

(0.05) [e]	(0.07) [e]	0.54 [f]	(7.68) [f]	(5.65) [f]
(0.11)	0.54	1.22	12.04	6.32
(0.16)	0.47	1.76	4.36	0.67

—	—	—	—	—
(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
(1.58)	(2.32)	(2.13)	(0.56)	(0.98)
11.30	13.04	14.89	15.26	11.46
$ 686	$ 877	$ 650	$ 636	$1,122

(1.29)%	3.12%	12.65%	39.72%	6.61%
1.10	1.09	1.08	1.08	1.10
1.10	1.08	1.08	1.08	1.09
(0.46)	(0.47)	(0.54)	0.19	(0.74)
89	78	76	73	63

Retirement Class
2016 [g]
$ 10.72

(0.02) [e]
1.25
1.23

—
—
—
11.95
$54,634

11.47% [c]
0.81 [d]
0.80 [d]
(0.27) [d]
89
68

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP GROWTH OPPORTUNITIES FUND
	Institutional Class			Administrative Class
Year Ended October 31,	2016	2015	2014 [h]	2016	2015	2014 [h]
Net asset value beginning of period	$ 10.31	$ 10.77	$ 10.00	$10.27	$10.75	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	(0.05) [e]	(0.06) [e]	(0.02)	(0.07) [e]	(0.09) [e]	(0.09)
Net realized and unrealized gains/(losses) on investments	0.32	(0.35)	0.79	0.37	(0.34)	0.84
Total from investment operations	0.27	(0.41)	0.77	0.30	(0.43)	0.75
Less Distributions
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.35)	(0.05)	—	(0.35)	(0.05)	—
Total distributions	(0.35)	(0.05)	—	(0.35)	(0.05)	—
Net asset value end of period	10.23	10.31	10.77	10.22	10.27	10.75
Net assets end of period (000s)	$169,718	$205,007	$57,779	$ 143	$3,006	$ 269
Ratios and Supplemental Data (%)
Total return[b]	2.62%	(3.78)%	7.70% [c]	2.94%	(3.98)%	7.50% [c]
Ratio of total expenses to average net assets[2]	0.89	0.90	1.60 [d]	1.14	1.15	1.85 [d]
Ratio of net expenses to average net assets[a]	0.89	0.90	0.90 [d]	1.13	1.15	1.15 [d]
Ratio of net investment income to average net assets[a]	(0.48)	(0.55)	(0.67) [d]	(0.69)	(0.80)	(0.90) [d]
Portfolio turnover	85	103	55 [c]	85	103	55 [c]
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class			Retirement Class
2016	2015	2014 [h]	2016 [g]
$10.24	$10.74	$10.00	$ 9.04

(0.09) [e]	(0.09) [e]	(0.05)	(0.04) [e]
0.32	(0.36)	0.79	1.24
0.23	(0.45)	0.74	1.20

—	—	—	—
(0.35)	(0.05)	—	—
(0.35)	(0.05)	—	—
10.12	10.24	10.74	10.24
$ 871	$ 599	$1,809	$20,230

2.24%	(4.17)%	7.40% [c]	13.27% [c]
1.26	1.27	1.97 [d]	0.85 [d]
1.26	1.27	1.27 [d]	0.84 [d]
(0.87)	(0.86)	(1.03) [d]	(0.60) [d]
85	103	55 [c]	85
70

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012 [i]
Net asset value beginning of period	$ 12.16	$ 12.24	$ 10.85	$ 8.52	$ 7.44
Income from Investment Operations
Net investment income/(loss)[a]	0.16 [e]	0.15 [e]	0.15	0.14	0.21
Net realized and unrealized gains/(losses) on investments	0.64	0.70	1.37	2.31	1.06
Total from investment operations	0.80	0.85	1.52	2.45	1.27
Less Distributions
Dividends from net investment income	(0.13)	(0.14)	(0.13)	(0.12)	(0.19)
Distributions from net realized capital gains[1]	(0.51)	(0.79)	—	—	—
Total distributions	(0.64)	(0.93)	(0.13)	(0.12)	(0.19)
Net asset value end of period	12.32	12.16	12.24	10.85	8.52
Net assets end of period (000s)	$310,127	$231,033	$202,596	$179,382	$140,323
Ratios and Supplemental Data (%)
Total return[b]	7.14%	7.29%	14.13%	29.06%	17.41%
Ratio of total expenses to average net assets[2]	0.72	0.70	0.70	0.71	0.72
Ratio of net expenses to average net assets[a]	0.68	0.68	0.68	0.68	0.68
Ratio of net investment income to average net assets[a]	1.32	1.25	1.26	1.43	1.88
Portfolio turnover	34	24	32	26	125

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012 [i]
Net asset value beginning of period	$ 12.25	$ 12.33	$ 10.94	$ 8.59	$ 7.49
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.11 [e]	0.13	0.09	0.13
Net realized and unrealized gains/(losses) on investments	0.66	0.70	1.35	2.34	1.13
Total from investment operations	0.77	0.81	1.48	2.43	1.26
Less Distributions
Dividends from net investment income	(0.09)	(0.10)	(0.09)	(0.08)	(0.16)
Distributions from net realized capital gains[1]	(0.51)	(0.79)	—	—	—
Total distributions	(0.60)	(0.89)	(0.09)	(0.08)	(0.16)
Net asset value end of period	12.42	12.25	12.33	10.94	8.59
Net assets end of period (000s)	$ 57,716	$ 29,745	$ 20,189	$ 11,934	$ 11,058
Ratios and Supplemental Data (%)
Total return[b]	6.80%	6.87%	13.62%	28.52%	17.04%
Ratio of total expenses to average net assets[2]	1.09	1.07	1.07	1.08	1.09
Ratio of net expenses to average net assets[a]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets[a]	0.94	0.89	0.88	1.04	1.41
Portfolio turnover	34	24	32	26	125
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class
2016	2015	2014	2013	2012 [i]
$12.15	$ 12.23	$ 10.85	$ 8.51	$ 7.43

0.13 [e]	0.12 [e]	0.15	0.16 [f]	—* ,f
0.63	0.70	1.34	2.27	1.25
0.76	0.82	1.49	2.43	1.25

(0.10)	(0.11)	(0.11)	(0.09)	(0.17)
(0.51)	(0.79)	—	—	—
(0.61)	(0.90)	(0.11)	(0.09)	(0.17)
12.30	12.15	12.23	10.85	8.51
$9,361	$24,690	$20,927	$13,453	$7,823

6.77%	7.02%	13.78%	28.76%	17.15%
0.96	0.95	0.95	0.96	0.97
0.93	0.93	0.93	0.93	0.93
1.09	1.00	1.02	1.16	1.59
34	24	32	26	125

Retirement Class
2016 [g]
$10.94

0.12 [e]
1.33
1.45

(0.07)
—
(0.07)
12.32
$3,822

13.24% [c]
0.67 [d]
0.63 [d]
1.46 [d]
34
72

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 20.27	$ 20.32	$ 17.50	$ 12.64	$ 11.19
Income from Investment Operations
Net investment income/(loss)[a]	0.44 [e]	0.34 [e]	0.18	0.28	0.22
Net realized and unrealized gains/(losses) on investments	0.08	(0.07)	2.84	4.86	1.38
Total from investment operations	0.52	0.27	3.02	5.14	1.60
Less Distributions
Dividends from net investment income	(0.27)	(0.19)	(0.20)	(0.28)	(0.15)
Distributions from net realized capital gains[1]	(0.35)	(0.13)	—	—	—
Total distributions	(0.62)	(0.32)	(0.20)	(0.28)	(0.15)
Net asset value end of period	20.17	20.27	20.32	17.50	12.64
Net assets end of period (000s)	$600,800	$484,078	$195,247	$82,231	$63,551
Ratios and Supplemental Data (%)
Total return[b]	2.81%	1.32%	17.39%	41.48%	14.50%
Ratio of total expenses to average net assets[2]	0.86	0.86	0.89	0.93	0.99
Ratio of net expenses to average net assets[a]	0.84	0.86	0.89	0.93	0.95
Ratio of net investment income to average net assets[a]	2.28	1.66	1.40	1.87	1.79
Portfolio turnover	18	12	13	18	37

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 20.19	$ 20.27	$ 17.49	$ 12.63	$ 11.17
Income from Investment Operations
Net investment income/(loss)[a]	0.37 [e]	0.27 [e]	0.17	0.13	0.20
Net realized and unrealized gains/(losses) on investments	0.08	(0.08)	2.78	4.96	1.35
Total from investment operations	0.45	0.19	2.95	5.09	1.55
Less Distributions
Dividends from net investment income	(0.20)	(0.14)	(0.17)	(0.23)	(0.09)
Distributions from net realized capital gains[1]	(0.35)	(0.13)	—	—	—
Total distributions	(0.55)	(0.27)	(0.17)	(0.23)	(0.09)
Net asset value end of period	20.09	20.19	20.27	17.49	12.63
Net assets end of period (000s)	$152,358	$165,642	$ 91,724	$19,260	$ 3,087
Ratios and Supplemental Data (%)
Total return[b]	2.45%	0.93%	16.97%	40.99%	14.06%
Ratio of total expenses to average net assets[2]	1.23	1.23	1.26	1.31	1.36
Ratio of net expenses to average net assets[a]	1.21	1.23	1.26	1.30	1.32
Ratio of net investment income to average net assets[a]	1.92	1.29	1.01	1.21	1.43
Portfolio turnover	18	12	13	18	37
See page 75 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class
2016	2015	2014	2013	2012
$ 20.40	$ 20.47	$ 17.64	$12.74	$11.28

0.40 [e]	0.29 [e]	0.25	0.23	0.18
0.07	(0.07)	2.75	4.92	1.40
0.47	0.22	3.00	5.15	1.58

(0.22)	(0.16)	(0.17)	(0.25)	(0.12)
(0.35)	(0.13)	—	—	—
(0.57)	(0.29)	(0.17)	(0.25)	(0.12)
20.30	20.40	20.47	17.64	12.74
$40,992	$28,929	$14,775	$3,479	$1,274

2.54%	1.05%	17.15%	41.17%	14.17%
1.11	1.11	1.14	1.19	1.24
1.09	1.11	1.14	1.18	1.20
2.03	1.41	1.13	1.58	1.53
18	12	13	18	37

Retirement Class
2016 [g]
$ 18.36

0.28 [e]
1.53
1.81

—
—
—
20.17
$14,999

9.86% [c]
0.82 [d]
0.79 [d]
2.11 [d]
18
74

Harbor Domestic Equity Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 26.21	$ 27.17	$ 28.89	$ 21.41	$ 19.59
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.10 [e]	0.06	0.13	0.23
Net realized and unrealized gains/(losses) on investments	1.92	(0.09)	2.68	7.84	1.64
Total from investment operations	2.04	0.01	2.74	7.97	1.87
Less Distributions
Dividends from net investment income	(0.09)	(0.06)	(0.05)	(0.22)	(0.05)
Distributions from net realized capital gains[1]	(0.89)	(0.91)	(4.41)	(0.27)	—
Total distributions	(0.98)	(0.97)	(4.46)	(0.49)	(0.05)
Net asset value end of period	27.27	26.21	27.17	28.89	21.41
Net assets end of period (000s)	$738,705	$827,423	$709,251	$519,607	$473,100
Ratios and Supplemental Data (%)
Total return[b]	8.18%	0.01%	11.03%	37.91%	9.60%
Ratio of total expenses to average net assets[2]	0.86	0.85	0.84	0.84	0.86
Ratio of net expenses to average net assets[a]	0.86	0.85	0.84	0.84	0.85
Ratio of net investment income to average net assets[a]	0.48	0.38	0.33	0.45	0.97
Portfolio turnover	10	17	13	22	14

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 25.63	$ 26.63	$ 28.45	$ 21.08	$ 19.31
Income from Investment Operations
Net investment income/(loss)[a]	0.03 [e]	0.01 [e]	0.09	(0.09)	(0.19)
Net realized and unrealized gains/(losses) on investments	1.88	(0.10)	2.50	7.86	1.96
Total from investment operations	1.91	(0.09)	2.59	7.77	1.77
Less Distributions
Dividends from net investment income	—	—	—	(0.13)	—
Distributions from net realized capital gains[1]	(0.89)	(0.91)	(4.41)	(0.27)	—
Total distributions	(0.89)	(0.91)	(4.41)	(0.40)	—
Net asset value end of period	26.65	25.63	26.63	28.45	21.08
Net assets end of period (000s)	$ 17,775	$ 16,797	$ 17,265	$ 17,330	$ 13,820
Ratios and Supplemental Data (%)
Total return[b]	7.79%	(0.37)%	10.61%	37.41%	9.17%
Ratio of total expenses to average net assets[2]	1.23	1.22	1.21	1.21	1.23
Ratio of net expenses to average net assets[a]	1.23	1.22	1.21	1.21	1.22
Ratio of net investment income to average net assets[a]	0.10	0.02	(0.04)	0.07	0.63
Portfolio turnover	10	17	13	22	14

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized
d	Annualized
e	Amounts are allocated based upon average shares outstanding during the period.
f	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) for the period due to the timing of sales and purchases in relation to fluctuating market values of the investments of the Fund.
g	For the period March 1, 2016 (inception) through October 31, 2016.
h	For the period February 1, 2014 (inception) through October 31, 2014.
i	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its' Subadviser.
The accompanying notes are an integral part of the Financial Statements.

75

Administrative Class
2016	2015	2014	2013	2012
$26.07	$27.05	$28.80	$ 21.34	$19.52

0.05 [e]	0.06 [e]	(0.12)	0.01	0.20
1.93	(0.13)	2.78	7.87	1.62
1.98	(0.07)	2.66	7.88	1.82

—	—	—	(0.15)	—*
(0.89)	(0.91)	(4.41)	(0.27)	—
(0.89)	(0.91)	(4.41)	(0.42)	—*
27.16	26.07	27.05	28.80	21.34
$1,360	$1,144	$5,690	$12,171	$8,786

7.93%	(0.28)%	10.74%	37.54%	9.35%
1.11	1.10	1.09	1.09	1.10
1.11	1.10	1.09	1.09	1.10
0.21	0.21	0.10	0.20	1.10
10	17	13	22	14

Retirement Class
2016 [g]
$23.91

0.05 [e]
3.33
3.38

—
—
—
27.29
$2,529

14.14% [c]
0.82 [d]
0.81 [d]
0.27 [d]
10
76

Harbor Domestic Equity Funds
Notes to Financial Statements—October 31, 2016

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
77

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and
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Note 2—Significant Accounting Policies—Continued
unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Capital Appreciation Fund and Harbor Mid Cap Growth Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
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Harbor Domestic Equity Funds
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Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. For more information on the remaining maturity period for outstanding securities lending transactions and the type of investment collateral pledged, please refer to the Securities Lending section in Note 3. The adoption of ASU 2014-11 had no impact on the Funds' net assets or results of operations.
In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2016 are as follows:
	Purchases (000s)	Sales (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$8,695,556	$10,644,369
Harbor Mid Cap Growth Fund	437,960	478,490
Harbor Small Cap Growth Fund	504,024	520,072
Harbor Small Cap Growth Opportunities Fund	175,564	204,761
VALUE FUNDS
Harbor Large Cap Value Fund	$ 177,414	$ 102,737
Harbor Mid Cap Value Fund	255,571	134,558
Harbor Small Cap Value Fund	77,102	232,726
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio,
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Harbor Domestic Equity Funds
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Note 3—Investment Portfolio Transactions—Continued
a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Government Money Market Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral invested. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. During the term of the loan, the Funds will continue to receive interest, dividends, or other amounts, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at October 31, 2016 of equity securities loaned and related cash collateral for Harbor Capital Appreciation Fund was $149,629,000 and $159,807,000, respectively.  As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Growth Funds
Harbor Capital Appreciation Fund	0.60% [a]	0.55%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Opportunities Fund	0.75	0.75
Value Funds
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75 [b]	0.74
Harbor Small Cap Value Fund	0.75	0.75

a	For the period November 1, 2015 through February 29, 2016, the Adviser contractually agreed to reduce the management fee to 0.57% on assets between $5 billion and $10 billion and 0.54% on assets over $10 billion. For the period March 1, 2016 to February 28, 2017, the Adviser contractually agreed to reduce the management fee to 0.56% on assets between $5 billion and $10 billion, 0.54% on assets between $10 billion and $20 billion, and 0.53% on assets over $20 billion.
b	For the period March 1, 2016 through February 28, 2017, the Adviser contractually agreed to reduce the management fee to 0.70% on assets over $500 million.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor Small Cap Growth Opportunities Fund. For the period November 1, 2015 through February 29, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15% and 1.27% for the Institutional Class, Administrative Class and Investor Class, respectively.

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Harbor Domestic Equity Funds
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Note 4—Fees and Other Transactions with Affiliates—Continued
•	Harbor Large Cap Value Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.68%, 0.93%, 1.05% and 0.63% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.08% of the average daily net assets of all Institutional shares
Administrative Class	0.08% of the average daily net assets of all Administrative shares
Investor Class	0.20% of the average daily net assets of all Investor shares
Retirement Class	0.03% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to the Investment Company Act exemptive rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Shareholders
On October 31, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	—	—	—	37,823	37,823	0.0%
Harbor Mid Cap Growth Fund	—	—	—	132,045	132,045	0.2
Harbor Small Cap Growth Fund	—	—	—	75,184	75,184	0.2
Harbor Small Cap Growth Opportunities Fund	—	—	—	32,426	32,426	0.2
VALUE FUNDS
Harbor Large Cap Value Fund	—	—	—	102,618	102,618	0.3
Harbor Mid Cap Value Fund	—	—	—	60,107	60,107	0.1
Harbor Small Cap Value Fund	—	—	—	30,909	30,909	0.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $698,000 for the year ended October 31, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, distributions from investments in real estate investment trust securities, disposition of passive foreign investment companies' securities, use of equalization and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2016 are as follows:
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(4,055)	$(140,491)	$144,546
Harbor Mid Cap Growth Fund	1,895	(1,137)	(758)
Harbor Small Cap Growth Fund	346	6	(352)
Harbor Small Cap Growth Opportunities Fund	102	—	(102)
VALUE FUNDS
Harbor Large Cap Value Fund	$ (496)	$ (1,511)	$ 2,007
Harbor Mid Cap Value Fund	(4,180)	1,451	2,729
Harbor Small Cap Value Fund	(488)	518	(30)
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2016			As of October 31, 2015
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$18,442	$1,737,714	$1,756,156	$17,426	$1,518,228	$1,535,654
Harbor Mid Cap Growth Fund	2,712	64,267	66,979	15,041	98,753	113,794
Harbor Small Cap Growth Fund	1,813	67,213	69,026	18,180	71,902	90,082
Harbor Small Cap Growth Opportunities Fund	4,587	2,482	7,069	333	—	333
VALUE FUNDS
Harbor Large Cap Value Fund	$ 7,430	$ 8,019	$ 15,449	$ 2,893	$ 15,619	$ 18,512
Harbor Mid Cap Value Fund	13,063	7,648	20,711	2,925	2,157	5,082
Harbor Small Cap Value Fund	6,240	25,027	31,267	2,417	23,371	25,788
As of October 31, 2016, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$20,336	$1,405,451	$8,457,405
Harbor Mid Cap Growth Fund	—	—	31,661
Harbor Small Cap Growth Fund	—	2,923	74,638
Harbor Small Cap Growth Opportunities Fund	—	—	(98)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 1,271	$ 13,304	$ 63,016
Harbor Mid Cap Value Fund	12,383	9,806	22,481
Harbor Small Cap Value Fund	2,091	—	282,838
In order to meet certain excise tax distribution requirements, the Funds are required to distribute net capital gains realized during the twelve month period ending October 31 and net investment income earned during the twelve month period ending December 31. Funds are permitted to defer qualified late year losses to the next fiscal year. Qualified late year ordinary losses include ordinary losses incurred between January 1 and the end of the Fund’s fiscal year.
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Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2016, for Federal income tax purposes, the following Funds had qualified late year ordinary loss deferrals to offset fiscal year 2017 ordinary income:
Qualified Late Year Ordinary Loss Deferral (000s)
Harbor Mid Cap Growth Fund	$1,616
Harbor Small Cap Growth Fund	1,020
Harbor Small Cap Growth Opportunities Fund	909
At October 31, 2016, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
GROWTH FUNDS
Harbor Small Cap Growth Opportunities Fund	$ —	$ 665	$ 665
VALUE FUNDS
Harbor Small Cap Value Fund	$3,364	$1,438	$4,802
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$16,513,375	$8,876,077	$(418,617)	$8,457,460
Harbor Mid Cap Growth Fund	470,715	55,254	(23,590)	31,664
Harbor Small Cap Growth Fund	505,601	98,897	(24,259)	74,638
Harbor Small Cap Growth Opportunities Fund*	189,743	15,602	(15,701)	(99)
VALUE FUNDS
Harbor Large Cap Value Fund	$ 318,500	$ 69,929	$ (6,913)	$ 63,016
Harbor Mid Cap Value Fund	787,368	96,299	(73,817)	22,482
Harbor Small Cap Value Fund*	471,888	294,928	(12,088)	282,840

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Legal Proceedings
Tribune Company
Harbor Mid Cap Value Fund has been named as a defendant and/or as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.
All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”).
86

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the Deutsche Bank and Niese actions, on the basis that the plaintiffs lacked standing. On September 30, 2013, the plaintiffs filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the Deutsche Bank and Niese actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs filed a petition seeking rehearing en banc before the appeals court.  On July 22, 2016, the appeals court denied the petition.  On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims.  The shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016.  The plaintiffs filed a reply in support of the petition on November 4, 2016.  The Supreme Court has not yet granted or denied the petition for certiorari.
On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Lyondell Chemical Company
In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”). Both cases, and a related case entitled Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”), arise out of the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund. Similar to the claims made in the Tribune matter, these actions seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.
The Litigation Trust action and the Reichman action name classes of defendants of persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative classes in the Litigation Trust action or Reichman action. It may also be one of the anonymously identified defendants in the Creditor Trust action.
On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify the defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.
On July 30, 2014, the defendants filed a motion to dismiss these lawsuits.  The Bankruptcy Court held oral argument on the motions to dismiss and on the motion for class certification on January 14 and January 15, 2015.  On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion.
On November 18, 2015, the Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Bankruptcy Court entered final judgment dismissing the Litigation Trust Action, but the plaintiff appealed the dismissal to the U.S. District Court for the Southern District of New York.
87

Harbor Domestic Equity Funds
Notes to Financial Statements—Continued

Note 6—Legal Proceedings—Continued
On July 27, 2016, the District Court reversed the Bankruptcy Court and reinstated the federal law intentional fraudulent transfer claim in the Litigation Trust action and remanded to the Bankruptcy Court for further proceedings. On August 11, 2016, the shareholder defendants filed a motion for reconsideration and/or to certify an interlocutory appeal of the District Court’s opinion. On October 5, 2016, the District Court denied the motion for reconsideration and/or to certify an interlocutory appeal. In light of this ruling, the federal intentional fraudulent conveyance claim will move forward before the Bankruptcy Court, but a schedule for that case has not yet been set.
On May 4, 2016, the defendants filed a motion to dismiss, or in the alternative, for a stay of, the Creditor Trust and Reichman actions in light of the U.S. Court of Appeals for the Second Circuit’s opinion in the appeal of the Tribune Deutsche Bank and Niese actions. On July 20, 2016, the Bankruptcy Court issued a report and recommendation granting the defendants’ motion to dismiss. The U.S. District Court for the Southern District of New York has not yet accepted the Bankruptcy Court’s recommendation or entered a final judgment.
None of these lawsuits alleges any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439,000 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
88

Harbor Domestic Equity Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund (seven of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Growth Opportunities Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, and Harbor Small Cap Value Fund of the Harbor Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2016
89

Harbor Domestic Equity Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Capital Appreciation Fund
Institutional Class	0.64%
Actual		$3.31	$1,000	$1,057.50
Hypothetical (5% return)		3.25	1,000	1,021.84
Administrative Class	0.89%
Actual		$4.60	$1,000	$1,056.10
Hypothetical (5% return)		4.52	1,000	1,020.55
Investor Class	1.01%
Actual		$5.22	$1,000	$1,055.40
Hypothetical (5% return)		5.13	1,000	1,019.93
Retirement Class	0.59%
Actual		$3.06	$1,000	$1,057.60
Hypothetical (5% return)		3.00	1,000	1,022.10
90

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Mid Cap Growth Fund
Institutional Class	0.85%
Actual		$4.37	$1,000	$1,048.90
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.66	$1,000	$1,048.20
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.27	$1,000	$1,046.70
Hypothetical (5% return)		6.19	1,000	1,018.85
Retirement Class	0.80%
Actual		$4.12	$1,000	$1,050.20
Hypothetical (5% return)		4.06	1,000	1,021.01
Harbor Small Cap Growth Fund
Institutional Class	0.85%
Actual		$4.39	$1,000	$1,056.60
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.68	$1,000	$1,055.10
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.30	$1,000	$1,054.50
Hypothetical (5% return)		6.19	1,000	1,018.85
Retirement Class	0.80%
Actual		$4.13	$1,000	$1,056.60
Hypothetical (5% return)		4.06	1,000	1,021.01
Harbor Small Cap Growth Opportunities Fund
Institutional Class	0.89%
Actual		$4.56	$1,000	$1,041.80
Hypothetical (5% return)		4.52	1,000	1,020.55
Administrative Class	1.13%
Actual		$5.79	$1,000	$1,039.70
Hypothetical (5% return)		5.74	1,000	1,019.31
Investor Class	1.26%
Actual		$6.46	$1,000	$1,040.10
Hypothetical (5% return)		6.39	1,000	1,018.64
Retirement Class	0.84%
Actual		$4.31	$1,000	$1,042.80
Hypothetical (5% return)		4.27	1,000	1,020.81
91

Harbor Domestic Equity Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.51	$1,000	$1,055.00
Hypothetical (5% return)		3.46	1,000	1,021.63
Administrative Class	0.93%
Actual		$4.81	$1,000	$1,053.70
Hypothetical (5% return)		4.72	1,000	1,020.34
Investor Class	1.05%
Actual		$5.42	$1,000	$1,053.60
Hypothetical (5% return)		5.33	1,000	1,019.73
Retirement Class	0.63%
Actual		$3.26	$1,000	$1,056.20
Hypothetical (5% return)		3.20	1,000	1,021.89
Harbor Mid Cap Value Fund
Institutional Class	0.84%
Actual		$4.31	$1,000	$1,042.90
Hypothetical (5% return)		4.27	1,000	1,020.81
Administrative Class	1.09%
Actual		$5.59	$1,000	$1,041.60
Hypothetical (5% return)		5.53	1,000	1,019.52
Investor Class	1.21%
Actual		$6.20	$1,000	$1,040.90
Hypothetical (5% return)		6.14	1,000	1,018.90
Retirement Class	0.79%
Actual		$4.06	$1,000	$1,042.90
Hypothetical (5% return)		4.01	1,000	1,021.07
Harbor Small Cap Value Fund
Institutional Class	0.86%
Actual		$4.47	$1,000	$1,069.00
Hypothetical (5% return)		4.37	1,000	1,020.70
Administrative Class	1.11%
Actual		$5.77	$1,000	$1,067.60
Hypothetical (5% return)		5.63	1,000	1,019.42
Investor Class	1.23%
Actual		$6.39	$1,000	$1,066.90
Hypothetical (5% return)		6.24	1,000	1,018.80
Retirement Class	0.81%
Actual		$4.21	$1,000	$1,069.40
Hypothetical (5% return)		4.11	1,000	1,020.96

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
92

Harbor Domestic Equity Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
Harbor Mid Cap Growth Fund	—
Harbor Small Cap Growth Fund	—
Harbor Small Cap Growth Opportunities Fund	—
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	80
Harbor Small Cap Value Fund	100
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2016:
Amount (000s)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$1,879,831
Harbor Mid Cap Growth Fund	64,242
Harbor Small Cap Growth Fund	67,254
Harbor Small Cap Growth Opportunities Fund	2,482
VALUE FUNDS
Harbor Large Cap Value Fund	$ 9,651
Harbor Mid Cap Value Fund	8,713
Harbor Small Cap Value Fund	25,027
For the fiscal year ended October 31, 2016, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2016 will receive a Form 1099-DIV in January 2017 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
93

Harbor Domestic Equity Funds
Additional Information—Continued

Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
94

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

95

Harbor Domestic Equity Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
96

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
97

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
98

Glossary—Continued

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
99

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
100

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
101

Notes

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.DE.1016

Annual Report
October 31, 2016
International & Global  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	HAINX	HRINX	HIINX	HNINX
Harbor Diversified International All Cap Fund	HAIDX	HRIDX	HIIDX	HNIDX
Harbor International Small Cap Fund	HAISX	HRISX	HIISX	HNISX
Harbor International Growth Fund	HAIGX	HRIGX	HIIGX	HNGFX
Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX	HNGIX
Harbor Emerging Markets Equity Fund	HAEMX	HREMX	HIEEX	HNEMX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2016
HARBOR INTERNATIONAL & GLOBAL FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor International Fund	-3.74%	-3.97%	-4.09%	-3.70% [a]
Harbor Diversified International All Cap Fund	-2.25 [b]	-2.49 [b]	-2.60 [b]	-2.25 [a]
Harbor International Small Cap Fund	7.70 [c]	7.50 [c]	7.40 [c]	7.70 [c]
Harbor International Growth Fund	2.46	2.21	2.15	2.54 [a]
Harbor Global Growth Fund	-3.90	-4.17	-4.25	-3.90 [a]
Harbor Emerging Markets Equity Fund	9.99	9.81	9.69	9.99 [a]

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2016
MSCI EAFE (ND) (international equity)	-3.23%
MSCI All Country World Ex. U.S. (ND) (global equity)	0.22
MSCI EAFE Small Cap (ND) (international equity)	10.93 [c]
MSCI All Country World (ND) (global equity)	2.05
MSCI Emerging Markets (ND) (global equity)	9.27

a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
b	For the period November 2, 2015 (inception) through October 31, 2016.
c	For the period February 1, 2016 (inception) through October 31, 2016.
1

Harbor International & Global Funds
Annual Report Overview—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
INTERNATIONAL AND GLOBAL FUNDS	2012	2013	2014	2015	2016
Harbor International Fund
Institutional Class	0.77%	0.74%	0.73%	0.74%	0.77%	0.97%
Administrative Class	1.02	0.99	0.98	0.99	1.02	1.32
Investor Class	1.14	1.11	1.10	1.11	1.14	1.34
Retirement Class	N/A	N/A	N/A	N/A	0.72 [a]	0.88
Harbor Diversified International All Cap Fund
Institutional Class	N/A	N/A	N/A	N/A	0.85% [b]	0.97%
Administrative Class	N/A	N/A	N/A	N/A	1.10 [b]	1.32
Investor Class	N/A	N/A	N/A	N/A	1.22 [b]	1.34
Retirement Class	N/A	N/A	N/A	N/A	0.80 [a]	0.88
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	N/A	N/A	0.95% [c]	1.26%
Administrative Class	N/A	N/A	N/A	N/A	1.20 [c]	1.59
Investor Class	N/A	N/A	N/A	N/A	1.32 [c]	1.62
Retirement Class	N/A	N/A	N/A	N/A	0.90 [c]	1.07
Harbor International Growth Fund
Institutional Class	0.87%	0.89%	0.85%	0.85%	0.85%	1.00%
Administrative Class	1.12	1.14	1.10	1.10	1.10	1.33
Investor Class	1.24	1.26	1.22	1.22	1.22	1.38
Retirement Class	N/A	N/A	N/A	N/A	0.80 [a]	0.91
Harbor Global Growth Fund
Institutional Class	0.96%	0.90%	0.90%	0.90%	0.90%	0.98%
Administrative Class	1.21	1.15	1.15	1.15	1.15	1.27
Investor Class	1.30	1.27	1.27	1.27	1.27	1.35
Retirement Class	N/A	N/A	N/A	N/A	0.85 [a]	0.86
Harbor Emerging Markets Equity Fund
Institutional Class	N/A	N/A	1.25%	1.17%	1.15%	1.27%
Administrative Class	N/A	N/A	1.50	1.43	1.40	1.64
Investor Class	N/A	N/A	1.62	1.55	1.52	1.63
Retirement Class	N/A	N/A	N/A	N/A	1.10 [a]	1.16

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016.
b	Annualized figures for the period November 2, 2015 (inception) through October 31, 2016.
c	Annualized figures for the period February 1, 2016 (inception) through October 31, 2016.
2

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
International markets were generally flat in the aggregate in the fiscal year ended October 31, 2016. The MSCI All Country World Ex U.S. (ND) Index had a return of 0.22%. Global markets, which include the U.S., had modest positive returns.
International markets declined early in fiscal 2016 over concerns about slowing growth in China, weak commodity prices and the strong U.S. dollar. The Chinese government provided additional stimulus to strengthen the Chinese economy which eased concerns about slowing growth. Concerns about growth in Europe and the potential long term effects of the Brexit vote weighed on European equities during the year.
After falling sharply in the first quarter of the fiscal year, commodity prices started to strengthen in the second quarter which helped shares of companies in resource rich countries. The rebounding commodity and currency prices and strong inflows into emerging markets helped emerging markets post the strongest returns among the international markets.
Comments by the portfolio managers of each Harbor international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended October 31, 2016
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) (foreign stocks)	-3.23%	4.99%	1.22%	5.90%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	2.98	8.91	3.72	N/A
MSCI World (ND) (global stocks)	1.18	9.03	3.89	7.40
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	0.22	3.63	1.61	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	9.27	0.55	3.49	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	4.24%	13.35%	6.76%	9.87%
S&P 500 (large cap stocks)	4.51	13.57	6.70	9.95
Russell Midcap® (mid cap stocks)	4.17	13.12	7.55	11.23
Russell 2000® (small cap stocks)	4.11	11.51	5.96	9.01
Russell 3000® Growth (growth stocks)	2.08	13.47	8.11	9.31
Russell 3000® Value (value stocks)	6.55	13.17	5.31	10.06
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%	-10.61%	-5.81%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High-Yield (domestic high-yield bonds)	8.21%	7.16%	6.51%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37	2.90	4.64	6.48%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	5.89	1.47	4.46	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.31	0.11	0.88	3.54
Harbor Funds Trustee Retires
On December 31, 2016, Rodger F. Smith will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Rodger has served shareholders as a member of the board since 1987. His 29 years of service is the longest of any Harbor Funds trustee. Rodger’s knowledge of investments, the asset management industry and his broad business experience accumulated during his business and consulting career have been beneficial in the growth and development of Harbor Funds. Rodger was the first lead independent trustee of Harbor Funds, serving in that role for six years until his retirement. Rodger always focused on the best interests of fund shareholders. His insights and observations have been very helpful to the board and senior members of the Harbor Funds team. We wish Rodger the very best in what we know will be a very active retirement.
The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Rodger Smith’s retirement, the board will be reduced, at least temporarily, from eight members to seven, of whom six are independent. The board has added several trustees in recent years in anticipation of certain scheduled trustee retirements.
Start Investing As Early As Possible
The end of a calendar year can serve as a useful checkpoint to evaluate your financial goals and your investments. We always encourage shareholders to take a long term perspective with all of their investments. With the growth in defined contribution plans, more and more investors each year have primary responsibility for their own retirement investments as well as their other investment needs.
3

We suggest each investor invest in a diversified asset allocation of stocks, bonds and cash that is consistent with your long term financial objectives and a level of risk that you find acceptable. While we know it is not always possible to invest as much as you would like for future needs, we encourage all investors to start as early as possible to save and invest for retirement and other long term financial goals. Financial markets are volatile and stocks and bonds can go up and down in value. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt have historically helped many investors achieve their financial objectives. For those investors investing for retirement, we suggest you consider the following:
1.	If you have a defined contribution retirement plan where you work, if possible, invest at least as much as necessary to obtain any company match;
2.	If you can do so, invest the maximum permitted each year in an individual retirement account; and
3.	Invest in a taxable account so you have other assets to tap for emergencies or other situations where you would prefer not to disturb your longer term investments.
With careful planning and budgeting all of us can come closer to meeting our financial goals. Harbor Funds offers equity, strategic markets and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
December 21, 2016

David G. Van Hooser
Chairman
4

Harbor International Fund
Managers' Commentary (Unaudited)

Subadviser
Northern Cross, LLC
125 Summer Street
Suite 1410
Boston, MA 02110
Portfolio Managers
Howard Appleby, CFA
Since 2009
Jean-Francois Ducrest
Since 2009
James LaTorre, CFA
Since 2009
Northern Cross, LLC has subadvised the Fund since 2009.
Investment Objective
Long-term total return, principally from growth of capital
Principal Style Characteristics
International large cap value oriented stocks
Howard Appleby, CFA

Jean-Francois Ducrest

James LaTorre, CFA

Management’s Discussion of
Fund Performance
MARKET REVIEW
Shares of companies based in developed overseas markets finished lower in fiscal 2016, as the MSCI EAFE (ND) Index recorded a return of -3.23% for the 12-months ended October 31, 2016. (All international and global returns are in U.S. dollars.)
Foreign stocks generally declined sharply in the first four months of the period, as concerns surrounding potentially aggressive monetary tightening by global policy makers, weakness in China, low oil prices and strength in the U.S. dollar weighed on investors. But by the end of the first half of fiscal 2016, shares had recovered much of those losses, as officials at several central banks moved toward easing and oil prices rebounded. Share prices declined sharply again in June, surrounding Brexit, the United Kingdom’s decision to leave the European Union. Then, once again stocks recovered the bulk of those losses over the last four months of the period. The index declined in October, as uncertainty surrounding Brexit’s impact lingered in the U.K. and Europe.
For U.S.-based investors, the performance of international equities also was diminished by continued strength in the U.S. dollar, which lowered MSCI EAFE (ND) Index returns by more than one percentage point.
In this environment, sector performance within the benchmark was divergent over the period. With rising commodity prices, Materials had the strongest performance of any sector, while Energy, Information Technology and Industrials also outperformed their sector peers. Conversely, Health Care and Financials were the worst performers in the benchmark, followed by Consumer Discretionary. From a country perspective, New Zealand and Australia were by far the strongest markets for the period. Shares of China- and Italy-based companies had the weakest returns, though more modest but still substantial losses in the U.K. and Switzerland hindered index performance the most.
PERFORMANCE
Harbor International Fund returned -3.74% (Institutional Class), -3.97% (Administrative Class), -4.09% (Investor Class), and -3.70% (Retirement Class) for fiscal 2016, lagging the -3.23% return of the MSCI EAFE (ND) Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 10 years ended October 31, 2016.
Holdings in the Consumer Discretionary and Information Technology sectors were the strongest contributors to the Fund’s absolute returns for fiscal 2016, but those gains were more than offset by substantial detraction from the Health Care and Financials sectors.
Stock selection in the Consumer Discretionary sector substantially boosted Fund returns relative to the index in fiscal 2016, with a lesser contribution from holdings in Information Technology. Stock selection added value overall, though substantial underperformance in the Fund’s Health Care and Real Estate holdings hurt relative performance. Overall, sector
5

Harbor International Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Las Vegas Sands Corp.	5.9%
Schlumberger Ltd.	3.7%
Shire plc	2.8%
Wynn Resorts Ltd.	2.8%
Roche Holding AG	2.7%
Novartis AG	2.5%
Alibaba Group Holding Ltd. ADR	2.4%
Essilor International SA	2.4%
Novo Nordisk AS	2.4%
Tokio Marine Holdings Inc.	2.4%
allocation weighed on relative results for the period, more than offsetting the positive impact of security selection. Above-index exposure to Health Care—the benchmark’s worst-performing sector—weighed significantly on relative performance, while below-benchmark exposure to Industrials also hurt relative returns.
Strength in Consumer Discretionary was driven primarily by positions in out of index holdings Las Vegas Sands Corp. and Wynn Resorts Ltd., casino operators that both derive a majority of their revenues from operations in Macao. Both benefited early in the period from a stabilization in that market after a slowdown that resulted from a government-led crackdown on corruption, as well as strong results during the period. Las Vegas Sands, the Fund’s largest holding and strongest overall contributor for the period, reported year-over-year growth in mass market gaming results as well as higher margins and declining costs. Other top contributors included an out of benchmark position in China-based e-commerce firm Alibaba Group Holding Ltd., and two Materials holdings, Swiss seeds and pesticides group Syngenta AG, which was sold from the Fund during the period, and Canada-based gold miner Barrick Gold Corp.
Several holdings in the Health Care sector were among the top individual detractors from Fund performance, including Danish diabetes care specialty pharmaceutical company Novo Nordisk AS, Irish drug maker Shire plc and Switzerland-based drug maker Novartis AG. We continued to be confident in the long-term secular growth trends for insulin products, a business in which Novo Nordisk enjoys high market share, strong pricing power and a substantial R&D pipeline. In the Financials sector, positions in U.K.-based bank Lloyds Banking Group plc and Swiss financial services firm UBS Group AG were among the notable detractors.
OUTLOOK & STRATEGY
As of October 31, 2016, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in the Health Care, Consumer Discretionary and Consumer Staples sectors. The biggest underweights included Telecommunication Services and Utilities, where the Fund had no exposure, and the Industrials sector. Relative to the benchmark, the Fund’s largest country overweights were in the United States, France and Switzerland, while the biggest underweights were in Japan, Australia and the United Kingdom. Sector and country exposures are primarily a reflection of our bottom-up stock selection process rather than a major element of investment strategy.
A key element of our investment philosophy is a focus on finding companies with long-term catalysts, a process that we believe leads to consistency and sustainability of individual stock performance. We believe that thorough and patient due diligence allows us to truly understand companies and industries, using fundamental research to invest in companies that will deliver long-term profit-margin expansion. In a slow-growth, global environment, we believe that companies across all sectors will increasingly look for ways to improve operating efficiency.
The Fund’s investments are focused on global franchises that can or do dominate an existing market segment or industry, and should be able to demonstrate pricing power despite slow macroeconomic growth. In addition, many of these companies have well-established positions in major developing economies. While the gap between growth in emerging markets and the developed world is not as wide as it once was, we believe there is room for growth in selected markets, including Colombia, where the Fund has out of benchmark exposure, and through investing in multinational firms with exposure to and opportunity in those markets.

This report contains the current opinions of Northern Cross, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor International Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011
Cusip	411511306
Ticker	HAINX
Inception Date	12/29/1987
Net Expense Ratio	0.77% [b]
Total Net Assets (000s)	$33,201,899

ADMINISTRATIVE CLASS

Fund #	2211
Cusip	411511652
Ticker	HRINX
Inception Date	11/01/2002
Net Expense Ratio	1.02% [b]
Total Net Assets (000s)	$510,575

INVESTOR CLASS

Fund #	2411
Cusip	411511645
Ticker	HIINX
Inception Date	11/01/2002
Net Expense Ratio	1.14% [b]
Total Net Assets (000s)	$2,188,360

RETIREMENT CLASS

Fund #	2511
Cusip	411512445
Ticker	HNINX
Inception Date	03/01/2016
Net Expense Ratio	0.72% [a,b]
Total Net Assets (000s)	$739,842
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	16	24
Weighted Average Market Cap (MM)	$62,830	$52,557
Price/Earning Ratio (P/E)	22.7x	21.2x
Price/Book Ratio (P/B)	2.6x	2.2x
Beta vs. MSCI EAFE (ND) Index	1.03	1.00
Portfolio Turnover (Year Ended 10/31/2016)	14%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects a contractual management fee waiver effective through February 28, 2017.
7

Harbor International Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor International Fund
Institutional Class	-3.74%	4.23%	3.02%	12/29/1987	$67,304
Administrative Class	-3.97	3.96	2.76	11/01/2002	65,629
Investor Class	-4.09	3.84	2.64	11/01/2002	64,855
Retirement Class[1]	-3.70	4.23	3.02	03/01/2016	67,327
Comparative Index
MSCI EAFE (ND)	-3.23%	4.99%	1.22%	—	$56,461
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Net) and 0.78% (Gross) (Institutional Class); 1.01% (Net) and 1.03% (Gross) (Administrative Class); 1.13% (Net) and 1.15% (Gross) (Investor Class); and 0.71% (Net) and 0.73% (Gross). The net expense ratios reflect a contractual management fee waiver through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
8

Harbor International Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.6%)
COMMON STOCKS—97.3%
Shares		Value
AEROSPACE & DEFENSE—1.9%
78,677,129	Rolls-Royce Holdings plc (UK)*	$ 698,387
AUTO COMPONENTS—2.1%
6,935,568	Cie Generale des Etablissements Michelin (FR)	751,178
BANKS—8.4%
91,386,031	Banco Bilbao Vizcaya Argentaria SA (SP)	657,859
13,262,775	Bancolombia SA ADR (COL)[1]	507,699
17,035,274	Erste Group Bank AG (AUT)*	534,206
894,029,107	Lloyds Banking Group plc (UK)	624,321
86,945,225	Standard Chartered plc (UK)*	756,068
		3,080,153
BEVERAGES—8.7%
9,204,000	AmBev SA (BR)	54,296
9,366,608	AmBev SA ADR (BR)[1]	55,263
6,866,741	Anheuser-Busch InBev SA (BEL)	788,094
25,448,472	Diageo plc (UK)	677,350
9,599,541	Heineken NV (NET)	790,697
6,839,263	Pernod Ricard SA (FR)[2]	813,348
		3,179,048
BIOTECHNOLOGY—2.8%
18,100,996	Shire plc (UK)	1,022,031
CAPITAL MARKETS—1.7%
44,823,480	UBS Group AG (SWS)*	633,699
CHEMICALS—4.2%
8,121,948	Bayer AG (GER)	806,425
4,369,880	Linde AG (GER)	721,758
		1,528,183
CONSTRUCTION MATERIALS—2.5%
79,338,778	Cementos Argos SA (COL)	314,001
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—Continued
17,363,939	Grupo Argos SA (COL)	$ 112,611
9,005,372	LafargeHolcim Ltd. (SWS)*	480,353
		906,965
DIVERSIFIED FINANCIAL SERVICES—1.9%
9,677,533	Grupo Aval Acciones y Valores SA ADR (COL)[1]	79,259
15,540,124	Grupo de Inversiones Suramericana SA (COL)	200,429
11,894,418	Investor AB (SW)	422,399
		702,087
ELECTRICAL EQUIPMENT—1.6%
8,488,747	Schneider Electric SE (FR)	570,869
ENERGY EQUIPMENT & SERVICES—3.7%
17,181,154	Schlumberger Ltd. (US)	1,344,082
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.5%
25,944,435	British Land Co. plc (UK)	185,746
13,006,336	Great Portland Estates plc (UK)	94,373
16,537,295	Land Securities Group plc (UK)	201,930
3,412,247	Unibail-Rodamco SE (FR)	809,948
		1,291,997
FOOD PRODUCTS—2.2%
11,340,118	Nestlé SA (SWS)	822,316
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
7,942,155	Essilor International SA (FR)	892,487
9,736,000	Hoya Corp. (JP)	406,225
		1,298,712
HEALTH CARE PROVIDERS & SERVICES—1.5%
7,499,339	Fresenius SE & Co. KGaA (GER)	554,105
HOTELS, RESTAURANTS & LEISURE—8.8%
3,827,900	Genting Bhd (MAL)	7,153
37,649,814	Las Vegas Sands Corp. (US)	2,179,171
11,304,800	MGM China Holdings Ltd. (CHN)	18,651
10,735,499	Wynn Resorts Ltd. (US)	1,015,042
		3,220,017
HOUSEHOLD PRODUCTS—1.9%
7,594,733	Reckitt Benckiser Group plc (UK)	679,429
INSURANCE—5.7%
3,902,115	Allianz SE (GER)	609,136
27,138,472	AXA SA (FR)	612,307
22,001,500	Tokio Marine Holdings Inc. (JP)	867,813
		2,089,256
INTERNET SOFTWARE & SERVICES—2.4%
8,460,940	Alibaba Group Holding Ltd. ADR (CHN)*,1	860,393
MACHINERY—5.1%
24,786,938	Atlas Copco AB (SW)	726,135
3,428,300	FANUC Corp. (JP)	627,679
1,146,000	SMC Corp. (JP)	332,197
9,390,374	Weir Group plc (UK)	195,064
		1,881,075
MEDIA—4.9%
9,210,600	Dentsu Inc. (JP)	459,141
7,534,763	JCDecaux SA (FR)	230,428
6,469,531	Liberty Global plc Class A (UK)*	210,907

9

Harbor International Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
MEDIA—Continued
5,819,873	Liberty Global plc Class C (UK)*	$ 185,072
620,456	Liberty Global plc LiLAC Class A (UK)*	17,149
733,898	Liberty Global plc LiLAC Class C (UK)*	20,285
33,712,339	Vivendi SA (FR)	682,356
		1,805,338
METALS & MINING—1.2%
9,920,511	Barrick Gold Corp. (CAN)	174,502
22,574,324	Freeport-McMoRan Inc. (US)*	252,381
		426,883
PERSONAL PRODUCTS—1.9%
3,976,187	L'Oreal SA (FR)	712,370
PHARMACEUTICALS—8.1%
46,405,814	Indivior plc (UK)	178,230
12,801,186	Novartis AG (SWS)	908,469
24,798,250	Novo Nordisk AS (DEN)	883,450
4,263,652	Roche Holding AG (SWS)	979,282
		2,949,431
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
5,347,947	ASML Holding NV (NET)	565,780
SOFTWARE—1.7%
7,122,643	SAP SE (GER)	627,501
TEXTILES, APPAREL & LUXURY GOODS—2.4%
8,165,772	Cie Financiere Richemont SA (SWS)[2]	524,976
151,167	Hermes International SA (FR)	61,239
999,686	Swatch Group AG (SWS)	300,662
		886,877
TOBACCO—1.5%
14,484,400	Japan Tobacco Inc. (JP)	550,699
TOTAL COMMON STOCKS
(Cost $29,668,671)		35,638,861

PREFERRED STOCKS—0.1%
AEROSPACE & DEFENSE—0.0%
3,683,056,424	Rolls-Royce Holdings plc (UK)*	4,508 [x]
DIVERSIFIED FINANCIAL SERVICES—0.1%
3,487,318	Grupo de Inversiones Suramericana SA (COL)	44,073
TOTAL PREFERRED STOCKS
(Cost $51,194)		48,581

SHORT-TERM INVESTMENTS—3.2%
Principal Amount		Value
COMMERCIAL PAPER—1.8%†
	GE Capital Treasury
$50,000	0.000%—11/08/2016	$ 50,000
	General Electric Co.
350,000	0.000%—11/08/2016-11/10/2016	350,000
150,000	0.000%—11/07/2016	150,000
		500,000
	Toyota Motor Credit
50,000	0.000%—11/18/2016	50,000
50,000	0.000%—11/23/2016	50,000
		100,000
		650,000
REPURCHASE AGREEMENTS—0.5%
194,854	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by U.S. Treasury Bonds (market value $198,751)	194,854
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—0.9%
330,060,267	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.27%)[3]	330,060
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,174,914)		1,174,914
TOTAL INVESTMENTS—100.6%
(Cost $30,894,779)		36,862,356
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(221,680)
TOTAL NET ASSETS—100.0%		$36,640,676

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2016
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Genting Bhd (MAL)	30,633,782	MYR$ 7.96	12/18/2018	$ 14,434	$9,347
10

Harbor International Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Common Stocks
Europe	$1,221,507	$23,998,667	$ —	$25,220,174
Latin America	1,323,558	—	—	1,323,558
North America	4,965,178	—	—	4,965,178
Pacific Basin	860,393	3,269,558	—	4,129,951
Preferred Stocks
Europe	—	—	4,508	4,508
Latin America	44,073	—	—	44,073
Short-Term Investments
Commercial Paper	—	650,000	—	650,000
Repurchase Agreements	—	194,854	—	194,854
Investment Company-Securities Lending Investment Fund	330,060	—	—	330,060
Total Investments in Securities	$8,744,769	$28,113,079	$4,508	$36,862,356
Financial Derivative Instruments - Assets
Rights/Warrants	$ 9,347	$ —	$ —	$ 9,347
Total Investments	$8,754,116	$28,113,079	$4,508	$36,871,703
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Preferred Stocks	$12,896	$4,521	$(12,898)	$—	$—	$(11)	$—	$—	$4,508
There were no transfers between Levels 1 and 2 during the year.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$4,508	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
11

Harbor International Fund
Portfolio of Investments—Continued

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	A portion or all of this security was out on loan as of October 31, 2016.
3	Investment of collateral received related to securities lending activities
†	Coupons represent yield to maturity.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Preferred Stocks	$(13)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
12

Harbor Diversified International All Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Marathon Asset Management LLP
Orion House
5 Upper St. Martin’s Lane
London, WC2H 9EA
England
Portfolio Managers
Neil M. Ostrer
Since 2015
William J. Arah
Since 2015
Charles Carter
Since 2015
Nick Longhurst
Since 2015
Michael Godfrey
Since 2015
David Cull
Since 2015
Robert Anstey
Since 2015
Simon Somerville
Since 2016
Marathon Asset Management LLP (operating as Marathon-London in the U.S.) has subadvised the Fund since 2015.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Foreign companies selected for long-term growth potential
Management’s Discussion of
Fund Performance
Market Review
Non-U.S. equity markets were flat over the fiscal year ended October 31, 2016, with the MSCI All Country World Ex-U.S. Index up 0.22% (all international and global returns are in U.S. dollars). Accommodative monetary policy and other economic stimulus campaigns across several regions continued to drive a search for yield and momentum into riskier assets. That momentum, coupled with firming commodity prices, propelled shares across several natural resource-heavy equity markets (such as Brazil, Russia, Peru, Canada and Australia). The British pound sterling weakened substantially following the referendum vote to leave the E.U. on the 23rd of June and was down close to 20% (relative to the U.S. dollar) over the trailing twelve month period. Paradoxically, the Japanese yen strengthened in the face of negative interest rate policy efforts by the Bank of Japan. That yen appreciation weighed on sentiment for the export-oriented Nikkei equity market. In our view, macroeconomic-oriented concerns continued to dominate the majority of investor attention – be it obsessively targeted macroeconomic developments in Japan, monetary policy and elections in the U.S., “Brexit” developments and hypothesized follow on effects across Europe, or headline economic growth data coming out of China – resulting in substantial stock specific valuation distortions relative to underlying fundamentals across several markets.
Performance
The Fund underperformed the MSCI All Country World Ex-U.S. Index benchmark since its inception on November 2, 2015 through October 31, 2016, -2.25% (Institutional Class), -2.49% (Administrative Class), -2.60% (Investor Class), -2.25% (Retirement Class). Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. The Fund experienced positive contributions from stock selection that were more than offset by the combined negative influences of regional allocation and corresponding currency exposure. More specifically, stock selection in Europe, the emerging markets and the Pacific ex-Japan region were all notable positive contributors to relative performance. Conversely, the Fund’s significant relative overweight to Japan and relative underweight to the emerging markets region both exerted a negative influence on relative returns over the period. From a currency standpoint, the Fund’s overweight exposure to the British pound sterling (which, again, weakened following a referendum vote in favor of a so-called Brexit) was another notable negative contributor. This was partially offset due to the Fund’s overweight exposure to the stronger Japanese yen. The Fund’s residual cash position also exerted a small negative influence on relative performance.
From a sector standpoint, the Fund’s aggregate underweight to Healthcare (namely pharmaceuticals) and stock selection within that sector were both positive contributors. Stock selection in Consumer Staples was another notable positive contributor to relative returns over the period. Conversely, stock selection in Financials exerted a negative influence on performance. This was primarily due to holdings in several Japanese banks and insurance companies. The Fund’s underweight exposure to both the Energy and Materials sectors also contributed negatively.
Within the context of the above performance attribution highlights over the period, it is important to emphasize that, despite nearer-term market volatility, Fund turnover remained low (with an implied holding period of over 5 years) and consistent with the long-term supply-side, bottom-up orientation of the investment philosophy and process employed by the Subadviser. However, it is as important to note that, following a regular review of relative valuations

13

Harbor Diversified International All Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Nippon Telegraph & Telephone Corp.	1.3%
Vestas Wind Systems AS	1.1%
Canadian Natural Resources Ltd.	0.9%
FUJIFILM Holdings Corp.	0.9%
Sampo OYJ	0.9%
Samsung Electronics Co. Ltd.	0.9%
West Japan Railway Co.	0.9%
Compass Group plc	0.8%
Kirin Holdings Co. Ltd.	0.8%
Reckitt Benckiser Group plc	0.8%
and the opportunity set across regions, a rare regional allocation shift was implemented during the second half of the fiscal period. The overweight exposures to both Europe and Japan were reduced (the former by 6% and the latter by 1.5%) with proceeds and an additional 1% of residual cash allocated to the emerging markets (where 6% exposure was added) and to Canada (where 2.5% exposure was added). While the regional shifts reduced the extent of relative regional exposures, the portfolio maintains its overweight to Europe and Japan offset by now smaller underweight positions to the emerging markets and Canada.
Outlook & Strategy
We believe the market outlook for European markets will be influenced not only by the progress of Brexit negotiations over the coming months but also by a series of important European political events such as the Italian referendum and the French and German elections. The European Central Bank and Bank of England remain accommodative while the U.S. and Chinese economies are likely to have a positive impact. In addition, earnings reports at the half-year were on balance fairly upbeat and a majority beat expectations. In our view, the stabilization of the oil price and relatively attractive valuation of Europe by global standards should help European markets on a relative basis. We believe that there is likely to be a gradual shift away from the highly valued defensive cash flows given the likelihood of rising interest rates at some stage over the next twelve months.
In Japan, the stock market focus remains obsessively targeted at macroeconomic developments, while microeconomic reform – in particular corporate governance – continues to progress. We believe that valuations in Japan are compelling assuming corporate Japan behaves like the rest of the world. We believe that it is these ongoing governance shifts that will unlock the real value, whether through higher shareholder returns, corporate and industry restructuring or just an end to the thirty-year accumulation of cash/pay-down of debt that has created Japan’s deflationary mindset.
We believe that emerging markets valuations appear attractive but are skewed by lowly valued (and low quality) state owned enterprises. We believe that slowing economic growth is an opportunity for the management of companies to reassess their capital allocation policies and, more broadly, the market structures in which they operate. We believe that improvements in profitability and cash generation in those companies that comprehend this shift will more than make up for slowing economic growth.
Ultimately, we remain focused on bottom-up stock selection with an aim to invest in businesses where we believe the longer-term supply side capital cycle dynamics and capital allocation decisions by management remain favorable or are improving.

This report contains the current opinions of Marathon Asset Management LLP as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
14

Harbor Diversified International All Cap Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2038
Cusip	411512593
Ticker	HAIDX
Inception Date	11/02/2015
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$150,263

ADMINISTRATIVE CLASS

Fund #	2238
Cusip	411512585
Ticker	HRIDX
Inception Date	11/02/2015
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$246

INVESTOR CLASS

Fund #	2438
Cusip	411512577
Ticker	HIIDX
Inception Date	11/02/2015
Net Expense Ratio	1.22% [a,b]
Total Net Assets (000s)	$329

RETIREMENT CLASS

Fund #	2538
Cusip	411512437
Ticker	HNIDX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$1,786
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	40	47
Weighted Average Market Cap (MM)	$29,917	$52,715
Price/Earning Ratio (P/E)	20.5x	20.0x
Price/Book Ratio (P/B)	2.2x	2.2x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	0.85	1.00
Portfolio Turnover (Period Ended 10/31/2016)	68% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
15

Harbor Diversified International All Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/02/2015 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	5 Years	Unannualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Diversified International All Cap Fund
Institutional Class	N/A	N/A	-2.25%	11/02/2015	$48,877
Administrative Class	N/A	N/A	-2.49	11/02/2015	48,757
Investor Class	N/A	N/A	-2.60	11/02/2015	48,700
Retirement Class[1]	N/A	N/A	-2.25	03/01/2016	48,877
Comparative Index
MSCI All Country World Ex. U.S. (ND)	N/A	N/A	0.22%	—	$50,112
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 1.57% (Gross) (Institutional Class); 1.10% (Net) and 1.82% (Gross) (Administrative Class); 1.22% (Net) and 1.94% (Gross) (Investor Class); and 0.80% (Net) and 1.52% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
16

Harbor Diversified International All Cap Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.5%)
COMMON STOCKS—95.2%
Shares		Value
AEROSPACE & DEFENSE—1.5%
8,419	Airbus Group SE (FR)	$ 500
88,175	BAE Systems plc (UK)	584
COMMON STOCKS—Continued
Shares		Value
AEROSPACE & DEFENSE—Continued
51,430	Rolls-Royce Holdings plc (UK)*	$ 457
3,021	Thales SA (FR)	284
18,587	Zodiac Aerospace SA (FR)	452
		2,277
AIR FREIGHT & LOGISTICS—0.5%
4,764	Oesterreichische Post AG (AUT)*	164
24,000	Yamato Holdings Co. Ltd. (JP)	547
		711
AIRLINES—0.3%
41,378	Air France-KLM (FR)*	252
15,520	EasyJet plc (UK)	178
3,400	Japan Airlines Co. Ltd. (JP)	101
		531
AUTO COMPONENTS—0.5%
4,000	Bridgestone Corp. (JP)	149
7,394	Nokian Renkaat OYJ (FIN)	248
17,700	Sumitomo Electric Industries Ltd. (JP)	262
2,200	Toyota Industries Corp. (JP)	101
		760
AUTOMOBILES—2.0%
6,866	Bayerische Motoren Werke AG (GER)	599
4,000	Fuji Heavy Industries Ltd. (JP)	156
4,818	Hyundai Motor Co. (S. KOR)	588
14,500	Nissan Motor Co. Ltd. (JP)	148
249,578	Piaggio & C. SpA (IT)	435
19,700	Toyota Motor Corp. (JP)	1,143
		3,069
BANKS—8.6%
25,582	Alpha Bank AE (GRC)*	44
23,639	Axis Bank Ltd. (IND)	173
7,675	Banco Santander SA (SP)	38
10,275	Bancolombia SA ADR (COL)[1]	393
102,200	Bangkok Bank PCL (THA)	465
45,115	Bank of Baroda (IND)	105
2,196,206	Bank of Ireland (IE)*	470
1,498	Bank Pekao SA (POL)	46
240,333	Barclays plc (UK)	557
6,825	BGEO Group plc (UK)	247
12,002	BNP Paribas SA (FR)	696
7,700	Concordia Financial Group Ltd. (JP)	36
3,308	Danske Bank AS (DEN)	102
9,675	DBS Group Holdings Ltd. (SGP)	104
14,983	DNB ASA (NOR)	217
12,000	Fukuoka Financial Group Inc. (JP)	52
19,482	Hana Financial Group Inc. (S. KOR)	557
69,317	HSBC Holdings plc (HK)	522
40,349	Intesa Sanpaolo SpA (IT)	94
37,900	Kasikornbank PCL (THA)	186
5,616	KB Financial Group Inc. (S. KOR)	208
3,314	Komercni Banka AS (CZ)	121
793,273	Lloyds Banking Group plc (UK)	554
31,100	Mitsubishi UFJ Financial Group Inc. (JP)	160
405,000	Mizuho Financial Group Inc. (JP)	682
23,341	Nordea Bank AB (SW)	245
143,300	Resona Holdings Inc. (JP)	635
42,633	Sberbank of Russia PJSC ADR (RUS)[1]	405
23,520	Shinhan Financial Group Co. Ltd. (S. KOR)	900
38,797	Standard Bank Group Ltd. (S. AFR)	412

17

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
BANKS—Continued
48,981	Standard Chartered plc (UK)*	$ 426
28,500	Sumitomo Mitsui Financial Group Inc. (JP)	988
14,200	Sumitomo Mitsui Trust Holdings Inc. (JP)	479
61,381	Svenska Handelsbanken AB (SW)	837
60,600	Thanachart Capital PCL (THA)	68
191,233	Turkiye Garanti Bankasi AS (TUR)	520
127,358	UniCredit SpA (IT)	316
7,632	United Overseas Bank Ltd. (SGP)	103
		13,163
BEVERAGES—4.0%
8,538	Anheuser-Busch InBev SA (BEL)	980
4,656	Carlsberg AS (DEN)	419
196,666	China Resources Beer Holdings Co. Ltd. (CHN)*	418
39,135	Cia Cervecerias Unidas SA (CL)	420
62,127	Coca-Cola Amatil Ltd. (AUS)	450
9,814	Davide Campari-Milano SpA (IT)	99
28,808	Diageo plc (UK)	767
10,456	Heineken NV (NET)	861
6,916	Hite Jinro Co. Ltd. (S. KOR)	133
71,700	Kirin Holdings Co. Ltd. (JP)	1,233
2,300	Suntory Beverage & Food Ltd. (JP)	101
56,000	Tsingtao Brewery Co. Ltd. (CHN)	223
		6,104
BUILDING PRODUCTS—2.0%
60,594	ASSA Abloy AB (SW)	1,101
2,868	Geberit AG (SWS)	1,212
29,200	LIXIL Group Corp. (JP)	671
		2,984
CAPITAL MARKETS—2.5%
72,511	3i Group plc (UK)	594
29,032	Brookfield Asset Management Inc. (CAN)	1,017
42,437	BTG Pactual Group (BR)*	216
4,521	Close Brothers Group plc (UK)	73
62,827	ICAP plc (UK)	373
33,078	IG Group Holdings plc (UK)	334
33,673	Jupiter Fund Management plc (UK)	178
95,900	Nomura Holdings Inc. (JP)	480
37,240	UBS Group AG (SWS)*	527
		3,792
CHEMICALS—2.4%
9,097	Akzo Nobel NV (NET)	588
9,800	BASF SE (GER)	865
23,199	DuluxGroup Ltd. (AUS)	113
687	Enaex SA (CL)	7
3,100	Nissan Chemical Industries Ltd. (JP)	105
22,881	Orica Ltd. (AUS)	283
1,034	Sociedad Quimica y Minera de Chile SA ADR (CL)[1]	30
55,000	Sumitomo Chemical Co. Ltd. (JP)	260
3,943	Symrise AG (GER)	271
57,549	Tikkurila Oyj (FIN)	1,108
		3,630
COMMERCIAL SERVICES & SUPPLIES—2.2%
900	AEON Delight Co. Ltd. (JP)	27
13,565	Berendsen plc (UK)	160
328,516	Cleanaway Waste Management Ltd. (AUS)	289
12,988	Edenred SA (FR)	301
2,833	Elis SA (FR)	47
180,509	G4S plc (UK)	485
COMMON STOCKS—Continued
Shares		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
59,070	HomeServe plc (UK)	$ 441
3,299	ISS AS (DEN)	129
9,257	Ritchie Bros Auctioneers Inc. (CAN)	320
1,375	S-1 Corp. (S. KOR)	111
7,000	Secom Co. Ltd. (JP)	505
262,931	Serco Group plc (UK)*	440
121,212	Spotless Group Holdings Ltd. (AUS)	92
		3,347
COMMUNICATIONS EQUIPMENT—0.1%
40,032	Telefonaktiebolaget LM Ericsson (SW)	194
CONSTRUCTION & ENGINEERING—1.1%
10,710	Boskalis Westminster NV (NET)	345
6,000	Maeda Corp. (JP)	56
86,400	Obayashi Corp. (JP)	832
8,700	Penta-Ocean Construction Co. Ltd. (JP)	52
37,000	Shimizu Corp. (JP)	329
200	Sho-Bond Holdings Co. Ltd. (JP)	10
		1,624
CONSTRUCTION MATERIALS—0.3%
2,437	CRH plc (IE)	79
738	Imerys SA (FR)	51
1,796	Vicat SA (FR)	113
14,976	Wienerberger AG (AUT)	239
		482
CONSUMER FINANCE—0.8%
5,100	AEON Financial Service Co. Ltd. (JP)	90
3,600	Hitachi Capital Corp. (JP)	80
65,658	International Personal Finance plc (UK)	237
76,429	Non-Standard Finance plc (UK)	65
19,234	Provident Financial plc (UK)	693
		1,165
CONTAINERS & PACKAGING—0.4%
9,813	Amcor Ltd. (AUS)	110
17,223	Orora Ltd. (AUS)	38
28,800	Toyo Seikan Group Holdings Ltd. (JP)	531
		679
DISTRIBUTORS—0.0%
10,512	Inchcape plc (UK)	84
DIVERSIFIED FINANCIAL SERVICES—0.2%
342,000	First Pacific Co. Ltd. (HK)	259
DIVERSIFIED TELECOMMUNICATION SERVICES—2.4%
41,065	Deutsche Telekom AG (GER)	670
159,780	Koninklijke KPN NV (NET)	521
18,608	LG Uplus Corp. (S. KOR)	192
44,800	Nippon Telegraph & Telephone Corp. (JP)	1,986
103,578	Spark New Zealand Ltd. (NZ)	271
17,436	Telkom SA SOC Ltd. (S. AFR)	80
		3,720
ELECTRIC UTILITIES—0.6%
46,890	CESC Ltd. (IND)	440
40,100	Tohoku Electric Power Co. Inc. (JP)	491
		931

18

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
ELECTRICAL EQUIPMENT—2.0%
16,487	Legrand SA (FR)	$ 932
516,850	TECO Electric And Machinery Co. Ltd. (TW)	458
21,224	Vestas Wind Systems AS (DEN)	1,700
		3,090
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.8%
7,500	Azbil Corp. (JP)	223
86,000	Chroma ATE Inc. (TW)	218
62,735	Delta Electronics Inc. (TW)	330
213,000	Hitachi Ltd. (JP)	1,136
6,900	Kyocera Corp. (JP)	335
1,700	Nippon Signal Co. Ltd. (JP)	15
3,000	Omron Corp. (JP)	115
11,239	Spectris plc (UK)	281
1,200	TDK Corp. (JP)	83
		2,736
ENERGY EQUIPMENT & SERVICES—0.5%
21,226	Amec Foster Wheeler plc (UK)	116
4,111	Petrofac Ltd. (UK)	40
1,077,599	Saipem SpA (IT)*	443
1,321	Technip SA (FR)	88
12,409	Vallourec SA (FR)*	61
		748
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.2%
33,934	Grivalia Properties REIC AE (GRC)	261
FOOD & STAPLES RETAILING—2.1%
34,093	Almacenes Exito SA (COL)	170
12,700	Dairy Farm International Holdings Ltd. (BM)	90
24,069	Koninklijke Ahold Delhaize NV (NET)*	549
14,086	Loblaw Cos. Ltd. (CAN)	695
1,800	Matsumotokiyoshi Holdings Co. Ltd. (JP)	93
97,732	Metcash Ltd. (AUS)*	147
41,334	O'Key Group SA GDR (LUX)[2]	87
28,600	Seven & I Holdings Co. Ltd. (JP)	1,194
94,442	Tesco plc (UK)*	243
		3,268
FOOD PRODUCTS—1.7%
251,000	China Mengniu Dairy Co. Ltd. (CHN)	474
39,862	Devro plc (UK)	111
32,043	Industrias Bachoco SAB de CV (MEX)	142
7,000	NH Foods Ltd. (JP)	168
38,900	Nippon Suisan Kaisha Ltd. (JP)	187
2,543	PGG Wrightson Ltd. (NZ)	1
177,100	Super Group Ltd. (SGP)	123
260,255	Tingyi Cayman Islands Holding Corp. (CHN)	280
8,400	Toyo Suisan Kaisha Ltd. (JP)	340
7,515	Viscofan SA (SP)	354
657,000	Want Want China Holdings Ltd. (CHN)	400
		2,580
GAS UTILITIES—0.1%
29,000	Tokyo Gas Co. Ltd. (JP)	132
HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
15,050	Coloplast AS (DEN)	1,048
106,052	Convatec Group plc (UK)*	324
27,223	GN Store Nord AS (DEN)	552
6,173	Smith & Nephew plc (UK)	89
2,271	Sonova Holding AG (SWS)	305
COMMON STOCKS—Continued
Shares		Value
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
33,800	Top Glove Corp. Bhd (MAL)	$ 40
24,868	William Demant Holding AS (DEN)*	463
		2,821
HEALTH CARE PROVIDERS & SERVICES—1.3%
34,300	Alfresa Holdings Corp. (JP)	725
14,220	Fresenius Medical Care AG & Co. KGaA (GER)	1,158
110,291	Sigma Pharmaceuticals Ltd. (AUS)	111
		1,994
HOTELS, RESTAURANTS & LEISURE—3.6%
376,000	Ajisen China Holdings Ltd. (CHN)	169
9,726	Carnival plc (UK)	469
67,447	Compass Group plc (UK)	1,220
152,200	GL Ltd. (SGP)	88
27,521	GVC Holdings plc (UK)	234
140,500	Hongkong & Shanghai Hotels Ltd. (HK)	159
114,290	Merlin Entertainments plc (UK)	644
10,367	Millennium & Copthorne Hotels plc (UK)	57
9,977	OPAP SA (GRC)	85
9,089	Paddy Power Betfair plc (UK)	942
105,226	SSP Group plc (UK)	437
395,818	Thomas Cook Group plc (UK)*	336
46,932	TUI AG (UK)	596
		5,436
HOUSEHOLD DURABLES—0.7%
15,524	Barratt Developments plc (UK)	86
8,300	Casio Computer Co. Ltd. (JP)	116
13,969	GUD Holdings Ltd. (AUS)	101
21,879	McCarthy & Stone plc (UK)	45
117,000	MRV Engenharia E Participacoes SA (BR)	453
9,700	Nikon Corp. (JP)	146
6,200	Sekisui Chemical Co. Ltd. (JP)	98
		1,045
HOUSEHOLD PRODUCTS—0.8%
14,411	Reckitt Benckiser Group plc (UK)	1,289
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—0.3%
2,287,700	Energy Development Corp. (PHIL)	279
756,100	Lopez Holdings Corp. (PHIL)	124
		403
INDUSTRIAL CONGLOMERATES—2.2%
67,500	CK Hutchison Holdings Ltd. (HK)	834
6,639	DCC plc (IE)	540
12,500	Jardine Matheson Holdings Ltd. (HK)	761
17,314	Koninklijke Philips NV (NET)	522
2,664	LG Corp. (S. KOR)	142
246,512	Quinenco SA (CL)	604
		3,403
INSURANCE—5.3%
19,380	Admiral Group plc (UK)	454
16,749	AXA SA (FR)	378
30,243	Cover-More Group Ltd. (AUS)	33
78,700	Dai-ichi Life Insurance Inc. (JP)	1,154
1,870	Fairfax Financial Holdings Ltd. (CAN)	958
28,100	Great Eastern Holdings Ltd. (SGP)	413
858	Hannover Rueck SE (GER)	96
156	Helvetia Holding AG (SWS)	81
46,900	Japan Post Holdings Co. Ltd. (JP)	597

19

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INSURANCE—Continued
35,100	MS&AD Insurance Group Holdings Inc. (JP)	$ 1,042
94,494	Old Mutual plc (UK)	231
39,296	Porto Seguro SA (BR)*	373
29,406	Sampo OYJ (FIN)	1,347
168	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	43
13,700	Sompo Japan Nipponkoa Holdings Inc. (JP)	443
20,613	St. James's Place plc (UK)	238
4,500	Tokio Marine Holdings Inc. (JP)	177
4,139	Topdanmark AS (DEN)*	111
		8,169
INTERNET & DIRECT MARKETING RETAIL—0.2%
34,000	B2W Cia Digital (BR)	167
378	CJ O Shopping Co. Ltd. (S. KOR)	53
403	GS Home Shopping Inc. (S. KOR)	62
		282
INTERNET SOFTWARE & SERVICES—1.8%
24,007	Auto Trader Group plc (UK)	110
3,166	Baidu Inc. ADR (CHN)*,1	560
33,401	Just Eat plc (UK)*	229
63,924	Moneysupermarket.com Group plc (UK)	205
21,559	Rightmove plc (UK)	984
31,908	Yandex NV (RUS)*	628
		2,716
IT SERVICES—0.9%
7,000	Fujitsu Ltd. (JP)	42
3,834	Genpact Ltd. (US)	88
18,300	NTT Data Corp. (JP)	944
900	OBIC Co. Ltd. (JP)	47
1,400	SCSK Corp. (JP)	52
79,000	TravelSky Technology Ltd. (CHN)	169
		1,342
LEISURE PRODUCTS—0.7%
5,939	Amer Sports OYJ (FIN)	162
28,200	Bandai Namco Holdings Inc. (JP)	845
194,000	Goodbaby International Holdings Ltd. (CHN)	93
3,842	Technogym SpA (IT)*	17
		1,117
LIFE SCIENCES TOOLS & SERVICES—0.4%
1,254	Eurofins Scientific SE (FR)	570
1,111	Gerresheimer AG (GER)	84
		654
MACHINERY—2.2%
2,286	Andritz AG (AUT)	120
87,364	CNH Industrial NV (IT)	678
4,900	Daifuku Co. Ltd. (JP)	89
2,233	GEA Group AG (GER)	87
3,548	IMI plc (UK)	43
6,700	Kubota Corp. (JP)	108
5,264	Metso OYJ (FIN)	138
129,000	Mitsubishi Heavy Industries Ltd. (JP)	552
1,700	OSG Corp. (JP)	36
18,101	Rotork plc (UK)	45
39,686	Sandvik AB (SW)	451
6,331	Stabilus SA (LUX)*	330
2,400	Tadano Ltd. (JP)	27
COMMON STOCKS—Continued
Shares		Value
MACHINERY—Continued
4,311	Wartsila OYJ Abp (FIN)	$ 186
299,000	Yungtay Engineering Co. Ltd. (TW)	421
		3,311
MARINE—0.2%
2,173,413	Cia Sud Americana de Vapores SA (CL)	44
106,908	Grindrod Ltd. (S. AFR)*	88
36,163	Irish Continental Group plc (IE)	169
		301
MEDIA—3.2%
6,538	Axel Springer SE (GER)	328
7,416	CTS Eventim AG & Co. KGaA (GER)	266
39,097	Daily Mail & General Trust plc (UK)	359
306,169	Fairfax Media Ltd. (AUS)	192
41,300	Fuji Media Holdings Inc. (JP)	570
42,309	Informa plc (UK)	348
302,130	ITV plc (UK)	630
4,283	JCDecaux SA (FR)	131
20,468	Mediaset Espana Comunicacion SA (SP)	229
7,103	Modern Times Group Mortgage AB (SW)	191
26,020	Nippon Television Holdings Inc. (JP)	461
6,001	Schibsted ASA Class A (NOR)	144
6,001	Schibsted ASA Class B (NOR)	135
14,523	Sky plc (UK)	145
47,900	Television Broadcasts Ltd. (HK)	173
24,276	WPP plc (UK)	527
		4,829
METALS & MINING—3.0%
26,657	Acerinox SA (SP)	328
317,803	Alumina Ltd. (AUS)	382
1,560	Anglo American Platinum Ltd. (S. AFR)*	37
42,911	Anglo American plc (S. AFR)*	594
12,608	Antofagasta plc (UK)	84
37,876	ArcelorMittal SA (FR)*	256
10,197	BHP Billiton Ltd. (AUS)	178
19,982	BHP Billiton plc (UK)	301
81,047	BlueScope Steel Ltd. (AUS)	481
19,966	Cia de Minas Buenaventura SAA ADR (PER)[1]	265
136,669	Glencore plc (UK)*	418
32,873	Iluka Resources Ltd. (AUS)	144
29,800	JFE Holdings Inc. (JP)	427
19,896	Newcrest Mining Ltd. (AUS)	348
9,886	Rio Tinto plc (UK)	344
		4,587
MULTILINE RETAIL—0.7%
37,900	Isetan Mitsukoshi Holdings Ltd. (JP)	383
2,197	Lotte Shopping Co. Ltd. (S. KOR)	438
8,300	Marui Group Co. Ltd. (JP)	116
400	Ryohin Keikaku Co. Ltd. (JP)	86
		1,023
MULTI-UTILITIES—0.2%
11,181	Centrica plc (UK)	29
18,945	National Grid plc (UK)	247
		276
OIL, GAS & CONSUMABLE FUELS—3.1%
181,814	BP plc (UK)	1,075
42,857	Canadian Natural Resources Ltd. (CAN)	1,360
250,300	CNOOC Ltd. (CHN)	315

20

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
OIL, GAS & CONSUMABLE FUELS—Continued
6,627	Lukoil PJSC ADR (RUS)[1]	$ 322
17,308	PrairieSky Royalty Ltd. (CAN)	377
31,982	Royal Dutch Shell plc (UK)	810
17,989	Santos Ltd. (AUS)*	48
17,884	Statoil ASA (NOR)	292
3,970	Total SA (FR)	190
		4,789
PERSONAL PRODUCTS—1.9%
68,650	Asaleo Care Ltd. (AUS)*	76
16,200	Kao Corp. (JP)	834
61,168	Natura Cosmeticos SA (BR)*	587
857	Oriflame Holding AG (SW)*	31
12,600	Shiseido Co. Ltd. (JP)	325
23,512	Unilever plc (UK)	982
		2,835
PHARMACEUTICALS—2.6%
7,100	Haw Par Corp. Ltd. (SGP)	46
12,422	Novartis AG (SWS)	882
18,897	Novo Nordisk AS (DEN)	673
10,300	Otsuka Holdings Co. Ltd. (JP)	451
4,356	Roche Holding AG (SWS)	1,000
2,505	Sanofi AS (FR)	195
1,200	Sawai Pharmaceutical Co. Ltd. (JP)	78
34,400	Sumitomo Dainippon Pharma Co. Ltd. (JP)	596
154	Virbac SA (FR)*	24
		3,945
PROFESSIONAL SERVICES—3.0%
10,610	Adecco Group AG (SWS)	630
52,919	ALS Ltd. (AUS)	250
60,936	Capita plc (UK)	436
1,130	DKSH Holding AG (SWS)	78
33,283	Experian plc (UK)	640
250,527	Hays plc (UK)	418
26,178	Intertek Group plc (UK)	1,092
1,600	Nomura Co. Ltd. (JP)	26
15,193	Pagegroup plc (UK)	67
1,663	Randstad Holding NV (NET)	86
42,855	RELX plc (UK)	765
700	TechnoPro Holdings Inc. (JP)	24
3,700	Temp Holdings Co. Ltd. (JP)	63
		4,575
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
5,000	Cheung Kong Property Holdings Ltd. (HK)	37
2,300	Daiwa House Industry Co. Ltd. (JP)	63
67,300	LPS Brasil Consultoria de Imoveis SA (BR)*	83
27,000	Mitsubishi Estate Co. Ltd. (JP)	537
17,375	New World Development Co. Ltd. (HK)	22
30,700	NTT Urban Development Corp. (JP)	282
17,089	United Industrial Corp. Ltd. (SGP)	33
		1,057
ROAD & RAIL—1.8%
11,900	East Japan Railway Co. (JP)	1,047
11,145	Globaltrans Investment plc GDR (CYM)[2]	54
15,339	National Express Group plc (UK)	69
10,869	Northgate plc (UK)*	56
3,600	Senko Co. Ltd. (JP)	25
COMMON STOCKS—Continued
Shares		Value
ROAD & RAIL—Continued
80,562	Stagecoach Group plc (UK)	$ 195
22,000	West Japan Railway Co. (JP)	1,355
		2,801
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.4%
1,167	ASML Holding NV (NET)	124
13,114	SK Hynix Inc. (S. KOR)	469
189,000	Taiwan Semiconductor Manufacturing Co. Ltd. (TW)	1,134
4,100	Tokyo Electron Ltd. (JP)	370
		2,097
SOFTWARE—0.3%
600	Nintendo Co. Ltd. (JP)	145
36,700	TOTVS SA (BR)*	333
		478
SPECIALTY RETAIL—1.2%
726,100	Esprit Holdings Ltd. (BM)*	599
1,879	Fielmann AG (GER)	130
11,160	Fourlis Holdings SA (GRC)*	48
6,336	JUMBO SA (GRC)	90
61,440	Pets at Home Group plc (UK)	161
1,712	Premier Investments Ltd. (AUS)	18
25,311	WH Smith plc (UK)	456
59,100	Yamada Denki Co. Ltd. (JP)	305
		1,807
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.6%
36,000	FUJIFILM Holdings Corp. (JP)	1,361
20,246	Logitech International SA (SWS)	490
184,000	NEC Corp. (JP)	492
5,774	Neopost SA (FR)	175
1,002	Samsung Electronics Co. Ltd. (S. KOR)	1,433
		3,951
TEXTILES, APPAREL & LUXURY GOODS—2.2%
3,149	adidas AG (GER)	517
9,879	Cie Financiere Richemont SA (SWS)	635
34,201	Cie Financiere Richemont SA ADR (S. AFR)[1]	220
186,000	Daphne International Holdings Ltd. (CHN)*	24
641,000	Li Ning Co. Ltd. (CHN)*	458
18,701	Luxottica Group SpA (IT)	931
29,000	Onward Holdings Co. Ltd. (JP)	194
110,954	Ruentex Industries Ltd. (TW)*	179
17,000	Shenzhou International Group Holdings Ltd. (CHN)	113
51,246	Stella International Holdings Ltd. (CHN)	89
22,000	Texwinca Holdings Ltd. (BM)	15
		3,375
TOBACCO—0.4%
1,059	British American Tobacco plc (UK)	61
8,800	Japan Tobacco Inc. (JP)	334
5,294	Swedish Match AB (SW)	184
		579
TRADING COMPANIES & DISTRIBUTORS—1.2%
8,007	Brenntag AG (GER)	428
36,479	Bunzl plc (UK)	979
10,100	ITOCHU Corp. (JP)	128
13,600	Mitsubishi Corp. (JP)	296
		1,831

21

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
TRANSPORTATION INFRASTRUCTURE—0.6%
22,552	China Merchants Holdings International Co. Ltd. (HK)	$ 58
70,500	Global Ports Investments plc GDR (CYM)[2]	211
32,202	Groupe Eurotunnel SE (FR)	302
21,000	Mitsubishi Logistics Corp. (JP)	284
		855
WIRELESS TELECOMMUNICATION SERVICES—1.9%
11,835	America Movil SAB de CV ADR (MEX)[1]	155
41,575	Bharti Airtel Ltd. (IND)	199
2,300	KDDI Corp. (JP)	70
4,124	Millicom International Cellular SA SDR (LUX)[2]	181
27,110	MTN Group Ltd. (S. AFR)	234
23,377	Rogers Communications Inc. (CAN)	940
42,748	SmarTone Telecommunications Holdings Ltd. (BM)	65
9,700	SoftBank Group Corp. (JP)	611
79,477	TIM Participacoes SA (BR)	221
86,212	Vodafone Group plc (UK)	237
386,075	XL Axiata Tbk (IDR)*	65
		2,978
TOTAL COMMON STOCKS
(Cost $140,634)		145,272

PREFERRED STOCKS—1.3%
AEROSPACE & DEFENSE—0.0%
2,365,780	Rolls-Royce Holdings plc (UK)*	3 [x]
AUTOMOBILES—0.3%
3,774	Volkswagen AG (GER)	521
PREFERRED STOCKS—Continued
Shares		Value
BANKS—0.4%
16,780	Banco Bradesco SA (BR)	$ 176
144,832	Itausa - Investimentos Itau SA (BR)*	428
		604
FOOD & STAPLES RETAILING—0.1%
9,644	Cia Brasileira de Distribuicao (BR)	184
TEXTILES, APPAREL & LUXURY GOODS—0.5%
204,854	Alpargatas SA (BR)*	681
TOTAL PREFERRED STOCKS
(Cost $1,534)		1,993

SHORT-TERM INVESTMENTS—2.8%
(Cost $4,220)
Principal Amount
REPURCHASE AGREEMENTS
$4,220	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by U.S. Treasury Bonds (value $4,309)	4,220
TOTAL INVESTMENTS—99.3%
(Cost $146,389)		151,485
CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		1,139
TOTAL NET ASSETS—100.0%		$152,624

RIGHTS/WARRANTS OPEN AT OCTOBER 31, 2016
Description	No. of Contracts	Strike Price	Expiration Date	Cost (000s)	Value (000s)
Banco Santander SA (SP)	7,675	€ —[3]	11/04/2016	$ 1	$ —
LPS Brasil Consultoria de Imov (BR)	6,280	R$ 3.74	11/28/2016	—	1
Total Rights/Warrants					$ 1

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 1,665	$—	$ 1,665
Europe	3,011	70,507	—	73,518
Latin America	3,588	1,075	—	4,663
Middle East/Central Asia	—	917	—	917
North America	5,755	704	—	6,459
Pacific Basin	560	57,490	—	58,050
Preferred Stocks
Europe	—	521	3	524
Latin America	1,469	—	—	1,469
22

Harbor Diversified International All Cap Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Repurchase Agreements	$ —	$ 4,220	$—	$ 4,220
Total Investments in Securities	$14,383	$137,099	$ 3	$151,485
Financial Derivative Instruments - Assets
Rights/Warrants
Europe	$ —	$ —	$—	$ —
Latin America	1	—	—	1
Total Financial Derivative Instruments - Assets	$ 1	$ —	$—	$ 1
Total Investments	$14,384	$137,009	$ 3	$151,486
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/02/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Preferred Stocks	$—	$3	$—	$—	$—	$—	$—	$—	$3
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)*	$3	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
3	Rights redeemable for 1 ordinary share per 87 rights
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
€	Euro
R$	Brazilian Real
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
23

Harbor International Small Cap Fund
Managers' Commentary (Unaudited)

Subadviser
Baring International Investment Limited
155 Bishopsgate
London, EC2M 3XY
United Kingdom
Portfolio Managers
Nicholas M. Williams
Since 2016
Colin C. Riddles
Since 2016
Rosemary C. Simmonds, CFA
Since 2016
Barings has subadvised the Fund since 2016.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
International small cap stocks with unrecognized earnings growth at reasonable valuations
Nicholas M. Williams

Colin C. Riddles

Rosemary C. Simmonds, CFA

Management’s Discussion of
Fund Performance
Market Review
During the period from the inception of the Harbor International Small Cap Fund on February 1, 2016 to October 31, 2016 the MSCI EAFE Small Cap Index rose by 10.93%, (all international and global returns are in U.S. dollars).
This period has seen slow but steady economic growth from continued efforts made by central banks to boost growth in Europe, Australia and Japan by pursuing low interest rate and quantitative easing policies. Economic data releases across these regions, while rarely very positive, typically highlighted slightly stronger than forecasted business and consumer confidence, slightly improving trends in employment data and resilient construction and property markets.
In contrast to the economic data, geopolitical events periodically surprised and dismayed investors in international smaller companies. The “Brexit” referendum in the U.K., resulting in the electorate voting for the U.K. to leave the European Union, prompted significant share price volatility in U.K. smaller companies and a sharp fall in the pound sterling’s value against the U.S. dollar. Further volatility reflected fears surrounding the upcoming Italian referendum; the outcome of the U.S. elections; uncertainty about the timing of future interest rate movements; and doubts about future economic growth in Asia.
In this context, the returns from the countries and sectors that constitute the MSCI EAFE Small Cap Index varied markedly. Australian smaller companies performed strongly, benefiting from cuts in domestic interest rates and a more optimistic outlook for companies involved in the mining and energy industries. By contrast, Italian smaller companies saw share price weakness, due to concerns about the economy and the quality of loan books of Italian banks. The Materials sector performed very strongly over the period, while the returns from the Telecommunications and Financials sectors trailed that of the Index.
Performance
Harbor International Small Cap Fund underperformed the benchmark during the nine-month period. The Fund returned 7.70% (Institutional Class), 7.50% (Administrative Class), 7.40% (Investor Class), and 7.70% (Retirement Class) compared with the MSCI EAFE Small Cap Index return of 10.93%.
The disappointing relative return over the period partly reflects the Fund’s very limited exposure to the outperforming Materials and Energy sectors. The strength in these sectors reflects rebounds in commodity and oil prices, rather than encouraging news on the profitability of the individual companies comprising these sectors.
Our investment strategy is to focus on bottom up stock selection, using a Quality Growth at a Reasonable Price analysis framework. We look to identify companies with quality characteristics such as strong balance sheets, high levels of profitability and earnings growth potential, where the current valuation does not fully reflect these attributes. The region and sector positioning of the portfolio will be dictated by these individual stock selection decisions rather than by asset allocation decisions.
Stock selection decisions resulted in an exposure to the Japanese equity market marginally lower than Japan’s weight in the Index. Despite the weakness of the domestic Japanese economy, several of our individual stock selections performed well during the period: for example, Nihon M&A Center Inc., the financial advisory group, announced strong profit growth and is recruiting further advisors to service a strong pipeline of future clients.
24

Harbor International Small Cap Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Chiba Bank Ltd.	1.4%
Minebea Co. Ltd.	1.4%
Mabuchi Motor Co. Ltd.	1.3%
Nihon M&A Center Inc.	1.3%
Kansai Paint Co. Ltd.	1.2%
Nobina AB	1.2%
Relo Group Inc.	1.2%
Skylark Co. Ltd.	1.2%
Sunny Optical Technology Group Co. Ltd.	1.2%
Valmet OYJ	1.2%
The Fund’s U.K. exposure was slightly lower than the weight of the country in the Index. Immediately following the referendum, U.K. smaller companies experienced significant share price volatility. Although economic growth in the U.K. has subsequently proved remarkably resilient, the pound sterling has fallen sharply against the U.S. dollar. As a result of this volatility, some of the worst performers during the period sit within the Fund’s U.K. holdings. The holding in Lookers plc, a car distributor, was sold following Brexit. However, companies such as Arrow Global Group plc, the debt management group, have been retained as their profit growth continues to meet our expectations, despite significant volatility in the share price.
Emerging markets was the most significant overweight region, partially at the expense of exposure to the Pacific Ex Japan. The holding in Sunny Optical Technology Group Co. Ltd., the Chinese optical technology company listed in Hong Kong, performed well over the period, reflecting strong sales growth.
The Fund’s weighting in Europe is similar to the weighting of the region in the Index. Exposure to French smaller companies has been above that of the Index, reflecting the opportunities identified there. Among the European holdings SEB SA, the French home appliances group, performed strongly thanks to robust sales and profits growth. More disappointingly, Ontex Group NV, the Belgian diapers group, performed poorly over the period as the company faces increased competition across Europe.
Outlook & Strategy
Calendar year 2016 began with heightened volatility in global equity markets. However, concerns over global economic growth started to abate by February giving way to a strong performance from international smaller companies in the period from the Fund’s inception to the end of October. Despite this strong performance, we believe that valuations continue to indicate that opportunities exist as balance sheets remain strong and valuations appear attractive relative to other asset classes.
This period has witnessed stronger performance by emerging equity markets; a tentative rally in commodity prices; further policy stimulus from a number of central banks; and more positive economic data releases in Europe and Australia. Nevertheless in our opinion, a number of challenges remain: business and consumer confidence in both the U.K. and Japan appear fragile, uncertainties about the outcome of the U.S. presidential election and political developments in Europe and financial vulnerabilities in China might unsettle the otherwise calm global macroeconomic background. In the absence of stronger economic growth, we believe that the recent strong share price performance of commodity-related and economically-sensitive stocks may be unsustainable.
Looking forward, we maintain our Quality Growth at a Reasonable Price investment approach, and aim to identify those companies whose valuations do not reflect their underlying competitive and balance sheet strengths, and their potential to generate profit growth through further improvements in their returns and business models. Our view is that in the long term this approach should help mitigate the risks of smaller company investments and allow us to identify companies with attractive growth opportunities and valuations.

This report contains the current opinions of Baring International Investment Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
25

Harbor International Small Cap Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2039
Cusip	411512569
Ticker	HAISX
Inception Date	02/01/2016
Net Expense Ratio	0.95% [a,b]
Total Net Assets (000s)	$17,509

ADMINISTRATIVE CLASS

Fund #	2239
Cusip	411512551
Ticker	HRISX
Inception Date	02/01/2016
Net Expense Ratio	1.20% [a,b]
Total Net Assets (000s)	$263

INVESTOR CLASS

Fund #	2439
Cusip	411512544
Ticker	HIISX
Inception Date	02/01/2016
Net Expense Ratio	1.32% [a,b]
Total Net Assets (000s)	$287

RETIREMENT CLASS

Fund #	2539
Cusip	411512536
Ticker	HNISX
Inception Date	02/01/2016
Net Expense Ratio	0.90% [a,b]
Total Net Assets (000s)	$629
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	15	25
Weighted Average Market Cap (MM)	$3,047	$2,197
Price/Earning Ratio (P/E)	23.6x	19.6x
Price/Book Ratio (P/B)	3.1x	2.0x
Beta vs. MSCI EAFE Small Cap (ND) Index	0.83	1.00
Portfolio Turnover (Period Ended 10/31/2016)	35% [c]	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
c	Unannualized
26

Harbor International Small Cap Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Small Cap (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 02/01/2016 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	5 Years	Unannualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor International Small Cap Fund
Institutional Class	N/A	N/A	7.70%	02/01/2016	$53,850
Administrative Class	N/A	N/A	7.50	02/01/2016	53,750
Investor Class	N/A	N/A	7.40	02/01/2016	53,700
Retirement Class	N/A	N/A	7.70	02/01/2016	53,850
Comparative Index
MSCI EAFE Small Cap (ND)	N/A	N/A	10.93%	—	$55,464
As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.90% (Gross) (Institutional Class); 1.20% (Net) and 3.15% (Gross) (Administrative Class); 1.32% (Net) and 3.27% (Gross) (Investor Class); and 0.90% (Net) and 2.85% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
27

Harbor International Small Cap Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 4.8%)
COMMON STOCKS—95.2%
Shares		Value
AUTO COMPONENTS—3.2%
66,000	Nexteer Automotive Group Ltd. (CHN)	$ 87
3,400	Nifco Inc. (JP)	196
5,122	Plastic Omnium SA (FR)	167
174,000	Xinyi Glass Holdings Ltd. (HK)*	150
		600
BANKS—3.3%
41,000	Chiba Bank Ltd. (JP)	254
8,500	Suruga Bank Ltd. (JP)	207
39,461	Virgin Money Holdings UK plc (UK)	159
		620
BEVERAGES—1.8%
80,000	China Resources Beer Holdings Co. Ltd. (CHN)*	170
11,080	Refresco Gerber NV (NET)	162
		332
BUILDING PRODUCTS—0.8%
4,210	Tarkett SA (FR)	150
CAPITAL MARKETS—2.7%
20,436	Intermediate Capital Group plc (UK)	151
5,984	Intertrust NV (NET)*	126
7,200	Nihon M&A Center Inc. (JP)	234
		511
CHEMICALS—2.9%
14,900	Daicel Corp. (JP)	196
10,700	Kansai Paint Co. Ltd. (JP)	230
6,100	W-Scope Corp. (JP)*	109
		535
COMMERCIAL SERVICES & SUPPLIES—3.1%
25,051	HomeServe plc (UK)	187
5,974	Intrum Justitia AB (SW)	184
9,300	Sato Holdings Corp. (JP)	205
		576
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION & ENGINEERING—0.9%
9,272	SPIE SA (FR)	$ 175
CONSTRUCTION MATERIALS—1.7%
2,589	Imerys SA (FR)	181
39,651	Marshalls plc (UK)	133
		314
CONSUMER FINANCE—0.8%
43,184	Arrow Global Group plc (UK)	158
CONTAINERS & PACKAGING—3.6%
28,807	DS Smith plc (UK)	141
4,418	Huhtamaki OYJ (FIN)	178
63,605	Orora Ltd. (AUS)	140
18,498	RPC Group plc (UK)	215
		674
ELECTRICAL EQUIPMENT—2.3%
4,000	Mabuchi Motor Co. Ltd. (JP)	233
13,000	Shimadzu Corp. (JP)	189
		422
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.2%
3,500	Iriso Electronics Co. Ltd. (JP)	193
44,000	Sunny Optical Technology Group Co. Ltd. (CHN)	214
		407
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—0.8%
22,952	UNITE Group plc (UK)	156
FOOD & STAPLES RETAILING—1.9%
3,900	Daikokutenbussan Co. Ltd. (JP)	183
9,060	MARR SpA (IT)	167
		350
FOOD PRODUCTS—4.3%
2,539	AAK AB (SW)	168
3,200	Ezaki Glico Co. Ltd. (JP)	182
38,418	Greencore Group plc (UK)	155
20,557	Tate & Lyle plc (UK)	196
150,000	Uni-President China Holdings Ltd. (CHN)	101
		802
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
4,949	Carl Zeiss Meditec AG (GER)	178
HEALTH CARE PROVIDERS & SERVICES—2.8%
17,487	Attendo AB (SW)*	149
5,100	NMC Health plc (UK)	91
1,539	Orpea SA (FR)	128
20,361	UDG Healthcare plc (UK)	163
		531
HOTELS, RESTAURANTS & LEISURE—6.5%
31,661	Dalata Hotel Group plc (IE)*	142
3,455	Domino's Pizza Enterprises Ltd. (AUS)	168
8,003	Elior Group SA (FR)	180
5,000	HIS Co. Ltd. (JP)	136
9,500	Resorttrust Inc. (JP)	190
15,700	Skylark Co. Ltd. (JP)	221
42,933	SSP Group plc (UK)	178
		1,215

28

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
HOUSEHOLD DURABLES—1.8%
17,650	GUD Holdings Ltd. (AUS)	$ 127
1,371	SEB SA (FR)	202
		329
HOUSEHOLD PRODUCTS—2.0%
82,094	McBride plc (UK)*	189
6,400	Pigeon Corp. (JP)	180
		369
INTERNET & DIRECT MARKETING RETAIL—2.0%
10,800	Start Today Co. Ltd. (JP)	189
8,000	Takkt AG (GER)	190
		379
INTERNET SOFTWARE & SERVICES—0.9%
24,800	Just Eat plc (UK)*	170
IT SERVICES—4.1%
10,722	Indra Sistemas SA (SP)*	133
30,185	Link Administration Holdings Ltd. (AUS)	165
35,340	NCC Group plc (UK)	82
5,400	SCSK Corp. (JP)	201
6,897	Worldline SA (FR)*	190
		771
LEISURE PRODUCTS—2.6%
5,479	Amer Sports OYJ (FIN)	149
11,213	Thule Group AB (SW)	173
2,420	Trigano SA (FR)	171
		493
LIFE SCIENCES TOOLS & SERVICES—0.9%
2,303	Gerresheimer AG (GER)	174
MACHINERY—7.5%
4,638	Cargotec OYJ (FIN)	190
9,600	Daifuku Co. Ltd. (JP)	173
2,100	Hoshizaki Corp. (JP)	190
26,200	Minebea Co. Ltd. (JP)	267
6,800	Nabtesco Corp. (JP)	203
7,600	OSG Corp. (JP)	162
14,665	Valmet OYJ (FIN)	218
		1,403
MEDIA—3.9%
55,106	Ascential plc (UK)	194
23,200	IMAX China Holding Inc. (CHN)*	110
3,082	Kinepolis Group NV (BEL)	139
34,713	oOh! Media Ltd. (AUS)	113
4,294	REA Group Ltd. (AUS)	166
		722
METALS & MINING—0.5%
7,300	Hitachi Metals Ltd. (JP)	91
OIL, GAS & CONSUMABLE FUELS—0.5%
2,942	Gaztransport Et Technigaz SA (FR)	99
PERSONAL PRODUCTS—1.9%
6,042	Ontex Group NV (BEL)	183
2,000	Pola Orbis Holdings Inc. (JP)	166
		349
COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.0%
116,000	China Medical System Holdings Ltd. (CHN)	$ 181
PROFESSIONAL SERVICES—4.0%
20,742	Applus Services SA (SP)	199
2,123	DKSH Holding AG (SWS)	147
5,900	TechnoPro Holdings Inc. (JP)	202
1,805	Teleperformance (FR)	191
		739
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.2%
19,600	Hulic Co. Ltd. (JP)	187
3,701	Nexity SA (FR)	186
1,300	Relo Group Inc. (JP)	215
		588
ROAD & RAIL—1.2%
33,989	Nobina AB (SW)	228
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.0%
4,392	ASM International NV (NET)	187
SOFTWARE—2.6%
6,050	Micro Focus International plc (UK)	158
54,247	Sophos Group plc (UK)	154
2,660	Temenos Group AG (SWS)*	172
		484
SPECIALTY RETAIL—2.0%
2,200	Hikari Tsushin Inc. (JP)	202
87,000	L'occitane International SA (HK)	180
		382
TEXTILES, APPAREL & LUXURY GOODS—2.6%
10,482	Moncler SpA (IT)	174
23,955	OVS SpA (IT)	131
58,500	Samsonite International SA (HK)	184
		489
THRIFTS & MORTGAGE FINANCE—0.9%
4,815	Aareal Bank AG (GER)	174
TRADING COMPANIES & DISTRIBUTORS—1.5%
18,233	Howden Joinery Group plc (UK)	84
4,558	IMCD Group NV (NET)	197
		281
TOTAL COMMON STOCKS
(Cost $16,452)		17,788

PREFERRED STOCKS—0.0%
(Cost $2)
HOUSEHOLD PRODUCTS—0.0%
1,970,256	Mcbride plc (UK)*	2 [x]

29

Harbor International Small Cap Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—4.6%
(Cost $854)
Principal Amount		Value
REPURCHASE AGREEMENTS
$854	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $875)	$ 854
TOTAL INVESTMENTS—99.8%
(Cost $17,308)		18,644
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		44
TOTAL NET ASSETS—100.0%		$18,688
FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$ 9,746	$—	$ 9,746
Pacific Basin	—	8,042	—	8,042
Preferred Stocks
Europe	—	—	2	2
Short-Term Investments
Repurchase Agreements	—	854	—	854
Total Investments in Securities	$—	$18,642	$ 2	$18,644
The following is a rollforward of the Fund’s Level 3 investments during the period ended October 31, 2016.
Valuation Description	Balance Beginning at 02/01/2016 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Preferred Stocks	$—	$2	$—	$—	$—	$—	$—	$—	$2
There were no transfers between Levels 1 and 2 during the period.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Mcbride plc (UK)*	$2	Market Approach	Pre-Traded Price	£ 0.001
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
30

Harbor International Small Cap Fund
Portfolio of Investments—Continued

*	Non-income producing security
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Preferred Stocks	$–
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using pre-traded price which is a Level 3 input.
£	British Pound
The accompanying notes are an integral part of the Financial Statements.
31

Harbor International Growth Fund
Managers' Commentary (Unaudited)

Subadviser
Baillie Gifford Overseas Limited
Calton Square
1 Greenside Row
Edinburgh, Scotland
United Kingdom
EH1 3AN
Portfolio Managers
Gerard Callahan
Since 2013
Iain Campbell
Since 2013
Joe Faraday, CFA
Since 2013
Moritz Sitte, CFA
Since 2014
Sophie Earnshaw, CFA
Since 2014
Tom Walsh, CFA
Since 2014
Baillie Gifford Overseas Limited has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Foreign companies selected for long-term growth potential
Gerard Callahan

Iain Campbell

Joe Faraday, CFA

Moritz Sitte, CFA

Sophie Earnshaw, CFA

Tom Walsh, CFA

Management’s Discussion of
Fund Performance
Market Review
Harbor International Growth Fund outperformed its benchmark in the twelve months to October 31, 2016. The MSCI All Country World Ex U.S. (ND) Index, a measure of stocks in both developed and emerging overseas markets, returned 0.22% (all international and global returns are in U.S. dollars).
Much of the past year was reminiscent of a rollercoaster ride in some respects. Markets went through periods of poor performance only to be followed by strong rallies against a background of ongoing gloomy news headlines on commodity prices, a slowing China, “Brexit” uncertainty and a weak European economy.
The first half of the period focused on slowing growth in China, causing commodity prices to be hard hit. The price of oil fell below $30 per barrel, reflecting increases in production by OPEC amid continued global oil production in excess of consumption. After the Chinese government cranked up infrastructure spending and state banks extended a record amount of credit, China’s economy grew by 6.7% in the first half. Meanwhile, the country’s transition from an investment-led to a consumption-led economy is a bumpy one but real nonetheless.
Concerns about deflation and global growth dogged the European recovery. The European Central Bank announced further quantitative easing, although this ultimately disappointed markets. The European banking sector went through a tumultuous period as many companies continue to battle ongoing headwinds of zero interest rates, increasingly tough capital requirements and misconduct fines.
In the second half of the year, the U.K. voted to leave the European Union, precipitating a sharp fall in the value of sterling. Global equities and the U.K. market initially fell but recovered in the three weeks following the referendum result. In contrast to some predictions, the initial impact of Brexit on the U.K. economy has been fairly benign. The long-term effects however are unpredictable at this juncture.
The fortunes of emerging markets were mixed. A rebound in commodity prices ultimately led to these markets recovering strongly since the start of 2016. The strength of some of the North Asian countries, including Taiwan, India, China and South Korea, has been notable.
Performance
The Fund returned 2.46% (Institutional Class), 2.21% (Administrative Class), 2.15% (Investor Class), and 2.54% (Retirement Class) for the twelve months ended October 31, 2016, outperforming the 0.22% of the MSCI All Country World Ex U.S. (ND) Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
32

Harbor International Growth Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Cochlear Ltd.	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6%
Naspers Ltd.	2.5%
MS&AD Insurance Group Holdings Inc.	2.2%
Shimano Inc.	2.1%
Zalando SE	2.1%
Atlas Copco AB	2.0%
Kao Corp.	2.0%
Svenska Handelsbanken AB	2.0%
Japan Exchange Group Inc.	1.9%
We remain focused on the bottom-up analysis of company fundamentals. The Fund’s performance over the period has primarily been a reflection of stock selection.
Regionally, the Fund’s bottom-up investment approach resulted in overweight positioning in shares based in the U.K. and Sweden whilst having low exposure to much of Western Europe. The Fund’s Australian and German-listed holdings contributed to performance as a result of stock selection. A takeover of one of the U.K.-listed holdings within the portfolio also added to relative performance but the U.K. detracted from relative performance overall. Having no exposure to a number of emerging market countries, such as Russia and Brazil, was a detractor over the period but this was offset by contributions from South Africa and Taiwan.
From a sector perspective, the Fund’s investments in Consumer Staples and Consumer Discretionary in particular contributed positively, benefitting from stock selection. On the downside, the Fund’s low exposure to materials and energy stocks detracted from performance following a rebound in commodity prices.
The top individual contributor to performance was Cochlear Ltd., the Australian hearing implants manufacturer, which benefited from a number of strong results statements over the past 12 months. Cochlear’s strategy to drive growth in the old age category and efforts to improve uptake of processor upgrades both progressed well. In a market growing at a double digit rate, Cochlear continues to take share. Looking ahead, global penetration for implanted hearing aids is low, and we believe this significant unmet need should continue to underpin Cochlear’s growth for many years to come.
German sportswear group adidas AG had a strong twelve months, reclaiming its position as the second biggest selling sports brand in the U.S. after overtaking rival Under Armour, Inc. thanks to its renewed focus on running, basketball and its “Originals” line. Management raised its full-year outlook for the group backed by ongoing product and marketing initiatives, which also bodes well for the company’s growth prospects beyond 2016.
U.K. chip manufacturer, ARM Holdings plc was also a top contributor after being acquired by Softbank Group Corp. for $32 billion to help the Japanese company become a future leader in the “internet of things” tech market.
A number of U.K. businesses suffered following the Brexit vote which resulted in significant currency movements in the period. The largest detractor from performance was Capita, plc the U.K.’s leading outsourcer. The company issued a significant profit warning due to problems with a flagship contract overrunning and disappointing sales at two small transaction based businesses.
Hargreaves Lansdown plc, the U.K. online investment savings platform, warned that investor confidence had fallen since the EU referendum result, reducing inflows into its funds by up to a fifth. Nevertheless, the group reported a 15% rise in third-quarter net revenue and a £5.9bn increase in its assets under management to £67.6bn. We believe that Hargreaves remains well positioned in an appealing and growing industry as a dominant provider in the U.K. retail savings market.
Outlook & Strategy
Whilst we are aware that the coming months could be more volatile given political or economic events, we have not changed our outlook regarding the prospects for international growth equities. Our investment style has always been directed by individual company analysis, where we believe we have a greater chance of doing something different and thus adding value, in preference to making top-down calls on macroeconomic events. We continue to focus on finding good quality companies with attractive long-term growth potential. We believe it is important, and in your interest, that we continue to be disciplined and stay the course.

This report contains the current opinions of Baillie Gifford Overseas Limited as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor International Growth Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017
Cusip	411511801
Ticker	HAIGX
Inception Date	11/01/1993
Net Expense Ratio	0.85% [b]
Total Net Assets (000s)	$277,638

ADMINISTRATIVE CLASS

Fund #	2217
Cusip	411511637
Ticker	HRIGX
Inception Date	11/01/2002
Net Expense Ratio	1.10% [b]
Total Net Assets (000s)	$333

INVESTOR CLASS

Fund #	2417
Cusip	411511629
Ticker	HIIGX
Inception Date	11/01/2002
Net Expense Ratio	1.22% [b]
Total Net Assets (000s)	$13,466

RETIREMENT CLASS

Fund #	2517
Cusip	411512429
Ticker	HNGFX
Inception Date	03/01/2016
Net Expense Ratio	0.80% [a,b]
Total Net Assets (000s)	$2,360
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	23	47
Weighted Average Market Cap (MM)	$37,452	$52,715
Price/Earning Ratio (P/E)	24.7x	20.0x
Price/Book Ratio (P/B)	4.7x	2.2x
Beta vs. MSCI All Country World Ex. U.S. (ND) Index	1.01	1.00
Portfolio Turnover (Year Ended 10/31/2016)	19%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
34

Harbor International Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Ex. U.S. (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor International Growth Fund
Institutional Class	2.46%	5.12%	1.78%	11/01/1993	$59,634
Administrative Class	2.21	4.85	1.52	11/01/2002	58,124
Investor Class	2.15	4.73	1.40	11/01/2002	57,458
Retirement Class[1]	2.54	5.14	1.79	03/01/2016	59,680
Comparative Index
MSCI All Country World Ex. U.S. (ND)	0.22%	3.64%	1.61%	—	$58,668
As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Net) and 0.91% (Gross) (Institutional Class); 1.10% (Net) and 1.16% (Gross) (Administrative Class); 1.22% (Net) and 1.28% (Gross) (Investor Class); and 0.80% (Net) and 0.86% (Gross). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
35

Harbor International Growth Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.6%)
COMMON STOCKS—98.4%
Shares		Value
AUTO COMPONENTS—0.9%
60,600	Denso Corp. (JP)	$ 2,637
AUTOMOBILES—1.4%
211,173	Mahindra & Mahindra Ltd. GDR (IND)[1]	4,118
BANKS—5.4%
463,200	Public Bank BHD (MAL)	2,192
152,400	Suruga Bank Ltd. (JP)	3,721
425,020	Svenska Handelsbanken AB (SW)	5,794
314,476	United Overseas Bank Ltd. (SGP)	4,243
		15,950
BEVERAGES—6.3%
118,100	Asahi Group Holdings Ltd. (JP)	4,213
51,270	Carlsberg AS (DEN)	4,619
3,776,500	Thai Beverage PCL (THA)	2,618
379,326	Treasury Wine Estates Ltd. (AUS)	3,092
1,026,000	Tsingtao Brewery Co. Ltd. (CHN)	4,093
		18,635
BIOTECHNOLOGY—0.1%
297,339	Mesoblast Ltd. (AUS)*	276
299,773	Protalix BioTherapeutics Inc. (IL)*	141
		417
COMMON STOCKS—Continued
Shares		Value
CAPITAL MARKETS—4.8%
392,024	Hargreaves Lansdown plc (UK)	$ 5,558
381,300	Japan Exchange Group Inc. (JP)	5,661
540,710	Jupiter Fund Management plc (UK)	2,851
		14,070
CHEMICALS—2.6%
113,513	Johnson Matthey plc (UK)	4,732
76,205	Novozymes AS (DEN)[2]	2,827
		7,559
COMMERCIAL SERVICES & SUPPLIES—1.5%
515,122	Brambles Ltd. (AUS)	4,510
DIVERSIFIED FINANCIAL SERVICES—1.2%
95,327	Investor AB (SW)	3,385
ELECTRICAL EQUIPMENT—0.9%
48,178	Legrand SA (FR)	2,722
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.5%
651,000	Delta Electronics Inc. (TW)	3,427
490,892	Hon Hai Precision Industry Co. Ltd. GDR (TW)[1]	2,649
1,765,000	PAX Global Technology Ltd. (CHN)	1,109
		7,185
ENERGY EQUIPMENT & SERVICES—0.7%
226,379	John Wood Group plc (UK)	2,128
FOOD & STAPLES RETAILING—5.1%
370,959	Clicks Group Ltd. (S. AFR)	3,460
488,479	Distribuidora Internacional de Alimentacion SA (SP)[2]	2,609
215,276	Jeronimo Martins SGPS SA (PT)	3,699
1,709,500	Puregold Price Club Inc. (PHIL)	1,439
36,400	Sugi Holdings Co. Ltd. (JP)	1,950
878,800	Wal-Mart de Mexico SAB de CV (MEX)	1,859
		15,016
FOOD PRODUCTS—1.5%
61,196	Nestlé SA (SWS)	4,438
HEALTH CARE EQUIPMENT & SUPPLIES—4.3%
87,497	Cochlear Ltd. (AUS)	8,501
116,700	Olympus Corp. (JP)	4,160
		12,661
HOTELS, RESTAURANTS & LEISURE—0.8%
660,000	Cafe de Coral Holdings Ltd. (HK)	2,330
HOUSEHOLD PRODUCTS—1.6%
165,800	Pigeon Corp. (JP)	4,665
INDUSTRIAL CONGLOMERATES—1.9%
66,700	Jardine Matheson Holdings Ltd. (HK)	4,063
43,000	Jardine Strategic Holdings Ltd. (HK)	1,509
		5,572
INSURANCE—3.9%
217,200	MS&AD Insurance Group Holdings Inc. (JP)	6,448
19,465	Samsung Fire & Marine Insurance Co. Ltd. (S. KOR)	4,952
		11,400
INTERNET & DIRECT MARKETING RETAIL—7.7%
84,226	ASOS plc (UK)*	5,407
97,657	Ctrip.com International Ltd. ADR (CHN)[3]	4,312

36

Harbor International Growth Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
INTERNET & DIRECT MARKETING RETAIL—Continued
96,744	JD.com Inc. ADR (CHN)*,3	$ 2,510
379,800	Rakuten Inc. (JP)	4,379
139,062	Zalando SE (GER)*	6,115
		22,723
INTERNET SOFTWARE & SERVICES—7.8%
40,448	Alibaba Group Holding Ltd. ADR (CHN)*,3	4,113
923,901	Auto Trader Group plc (UK)	4,233
29,573	Baidu Inc. ADR (CHN)*,3	5,230
254,200	Kakaku.com Inc. (JP)	4,271
110,106	Rightmove plc (UK)	5,026
		22,873
LEISURE PRODUCTS—2.1%
35,900	Shimano Inc. (JP)	6,138
LIFE SCIENCES TOOLS & SERVICES—1.8%
13,011	Mettler-Toledo International Inc. (SWS)*	5,257
MACHINERY—6.4%
217,969	Atlas Copco AB (SW)	5,824
79,336	Kone OYJ (FIN)	3,650
19,798	Schindler Holding AG (SWS)	3,678
14,700	SMC Corp. (JP)	4,261
69,461	Weir Group plc (UK)	1,443
		18,856
MEDIA—2.5%
44,242	Naspers Ltd. (S. AFR)	7,410
PERSONAL PRODUCTS—5.4%
116,500	Kao Corp. (JP)	5,995
194,200	Shiseido Co. Ltd. (JP)	5,009
116,135	Unilever plc (UK)	4,848
		15,852
PHARMACEUTICALS—3.2%
148,098	Novo Nordisk AS (DEN)	5,276
17,660	Roche Holding AG (SWS)	4,056
		9,332
PROFESSIONAL SERVICES—3.2%
480,757	Capita plc (UK)	3,441
69,904	Intertek Group plc (UK)	2,917
284,619	SEEK Ltd. (AUS)	3,161
		9,519
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.2%
627,415	Imagination Technologies Group plc (UK)*,2	1,735
242,585	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[3]	7,544
		9,279
COMMON STOCKS—Continued
Shares		Value
SPECIALTY RETAIL—1.6%
136,262	Industria de Diseno Textil SA (SP)[2]	$ 4,755
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.8%
3,629	Samsung Electronics Co. Ltd. (S. KOR)	5,191
TEXTILES, APPAREL & LUXURY GOODS—4.3%
26,336	adidas AG (GER)	4,327
151,839	Burberry Group plc (UK)	2,739
52,593	Cie Financiere Richemont SA (SWS)	3,381
7,705	Swatch Group AG (SWS)	2,317
		12,764
TOTAL COMMON STOCKS
(Cost $285,468)		289,347

SHORT-TERM INVESTMENTS—3.5%
Principal Amount
REPURCHASE AGREEMENTS—1.3%
$3,707	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $3,785)	3,707
Shares
INVESTMENT COMPANY-SECURITIES LENDING INVESTMENT FUND—2.2%
6,469,352	State Street Navigator Securities Lending Government Money Market Portfolio (1-day yield of 0.27%)[4]	6,469
TOTAL SHORT-TERM INVESTMENTS
(Cost $10,176)		10,176
TOTAL INVESTMENTS—101.9%
(Cost $295,644)		299,523
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(5,726)
TOTAL NET ASSETS—100.0%		$293,797

37

Harbor International Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ —	$ 10,870	$—	$ 10,870
Europe	5,257	120,530	—	125,787
Latin America	1,859	—	—	1,859
Middle East/Central Asia	141	4,118	—	4,259
Pacific Basin	23,709	122,863	—	146,572
Short-Term Investments
Repurchase Agreements	—	3,707	—	3,707
Investment Company-Securities Lending Investment Fund	6,469	—	—	6,469
Total Investments in Securities	$37,435	$262,088	$—	$299,523
There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
2	A portion or all of this security was out on loan as of October 31, 2016.
3	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
4	Investment of collateral received related to securities lending activities
The accompanying notes are an integral part of the Financial Statements.
38

Harbor Global Growth Fund
Manager’s Commentary (Unaudited)

Subadviser
Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
Portfolio Manager
Thomas F. Marsico
Since 2009
Marsico has subadvised the Fund since 2009.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Companies throughout the world selected for long-term growth potential
Thomas F. Marsico

Management’s Discussion of
Fund Performance
Market Review
After a sharp decline in early 2016, global equity markets generally recorded positive performances for the one-year fiscal period ended October 31, 2016. Gains were healthy in the U.S. and in many emerging markets. Japan was an outlier and turned sharply negative.
Global equities as measured by the MSCI All Country World (ND) Index posted a positive return of 2.05% for the one-year fiscal period (all returns cited are in U.S. dollars). Most commodity prices moved sideways during the period, after a notable drop in early 2016. For example, oil prices were essentially flat, with West Texas Intermediate (WTI) crude ending the period trading at approximately $47 per barrel, after dropping to a low of $27 per barrel in January.
Regarding the decline in early 2016, after mounting decent rallies through year-end 2015, most of the world’s equity markets swooned during the first two months of 2016, in part in reaction to the mid-December 2015 decision by the U.S. Federal Reserve Board (Fed) to begin raising interest rates. By early spring, Fed officials signaled newfound restraint and ratcheted down their predictions of how fast rates would rise. Share prices globally rebounded in part because of the Fed’s about-face, as well as easing by other central banks and signs of life in some emerging markets. As of period-end, there have been no Fed moves to tighten since late 2015.
During the remainder of the one-year fiscal period ended October 31, 2016, three distinct storylines emerged. Shares of U.S. and emerging economy companies continued to climb, as intermittent growth emerged, and it appeared less likely that the Fed would raise short-term interest rates. In Japan, shares were saddled with an unwanted surge for the yen after the Bank of Japan expanded its stimulus program, and the Nikkei Index ended the year down sharply. Finally, in late June, the British surprised the world by voting to leave the European Union. This ushered in a violent sell-off for the British pound. The plunge for the pound compounded worries for continental Europe regarding the impact of a “Brexit.” With the exception of the pound and the yen, currency markets experienced relatively low volatility during the period.
Throughout the developed world, inflation remained largely subdued. With global growth tepid and inflation quiescent, sovereign bond yields fell meaningfully, with several sovereign 5-year yields touching negative territory. Domestically, the U.S. 10-year Treasury bond yield finished the fiscal period at about 1.8%.
Near the end of the period, increased anxieties about the upcoming U.S presidential election were additional headwinds to equity market performance. Volatility measures increased in late October, as polls indicated that Mr. Trump’s chances began to improve. This was likely a result of the consensus view that Ms. Clinton would deliver more of the same and a Mr. Trump presidency would be harder to anticipate.
Performance
Harbor Global Growth Fund underperformed its benchmark index for the one year period. The Fund returned -3.90% (Institutional Class), -4.17% (Administrative Class), -4.25% (Investor Class), and -3.90% (Retirement Class), compared with its benchmark, the MSCI All Country World (ND) Index, which returned 2.05%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
From an allocation perspective, the Fund’s performance was held back by having an overweight allocation to one of the weakest-performing sectors of the MSCI All Country World (ND) Index, Consumer Discretionary, as well as an underweight allocation to the strong-performing Consumer Staples sector.
39

Harbor Global Growth Fund
Manager’s Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Tencent Holdings Ltd.	7.5%
Facebook Inc.	5.1%
Alibaba Group Holding Ltd. ADR	5.0%
Dollarama Inc.	4.4%
Alphabet Inc. Class A	4.1%
Amazon.com Inc.	4.0%
Anheuser-Busch InBev SA	3.8%
Domino’s Pizza Enterprises Ltd.	3.6%
Ryanair Holdings plc ADR	3.6%
UnitedHealth Group Inc.	3.6%
Stock prices of many Health Care companies were under pressure during the reporting period. Certain of the Fund’s holdings within the Pharmaceutical, Biotechnology & Life Sciences industry posted negative returns. Regeneron Pharmaceuticals, Inc. and Novartis AG declined -31% and -21%, respectively, during the period prior to being sold. We chose to sell Regeneron mainly because the U.S. government is stepping up efforts to control Medicare Part B costs, an area where Regeneron has more exposure than many of its peers. We sold Novartis after a disappointing launch of the company’s new heart failure drug and operational challenges in its eye care division.
In the Consumer Discretionary sector restaurant operator Chipotle Mexican Grill, Inc. (-45%) posted a negative return during the period after it was discovered that foodborne illnesses, including norovirus and E. coli outbreaks, were linked to Chipotle restaurants in several states. The Fund maintained a position in the company as it is taking important measures to improve the safety of its food supply chain, and a resolution of food safety issues should lead to improvement in the number of customer visits and contribute to strong same-store sales growth. Athletic apparel company NIKE Inc., meanwhile, posted a return of -23% during the period. Although the company’s growth rates slowed slightly as adidas AG and Under Armour, Inc. took market share, we still like the long-term growth potential of NIKE, which remains the clear leader in the space. Another of the Fund’s Consumer Discretionary holdings, cruise line operator Norwegian Cruise Line Holdings Ltd., posted a return of -39% during the period prior to being sold and was an additional detractor from performance.
On the brighter side, portions of this negative effect from the Consumer Discretionary sector were offset by the Fund’s overweight allocation to the strong-performing Information Technology sector and its underweight allocation to Financials, a weaker-performing sector of the benchmark MSCI All Country World (ND) Index.
Regarding positive contributors, Information Technology holdings Facebook, Inc. and Alibaba Group Holding Ltd. each had a material, positive effect on the Fund’s performance. Alibaba, China’s leading ecommerce company, staged a stock price gain of 20% during the period. Alibaba’s stock rose after sales on China’s “Singles Day,” a holiday popular among young unmarried adults in China, were stronger than expected. Facebook’s results (29%) continued to exceed market expectations, led by strong advertising revenue and monthly active user growth rates, a result of the company’s embracing a shift toward mobile phone usage. Chinese Internet services company Tencent Holdings Ltd. gained 39% as the company generated strong revenue growth from its mobile gaming business. The company also is beginning to generate successful returns from its payments and cloud computing products.
Several of the Fund’s Consumer Discretionary holdings performed well. Domino’s Pizza Enterprises Ltd. soared 49% on strong pizza sales in its Australian market. Central to our investment thesis is Domino’s use of technology to enable customers to place their orders more efficiently and other innovative enhancements designed to prepare and deliver pizzas more quickly. Canadian discount retailer Dollarama, Inc. gained 46% as the company reported strong same store sales growth, benefiting from value-conscious spending by consumers. The Fund reestablished a position in casino operator Wynn Macau Ltd. during the period and the stock rose 31% during the period it was held by the Fund. The Fund exited the position after the Wynn Palace opening failed to meet our expectations.
Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was negative for the Fund. In particular, the Fund’s results were adversely impacted by having an underweight allocation, as compared to its benchmark, to investments denominated in the Japanese yen, which strengthened during the period. The Fund’s overweight allocation to stocks denominated in the relatively weaker British pound also modestly detracted from results. During the period, the Fund increased its allocations to the Information Technology and Consumer Staples sectors. The Fund reduced its positions in the Consumer Discretionary, Health Care, and Materials sectors.
Outlook & Strategy
As of October 31, 2016, the Fund’s primary economic sector allocations were Information Technology, Consumer Discretionary, and Health Care. The Fund had no investments in the Energy, Telecommunication Services, or Utilities sectors. The Fund’s most significant country allocations were the United States, China/Hong Kong, Canada, and Australia. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
40

Harbor Global Growth Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030
Cusip	411512874
Ticker	HGGAX
Inception Date	03/01/2009
Net Expense Ratio	0.90% [b]
Total Net Assets (000s)	$25,471

ADMINISTRATIVE CLASS

Fund #	2230
Cusip	411512866
Ticker	HRGAX
Inception Date	03/01/2009
Net Expense Ratio	1.15% [b]
Total Net Assets (000s)	$1,253

INVESTOR CLASS

Fund #	2430
Cusip	411512858
Ticker	HGGIX
Inception Date	03/01/2009
Net Expense Ratio	1.27% [b]
Total Net Assets (000s)	$10,659

RETIREMENT CLASS

Fund #	2530
Cusip	411512411
Ticker	HNGIX
Inception Date	03/01/2016
Net Expense Ratio	0.85% [a,b]
Total Net Assets (000s)	$1,713
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	10	47
Weighted Average Market Cap (MM)	$131,464	$97,696
Price/Earning Ratio (P/E)	37.9x	21.7x
Price/Book Ratio (P/B)	7.7x	2.9x
Beta vs. MSCI All Country World (ND) Index	0.97	1.00
Portfolio Turnover (Year Ended 10/31/2016)	76%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
41

Harbor Global Growth Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 03/01/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Fund
Harbor Global Growth Fund
Institutional Class	-3.90%	10.95%	16.48%	03/01/2009	$161,098
Administrative Class	-4.17	10.68	16.19	03/01/2009	157,998
Investor Class	-4.25	10.54	16.05	03/01/2009	156,579
Retirement Class[1]	-3.90	10.95	16.48	03/01/2016	161,098
Comparative Index
MSCI All Country World (ND)	2.05%	8.03%	13.20%	—	$129,435
As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.03% (Gross) (Institutional Class); 1.15% (Net) and 1.28% (Gross) (Administrative Class); 1.27% (Net) and 1.40% (Gross) (Investor Class); and 0.85% (Net) and 0.98% (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
42

Harbor Global Growth Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.3%)
COMMON STOCKS—97.7%
Shares		Value
AIRLINES—3.6%
18,565	Ryanair Holdings plc ADR (IE)[1]	$ 1,394
BANKS—2.6%
13,659	First Republic Bank (US)	1,017
BEVERAGES—3.8%
12,975	Anheuser-Busch InBev SA (BEL)	1,489
BIOTECHNOLOGY—2.9%
8,066	Amgen Inc. (US)	1,139
CHEMICALS—2.7%
4,271	Sherwin-Williams Co. (US)	1,046
HEALTH CARE EQUIPMENT & SUPPLIES—3.5%
2,048	Intuitive Surgical Inc. (US)*	1,376
HEALTH CARE PROVIDERS & SERVICES—3.6%
9,907	UnitedHealth Group Inc. (US)	1,400
HOTELS, RESTAURANTS & LEISURE—9.3%
2,861	Chipotle Mexican Grill Inc. (US)*	1,032
29,065	Domino's Pizza Enterprises Ltd. (AUS)	1,416
282,315	Domino's Pizza Group plc (UK)	1,174
		3,622
INTERNET & DIRECT MARKETING RETAIL—7.4%
1,952	Amazon.com Inc. (US)*	1,542
30,465	Ctrip.com International Ltd. ADR (CHN)[1]	1,345
		2,887
INTERNET SOFTWARE & SERVICES—21.8%
19,427	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,976
1,976	Alphabet Inc. Class A (US)*	1,600
15,260	Facebook Inc. (US)*	1,999
110,900	Tencent Holdings Ltd. (CHN)	2,939
		8,514
IT SERVICES—6.5%
8,048	Accenture plc (IE)	936
COMMON STOCKS—Continued
Shares		Value
IT SERVICES—Continued
15,016	Visa Inc. (US)	$ 1,239
7,931	Wirecard AG Common Stock (GER)	376
		2,551
MEDIA—0.3%
3,565	REA Group Ltd. (AUS)	138
MULTILINE RETAIL—4.3%
22,837	Dollarama Inc. (CAN)	1,706
PROFESSIONAL SERVICES—2.5%
21,916	Nielsen Holdings plc (UK)	987
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—5.8%
10,932	ASML Holding NV (NET)	1,157
15,614	NVIDIA Corp. (US)	1,111
		2,268
SOFTWARE—5.0%
7,561	Electronic Arts Inc. (US)*	594
18,232	Salesforce.com Inc. (US)*	1,370
		1,964
SPECIALTY RETAIL—5.7%
7,958	Home Depot Inc. (US)	971
4,752	O'Reilly Automotive Inc. (US)*	1,256
		2,227
TEXTILES, APPAREL & LUXURY GOODS—6.4%
3,007	Hermes International SA (FR)	1,218
25,501	NIKE Inc. (US)	1,280
		2,498
TOTAL COMMON STOCKS
(Cost $32,785)		38,223

SHORT-TERM INVESTMENTS—0.7%
(Cost $258)
Principal Amount
REPURCHASE AGREEMENTS
$258	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $265)	258
TOTAL INVESTMENTS—98.4%
(Cost $33,043)		38,481
CASH AND OTHER ASSETS, LESS LIABILITIES—1.6%		615
TOTAL NET ASSETS—100.0%		$39,096

43

Harbor Global Growth Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$ 4,806	$3,925	$—	$ 8,731
North America	21,678	—	—	21,678
Pacific Basin	3,321	4,493	—	7,814
Short-Term Investments
Repurchase Agreements	—	258	—	258
Total Investments in Securities	$29,805	$8,676	$—	$38,481
There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
The accompanying notes are an integral part of the Financial Statements.
44

Harbor Emerging Markets Equity Fund
Managers' Commentary (Unaudited)

Subadviser
Oaktree Capital Management, L.P.
333 South Grand Avenue
28th Floor
Los Angeles, CA 90071
Portfolio Managers
Frank Carroll
Since 2013
Tim Jensen
Since 2013
Oaktree has subadvised the Fund since 2013.
Investment Objective
Long-term growth of capital
Principal Style Characteristics
Equity securities of emerging market companies of any size
Frank Carroll

Tim Jensen

Management’s Discussion of
Fund Performance
Market Review
After a volatile start to the period, emerging markets generated strong returns in a rising market during the twelve months ended October 31, 2016. Strong performance in Brazil, rebounding currency and commodity prices and inflows into emerging markets combined to produce a strong investment environment for emerging market equities and the Fund during this period. Following a sharp 25% rise in the U.S. Trade Weighted Broad Dollar Index from mid-2014 to a peak in late January 2016, the dollar reversed course and pulled back into the period end. This dollar weakness relieved pressure on emerging markets currencies, which appreciated slightly during this twelve month period after several years of persistent weakness. Commodity prices fluctuated wildly. For example, throughout 2015 Brent crude oil plunged over 40% before bottoming in late January. From its bottom on January 20th, crude rallied sharply and ended the period up marginally. A number of metals prices, including iron ore, exhibited similar price swings. These price swings had a notable impact on energy and materials stocks and on economies like Russia and Brazil that have a high dependence on commodity exports. After years of outflows, emerging markets enjoyed inflows during the period, an encouraging indicator that negative sentiment towards the asset class has diminished (all international and global returns are in U.S. dollars).
After five difficult years, the Brazilian equity market was one of the leading performers during the period, returning 71%. The Brazilian economy has been in a deep recession for the past few years. The country has suffered from a significant negative terms-of-trade shock due to the decline in commodity prices, a broad corruption scandal and political paralysis. The market rally was driven by the prospect of political change and the potential for subsequent economic reform. Political change finally occurred when President Dilma Rousseff was impeached and replaced by her Vice President Michel Temer. Mr. Temer’s administration has proposed a series of economic reforms that if enacted could materially strengthen the performance of the Brazilian economy over the medium and long term.
China remained at the forefront of emerging markets’ headlines, ending the period up despite significant volatility early on. Marking the start to the year, China triggered the massive global sell-off that occurred in early January due to the weakening Chinese yuan and sharp decline of China’s domestic equity market. Chinese authorities struggled to contain the fallout. Since the January bottom, the Chinese government has improved communications with the market. Largely due to government spending, the economy is accelerating. Second quarter 2016 company earnings and the prospective earnings outlook improved, specifically within the consumer discretionary, telecom, internet and materials sectors. This was in line with the release of positive economic data surrounding consumer spending and the encouraging steps to reduce coal and steel production overcapacity. In August, The State Council of China approved the Shenzhen-Hong Kong Stock Connect program which will allow global investors access to more Chinese companies for investment, specifically technology companies listed on the Shenzhen exchange. We continue to believe that China will grow, albeit at a more modest pace, and that Chinese stocks offer excellent value.
Performance
Harbor Emerging Markets Equity Fund returned 9.99% (Institutional Class), 9.81% (Administrative Class), 9.69% (Investor Class), and 9.99% (Retirement Class) for the 12-months ended October 31, 2016, compared with the 9.27% return of its MSCI Emerging Markets (ND) Index benchmark. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period,
45

Harbor Emerging Markets Equity Fund
Managers' Commentary—Continued

TOP TEN HOLDINGS (% of Net Assets)
Samsung Electronics Co. Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.2%
Itau Unibanco Holding SA ADR	3.6%
Tencent Holdings Ltd.	3.4%
Alibaba Group Holding Ltd. ADR	2.8%
Reliance Industries Ltd.	2.7%
ICICI Bank Ltd. ADR	2.4%
Industrial & Commercial Bank of China Ltd.	2.4%
SK Hynix Inc.	2.3%
Bank Rakyat Indonesia Persero Tbk PT	2.2%
Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
Consistent with our bottom-up investment process, stock selection effects explained the bulk of our outperformance. Positive factors over the year included strong stock selection in Mexico, Taiwan, South Africa and South Korea; weak stock selection in China and Brazil detracted from relative returns. An overweight allocation to Brazil contributed positively to relative performance. By sector, strong stock selection among Materials, Financials and Information Technology was partially offset by weak selection among Energy, Consumer Discretionary and Consumer Staples.
Outlook & Strategy
Emerging markets equities have performed well since the market bottomed in January. Modest weakness in the dollar, the bounce in commodity prices, and tighter emerging markets debt credit spreads have supported the recovery. However, emerging markets continue to trade at significant discounts to developed markets and to their own long-term historical average multiples. The Fund currently trades at a discount to its benchmark index on a price-to-book value basis. We believe the Fund is positioned well for a market upswing and a rotation into value, as value names have been out of favor for several years. Additionally, many of the companies have strong balance sheets and experienced management teams who have weathered volatile economic environments in the past. Currently the Fund has overweight exposures in China, Brazil, Russia and India, and underweight exposures in Taiwan, Malaysia and South Africa. The Fund holds substantial positions among Taiwanese exporters, but we struggle to find interesting names in the domestic sectors. The Fund still does not hold any investments in Malaysia. Overweight sectors include financials and materials; underweights include consumer staples, industrials and consumer discretionary.

This report contains the current opinions of Oaktree Capital Management, L.P. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
46

Harbor Emerging Markets Equity Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2036
Cusip	411512692
Ticker	HAEMX
Inception Date	11/01/2013
Net Expense Ratio	1.15% [b]
Total Net Assets (000s)	$36,390

ADMINISTRATIVE CLASS

Fund #	2236
Cusip	411512684
Ticker	HREMX
Inception Date	11/01/2013
Net Expense Ratio	1.40% [b]
Total Net Assets (000s)	$217

INVESTOR CLASS

Fund #	2436
Cusip	411512676
Ticker	HIEEX
Inception Date	11/01/2013
Net Expense Ratio	1.52% [b]
Total Net Assets (000s)	$482

RETIREMENT CLASS

Fund #	2536
Cusip	411512395
Ticker	HNEMX
Inception Date	03/01/2016
Net Expense Ratio	1.10% [a,b]
Total Net Assets (000s)	$1,335
Portfolio Statistics
	Portfolio	Benchmark
Number of Countries	15	26
Weighted Average Market Cap (MM)	$70,963	$58,298
Price/Earning Ratio (P/E)	15.7x	17.2x
Price/Book Ratio (P/B)	1.9x	2.2x
Beta vs. MSCI Emerging Markets (ND) Index	0.94	1.00
Portfolio Turnover (Year Ended 10/31/2016)	49%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
REGION BREAKDOWN (% of investments)
(Excludes cash and short-term investments)

a	Annualized
b	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
47

Harbor Emerging Markets Equity Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the MSCI Emerging Markets (ND) Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2013 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	5 Years	Annualized	Inception Date	Final Value of a $50,000 Investment
			Life of Fund
Harbor Emerging Markets Equity Fund
Institutional Class	9.99%	N/A	-4.46%	11/01/2013	$43,606
Administrative Class	9.81	N/A	-4.68	11/01/2013	43,310
Investor Class	9.69	N/A	-4.81	11/01/2013	43,126
Retirement Class[1]	9.99	N/A	-4.46	03/01/2016	43,606
Comparative Index
MSCI Emerging Markets (ND)	9.27%	N/A	-2.05%	—	$46,994
As stated in the Fund’s current prospectus, the expense ratios were 1.15% (Net) and 1.49% (Gross) (Institutional Class); 1.40% (Net) and 1.74% (Gross) (Administrative Class); 1.52% (Net) and 1.86% (Gross) (Investor Class); and 1.10% (Net) and 1.44% (Gross) (Retirement Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 2/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
48

Harbor Emerging Markets Equity Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Equity Holdings (% of net assets)
(Excludes net cash of 1.4%)
COMMON STOCKS—94.1%
Shares		Value
AUTOMOBILES—1.4%
448,000	Brilliance China Automotive Holdings Ltd. (CHN)	$ 533
BANKS—23.1%
222,378	Alpha Bank AE (GRC)*	380
14,390	Axis Bank Ltd. (IND)	105
914,400	Bank Rakyat Indonesia Persero Tbk PT (IDR)	854
781,000	China Construction Bank Corp. (CHN)	570
159,000	China Merchants Bank Co. Ltd. (CHN)	387
461,600	E.Sun Financial Holding Co. Ltd. (TW)	262
73,537	Grupo Financiero Banorte SAB de CV (MEX)	434
22,077	Hana Financial Group Inc. (S. KOR)	632
109,101	ICICI Bank Ltd. ADR (IND)[1]	904
1,546,000	Industrial & Commercial Bank of China Ltd. (CHN)	928
115,599	Itau Unibanco Holding SA ADR (BR)[1]	1,379
119,900	Kasikornbank PCL NVDR (THA)[2]	589
80,136	Sberbank of Russia PJSC ADR (RUS)[1]	759
153,690	Turkiye Halk Bankasi AS (TUR)	467
123,500	United Bank Ltd. (PAK)	238
		8,888
BEVERAGES—1.0%
66,670	AmBev SA ADR (BR)[1]	393
CAPITAL MARKETS—1.0%
399,000	China Galaxy Securities Co. Ltd. (CHN)	379
CHEMICALS—2.2%
84,096	Mexichem SAB de CV (MEX)	201
31,476	PhosAgro OJSC GDR (RUS)[2]	391
2,684,000	Tianhe Chemicals Group Ltd. (CHN)*,3	242 [x]
		834
COMMERCIAL SERVICES & SUPPLIES—1.1%
347,900	China Everbright International Ltd. (CHN)	416
CONSTRUCTION & ENGINEERING—0.1%
2,985	L&T Technology Services Ltd. (IND)[3]	37
COMMON STOCKS—Continued
Shares		Value
CONSTRUCTION MATERIALS—4.2%
150,000	Anhui Conch Cement Co. Ltd. (CHN)	$ 414
95,945	Cemex SAB de CV ADR (MEX)[1]	833
6,437	UltraTech Cement Ltd. (IND)	383
		1,630
DIVERSIFIED FINANCIAL SERVICES—1.1%
117,481	FirstRand Ltd. (S. AFR)	421
DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
34,026	Telefonica Brasil SA ADR (BR)*,1	490
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—1.4%
103,406	Delta Electronics Inc. (TW)	544
HOTELS, RESTAURANTS & LEISURE—2.8%
42,700	Cvc Brasil Operadora E Agencia de Viagens SA (BR)*	328
174,418	Sands China Ltd. (CHN)	757
		1,085
HOUSEHOLD DURABLES—0.8%
189,989	Haier Electronics Group Co. Ltd. (CHN)	306
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
528,000	China Longyuan Power Group Corp. Ltd. (CHN)	403
INDUSTRIAL CONGLOMERATES—0.5%
7,318	Industries Qatar QSC (QA)	205
INSURANCE—4.5%
168,000	China Life Insurance Co. Ltd. (CHN)	416
190,400	China Pacific Insurance Group Co. Ltd. (CHN)	686
45,903	ICICI Prudential Life Insurance Co. Ltd. (IND)[3]	215
4,176	Samsung Life Insurance Co. Ltd. (S. KOR)	403
		1,720
INTERNET SOFTWARE & SERVICES—6.2%
10,748	Alibaba Group Holding Ltd. ADR (CHN)*,1	1,093
48,600	Tencent Holdings Ltd. (CHN)	1,288
		2,381
MEDIA—2.1%
4,798	Naspers Ltd. (S. AFR)	804
METALS & MINING—6.5%
35,664	AngloGold Ashanti Ltd. ADR (S. AFR)*,1	490
142,886	Gerdau SA ADR (BR)[1]	490
47,736	Grupo Mexico SAB de CV (MEX)	117
12,649	MMC Norilsk Nickel Pjsc ADR ADR (RUS)[1]	191
1,723	POSCO (S. KOR)	359
131,553	Vale SA ADR (BR)[1]	847
		2,494
OIL, GAS & CONSUMABLE FUELS—6.6%
202,500	China Shenhua Energy Co. Ltd. (CHN)	420
2,825	CNOOC Ltd. ADR (CHN)[1]	354
16,200	Lukoil PJSC ADR (RUS)[1]	788
492,000	PetroChina Co. Ltd. (CHN)	337
14,720	Reliance Industries Ltd. (IND)	231
14,361	Sasol Ltd. (S. AFR)	397
		2,527
PERSONAL PRODUCTS—1.1%
42,180	Natura Cosmeticos SA (BR)*	405

49

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COMMON STOCKS—Continued
Shares		Value
PHARMACEUTICALS—1.2%
37,236	Aurobindo Pharma Ltd. (IND)	$ 457
REAL ESTATE MANAGEMENT & DEVELOPMENT—2.1%
260,000	China Overseas Land & Investment Ltd. (CHN)	798
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.8%
1,234,000	GCL-Poly Energy Holdings Ltd. (CHN)	166
24,501	SK Hynix Inc. (S. KOR)	876
63,728	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	1,982
36,111	Trina Solar Ltd. ADR (CHN)*,1	375
		3,399
SPECIALTY RETAIL—0.7%
2,239	Dufry AG (SWS)*	272
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—7.1%
25,175	Advantech Co. Ltd. (TW)	204
1,756	Samsung Electronics Co. Ltd. (S. KOR)	2,512
		2,716
TRADING COMPANIES & DISTRIBUTORS—0.5%
34,797	BOC Aviation Ltd. (CHN)[3]	190
WIRELESS TELECOMMUNICATION SERVICES—3.7%
28,585	America Movil SAB de CV ADR (MEX)[1]	376
23,294	Bharti Airtel Ltd. (IND)	111
63,800	China Mobile Ltd. (CHN)	731
58,471	Vimpelcom Ltd. ADR (RUS)[1]	195
		1,413
TOTAL COMMON STOCKS
(Cost $33,305)		36,140

PARTICIPATION (EQUITY LINKED) NOTES—4.5%
Principal Amount
	Axis Bank Ltd. (IND)
$49,402	$0.00—11/25/2019	361
	Bharti Airtel Ltd. (IND)
3,201	$0.00—02/08/2017	15
76,767	$0.00—07/11/2019	366
		381
	Reliance Industries Ltd. (IND)
50,876	$0.00—02/07/2017-07/08/2019	801
	United Bank Ltd. (PAK)
100,445	$0.00—06/17/2019	193
TOTAL PARTICIPATION (EQUITY LINKED) NOTES
(Cost $1,824)		1,736
TOTAL INVESTMENTS—98.6%
(Cost $35,129)		37,876
CASH AND OTHER ASSETS, LESS LIABILITIES—1.4%		548
TOTAL NET ASSETS—100.0%		$38,424
50

Harbor Emerging Markets Equity Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$ 490	$ 1,622	$ —	$ 2,112
Europe	195	3,248	—	3,443
Latin America	5,965	328	—	6,293
Middle East/Central Asia	1,156	1,730	—	2,886
Pacific Basin	3,804	17,360	242	21,406
Participation (Equity Linked) Notes
Middle East/Central Asia	—	1,736	—	1,736
Total Investments in Securities	$11,610	$26,024	$242	$37,876
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Common Stocks	$242	$—	$—	$—	$—	$—	$—	$—	$242
There were no transfers between Levels 1 and 2 during the year.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Common Stocks
Tianhe Chemicals Group Ltd. (CHN)*,3	$242	Market Approach	Liquidity Discount	HK$ 0.70
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking institutions. Country specific examples of this type of depositary receipt, if any, are denoted using different abbreviations. SADR after the name of a holding stands for South African Depositary Receipts representing ownership of South African securities listed on the Johannesburg Stock Exchange. SDR after the name of a holding stands for Swedish Depository Receipts representing ownership of foreign securities in Sweden.
3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $877,000 or 2% of net assets.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Common Stocks	$(270)
x	Fair Valued in accordance with Harbor Funds Valuation Procedures using a liquidity discount which is a Level 3 input.
HK$	Hong Kong Dollar
The accompanying notes are an integral part of the Financial Statements.
51

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52

Harbor International & Global Funds
Statements of Assets and Liabilities—October 31, 2016

(All amounts in thousands, except per share amounts)
	Harbor International Fund	Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
ASSETS
Investments, at identified cost*	$30,894,779	$146,389	$17,308	$ 295,644	$33,043	$35,129
Investments, at value(Including securities loaned of $313,358, $0, $0, $6,065, $0 and $0)	$36,667,502	$147,265	$17,790	$ 295,816	$38,223	$37,876
Repurchase agreements	194,854	4,220	854	3,707	258	—
Cash	—	1	—	1	—	—
Foreign currency, at value (cost: $0, $735, $0, $0, $0 and $0)	—	730	—	—	—	—
Receivables for:
Investments sold	63,078	17	76	50	624	894
Capital shares sold	17,976	65	—	60	4	1
Dividends	37,397	407	35	560	14	29
Interest	29	—	—	—	—	—
Securities lending income	11	—	—	—	—	—
Purchased options, at value (cost: $14,434, $1, $0, $0, $0 and $0)	9,347	1	—	—	—	—
Withholding tax	73,933	69	11	392	18	1
Prepaid registration fees	42	37	9	34	10	36
Other assets	2,171	70	31	48	4	7
Total Assets	37,066,340	152,882	18,806	300,668	39,155	38,844
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	—	4
Investments purchased	—	34	78	—	—	313
Foreign currency spot contracts	220	—	—	—	—	2
Capital shares reacquired	60,608	1	—	30	9	6
Collateral for securities loaned	330,060	—	—	6,469	—	—
Accrued expenses:
Management fees	21,517	96	14	191	26	32
12b-1 fees	588	—	—	3	3	—
Transfer agent fees	2,439	9	1	19	4	3
Trustees' fees and expenses	251	1	—	2	—	—
Other	9,981	117	25	157	17	60
Total Liabilities	425,664	258	118	6,871	59	420
NET ASSETS	$36,640,676	$152,624	$18,688	$ 293,797	$39,096	$38,424
Net Assets Consist of:
Paid-in capital	$30,716,520	$148,466	$17,515	$ 458,045	$36,182	$44,403
Accumulated undistributed net investment income/(loss)	329,584	1,687	199	3,291	(1)	319
Accumulated net realized gain/(loss)	(364,881)	(2,608)	(360)	(171,388)	(2,522)	(9,031)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	5,964,540	5,079	1,334	3,849	5,437	2,733
Unrealized appreciation/(depreciation) of other financial instruments	(5,087)	—	—	—	—	—
	$36,640,676	$152,624	$18,688	$ 293,797	$39,096	$38,424
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$33,201,899	$150,263	$17,509	$ 277,638	$25,471	$36,390
Shares of beneficial interest[1]	550,604	15,384	1,626	21,536	1,255	4,235
Net asset value per share[2]	$ 60.30	$ 9.77	$ 10.77	$ 12.89	$ 20.29	$ 8.59
Administrative Class
Net assets	$ 510,575	$ 246	$ 263	$ 333	$ 1,253	$ 217
Shares of beneficial interest[1]	8,511	25	25	26	62	25
Net asset value per share[2]	$ 59.99	$ 9.75	$ 10.75	$ 12.87	$ 20.06	$ 8.58
Investor Class
Net assets	$ 2,188,360	$ 329	$ 287	$ 13,466	$10,659	$ 482
Shares of beneficial interest[1]	36,714	34	27	1,053	536	56
Net asset value per share[2]	$ 59.61	$ 9.74	$ 10.74	$ 12.79	$ 19.89	$ 8.56
Retirement Class
Net assets	$ 739,842	$ 1,786	$ 629	$ 2,360	$ 1,713	$ 1,335
Shares of beneficial interest[1]	12,266	183	58	183	84	155
Net asset value per share[2]	$ 60.32	$ 9.77	$ 10.77	$ 12.90	$ 20.29	$ 8.59

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

53

Harbor International & Global Funds
Statements of Operations—Year Ended October 31, 2016

(All amounts in thousands)
	Harbor International Fund	Harbor Diversified International All Cap Fund[a]	Harbor International Small Cap Fund[b]	Harbor International Growth Fund	Harbor Global Growth Fund	Harbor Emerging Markets Equity Fund
Investment Income
Dividends	$ 1,048,414	$ 3,578	$ 328	$ 6,797	$ 439	$ 886
Net securities lending income	7,015	—	—	42	—	—
Interest	2,715	—	—	1	—	—
Foreign taxes withheld	(91,159)	(290)	(27)	(575)	(12)	(124)
Total Investment Income	966,985	3,288	301	6,265	427	762
Operating Expenses
Management fees	271,408	828	109	2,125	343	349
12b-1 fees:
Administrative Class	1,541	—	—	1	3	1
Investor Class	6,705	1	1	36	31	1
Shareholder communications	2,485	26	23	7	3	2
Custodian fees	7,885	218	28	92	22	79
Transfer agent fees:
Institutional Class	27,213	86	10	202	24	27
Administrative Class	457	—	—	—	1	—
Investor Class	5,211	—	1	28	24	1
Retirement Class	90	—	—	—	—	—
Professional fees	1,102	77	74	27	3	15
Trustees' fees and expenses	1,101	3	—	8	1	1
Registration fees	243	95	74	62	59	64
Miscellaneous	397	12	8	13	9	11
Total expenses	325,838	1,346	328	2,601	523	551
Management fees waived	(5,136)	—	—	—	—	—
Transfer agent fees waived	(1,641)	(6)	—	(12)	(2)	(2)
Other expenses reimbursed	—	(400)	(204)	(127)	(61)	(125)
Custodial expense reductions	(7)	—	—	—	—	—
Net expenses	319,054	940	124	2,462	460	424
Net Investment Income/(Loss)	647,931	2,348	177	3,803	(33)	338
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(91,256)	(2,576)	(360)	(4,738)	(2,284)	(5,750)
Foreign currency transactions	(9,834)	(330)	22	(266)	9	(24)
Purchased options	—	—	—	65	—	1
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,295,717)	5,097	1,336	8,152	738	9,206
Purchased options	3,036	—	—	—	—	—
Translations of assets and liabilities in foreign currencies	(279)	(18)	(2)	(4)	—	—
Net gain/(loss) on investment transactions	(2,394,050)	2,173	996	3,209	(1,537)	3,433
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,746,119)	$ 4,521	$1,173	$ 7,012	$(1,570)	$ 3,771

a	For the period November 2, 2015 (inception) through October 31, 2016.
b	For the period February 1, 2016 (inception) through October 31, 2016.
The accompanying notes are an integral part of the Financial Statements.

54

Harbor International & Global Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through October 31, 2016	February 1, 2016[a] through October 31, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 647,931	$ 846,117	$ 2,348	$ 177
Net realized gain/(loss) on investments	(101,090)	1,788,506	(2,906)	(338)
Change in net unrealized appreciation/(depreciation) of investments	(2,292,960)	(3,344,691)	5,079	1,334
Net increase/(decrease) in assets resulting from operations	(1,746,119)	(710,068)	4,521	1,173
Distributions to Shareholders
Net investment income:
Institutional Class	(663,480)	(900,561)	(21)	—
Administrative Class	(11,261)	(13,412)	—	—
Investor Class	(39,315)	(80,120)	—	—
Retirement Class	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,087,932)	—	—	—
Administrative Class	(21,975)	—	—	—
Investor Class	(89,647)	—	—	—
Retirement Class	—	—	—	—
Total distributions to shareholders	(1,913,610)	(994,093)	(21)	–
Net Increase/(Decrease) Derived from Capital Share Transactions	(5,484,241)	(1,644,041)	148,124	17,515
Net increase/(decrease) in net assets	(9,143,970)	(3,348,202)	152,624	18,688
Net Assets
Beginning of period	45,784,646	49,132,848	—	—
End of period*	$36,640,676	$45,784,646	$152,624	$18,688
* Includes accumulated undistributed net investment income/(loss) of:	$ 329,584	$ 249,193	$ 1,687	$199

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

55

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ 3,803	$ 2,871	$ (33)	$ (76)	$ 338	$ 344
(4,939)	(1,741)	(2,275)	1,504	(5,773)	(2,935)
8,148	(235)	738	(644)	9,206	(6,803)
7,012	895	(1,570)	784	3,771	(9,394)

(2,643)	(2,885)	—	(39)	(339)	(133)
(1)	(8)	—	—	(1)	(1)
(96)	(190)	—	—	(2)	(1)
—	—	—	—	—	—

—	—	(1,124)	(2,921)	—	—
—	—	(37)	(93)	—	—
—	—	(446)	(997)	—	—
—	—	—	—	—	—
(2,740)	(3,083)	(1,607)	(4,050)	(342)	(135)
18,757	58,790	(7,020)	16,572	(7,535)	24,061
23,029	56,602	(10,197)	13,306	(4,106)	14,532

270,768	214,166	49,293	35,987	42,530	27,998
$293,797	$270,768	$ 39,096	$49,293	$38,424	$42,530
$ 3,291	$ 2,306	$ (1)	$ (58)	$ 319	$ 327
56

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through October 31, 2016	February 1, 2016[a] through October 31, 2016
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 6,472,181	$ 7,815,560	$215,224	$16,564
Reinvested distributions	1,536,571	775,192	21	—
Cost of shares reacquired	(12,709,358)	(9,246,787)	(69,472)	(184)
Net increase/(decrease) in net assets	$ (4,700,606)	$ (656,035)	$145,773	$16,380
Administrative Class
Net proceeds from sale of shares	$ 120,940	$ 266,176	$ 253	$ 245
Reinvested distributions	31,538	12,596	—	—
Cost of shares reacquired	(397,568)	(381,656)	—	—
Net increase/(decrease) in net assets	$ (245,090)	$ (102,884)	$ 253	$ 245
Investor Class
Net proceeds from sale of shares	$ 394,564	$ 847,209	$ 334	$ 473
Reinvested distributions	126,893	74,364	—	—
Cost of shares reacquired	(1,797,732)	(1,806,695)	—	(198)
Net increase/(decrease) in net assets	$ (1,276,275)	$ (885,122)	$ 334	$ 275
Retirement Class
Net proceeds from sale of shares	$ 785,702	$ —	$ 1,780	$ 615
Cost of shares reacquired	(47,972)	—	(16)	—
Net increase/(decrease) in net assets	$ 737,730	$ —	$ 1,764	$ 615

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

57

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ 57,542	$101,314	$ 2,664	$12,301	$ 4,774	$33,105
2,591	2,831	1,101	2,883	339	133
(40,817)	(43,657)	(10,475)	(5,025)	(13,818)	(9,236)
$ 19,316	$ 60,488	$ (6,710)	$10,159	$ (8,705)	$24,002

$ 367	$ 788	$ 297	$ 542	$ —	$ 1
1	8	37	93	1	—
(375)	(1,125)	(193)	(166)	—	—
$ (7)	$ (329)	$ 141	$ 469	$ 1	$ 1

$ 1,793	$ 2,190	$ 1,793	$ 7,974	$ 1,116	$ 154
95	188	446	995	2	1
(4,556)	(3,747)	(4,323)	(3,025)	(1,092)	(97)
$ (2,668)	$ (1,369)	$ (2,084)	$ 5,944	$ 26	$ 58

$ 2,316	$ —	$ 1,732	$ —	$ 1,162	$ —
(200)	—	(99)	—	(19)	—
$ 2,116	$ —	$ 1,633	$ —	$ 1,143	$ —
58

Harbor International & Global Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor International Fund		Harbor Diversified International All Cap Fund	Harbor International Small Cap Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 2, 2015[a] through October 31, 2016	February 1, 2016[a] through October 31, 2016
SHARES
Institutional Class
Shares sold	109,758	115,666	22,533	1,644
Shares issued due to reinvestment of distributions	26,048	11,779	2	—
Shares reacquired	(212,523)	(137,272)	(7,151)	(18)
Net increase/(decrease) in shares outstanding	(76,717)	(9,827)	15,384	1,626
Beginning of period	627,321	637,148	—	—
End of period	550,604	627,321	15,384	1,626
Administrative Class
Shares sold	2,042	3,935	25	25
Shares issued due to reinvestment of distributions	536	192	—	—
Shares reacquired	(6,804)	(5,639)	—	—
Net increase/(decrease) in shares outstanding	(4,226)	(1,512)	25	25
Beginning of period	12,737	14,249	—	—
End of period	8,511	12,737	25	25
Investor Class
Shares sold	6,701	12,656	34	47
Shares issued due to reinvestment of distributions	2,169	1,140	—	—
Shares reacquired	(30,082)	(27,063)	—	(20)
Net increase/(decrease) in shares outstanding	(21,212)	(13,267)	34	27
Beginning of period	57,926	71,193	—	—
End of period	36,714	57,926	34	27
Retirement Class
Shares sold	13,062	—	185	58
Shares reacquired	(796)	—	(2)	—
Net increase/(decrease) in shares outstanding	12,266	—	183	58
Beginning of period	—	—	0	—
End of period	12,266	—	183	58

a	Commencement of operations.
The accompanying notes are an integral part of the Financial Statements.

59

Harbor International Growth Fund		Harbor Global Growth Fund		Harbor Emerging Markets Equity Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

4,573	7,888	130	554	653	3,657
212	230	52	135	46	14
(3,274)	(3,467)	(503)	(231)	(1,780)	(1,071)
1,511	4,651	(321)	458	(1,081)	2,600
20,025	15,374	1,576	1,118	5,316	2,716
21,536	20,025	1,255	1,576	4,235	5,316

30	63	14	24	—	—
—	1	2	4	—	—
(30)	(91)	(9)	(7)	—	—
—	(27)	7	21	—	—
26	53	55	34	25	25
26	26	62	55	25	25

145	172	89	366	154	17
8	15	21	47	—	—
(368)	(298)	(211)	(141)	(150)	(10)
(215)	(111)	(101)	272	4	7
1,268	1,379	637	365	52	45
1,053	1,268	536	637	56	52

198	—	89	—	157	—
(15)	—	(5)	—	(2)	—
183	—	84	—	155	—
—	—	—	—	—	—
183	—	84	—	155	—
60

Harbor International & Global Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 65.67	$ 68.09	$ 70.79	$ 59.12	$ 56.19
Income from Investment Operations
Net investment income/(loss)[a]	0.99 [e]	1.22 [e]	1.25	1.24	1.10
Net realized and unrealized gains/(losses) on investments	(3.51)	(2.22)	(2.45)	11.69	3.15
Total from investment operations	(2.52)	(1.00)	(1.20)	12.93	4.25
Less Distributions
Dividends from net investment income	(1.08)	(1.42)	(1.50)	(1.26)	(1.32)
Distributions from net realized capital gains[1]	(1.77)	—	—	—	—
Total distributions	(2.85)	(1.42)	(1.50)	(1.26)	(1.32)
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	60.30	65.67	68.09	70.79	59.12
Net assets end of period (000s)	$33,201,899	$41,195,827	$43,385,100	$39,828,959	$29,723,443
Ratios and Supplemental Data (%)
Total return[b]	(3.74)%	(1.48)%	(1.69)%	22.19%	7.95%
Ratio of total expenses to average net assets[2]	0.79	0.76	0.76	0.76	0.78
Ratio of net expenses to average net assets[a]	0.77	0.74	0.73	0.74	0.77
Ratio of net investment income to average net assets[a]	1.66	1.80	1.78	1.96	1.96
Portfolio turnover	14	25	11	10	11

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 64.86	$ 67.23	$ 69.92	$ 58.42	$ 55.51
Income from Investment Operations
Net investment income/(loss)[a]	0.73 [e]	0.96 [e]	1.07	1.01	0.87
Net realized and unrealized gains/(losses) on investments	(3.43)	(2.19)	(2.51)	11.54	3.14
Total from investment operations	(2.70)	(1.23)	(1.44)	12.55	4.01
Less Distributions
Dividends from net investment income	(0.78)	(1.14)	(1.25)	(1.05)	(1.10)
Distributions from net realized capital gains[1]	(1.77)	—	—	—	—
Total distributions	(2.55)	(1.14)	(1.25)	(1.05)	(1.10)
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	59.61	64.86	67.23	69.92	58.42
Net assets end of period (000s)	$ 2,188,360	$ 3,756,852	$ 4,786,270	$ 5,279,866	$ 4,169,704
Ratios and Supplemental Data (%)
Total return[b]	(4.09)%	(1.84)%	(2.05)%	21.76%	7.54%
Ratio of total expenses to average net assets[2]	1.16	1.13	1.13	1.13	1.15
Ratio of net expenses to average net assets[a]	1.14	1.11	1.10	1.11	1.14
Ratio of net investment income to average net assets[a]	1.23	1.43	1.46	1.60	1.60
Portfolio turnover	14	25	11	10	11
See page 69 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class
2016	2015	2014	2013	2012
$ 65.32	$ 67.48	$ 70.18	$ 58.63	$ 55.72

0.79 [e]	1.04 [e]	1.91 [i]	1.03	0.99
(3.44)	(2.20)	(3.27)	11.63	3.09
(2.65)	(1.16)	(1.36)	12.66	4.08

(0.91)	(1.00)	(1.34)	(1.11)	(1.17)
(1.77)	—	—	—	—
(2.68)	(1.00)	(1.34)	(1.11)	(1.17)
—	—	—	—*	—*
59.99	65.32	67.48	70.18	58.63
$510,575	$831,967	$961,478	$2,896,387	$2,210,914

(3.97)%	(1.73)%	(1.93)%	21.87%	7.67%
1.04	1.01	1.01	1.01	1.03
1.02	0.99	0.98	0.99	1.02
1.33	1.54	1.85	1.66	1.71
14	25	11	10	11

Retirement Class
2016 [f]
$ 57.14

0.68 [e]
2.50
3.18

—
—
—
—
60.32
$739,842

5.57% [c]
0.75 [d]
0.72 [d]
1.68 [d]
14
62

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Year Ended October 31,	2016 [g]	2016 [g]	2016 [g]	2016 [f]
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$ 9.21
Income from Investment Operations
Net investment income/(loss)[a]	0.20 [e]	0.13 [e]	0.12 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	(0.42)	(0.38)	(0.38)	0.50
Total from investment operations	(0.22)	(0.25)	(0.26)	0.56
Less Distributions
Dividends from net investment income	(0.01)	—*	—	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	(0.01)	—*	—	—
Net asset value end of period	9.77	9.75	9.74	9.77
Net assets end of period (000s)	$150,263	$ 246	$ 329	$1,786
Ratios and Supplemental Data (%)
Total return[b]	(2.25)% [c]	(2.49)% [c]	(2.60)% [c]	6.08% [c]
Ratio of total expenses to average net assets[2]	1.22 [d]	1.46 [d]	1.59 [d]	1.17 [d]
Ratio of net expenses to average net assets[a]	0.85 [d]	1.10 [d]	1.22 [d]	0.80 [d]
Ratio of net investment income to average net assets[a]	2.13 [d]	1.39 [d]	1.28 [d]	0.97 [d]
Portfolio turnover	68 [c]	68 [c]	68 [c]	68 [c]

HARBOR INTERNATIONAL SMALL CAP FUND
	Institutional Class	Administrative Class	Investor Class	Retirement Class
Year Ended October 31,	2016 [h]	2016 [h]	2016 [h]	2016 [h]
Net asset value beginning of period	$ 10.00	$10.00	$10.00	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [e]	0.09 [e]	0.10 [e]	0.06 [e]
Net realized and unrealized gains/(losses) on investments	0.66	0.66	0.64	0.71
Total from investment operations	0.77	0.75	0.74	0.77
Less Distributions
Dividends from net investment income	—	—	—	—
Distributions from net realized capital gains[1]	—	—	—	—
Total distributions	—	—	—	—
Net asset value end of period	10.77	10.75	10.74	10.77
Net assets end of period (000s)	$ 17,509	$ 263	$ 287	$ 629
Ratios and Supplemental Data (%)
Total return[b]	7.70% [c]	7.50% [c]	7.40% [c]	7.70% [c]
Ratio of total expenses to average net assets[2]	2.55 [d]	2.80 [d]	2.92 [d]	2.50 [d]
Ratio of net expenses to average net assets[a]	0.95 [d]	1.20 [d]	1.32 [d]	0.90 [d]
Ratio of net investment income to average net assets[a]	1.40 [d]	1.16 [d]	1.33 [d]	0.73 [d]
Portfolio turnover	35 [c]	35 [c]	35 [c]	35 [c]
See page 69 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

63

[THIS PAGE INTENTIONALLY LEFT BLANK]
64

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013 [j]	2012
Net asset value beginning of period	$ 12.71	$ 12.75	$ 13.01	$ 11.60	$ 11.10
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [e]	0.15 [e]	0.16	0.44	0.44
Net realized and unrealized gains/(losses) on investments	0.14	—*	(0.23)	1.67	0.06
Total from investment operations	0.31	0.15	(0.07)	2.11	0.50
Less Distributions
Dividends from net investment income	(0.13)	(0.19)	(0.19)	(0.70)	—
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.13)	(0.19)	(0.19)	(0.70)	—
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	12.89	12.71	12.75	13.01	11.60
Net assets end of period (000s)	$277,638	$254,461	$196,062	$196,412	$324,404
Ratios and Supplemental Data (%)
Total return[b]	2.46%	1.22%	(0.54)%	19.09%	4.50%
Ratio of total expenses to average net assets[2]	0.90	0.89	0.88	0.93	0.87
Ratio of net expenses to average net assets[a]	0.85	0.85	0.85	0.89	0.87
Ratio of net investment income to average net assets[a]	1.36	1.19	1.23	1.38	1.22
Portfolio turnover	19	20	30	166	70

	Investor Class
Year Ended October 31,	2016	2015	2014	2013 [j]	2012
Net asset value beginning of period	$ 12.60	$ 12.64	$ 12.89	$ 11.50	$ 11.05
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.10 [e]	—*	0.06	0.05
Net realized and unrealized gains/(losses) on investments	0.15	—*	(0.11)	1.99	0.40
Total from investment operations	0.27	0.10	(0.11)	2.05	0.45
Less Distributions
Dividends from net investment income	(0.08)	(0.14)	(0.14)	(0.66)	—
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.08)	(0.14)	(0.14)	(0.66)	—
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	12.79	12.60	12.64	12.89	11.50
Net assets end of period (000s)	$ 13,466	$ 15,978	$ 17,429	$ 20,458	$ 20,203
Ratios and Supplemental Data (%)
Total return[b]	2.15%	0.81%	(0.85)%	18.60%	4.07%
Ratio of total expenses to average net assets[2]	1.27	1.26	1.25	1.30	1.24
Ratio of net expenses to average net assets[a]	1.22	1.22	1.22	1.26	1.24
Ratio of net investment income to average net assets[a]	0.99	0.79	0.87	0.98	0.80
Portfolio turnover	19	20	30	166	70
See page 69 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class
2016	2015	2014	2013 [j]	2012
$12.63	$12.66	$12.93	$11.52	$11.06

0.16 [e]	0.15 [e]	(0.08)	0.01	0.11
0.12	(0.03)	(0.03)	2.07	0.35
0.28	0.12	(0.11)	2.08	0.46

(0.04)	(0.15)	(0.16)	(0.67)	—
—	—	—	—	—
(0.04)	(0.15)	(0.16)	(0.67)	—
—	—	—	—*	—*
12.87	12.63	12.66	12.93	11.52
$ 333	$ 329	$ 675	$ 919	$1,027

2.21%	0.96%	(0.83)%	18.89%	4.16%
1.15	1.14	1.13	1.18	1.12
1.10	1.10	1.10	1.14	1.12
1.25	1.20	1.08	1.09	0.90
19	20	30	166	70

Retirement Class
2016 [f]
$11.76

0.09 [e]
1.05
1.14

—
—
—
—
12.90
$2,360

9.69% [c]
0.86 [d]
0.80 [d]
1.06 [d]
19
66

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR GLOBAL GROWTH FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 21.83	$ 23.79	$ 23.78	$ 17.99	$ 15.88
Income from Investment Operations
Net investment income/(loss)[a]	0.01 [e]	(0.01) [e]	0.05	0.08	0.06
Net realized and unrealized gains/(losses) on investments	(0.83)	0.65	2.18	6.26	2.05
Total from investment operations	(0.82)	0.64	2.23	6.34	2.11
Less Distributions
Dividends from net investment income	—	(0.03)	(0.07)	(0.06)	—
Distributions from net realized capital gains[1]	(0.72)	(2.57)	(2.15)	(0.49)	—
Total distributions	(0.72)	(2.60)	(2.22)	(0.55)	—
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	20.29	21.83	23.79	23.78	17.99
Net assets end of period (000s)	$25,471	$34,402	$26,601	$24,734	$16,290
Ratios and Supplemental Data (%)
Total return[b]	(3.90)%	2.97%	10.08%	36.24%	13.29%
Ratio of total expenses to average net assets[2]	1.04	1.01	1.08	1.24	1.60
Ratio of net expenses to average net assets[a]	0.90	0.90	0.90	0.90	0.96
Ratio of net investment income to average net assets[a]	0.04	(0.06)	0.22	0.44	0.39
Portfolio turnover	76	106	141	110	91

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 21.49	$ 23.51	$ 23.54	$ 17.83	$ 15.80
Income from Investment Operations
Net investment income/(loss)[a]	(0.07) [e]	(0.10) [e]	(0.03)	0.01	(0.01)
Net realized and unrealized gains/(losses) on investments	(0.81)	0.65	2.15	6.20	2.04
Total from investment operations	(0.88)	0.55	2.12	6.21	2.03
Less Distributions
Dividends from net investment income	—	—	—*	(0.01)	—
Distributions from net realized capital gains[1]	(0.72)	(2.57)	(2.15)	(0.49)	—
Total distributions	(0.72)	(2.57)	(2.15)	(0.50)	—
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	19.89	21.49	23.51	23.54	17.83
Net assets end of period (000s)	$10,659	$13,693	$ 8,584	$ 5,988	$ 3,189
Ratios and Supplemental Data (%)
Total return[b]	(4.25)%	2.57%	9.68%	35.76%	12.85%
Ratio of total expenses to average net assets[2]	1.41	1.38	1.45	1.61	1.98
Ratio of net expenses to average net assets[a]	1.27	1.27	1.27	1.27	1.30
Ratio of net investment income to average net assets[a]	(0.35)	(0.44)	(0.17)	0.04	(0.01)
Portfolio turnover	76	106	141	110	91
See page 69 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class
2016	2015	2014	2013	2012
$21.65	$23.63	$23.65	$17.90	$15.83

(0.05) [e]	(0.07) [e]	0.01	0.04	0.03
(0.82)	0.66	2.14	6.22	2.04
(0.87)	0.59	2.15	6.26	2.07

—	—	(0.02)	(0.02)	—
(0.72)	(2.57)	(2.15)	(0.49)	—
(0.72)	(2.57)	(2.17)	(0.51)	—
—	—	—	—*	—*
20.06	21.65	23.63	23.65	17.90
$1,253	$1,198	$ 802	$ 562	$ 371

(4.17)%	2.74%	9.77%	35.89%	13.08%
1.29	1.26	1.33	1.49	1.85
1.15	1.15	1.15	1.15	1.21
(0.23)	(0.31)	(0.01)	0.17	0.14
76	106	141	110	91

Retirement Class
2016 [f]
$19.79

(0.03) [e]
0.53
0.50

—
—
—
—
20.29
$1,713

2.53% [c]
1.00 [d]
0.85 [d]
(0.18) [d]
76
68

Harbor International & Global Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR EMERGING MARKETS EQUITY FUND
	Institutional Class			Administrative Class
Year Ended October 31,	2016	2015	2014	2016	2015	2014
Net asset value beginning of period	$ 7.89	$ 10.05	$ 10.00	$ 7.87	$ 10.03	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.07 [e]	0.08 [e]	0.05	0.05 [e]	0.04 [e]	0.05
Net realized and unrealized gains/(losses) on investments	0.71	(2.19)	—*	0.71	(2.18)	(0.02)
Total from investment operations	0.78	(2.11)	0.05	0.76	(2.14)	0.03
Less Distributions
Dividends from net investment income	(0.08)	(0.05)	—	(0.05)	(0.02)	—
Distributions from net realized capital gains[1]	—	—	—	—	—	—
Total distributions	(0.08)	(0.05)	—	(0.05)	(0.02)	—
Net asset value end of period	8.59	7.89	10.05	8.58	7.87	10.03
Net assets end of period (000s)	$36,390	$41,927	$27,294	$ 217	$ 197	$ 250
Ratios and Supplemental Data (%)
Total return[b]	9.99%	(21.10)%	0.50%	9.81%	(21.36)%	0.30%
Ratio of total expenses to average net assets[2]	1.49	1.47	2.34	1.74	1.72	2.59
Ratio of net expenses to average net assets[a]	1.15	1.17	1.25	1.40	1.43	1.50
Ratio of net investment income to average net assets[a]	0.93	0.90	0.78	0.69	0.49	0.47
Portfolio turnover	49	58	50	49	58	50

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 1, 2016 (commencement of operations) through October 31, 2016.
g	For the period November 2, 2015 (inception) through October 31, 2016.
h	For the period February 1, 2016 (inception) through October 31, 2016.
i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.
j	Effective May 21, 2013, Harbor International Growth Fund appointed Baillie Gifford Overseas Limited as its' Subadviser.
The accompanying notes are an integral part of the Financial Statements.

69

Investor Class			Retirement Class
2016	2015	2014	2016 [f]
$ 7.85	$ 10.01	$10.00	$ 6.90

0.05 [e]	0.04 [e]	0.03	0.05 [e]
0.70	(2.18)	(0.02)	1.64
0.75	(2.14)	0.01	1.69

(0.04)	(0.02)	—	—
—	—	—	—
(0.04)	(0.02)	—	—
8.56	7.85	10.01	8.59
$ 482	$ 406	$ 454	$1,335

9.69%	(21.45)%	0.10%	24.49% [c]
1.86	1.84	2.71	1.45 [d]
1.52	1.55	1.62	1.10 [d]
0.69	0.40	0.45	0.95 [d]
49	58	50	49
70

Harbor International & Global Funds
Notes to Financial Statements—October 31, 2016

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Participation notes are valued at the last sale price of the underlying local shares on the national exchange on which they trade. Such securities are normally categorized as Level 2 in the fair value hierarchy.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation
71

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
72

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
U.S. Government Securities
U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that
73

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, and Harbor Emerging Markets Equity Fund purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
Participation Notes
Participation notes are equity-linked securities which can be used to gain exposure to emerging markets. These instruments represent interests in securities listed on certain foreign exchanges and thus present similar risks to investing directly in such equity securities. These instruments are issued by a broker-dealer evidencing ownership of shares listed on a foreign stock exchange. Accordingly, the participation notes also expose investors to counterparty risk which is the risk that the entity issuing the note may not be able to honor its financial commitments. A Fund’s participation notes are not subject to any master netting agreements. Participation notes may be more volatile and less liquid than holding the underlying security directly. A Participation note is intended to reflect the performance of the underlying equity securities on a one-to-one basis. During the year, Harbor Emerging Markets Equity Fund invested in participation notes to gain exposure to certain foreign markets. The Fund is entitled to receive dividends or other distributions paid on the underlying securities from the broker-dealer. The Fund however is not entitled to the same rights as an owner of the underlying securities, such as voting rights.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
74

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities are amortized over the life of the respective securities using the effective yield method.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
75

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
New Accounting Pronouncements
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as securities lending, and the related contractual maturity terms of these secured transactions. For more information on the remaining maturity period for outstanding securities lending transactions and the type of investment collateral pledged, please refer to the Securities Lending section in Note 3. The adoption of ASU 2014-11 had no impact on the Funds' net assets or results of operations.
In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2016 are as follows:
	Purchases (000s)	Sales (000s)
Harbor International Fund	$5,457,622	$11,324,361
Harbor Diversified International All Cap Fund	216,863	72,179
Harbor International Small Cap Fund	22,724	5,910
Harbor International Growth Fund	72,709	53,380
Harbor Global Growth Fund	33,745	41,899
Harbor Emerging Markets Equity Fund	17,875	25,040
Securities Lending
Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the year, Harbor International Fund and Harbor International Growth Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent (State Street Bank & Trust Company) and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund that seeks to provide income while maintaining a stable net asset value of $1.00. There is no assurance that the State Street Navigator Securities Lending Government Money Market Portfolio will maintain a stable net asset value and the Funds are subject to the risk of loss on the cash collateral
76

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
invested. This collateral is recognized as the gross liability for securities loaned in the Statement of Assets and Liabilities. During the term of the loan, the Funds will continue to receive interest, dividends, or other amounts, on the loaned securities, in addition to receiving a fee from the borrower and earning interest on the investment of the cash collateral. The Funds may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Net securities lending income is disclosed as such in the Statements of Operations. Securities loans may be terminated at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. The Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the value of the collateral falls below the value of the securities on loan. Each Fund seeks to mitigate this borrower risk by entering into a securities lending authorization agreement with its lending agent. The securities lending authorization agreement provides that, in the event of a borrower’s default, including bankruptcy, the lending agent will request that all loaned securities be returned by the borrower. In the event the borrower is unable or unwilling to return the loaned securities to the lending agent, the lending agent may apply the proceeds of the cash collateral from the loaned securities towards the purchase of replacement securities. If such proceeds are insufficient or the collateral is unavailable, the lending agent will purchase replacement securities at its sole expense. If the lending agent is unable to purchase replacement securities, it may credit to the relevant Fund’s account an amount equal to the fair value of the unreturned loaned securities. The value at October 31, 2016 of equity securities loaned and related cash collateral for Harbor International Fund was $313,358,000 and $330,060,000, respectively.  The value at October 31, 2016 of equity securities loaned and related cash collateral for Harbor International Growth Fund was $6,065,000 and $6,469,000, respectively. As the securities loaned are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of each securities lending transaction is considered to be overnight and continuous.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor International Fund	0.75%, 0.65%[a]	0.67%
Harbor Diversified International All Cap Fund	0.75	0.75
Harbor International Small Cap Fund	0.85	0.85
Harbor International Growth Fund	0.75	0.75
Harbor Global Growth Fund	0.75	0.75
Harbor Emerging Markets Equity Fund	0.95	0.95

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, 0.58% on assets between $36 billion and $48 billion, and 0.57% on assets over $48 billion through February 28, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor Diversified International All Cap Fund. For the period November 2, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.

77

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
•	Harbor International Small Cap Fund. For the period February 1, 2016 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.95%, 1.20%, 1.32% and 0.90% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.
•	Harbor International Growth Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.85%, 1.10%, 1.22% and 0.80% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.
•	Harbor Global Growth Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.90%, 1.15%, 1.27% and 0.85% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.
•	Harbor Emerging Markets Equity Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 1.15%, 1.40%, 1.52% and 1.10% for the Institutional Class, Administrative Class, Investor Class and Retirement Class, respectively. These contractual expense limitations are effective through February 28, 2017.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
78

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.08% of the average daily net assets of all Institutional shares
Administrative Class	0.08% of the average daily net assets of all Administrative shares
Investor Class	0.20% of the average daily net assets of all Investor shares
Retirement Class	0.03% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to the Investment Company Act exemptive rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor International Fund	—	—	—	23,841	23,841	0.0%
Harbor Diversified International All Cap Fund	3,952,213	25,004	25,000	44,834	4,047,051	25.9
Harbor International Small Cap Fund	1,450,000	24,500	24,500	20,390	1,519,390	87.6
Harbor International Growth Fund	—	—	—	75,050	75,050	0.3
Harbor Global Growth Fund	428,748	23,629	23,617	38,043	514,037	26.5
Harbor Emerging Markets Equity Fund	1,269,095	25,239	25,190	75,311	1,394,835	31.2
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $990,000 for the year ended October 31, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
79

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, disposition of passive foreign investment companies' securities, use of equalization and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2016 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid in Capital (000s)
Harbor International Fund	$146,516	$(177,970)	$31,454
Harbor Diversified International All Cap Fund	(640)	298	342
Harbor International Small Cap Fund	22	(22)	—
Harbor International Growth Fund	(78)	266	(188)
Harbor Global Growth Fund	90	(9)	(81)
Harbor Emerging Markets Equity Fund	(4)	22	(18)
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2016			As of October 31, 2015
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor International Fund	$714,056	$1,199,554	$1,913,610	$994,093	$ —	$994,093
Harbor Diversified International All Cap Fund	21	—	21	N/A	N/A	N/A
Harbor International Small Cap Fund	—	—	—	N/A	N/A	N/A
Harbor International Growth Fund	2,740	—	2,740	3,083	—	3,083
Harbor Global Growth Fund	—	1,607	1,607	589	3,461	4,050
Harbor Emerging Markets Equity Fund	342	—	342	135	—	135
As of October 31, 2016, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor International Fund	$671,451	$—	$5,470,105
Harbor Diversified International All Cap Fund	2,010	—	3,299
Harbor International Small Cap Fund	202	—	1,334
Harbor International Growth Fund	3,661	—	3,176
Harbor Global Growth Fund	—	—	5,120
Harbor Emerging Markets Equity Fund	336	—	1,780
80

Harbor International & Global Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the taxation of regulated investment companies, including the treatment of capital loss carryforwards. Under the Act, for taxable years subsequent to December 22, 2010, each Fund will be permitted to carry forward capital losses incurred in such taxable years for an unlimited period. However, any losses incurred during such taxable years will be required to be utilized prior to the losses incurred in taxable years prior to the Act, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses, as opposed to previous regulation, which permitted all capital loss carryforwards to be considered short-term.
Capital Loss to Expire in 2017 (000s)
Harbor International Growth Fund	$163,692
The following capital loss carryforwards do not expire:
	Capital Loss Carryforward
	Short-Term (000s)	Long-Term (000s)	Total (000s)
Harbor International Fund	$145,530	$65,799	$211,329
Harbor Diversified International All Cap Fund	1,114	—	1,114
Harbor International Small Cap Fund	360	—	360
Harbor International Growth Fund	—	7,314	7,314
Harbor Global Growth Fund	2,204	—	2,204
Harbor Emerging Markets Equity Fund	3,863	4,215	8,078
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor International Fund*	$31,384,125	$7,884,266	$(2,406,035)	$5,478,231
Harbor Diversified International All Cap Fund*	148,169	8,759	(5,442)	3,317
Harbor International Small Cap Fund*	17,308	2,074	(738)	1,336
Harbor International Growth Fund*	296,315	29,715	(26,507)	3,208
Harbor Global Growth Fund*	33,360	6,210	(1,089)	5,121
Harbor Emerging Markets Equity Fund*	36,081	3,770	(1,975)	1,795

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2016, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
81

Harbor International & Global Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR INTERNATIONAL FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased Options (rights/warrants)	$9,347
HARBOR DIVERSIFIED INTERNATIONAL ALL CAP FUND
Statement of Assets and Liabilities Caption	Equity Contracts (000s)
Purchased Options (rights/warrants)	$1
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2016, were:
HARBOR INTERNATIONAL FUND
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$3,036
HARBOR INTERNATIONAL GROWTH FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$65
HARBOR EMERGING MARKETS EQUITY FUND
Net Realized Gain/(Loss) on Derivatives	Equity Contracts (000s)
Purchased Options (rights/warrants)	$1

a	Rounds to less than $1,000.
Note 7—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
82

Harbor International & Global Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund, (six of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2016, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor International Fund, Harbor Diversified International All Cap Fund, Harbor International Small Cap Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Emerging Markets Equity Fund of the Harbor Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2016
83

Harbor International & Global Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor International Fund
Institutional Class	0.77%
Actual		$3.85	$1,000	$ 989.20
Hypothetical (5% return)		3.91	1,000	1,021.17
Administrative Class	1.02%
Actual		$5.10	$1,000	$ 988.00
Hypothetical (5% return)		5.18	1,000	1,019.88
Investor Class	1.14%
Actual		$5.69	$1,000	$ 987.40
Hypothetical (5% return)		5.79	1,000	1,019.26
Retirement Class	0.72%
Actual		$3.60	$1,000	$ 989.50
Hypothetical (5% return)		3.66	1,000	1,021.43
84

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Diversified International All Cap Fund
Institutional Class	0.85%
Actual		$4.28	$1,000	$1,006.20
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.54	$1,000	$1,005.20
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.15	$1,000	$1,005.20
Hypothetical (5% return)		6.19	1,000	1,018.85
Retirement Class	0.80%
Actual		$4.03	$1,000	$1,007.20
Hypothetical (5% return)		4.06	1,000	1,021.01
Harbor International Small Cap Fund
Institutional Class	0.95%
Actual		$4.84	$1,000	$1,024.70
Hypothetical (5% return)		4.82	1,000	1,020.24
Administrative Class	1.20%
Actual		$6.10	$1,000	$1,022.80
Hypothetical (5% return)		6.09	1,000	1,018.95
Investor Class	1.32%
Actual		$6.72	$1,000	$1,022.90
Hypothetical (5% return)		6.70	1,000	1,018.33
Retirement Class	0.90%
Actual		$4.58	$1,000	$1,024.70
Hypothetical (5% return)		4.57	1,000	1,020.50
Harbor International Growth Fund
Institutional Class	0.85%
Actual		$4.34	$1,000	$1,034.50
Hypothetical (5% return)		4.32	1,000	1,020.76
Administrative Class	1.10%
Actual		$5.62	$1,000	$1,033.70
Hypothetical (5% return)		5.58	1,000	1,019.47
Investor Class	1.22%
Actual		$6.23	$1,000	$1,033.10
Hypothetical (5% return)		6.19	1,000	1,018.85
Retirement Class	0.80%
Actual		$4.09	$1,000	$1,035.30
Hypothetical (5% return)		4.06	1,000	1,021.01
85

Harbor International & Global Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.52	$1,000	$1,002.00
Hypothetical (5% return)		4.57	1,000	1,020.50
Administrative Class	1.15%
Actual		$5.78	$1,000	$1,000.50
Hypothetical (5% return)		5.84	1,000	1,019.21
Investor Class	1.27%
Actual		$6.38	$1,000	$1,000.00
Hypothetical (5% return)		6.44	1,000	1,018.59
Retirement Class	0.85%
Actual		$4.27	$1,000	$1,002.00
Hypothetical (5% return)		4.32	1,000	1,020.76
Harbor Emerging Markets Equity Fund
Institutional Class	1.15%
Actual		$6.12	$1,000	$1,118.50
Hypothetical (5% return)		5.84	1,000	1,019.21
Administrative Class	1.40%
Actual		$7.46	$1,000	$1,118.60
Hypothetical (5% return)		7.10	1,000	1,017.92
Investor Class	1.52%
Actual		$8.08	$1,000	$1,116.00
Hypothetical (5% return)		7.71	1,000	1,017.30
Retirement Class	1.10%
Actual		$5.86	$1,000	$1,118.50
Hypothetical (5% return)		5.58	1,000	1,019.47

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
86

Harbor International & Global Funds
Additional Information (Unaudited)

Additional Tax Information
The Funds designate the following portions of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
Percentage of Distribution
Harbor International Fund	16%
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2016:
Amount (000s)
Harbor International Fund	$1,199,554
Harbor Global Growth Fund	1,607
For the fiscal year ended October 31, 2016, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.
The Funds designate the following for Federal income tax purposes:
	Foreign Taxes Paid (000s)	Foreign Source Earned Income (000s)
Harbor International Fund	$58,077	$772,842
Harbor Diversified International All Cap Fund	255	3,598
Harbor International Small Cap Fund	24	328
Harbor International Growth Fund	503	6,482
Harbor Emerging Markets Equity Fund	110	1,087
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2016 will receive a Form 1099-DIV in January 2017 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
87

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

88

Harbor International & Global Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
89

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
90

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
91

Glossary—Continued

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
92

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
93

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
94

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.IG.1016

Annual Report
October 31, 2016
Strategic Markets  Funds

	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds
Annual Report Overview (Unaudited)

The Fund’s fiscal year ended October 31, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Fund. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2016
HARBOR STRATEGIC MARKETS FUNDS	Institutional Class	Administrative Class
Harbor Commodity Real Return Strategy Fund	-0.38%	-0.85%

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2016
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
STRATEGIC MARKET FUNDS	2012	2013	2014	2015	2016
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.07%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.33

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund’s portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25% and Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.
1

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
The Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments.
Commodities had a roller-coaster performance in the fiscal year ended October 31, 2016. Declining commodities prices led to double-digit negative returns in the fiscal first quarter followed by a significant recovery in the fiscal second quarter. Commodities prices largely moved sideways in the aggregate for the balance of the 2016 fiscal year. The Bloomberg Commodity Index Total ReturnSM had a return of -2.62% for the fiscal year.
Advancing oil prices and expectations of higher inflation helped U.S. Treasury Inflation Protected Securities (“TIPS”) outperform conventional U.S. Treasury bonds in fiscal 2016. TIPS, agency mortgage backed securities and the rest of the fixed income portfolio backing the derivative instruments helped the Fund outperform for the fiscal year.
Comments by the portfolio managers of the Harbor Commodity Real Return Strategy Fund can be found in the pages preceding the Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended October 31, 2016
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%	-10.61%	-5.81%	N/A
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.23%	4.99%	1.22%	5.90%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	2.98	8.91	3.72	N/A
MSCI World (ND) (global stocks)	1.18	9.03	3.89	7.40
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	0.22	3.63	1.61	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	9.27	0.55	3.49	N/A
Domestic Equities
Russell 3000® (entire U.S. stock market)	4.24%	13.35%	6.76%	9.87%
S&P 500 (large cap stocks)	4.51	13.57	6.70	9.95
Russell Midcap® (mid cap stocks)	4.17	13.12	7.55	11.23
Russell 2000® (small cap stocks)	4.11	11.51	5.96	9.01
Russell 3000® Growth (growth stocks)	2.08	13.47	8.11	9.31
Russell 3000® Value (value stocks)	6.55	13.17	5.31	10.06
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High-Yield (domestic high-yield bonds)	8.21%	7.16%	6.51%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37	2.90	4.64	6.48%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	5.89	1.47	4.46	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.31	0.11	0.88	3.54
Harbor Funds Trustee Retires
On December 31, 2016, Rodger F. Smith will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Rodger has served shareholders as a member of the board since 1987. His 29 years of service is the longest of any Harbor Funds trustee. Rodger’s knowledge of investments, the asset management industry and his broad business experience accumulated during his business and consulting career have been beneficial in the growth and development of Harbor Funds. Rodger was the first lead independent trustee of Harbor Funds, serving in that role for six years until his retirement. Rodger always focused on the best interests of fund shareholders. His insights and observations have been very helpful to the board and senior members of the Harbor Funds team. We wish Rodger the very best in what we know will be a very active retirement.
The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Rodger Smith’s retirement, the board will be reduced, at least temporarily, from eight members to seven, of whom six are independent. The board has added several trustees in recent years in anticipation of certain scheduled trustee retirements.
Start Investing As Early As Possible
The end of a calendar year can serve as a useful checkpoint to evaluate your financial goals and your investments. We always encourage shareholders to take a long term perspective with all of their investments. With the growth in defined contribution plans, more and more investors each year have primary responsibility for their own retirement investments as well as their other investment needs.
We suggest each investor invest in a diversified asset allocation of stocks, bonds and cash that is consistent with your long term financial objectives and a level of risk that you find acceptable. While we know it is not always possible to invest as much as you would like for future needs, we encourage all investors to start as early as possible to save and invest for retirement
2

and other long term financial goals. Financial markets are volatile and stocks and bonds can go up and down in value. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt have historically helped many investors achieve their financial objectives. For those investors investing for retirement, we suggest you consider the following:
1.	If you have a defined contribution retirement plan where you work, if possible, invest at least as much as necessary to obtain any company match;
2.	If you can do so, invest the maximum permitted each year in an individual retirement account; and
3.	Invest in a taxable account so you have other assets to tap for emergencies or other situations where you would prefer not to disturb your longer term investments.
With careful planning and budgeting all of us can come closer to meeting our financial goals. Harbor Funds offers equity, strategic markets and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
December 21, 2016

David G. Van Hooser
Chairman
3

Harbor Commodity Real Return Strategy Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2008
Nicholas J. Johnson
Since 2015
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2008.
Investment Objective
Maximize real return, consistent with prudent investment management
Principal Style Characteristics
Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments
Mihir P. Worah

Nicholas J. Johnson

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
The future path of monetary policy globally continued to be a focus for bond markets for the fiscal year ended October 31, 2016. Markets remained relatively resilient despite a host of geopolitical shocks, though volatility generally remained below long-term average.
The end of 2015 saw robust domestic demand in the U.S., driven predominantly by consumer spending, which was supported by job gains and rising consumer confidence. This positive tone allowed the Federal Reserve (Fed) to begin reducing monetary accommodation, lifting the policy rate by 25 basis points in a unanimous vote in December 2015. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. However, a strong U.S. economy and successful liftoff by the Fed stood in contrast to challenges policymakers faced globally. In the eurozone, weak inflation led to additional policy action from the European Central Bank (ECB), which continued into 2016.
Global recession fears from early 2016 receded amid continued positive economic data in the U.S., including signs of labor market strength and higher inflation. However, this sustained period of low volatility was briefly broken by the unexpected “Brexit” result in the U.K.’s historic referendum. The British public voted to end the 40+ year relationship with the EU, resulting in a sharp risk sell-off as markets scrambled to price in the unanticipated outcome. While moves on the day were significant, many were not as outsized when put in the context of price levels earlier in the year. However, markets generally shook off the surprise “Brexit” result as equities rallied and volatility remained low despite building concerns over the future path of monetary policy globally.
Markets generally recovered from post-Brexit volatility and remained relatively resilient, despite a host of geopolitical shocks including new leadership in the U.K. and Brazil, an attempted coup in Turkey, and an increasingly contentious presidential race in the U.S. Volatility generally remained below long-term averages, U.S. equities set new all-time highs, credit spreads tightened, and emerging market assets performed well in the seemingly benign market environment.
The U.S. Treasury curve flattened during the 2016 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Calmer markets and lower volatility impacted markets as fixed income spread sectors generally performed well over the fiscal year. U.S. Treasury Inflation Protected Securities, or TIPS, outperformed U.S. nominal Treasurys during the fiscal year as breakeven inflation levels moved higher on advancing oil prices and an upside surprise to inflation readings.
PERFORMANCE
Harbor Commodity Real Return Strategy Fund returned -0.38% (Institutional Class) and -0.85% (Administrative Class) for fiscal 2016, outperforming the -2.62% return of the Bloomberg Commodity Index Total ReturnSM benchmark. From a longer-term perspective, the Fund has outperformed the index since its inception in 2008.
The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. The following strategies helped returns during the fiscal year:
•	Implementation of value-added commodity alpha strategies
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation amid strong investor demand and a recovery in the housing sector
•	The use of TIPS collateral, which outperformed U.S. Treasury bills as inflation expectations rose
•	Tactical short currency exposure against the a basket of emerging market currencies which depreciated over the period
4

Harbor Commodity Real Return Strategy Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	84.8%
Brazil Letras Do Tesouro Nacional	5.0%
Cooperatieve Rabobank UA	2.8%
Realkredit Danmark AS	2.5%
U.K. Gilt Inflation Linked	2.5%
JP Morgan Chase & Co.	2.1%
Italy Buoni Poliennali Del Tesoro	1.8%
Telefonica Emisiones SAU	1.8%
Citigroup Mortgage Loan Trust Inc.	1.7%
UBS Group Funding Jersey Ltd.	1.4%
The following strategies were negative or neutral for returns during the fiscal year:
•	Nominal interest rate strategies in the U.S., specifically an underweight to intermediate maturities, as yields fell during the 2016 fiscal year
OUTLOOK & STRATEGY
Over the next twelve months, we expect global growth to pick up slightly from around 2.5% this year to 2.5%‒3.0%, with inflation remaining below target in most major developed market economies. Our baseline forecast is for a continuous global expansion, mostly supportive monetary and fiscal policies and broadly range-bound markets. However, we are concerned about risks that lurk beneath the surface, especially with asset prices that in many cases appear stretched, and periods of relative calm in the markets are likely to be punctuated by bouts of volatility and uncertainty brought on by the “cause” of the moment. The most relevant swing factors for our cyclical outlook are productivity, which drives the supply side of the economy and thus potential output growth; policy, the main determinant of aggregate demand; and politics, the main non-economic source of uncertainty and volatility.
In the U.S., we predict growth returning to 2%‒2.5% in 2017, following the soft patch earlier this year. We expect an end to the inventory correction and a revival of business investment amid robust consumer spending. We believe that a rise in headline CPI inflation to 2%‒2.5% next year will likely allow a data-dependent Fed to raise interest rates two or three times between now and year-end 2017.
For the eurozone, growth momentum should remain broadly unchanged at 1%‒1.5% in 2017, which is above potential output growth of at most 1%. Yet, with inflation unlikely to make much progress toward the ECB’s “below but close to 2%” objective, we expect a further round of monetary easing as soon as December 2016, the potential for additional easing next year and a likely extension of quantitative easing beyond March. Our forecast calls for U.K. growth to slow temporarily into a 0%‒1% range next year as Brexit-related uncertainties dampen investment and make consumers more cautious to spend.
In Japan, we expect somewhat higher growth of 0.5%‒1.0% in 2017, supported by significant fiscal stimulus. We believe that as fiscal policy turns expansionary, monetary policy may gain more traction, especially now that the Bank of Japan (BOJ) has recalibrated its easing program with a view to minimizing the negative side effects on the financial sector. Our forecast for China is a further gradual slowdown in growth to 5.75%‒6.25% in 2017 from 6.4% this year. The slowing of economic growth in the industrial complex – which is what matters most for global trade and commodities – has already happened in recent years, and with an orderly depreciation in the currency, we believe that China is not likely to throw a wrench into the wheels of the global economy.
Better prospects for the emerging markets (EM) are a key feature of our 2017 forecast. We expect aggregate GDP growth in EM to accelerate from about 4.5% this year to 4.75%‒5.25% next year. External conditions for many EM economies have improved due to the stabilization of commodity prices and the U.S. dollar. We believe that internal conditions are also more conducive to growth: inflation has likely peaked, giving central banks room to ease; several countries are making progress on structural reforms; and deep recessions in Brazil and Russia should give way to modest recoveries, removing a major drag on aggregate EM growth.
With respect to portfolio strategy, we plan to:
•	Within commodities, focus on sectors with naturally declining supply (energy) as they are likely to outperform those that require producer discipline to bring down supply (metals). We continue to look to take advantage of relative value opportunities on commodity forward curves and inter-commodity spreads
•	Tactically manage real duration, favoring TIPS relative to nominals and looking to take advantage of attractive opportunities in global inflation-linked bond markets
•	Hold marginal positions in global inflation-linked bonds in countries that offer higher real, or inflation-adjusted, yields and potential policy maneuverability
•	Maintain an allocation to non-agency mortgages, as we believe they offer an attractive source of yield
•	Within currency, have a short exposure to the Chinese yuan which we anticipate will exhibit further weakness while also overweight select EM currencies including the Mexican peso
5

Harbor Commodity Real Return Strategy Fund
Managers' Commentary—Continued

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
6

Harbor Commodity Real Return Strategy Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029
Cusip	411511397
Ticker	HACMX
Inception Date	09/02/2008
Net Expense Ratio	0.94% [a]
Total Net Assets (000s)	$75,908

ADMINISTRATIVE CLASS

Fund #	2229
Cusip	411511389
Ticker	HCMRX
Inception Date	09/02/2008
Net Expense Ratio	1.19% [a]
Total Net Assets (000s)	$503
Portfolio Statistics
Average Market Coupon	1.21%
Yield to Maturity	1.94%
Current 30-Day Yield (Institutional Class)	0.81%
Weighted Average Maturity	3.01 years
Weighted Average Duration	2.81 years
Portfolio Turnover (Year Ended 10/31/2016)	1,069%
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	20.30%
>1 to 5	84.04%
>5 to 10	-3.89%
>10 to 15	-2.29%
>15 to 20	0.00%
>20 to 25	0.27%
>25 yrs.	1.57%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Commodity Index Total ReturnSM. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 09/02/2008 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Commodity Real Return Strategy Fund
Institutional Class	-0.38%	-10.64%	-7.33%	09/02/2008	$5,373
Administrative Class	-0.85	-10.88	-7.58	09/02/2008	5,256
Comparative Index
Bloomberg Commodity Index Total ReturnSM	-2.62%	-10.61%	-9.27%	—	$4,520
As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 1.30% (Gross) (Institutional Class); and 1.19% (Net) and 1.55% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
7

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -21.7%)
ASSET-BACKED SECURITIES—8.2%
Principal Amount		Value
	Bear Stearns Asset Backed Securities Trust
	Series 2006-2 Cl. M1
$384	0.954%—07/25/2036[1]	$ 381
	Citigroup Mortgage Loan Trust Inc.
	Series 2006-NC1 Cl. A1
381	0.664%—08/25/2036[1,2]	353
	Series 2005-HE3 Cl. M2
1,000	1.254%—09/25/2035[1]	981
		1,334
	Commercial Industrial Finance Corp.
	Series 2007-1A Cl. A1L
90	1.067%—05/10/2021[1,2]	91
	Countrywide Asset-Backed Certificates
	Series 2005-15 Cl. 1AF6
42	5.530%—04/25/2036[3]	43
	First Franklin Mortgage Loan Trust
	Series 2005-FF11 Cl. A2D
205	1.214%—11/25/2035[1]	206
	Series 2005-FFH1 Cl. M2
900	1.314%—06/25/2036[1]	681
		887
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
363	1.061%—05/21/2021[1,2]	361
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
208	0.774%—06/25/2036[1]	119
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
110	0.604%—10/25/2036[1]	63
	Series 2006-HE8 Cl. A1
351	0.664%—10/25/2036[1]	281
		344
	Navient Student Loan Trust
	Series 2016-7
100	1.670%—03/25/2066[1,2]	100
	People's Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
600	1.804%—01/25/2035[1]	540
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€511	0.000%—12/15/2023[1]	548
	Small Business Administration Participation Certificates
	Series 2007-20K Cl. 1
$271	5.510%—11/01/2027	302
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	0.814%—05/25/2036[1]	176
ASSET-BACKED SECURITIES—Continued
Principal Amount			Value
		Stone Tower Capital LLC
		Series 2007-6A Cl. A1
	$2	1.110%—04/17/2021[1,2]	$ 2
		Structured Asset Investment Loan Trust
		Series 2006-BNC2 Cl. A5
	720	0.694%—05/25/2036[1]	662
		Venture CLO Ltd.[4]
		Series 2006-7A Cl. A1A
	385	1.111%—01/20/2022[1,2]	382
TOTAL ASSET-BACKED SECURITIES
(Cost $5,946)			6,272

COLLATERALIZED MORTGAGE OBLIGATIONS—1.1%
		Eurosail-UK plc
		Series 2007-3X Cl. A3A
	£57	1.329%—06/13/2045[1]	67
		Marche Mutui Srl
		Series 4 Cl. A
	€17	0.108%—02/25/2055[1]	19
		Series 6 Cl. A1
	48	1.938%—01/27/2064[1]	53
			72
		Morgan Stanley Mortgage Loan Trust
		Series 2006-8AR Cl. 6A1
	$166	2.674%—06/25/2036[1]	162
		Thornburg Mortgage Securities Trust
		Series 2006-4 Cl. A2B
	87	3.090%—07/25/2036[1]	84
		Wachovia Mortgage Loan Trust LLC
		Series 2005-B Cl. 2A4
	471	3.266%—10/20/2035[3]	430
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $764)			815

CORPORATE BONDS & NOTES—15.5%
		Aetna Inc.
	100	1.491%—12/08/2017[1]	100
		Ally Financial Inc.
	400	5.500%—02/15/2017	404
		Banca Carige SpA MTN[5]
	€100	3.750%—11/25/2016	110
		BG Energy Capital plc
	£100	6.500%—11/30/2072[3]	129
		Brfkredit AS
DKK$	400	2.000%—10/01/2017	60
	200	4.000%—01/01/2018	31
			91
		Cooperatieve Rabobank UA
	$2,100	1.220%—04/28/2017[1]	2,101
		Credit Suisse Group Funding Guernsey Ltd.
	250	3.800%—09/15/2022	255
		Deutsche Bank AG
	400	4.250%—10/14/2021[2]	403
		ING Bank NV MTN[5]
	100	2.625%—12/05/2022[2]	103
		JP Morgan Chase & Co. MTN[5]
	1,590	1.432%—04/25/2018[1]	1,590

8

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Navient Corp. MTN[5]
	$300	1.253%—11/01/2016[3,6]	$ 300
	100	5.500%—01/15/2019	102
			402
		Nordea Kredit Realkreditaktieselskab
DKK$	300	1.000%—10/01/2017	45
	600	2.000%—10/01/2017	90
			135
		Nykredit Realkredit AS
	1,100	1.000%—04/01/2017-07/01/2017	164
	4,100	2.000%—04/01/2017-10/01/2017	614
			778
		Petrobras Global Finance BV
	$200	4.375%—05/20/2023	182
		Realkredit Danmark AS
DKK$	8,200	1.000%—01/01/2017-04/01/2018	1,217
	4,800	2.000%—01/01/2017-04/01/2017	715
			1,932
		Royal Bank of Scotland plc MTN[5]
	€200	6.934%—04/09/2018	238
		SSE plc
	200	5.625%—10/01/2017[3,7]	229
		Telefonica Emisiones SAU
	$1,400	1.513%—06/23/2017[1]	1,399
		UBS Group Funding Jersey Ltd.
	1,000	2.661%—04/14/2021[1,2]	1,033
		Unibail-Rodamco SE MTN[5]
	200	1.650%—04/16/2019[1]	199
TOTAL CORPORATE BONDS & NOTES
(Cost $11,918)			11,813

FOREIGN GOVERNMENT OBLIGATIONS—11.7%
		Autonomous Community of Catalonia
	€100	4.950%—02/11/2020	118
		Brazil Letras Do Tesouro Nacional
R$	13,100	0.000%—01/01/2017-01/01/2018[8]	3,810
		France Government Bond OAT
	€214	1.850%—07/25/2027[6]	303
		Hellenic Railways Organization SA
	200	4.028%—03/17/2017	216
		Italy Buoni Poliennali Del Tesoro
	1,085	2.350%—09/15/2024[2,6]	1,359
		Mexican Bonos
MEX$	4,253	4.750%—06/14/2018	223
		Mexican Bonos de Proteccion Al Ahorro
	1,900	4.330%—06/29/2017[1,6]	102
		Mexican Udibonos
	152	4.000%—11/08/2046[6]	9
		New Zealand Government Bond
NZD$	1,200	2.000%—09/20/2025[6]	924
		U.K. Gilt Inflation Linked[6]
	£1,229	0.125%—03/22/2024-03/22/2058	1,885
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $9,200)			8,949

MORTGAGE PASS-THROUGH—0.4%
Principal Amount		Value
(Cost $283)
	Federal National Mortgage Association
$290	4.000%—02/01/2041	$ 311

U.S. GOVERNMENT OBLIGATIONS—84.8%
	U.S. Treasury Bonds
150	2.250%—08/15/2046	140
1,540	2.500%—02/15/2046	1,513
		1,653
	U.S. Treasury Inflation Indexed Bonds[6]
24,823	0.125%—04/15/2018-07/15/2026	25,149
209	0.125%—01/15/2023[9]	212
447	0.250%—01/15/2025[9]	454
2,967	0.375%—07/15/2023-07/15/2025	3,060
7,504	0.625%—07/15/2021-01/15/2026	7,875
1,982	0.625%—01/15/2024[9]	2,072
417	1.000%—02/15/2046	450
4,760	1.250%—07/15/2020[9]	5,085
4,170	1.375%—07/15/2018-02/15/2044	4,511
23	1.750%—01/15/2028[9]	27
7,219	1.875%—07/15/2019	7,742
1,738	2.375%—01/15/2025	2,059
931	2.500%—01/15/2029[9]	1,171
322	3.875%—04/15/2029[9]	460
		60,327
	U.S. Treasury Notes
300	1.125%—08/31/2021	297
2,500	1.625%—05/15/2026	2,457
15	2.000%—08/31/2021[9]	16
15	2.125%—09/30/2021	16
50	2.250%—07/31/2021	52
		2,838
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $62,930)		64,818

SHORT-TERM INVESTMENTS—27.4%
CERTIFICATES OF DEPOSIT—0.6%†
	Barclays plc
200	0.000%—09/08/2017[1]	200
	Credit Suisse NY
300	0.000%—09/12/2017[1]	301
		501
REPURCHASE AGREEMENTS—26.7%
6,500	Repurchase Agreement with Citigroup dated October 31, 2016 due November 01, 2016 at 0.540% collateralized by U.S. Treasury Notes (value $6,625)	6,500
7,100	Repurchase Agreement with Credit Suisse dated October 31, 2016 due November 01, 2016 at 0.520% collateralized by U.S. Treasury Notes (value $7,225)	7,100

9

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

SHORT-TERM INVESTMENTS—Continued
Principal Amount		Value
REPURCHASE AGREEMENTS—Continued
$6,500	Repurchase Agreement with JP Morgan Chase & Co. dated October 31, 2016 due November 01, 2016 at 0.540% collateralized by U.S. Treasury Notes (value $6,637)	$ 6,500
264	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $270)	264
		20,364
U.S. GOVERNMENT AGENCIES—0.1%†
	Federal Home Loan Bank Discount Notes
100	0.265%—11/30/2016	100
TOTAL SHORT-TERM INVESTMENTS
(Cost $20,964)		20,965
TOTAL INVESTMENTS—149.1%
(Cost $112,005)		113,943
CASH AND OTHER ASSETS, LESS LIABILITIES—(49.1)%		(37,532)
TOTAL NET ASSETS—100.0%		$ 76,411
FUTURES CONTRACTS OPEN AT OCTOBER 31, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-BTP Futures (Sell)	6	€ 600	12/08/2016	$ 30
Euro-Bund Futures (Sell)	3	300	12/08/2016	6
Euro-OAT Futures (Sell)	7	700	12/08/2016	21
Cocoa Futures (Buy)	5	£ —	03/16/2017	1
Cocoa Futures (Sell)	3	—	12/13/2016	(1)
United Kingdom GILT Futures 90 day (Sell)	5	500	12/28/2016	36
Brent Crude Oil Futures (Buy)	2	$ 2	11/30/2016	(8)
Brent Crude Oil Futures (Buy)	9	9	01/31/2017	(3)
Brent Crude Oil Futures (Buy)	14	14	10/31/2017	16
Brent Crude Oil Futures (Buy)	2	2	11/30/2017	11
Brent Crude Oil Futures (Sell)	13	13	04/28/2017	(1)
Brent Crude Oil Futures (Sell)	7	7	07/31/2017	(27)
Brent Crude Oil Futures (Sell)	1	1	08/31/2017	(6)
Brent Crude Oil Futures (Sell)	1	1	01/31/2018	(12)
Brent Crude Oil Futures (Sell)	1	1	02/28/2018	(5)
Brent Crude Oil Futures (Sell)	3	3	04/30/2018	(22)
Chicago Ethanol Swap Futures (Buy)	1	42	12/30/2016	7
Cocoa Futures (Sell)	2	—	12/14/2016	—
Corn Futures (Buy)	3	15	07/14/2017	3
Corn Futures (Buy)	2	10	12/14/2017	1
Corn Futures (Sell)	2	10	12/14/2016	(3)
Cotton Futures (Sell)	1	50	12/07/2016	(2)
Eurodollar Futures-CME 90 day (Sell)	13	3,250	12/19/2016	—
Gasoil Futures (Buy)	4	—	12/12/2017	7
Gasoil Futures (Sell)	2	—	06/12/2017	(3)
Gasoil Futures (Sell)	2	—	06/12/2018	(4)
Gasoline Futures (Buy)	1	42	02/28/2017	3
Gasoline Futures (Buy)	1	42	03/31/2017	8
Gasoline Futures (Sell)	2	84	12/30/2016	6
Gasoline Futures (Sell)	1	42	05/31/2017	(8)
Gold Futures (Sell)	2	—	12/28/2016	10
Heating Oil Futures (Buy)	1	42	02/28/2017	1
Heating Oil Futures (Sell)	1	42	05/31/2017	(1)
Lean Hogs Futures (Buy)	1	40	02/14/2017	3
10

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FUTURES CONTRACTS—Continued
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Lean Hogs Futures (Sell)	1	$ 40	04/17/2017	$ (2)
Light Sweet Crude Oil Futures (Buy)	4	4	08/21/2017	(3)
Light Sweet Crude Oil Futures (Buy)	10	10	08/22/2017	78
Light Sweet Crude Oil Futures (Buy)	2	2	09/20/2017	8
Light Sweet Crude Oil Futures (Buy)	6	6	02/20/2018	23
Light Sweet Crude Oil Futures (Buy)	2	2	05/22/2018	(3)
Light Sweet Crude Oil Futures (Sell)	4	4	02/17/2017	5
Light Sweet Crude Oil Futures (Sell)	1	1	02/21/2017	(1)
Light Sweet Crude Oil Futures (Sell)	3	3	05/22/2017	2
Light Sweet Crude Oil Futures (Sell)	1	1	07/20/2017	(4)
Light Sweet Crude Oil Futures (Sell)	13	13	11/20/2017	(40)
Light Sweet Crude Oil Futures (Sell)	2	2	11/19/2018	2
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	11/30/2016	—
LLS vs. WTI Light Sweet Crude Oil Swap Futures (Buy)	1	1	12/30/2016	—
Natural Gas Futures (Buy)	4	40	11/28/2016	(7)
Natural Gas Futures (Buy)	4	40	03/29/2017	19
Natural Gas Futures (Buy)	2	20	05/26/2017	(2)
Natural Gas Futures (Buy)	4	40	06/28/2017	(4)
Natural Gas Futures (Buy)	14	140	12/27/2017	7
Natural Gas Futures (Buy)	12	120	03/27/2018	11
Natural Gas Futures (Sell)	8	80	12/28/2016	9
Natural Gas Futures (Sell)	3	30	02/24/2017	(2)
Natural Gas Futures (Sell)	3	30	04/26/2017	2
Natural Gas Futures (Sell)	17	170	09/27/2017	(14)
Natural Gas Futures (Sell)	9	90	02/26/2018	(7)
Natural Gas Swap Futures (Buy)	16	40	03/29/2017	19
Natural Gas Swap Futures (Buy)	4	10	12/27/2017	5
Natural Gas Swap Futures (Buy)	4	10	01/29/2018	4
Natural Gas Swap Futures (Buy)	4	10	02/26/2018	3
Natural Gas Swap Futures (Buy)	8	20	03/27/2018	1
Natural Gas Swap Futures (Buy)	4	10	04/26/2018	(1)
Natural Gas Swap Futures (Buy)	4	10	05/29/2018	(1)
Natural Gas Swap Futures (Buy)	4	10	06/27/2018	(1)
Natural Gas Swap Futures (Buy)	4	10	07/27/2018	(1)
Natural Gas Swap Futures (Buy)	4	10	08/29/2018	(1)
Natural Gas Swap Futures (Buy)	4	10	09/26/2018	—
Natural Gas Swap Futures (Buy)	4	10	10/29/2018	—
Natural Gas Swap Futures (Buy)	4	10	11/28/2018	1
Natural Gas Swap Futures (Sell)	16	40	02/24/2017	(16)
Natural Gas Swap Futures (Sell)	4	10	09/27/2017	(4)
Platinum Futures (Buy)	6	—	01/27/2017	(19)
Soybean Futures (Buy)	2	—	03/14/2017	1
Soybean Futures (Sell)	2	—	05/12/2017	(2)
Soybean Futures (Sell)	2	10	11/14/2017	(5)
Sugar Futures (Buy)	9	1,008	06/30/2017	4
Sugar Futures (Sell)	1	112	02/28/2017	(1)
Sugar Futures (Sell)	9	1,008	04/28/2017	(3)
U.S. Treasury Bond Futures 30 year (Sell)	14	1,400	12/20/2016	113
U.S. Treasury Note Futures 2 year (Sell)	56	11,200	12/30/2016	10
U.S. Treasury Note Futures 5 year (Buy)	78	7,800	12/30/2016	(54)
U.S. Treasury Note Futures 10 year (Buy)	33	3,300	12/20/2016	(28)
Wheat Futures (Buy)	3	15	12/14/2016	(3)
Wheat Futures (Buy)	2	10	07/14/2017	—
Wheat Futures (Sell)	3	15	03/14/2017	4
Wheat Futures (Sell)	2	10	07/14/2017	—
White Sugar Futures (Buy)	1	—	02/13/2017	1
Total Futures Contracts				$167

11

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2016
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Paid (000s)	Value (000s)
Commodity - Crude Oil Futures (Call)	ICE Group	1	$ 60.00	11/25/2016	$ 2	$—
Commodity - Crude Oil Futures (Call)	ICE Group	1	61.00	11/25/2016	2	—
Euro-Bund Futures (Call)	Eurex	3	€ 175.50	11/25/2016	—	—
U.K. LIBOR Future 90 day (Put)	ICE Group	108	£ 98.50	12/21/2016	11	—
U.K. LIBOR Future 90 day (Put)	ICE Group	24	98.50	06/21/2017	1	—
Total Purchased Options that Require Periodic Settlement of Variation Margin					$ 16	$—
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Rate/Price	Expiration Date	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Bank USA	14,800,000	1.250%	12/27/2016	$ 13	$ 1
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Bank USA	14,200,000	1.250	01/09/2017	7	1
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	14,200,000	1.200	02/13/2017	7	4
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	15,200,000	1.250	02/06/2017	8	3
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	11,300,000	1.250	02/21/2017	6	3
Interest Rate Swap Option 5 year (Put)	Credit Suisse International	1,900,000	3.400	12/05/2016	14	—
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	1,500,000	2.720	07/16/2018	17	19
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	2,000,000	2.770	07/16/2018	23	24
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	500,000	2.150	06/15/2018	50	44
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	500,000	2.150	06/15/2018	50	45
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	600,000	2.860	10/23/2018	41	24
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	100,000	2.590	12/10/2018	11	5
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.600	03/29/2019	86	60
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	400,000	2.610	10/17/2018	37	20
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	100,000	2.610	11/15/2018	10	5
Federal National Mortgage Association Future 60 day (Put)	Credit Suisse International	2,000,000	$ 80.00	11/07/2016	—	—
U.S. Treasury Note Option 2 year (Call)	Chicago Board of Trade	35	111.00	12/23/2016	—	—
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	78	112.50	11/25/2016	1	—
U.S. Treasury Note Option 10 year (Call)	Chicago Board of Trade	14	215.00	11/25/2016	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	17	113.00	12/23/2016	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	15	114.50	11/25/2016	—	—
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	33	118.00	12/23/2016	—	—
Total Purchased Options Not Settled Through Variation Margin					$381	$258
Total Purchased Options					$397	$258

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	108	£ 98.00	12/21/2016	$ 2	$—
U.K. LIBOR Future 90 day (Put)	ICE Group	24	98.00	06/21/2017	—	—
Total Written Options that Require Periodic Settlement of Variation Margin					$ 2	$—
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,600,000	234.810 [j]	03/24/2020	$ 18	$ (14)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	200,000	244.170 [j]	05/16/2024	1	—
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	400,000	120.720 [j]	06/22/2035	18	(3)
Credit Default Option (Call)	BNP Paribas SA	700,000	1.000%	11/16/2016	1	—
Credit Default Option (Call)	BNP Paribas SA	800,000	1.000	12/21/2016	1	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	3,000,000	2.500	10/23/2018	42	(21)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	1,900,000	2.250	10/17/2018	38	(18)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	500,000	2.250	11/15/2018	11	(5)
12

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	500,000	2.250%	12/10/2018	$ 11	$ (5)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,300,000	2.300	03/29/2019	86	(53)
Interest Rate Swap Option 5 year 5 year (Put)	Bank of America NA	600,000	1.950	11/04/2016	2	(5)
Interest Rate Swap Option 5 year 5 year (Call)	Credit Suisse International	400,000	2.400	12/05/2016	3	(6)
Commodity - Crude Oil Futures (Call)	New York Mercantile Exchange	1	$ (0.25)	12/19/2016	—	—
Commodity - Crude Oil Futures (Call)	New York Mercantile Exchange	1	(0.25)	01/19/2017	—	—
Commodity - Crude Oil Futures (Call)	New York Mercantile Exchange	1	(0.25)	02/17/2017	—	—
Commodity - Crude Oil Futures (Put)	New York Mercantile Exchange	1	(1.00)	12/19/2016	—	—
Commodity - Crude Oil Futures (Put)	New York Mercantile Exchange	1	(1.00)	01/19/2017	—	—
Commodity - Crude Oil Futures (Put)	New York Mercantile Exchange	1	(1.00)	02/17/2017	—	—
Commodity - Natural Gas Futures (Put)	New York Mercantile Exchange	4	2.35	11/25/2016	5	—
Commodity - Natural Gas Futures (Put)	New York Mercantile Exchange	1	2.75	11/25/2016	1	—
Commodity - Gasoline Futures (Call)	New York Mercantile Exchange	2	165.00	11/25/2016	6	—
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas SA	320,000	3.41	11/09/2016	3	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Credit Suisse International	222,000	19.30	11/10/2016	2	(2)
Currency Option British Pound vs. U.S. Dollar (Call)	Barclays Bank plc	350,000	£ 1.37	11/04/2016	3	—
Currency Option British Pound vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	310,000	1.25	11/10/2016	2	(1)
Currency Option Euro vs. U.S. Dollar (Call)	JP Morgan Chase Bank NA	148,000	€ 1.15	11/16/2016	2	—
Currency Option Euro vs. U.S. Dollar (Put)	Société Générale Paris	380,000	1.10	11/16/2016	4	(3)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	10	$ 129.00	11/25/2016	3	(4)
Total Written Options Not Settled Through Variation Margin					$263	$(140)
Total Written Options					$265	$(140)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Sell)	JP Morgan Chase Bank NA	$ 376	$ 379	11/02/2016	$ 3
Brazilian Real (Buy)	BNP Paribas SA	65	67	11/03/2016	(2)
Brazilian Real (Buy)	BNP Paribas SA	—	—	11/03/2016	—
Brazilian Real (Buy)	Deutsche Bank AG	129	131	12/02/2016	(2)
Brazilian Real (Buy)	Deutsche Bank AG	1,045	1,048	01/04/2017	(3)
Brazilian Real (Buy)	JP Morgan Chase Bank	66	65	11/03/2016	1
Brazilian Real (Buy)	JP Morgan Chase Bank	369	363	01/04/2017	6
Brazilian Real (Sell)	BNP Paribas SA	66	65	11/03/2016	(1)
Brazilian Real (Sell)	BNP Paribas SA	65	67	12/02/2016	2
Brazilian Real (Sell)	BNP Paribas SA	338	253	01/04/2017	(85)
Brazilian Real (Sell)	BNP Paribas SA	390	372	04/04/2017	(18)
Brazilian Real (Sell)	BNP Paribas SA	118	116	01/03/2018	(2)
Brazilian Real (Sell)	Deutsche Bank AG	430	324	01/04/2017	(106)
Brazilian Real (Sell)	Deutsche Bank AG	1,067	1,070	01/03/2018	3
Brazilian Real (Sell)	Goldman Sachs Bank USA	890	678	01/04/2017	(212)
Brazilian Real (Sell)	JP Morgan Chase Bank	66	65	11/03/2016	(1)
Brazilian Real (Sell)	JP Morgan Chase Bank	—	—	11/03/2016	—
Brazilian Real (Sell)	JP Morgan Chase Bank	890	682	01/04/2017	(208)
Brazilian Real (Sell)	JP Morgan Chase Bank	899	864	04/04/2017	(35)
Brazilian Real (Sell)	JP Morgan Chase Bank	247	243	01/03/2018	(4)
British Pound Sterling (Buy)	Goldman Sachs Bank USA	215	224	11/02/2016	(9)
British Pound Sterling (Buy)	Goldman Sachs Bank USA	79	79	11/02/2016	—
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	7	7	11/02/2016	—
British Pound Sterling (Buy)	Société Générale	2,362	2,358	11/02/2016	4
British Pound Sterling (Sell)	BNP Paribas SA	2,663	2,832	11/02/2016	169
British Pound Sterling (Sell)	JP Morgan Chase Bank NA	6	6	11/14/2016	—
British Pound Sterling (Sell)	Société Générale	2,363	2,359	12/02/2016	(4)
Canadian Dollar (Sell)	Barclays Bank plc	4	4	11/14/2016	—
Chinese Yuan (Buy)	Société Générale	444	449	01/06/2017	(5)
Chinese Yuan (Sell)	Bank of America NA	3	3	01/06/2017	—
Chinese Yuan (Sell)	Barclays Capital	1,127	1,131	02/15/2017	4
Chinese Yuan (Sell)	Deutsche Bank AG	204	201	01/06/2017	(3)
Chinese Yuan (Sell)	JP Morgan Chase Bank	237	237	01/06/2017	—
Colombian Peso (Sell)	Barclays Capital	17	17	01/24/2017	—
Colombian Peso (Sell)	BNP Paribas SA	42	40	01/24/2017	(2)
Danish Krone (Buy)	Barclays Bank plc	7	7	01/03/2017	—
13

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Danish Krone (Sell)	Bank of America NA	$1,034	$1,054	04/03/2017	$ 20
Danish Krone (Sell)	Barclays Bank plc	243	248	07/03/2017	5
Danish Krone (Sell)	BNP Paribas SA	243	250	04/03/2017	7
Danish Krone (Sell)	Deutsche Bank AG	638	637	04/03/2017	(1)
Danish Krone (Sell)	HSBC Bank USA	30	31	01/03/2017	1
Danish Krone (Sell)	HSBC Bank USA	260	265	10/02/2017	5
Danish Krone (Sell)	HSBC Bank USA	77	78	10/03/2017	1
Danish Krone (Sell)	JP Morgan Chase Bank NA	31	32	10/02/2017	1
Danish Krone (Sell)	Société Générale	90	93	01/03/2017	3
Danish Krone (Sell)	UBS AG	303	313	01/03/2017	10
Euro Currency (Buy)	BNP Paribas SA	3,897	3,878	11/02/2016	19
Euro Currency (Buy)	Goldman Sachs Bank USA	337	338	11/02/2016	(1)
Euro Currency (Buy)	JP Morgan Chase Bank NA	154	157	11/02/2016	(3)
Euro Currency (Buy)	JP Morgan Chase Bank NA	3	3	11/14/2016	—
Euro Currency (Buy)	UBS AG	50	50	12/02/2016	—
Euro Currency (Sell)	Barclays Bank plc	60	61	11/02/2016	1
Euro Currency (Sell)	BNP Paribas SA	3,902	3,883	12/02/2016	(19)
Euro Currency (Sell)	Goldman Sachs Bank USA	78	78	11/02/2016	—
Euro Currency (Sell)	Goldman Sachs Bank USA	4,250	4,345	11/02/2016	95
Indian Rupee (Buy)	Goldman Sachs Bank USA	386	385	01/17/2017	1
Indian Rupee (Buy)	UBS AG	389	384	11/10/2016	5
Indian Rupee (Sell)	Goldman Sachs Bank USA	390	389	11/10/2016	(1)
Mexican Peso (Buy)	Goldman Sachs Bank USA	370	368	02/13/2017	2
Mexican Peso (Sell)	JP Morgan Chase Bank NA	508	517	02/13/2017	9
New Zealand Dollar (Buy)	Goldman Sachs Bank USA	932	931	11/02/2016	1
New Zealand Dollar (Sell)	Goldman Sachs Bank USA	931	930	12/02/2016	(1)
New Zealand Dollar (Sell)	HSBC Bank USA	861	873	11/02/2016	12
New Zealand Dollar (Sell)	JP Morgan Chase Bank NA	71	70	11/02/2016	(1)
Russian Ruble (Buy)	Credit Suisse International	126	126	12/15/2016	—
Russian Ruble (Buy)	JP Morgan Chase Bank	68	68	12/15/2016	—
Taiwan Dollar (Buy)	Credit Suisse International	89	89	11/10/2016	—
Taiwan Dollar (Buy)	Deutsche Bank AG	34	34	11/10/2016	—
Taiwan Dollar (Buy)	JP Morgan Chase Bank	159	158	11/10/2016	1
Taiwan Dollar (Buy)	UBS AG	57	57	11/10/2016	—
Taiwan Dollar (Sell)	UBS AG	337	334	11/10/2016	(3)
Total Forward Currency Contracts					$(341)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	0.750%	03/15/2027	£ 1,390	$ 46
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	03/15/2047	180	(15)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	300	(5)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.100	06/15/2031	200	(6)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.585	10/15/2046	90	(6)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	$ 800	(9)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/21/2021	2,960	12
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	4,500	215
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.230	09/16/2025	400	(20)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	10/02/2025	600	(36)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	10/28/2025	3,200	(102)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	02/22/2026	5,000	(106)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	03/16/2026	11,500	(127)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/21/2026	1,400	(8)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/27/2026	1,800	(13)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/21/2046	360	26
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/21/2026	1,500	28
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.000	10/11/2017	2,800	(1)
14

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800%	09/12/2026	$ 200	$ (2)
Interest Rate Swaps						$(129)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North America High Yield Index Series 27	Buy	5.000%	12/20/2021	4.209%	$(71)	$(67)	$ 1,800	$(4)
ICE Group	Markit CDX North America Investment Grade Index Series 26	Buy	1.000	06/20/2021	0.712	(14)	(13)	1,000	(1)
Credit Default Swaps									$(5)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.550%	10/15/2017	€ 100	$ —
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.620	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.580	10/15/2017	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.830	05/15/2018	1,100	(6)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.610	09/15/2018	200	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.650	10/15/2018	200	(1)
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	05/15/2021	800	4
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.178	05/15/2026	200	—
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.650	09/15/2018	100	—
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.580	10/15/2017	300	(1)
Société Générale Paris	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.680	10/15/2018	100	—
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.530	10/15/2017	400	(1)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.610	09/15/2018	200	(1)
BNP Paribas SA	French Consumer Price Index Ex Tobacco Index	Receive	1.140	08/15/2026	600	(8)
Bank of America NA	UK Retail Prices Index All Items NSA	Receive	3.430	06/15/2030	£ 600	(5)
Bank of America NA	UK Retail Prices Index All Items NSA	Receive	3.350	08/15/2030	600	(13)
BNP Paribas SA	UK Retail Prices Index All Items NSA	Receive	3.400	06/15/2030	300	(6)
BNP Paribas SA	UK Retail Prices Index All Items NSA	Receive	3.300	12/15/2030	200	(13)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.330	08/15/2030	900	(33)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	05/15/2046	140	39
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	06/15/2046	60	20
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Receive	1.500	01/15/2017	$ 380	(1)
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Receive	2.000	04/15/2017	120	—
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	05/23/2018	2,900	7
Bank of America NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	06/07/2018	100	—
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Pay	2.250	07/15/2017	5,600	(306)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	2.173	11/01/2018	900	(38)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	1.730	03/04/2019	175	(1)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	2.420	02/12/2017	1,400	(70)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	2.210	10/11/2018	1,700	(75)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	07/26/2021	200	3
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	09/12/2021	150	2
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	07/26/2026	200	(6)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.762	08/30/2026	400	(10)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.801	09/12/2026	150	(3)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.805	09/12/2026	100	(2)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.780	09/15/2026	100	(2)
15

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.810%	07/19/2026	$ 400	$ (9)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.000	07/20/2026	200	(5)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.805	09/20/2026	100	(2)
Interest Rate Swaps						$(543)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON INDICES
Counterparty	Floating/ Fixed Rate	Pay/Receive Fixed Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	0.100%	Pay	Bloomberg Commodity Index SM	02/15/2017	$ 1,239	11	$ 5
JP Morgan Chase Bank NA	0.150	Pay	Bloomberg Commodity Index SM	02/15/2017	572	5	(1)
JP Morgan Chase Bank NA	0.300	Pay	Bloomberg Commodity Index SM	02/15/2017	1,000	1	(6)
Bank of America NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	51	—	(1)
BNP Paribas SA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	1,794	8	(34)
Citibank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	10,183	58	(176)
Credit Suisse International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	2,778	16	(47)
Goldman Sachs International	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	08/15/2017	11,181	48	(196)
JP Morgan Chase Bank NA	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	4,117	12	(65)
Morgan Stanley Capital Services LLC	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	46,124	255	(797)
Société Générale Paris	U.S. Treasury Bills	Pay	Bloomberg Commodity Index Total Return SM	02/15/2017	1,763	10	(30)
JP Morgan Chase Bank NA	0.350%	Pay	JP Morgan FNJ Commodity Index	02/15/2017	3,803	37	—
BNP Paribas SA	-0.050	Pay	S&P GSCI Industrial Metals Index Excess Return	02/15/2017	3	401	(18)
Goldman Sachs International	-0.050	Pay	S&P GSCI Industrial Metals Index Excess Return	08/15/2017	2	249	(11)
JP Morgan Chase Bank NA	-0.050	Pay	S&P GSCI Industrial Metals Index Excess Return	02/15/2017	—	35	(2)
Total Return Swaps on Indices							$(1,379)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
TOTAL RETURN SWAPS ON COMMODITIES
Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
JP Morgan Chase Bank NA	Calendar Swap on Iron Ore	Receive	$ 45.350	06/30/2017	600	$ 6
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Receive	1,365.100	07/05/2017	100	8
Goldman Sachs International	London Platinum & Palladium Market Platinum PM Fix Price/USD	Receive	1,106.500	07/05/2017	100	(12)
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.950	11/30/2016	200	—
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.400	12/31/2016	600	1
BNP Paribas SA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.850	12/31/2017	1,200	—
JP Morgan Chase Bank NA	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	13.000	12/31/2016	600	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	6.440	12/31/2016	400	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.780	12/31/2017	1,200	—
Morgan Stanley Capital Services LLC	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	5.800	12/31/2017	1,200	—
Société Générale Paris	Naphtha, Euro-Bob Gasoline, Ultra-Low Sulphur Diesel, Fuel Oil vs. Brent Crude Oil	Receive	4.580	12/31/2016	4,000	10
JP Morgan Chase Bank NA	Naphtha, Ultra-Low Sulfur Diesel, Gasoil vs. Brent Crude Oil	Receive	3.450	11/30/2016	600	—
16

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
TOTAL RETURN SWAPS ON COMMODITIES—Continued
Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services LLC	Naphtha, Ultra-Low Sulfur Diesel, Gasoil vs. Brent Crude Oil	Receive	$ 3.440	11/30/2016	100	$ —
Morgan Stanley Capital Services LLC	Naphtha, Ultra-Low Sulfur Diesel, Gasoil vs. Brent Crude Oil	Receive	3.200	12/31/2016	200	—
BNP Paribas SA	Platinum London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(338.750)	01/06/2017	400	(11)
Goldman Sachs International	Platinum London PM Fix/USD vs. LBMA India Gold Price PM USD	Receive	(244.000)	01/06/2017	200	(6)
Total Return Swaps on Commodities						$ (4)
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON COMMODITIES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	$ 0.09	04/27/2020	$ 192	$ 7
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	04/28/2020	169	6
Goldman Sachs International	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.07	07/29/2020	377	11
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.11	04/29/2020	152	9
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.11	05/07/2020	150	9
JP Morgan Chase Bank NA	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.09	07/24/2020	167	6
Variance Swaps on Commodities						$48
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
VARIANCE SWAPS ON INDICES
Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs International	London Metal Exchange Copper Futures	Pay	$ 0.05	12/07/2016	$ 24	$1
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America NA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000%	12/20/2016	0.228%	$—	$ —	€ 20	$—
Morgan Stanley Capital Services LLC	Canadian Natural Resources Ltd. 5.700% due 05/15/2017	Buy	1.000	03/20/2018	0.511	(1)	5	$ 100	(6)
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	2.469	(6)	(8)	100	2
Goldman Sachs International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	2.469	(13)	(14)	200	1
Goldman Sachs International	Republic of Colombia 10.380% due 01/28/2033	Sell	1.000	12/20/2021	1.740	(4)	(4)	100	—
HSBC Bank USA NA	Republic of Colombia 10.380% due 01/28/2033	Sell	1.000	06/20/2021	1.583	(2)	(3)	100	1
HSBC Bank USA NA	Republic of Colombia 10.380% due 01/28/2033	Sell	1.000	12/20/2021	1.740	(4)	(4)	100	—
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2021	2.035	(4)	(6)	100	2
17

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000%	06/20/2021	1.407%	$(3)	$(5)	$ 200	$ 2
Credit Default Swaps									$ 2
Total Swaps									$(2,009)
18

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 6,272	$—	$ 6,272
Collateralized Mortgage Obligations	—	815	—	815
Corporate Bonds & Notes	—	11,813	—	11,813
Foreign Government Obligations	—	8,949	—	8,949
Mortgage Pass-Through	—	311	—	311
U.S. Government Obligations	—	64,818	—	64,818
Short-Term Investments
Certificates of Deposit	—	501	—	501
Repurchase Agreements	—	20,364	—	20,364
U.S. Government Agencies	—	100	—	100
Total Investments in Securities	$ —	$113,943	$—	$113,943
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 391	$—	$ 391
Futures Contracts	502	—	—	502
Purchased Options	—	258	—	258
Swap Agreements	—	489	—	489
Total Financial Derivative Instruments - Assets	$ 502	$ 1,138	$—	$ 1,640
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (732)	$—	$ (732)
Futures Contracts	(335)	—	—	(335)
Swap Agreements	—	(2,498)	—	(2,498)
Written Options	(4)	(136)	—	(140)
Total Financial Derivative Instruments-Liabilities	$(339)	$ (3,366)	$—	$ (3,705)
Total Investments	$ 163	$111,715	$—	$111,878
There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2016.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Treasury Obligations	$(3,041)	$(26,485)	$(10,512)	$—	$(40,038)
19

Harbor Commodity Real Return Strategy Fund
Consolidated Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2016.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $4,187,000 or 5% of net assets.
3	Variable rate security, the stated rate represents the rate in effect at October 31, 2016.
4	CLO after the name of a security stands for Collateralized Loan Obligation.
5	MTN after the name of a security stands for Medium Term Note.
6	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
7	Perpetuity bond, the maturity date represents the next callable date.
8	Zero coupon bond.
9	At October 31, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $1,099,000 or 1% of net assets.
†	Coupons represent a weighted average yield to maturity.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
j	Amount represents Index Value.
R$	Brazilian Real
£	British Pound
DKK$	Denmark Krone
€	Euro
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.
20

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21

Harbor Strategic Markets Funds
Statement of Assets and Liabilities—October 31, 2016

(All amounts in thousands, except per share amounts)
Harbor Commodity Real Return Strategy Fund (Consolidated)
ASSETS
Investments, at identified cost*	$112,005
Investments, at value	$ 93,579
Repurchase agreements	20,364
Cash-restricted	258
Cash	325
Foreign currency, at value (cost: $273)	272
Receivables for:
Investments sold	17,926
Foreign currency spot contracts	2
Capital shares sold	10
Interest	262
Unrealized appreciation on open forward currency contracts	391
Unrealized appreciation on OTC swap agreements	162
Variation margin on options and futures contracts	48
Variation margin on centrally cleared swap agreements	31
Purchased options, at value (premiums paid: $381)	258
Options sold	25
Prepaid registration fees	5
Other assets	16
Total Assets	133,934
LIABILITIES
Payables for:
Due to broker	211
Investments purchased	14,096
Foreign currency spot contracts	2
Capital shares reacquired	106
Written options, at value (premiums received: $263)	140
Swap premiums received	7
Unrealized depreciation on OTC swap agreements	2,037
Sale-buyback financing transactions	40,038
Variation margin on options and futures contracts	1
Unrealized depreciation on open forward currency contracts	732
Accrued expenses:
Management fees	53
Transfer agent fees	5
Trustees' fees and expenses	1
Other	94
Total Liabilities	57,523
NET ASSETS	$ 76,411
Net Assets Consist of:
Paid-in capital	$101,479
Accumulated undistributed net investment income/(loss)	164
Accumulated net realized gain/(loss)	(24,204)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	1,169
Unrealized appreciation/(depreciation) of other financial instruments	(2,197)
$ 76,411
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$ 75,908
Shares of beneficial interest[1]	20,481
Net asset value per share[2]	$ 3.71
Administrative Class
Net assets	$ 503
Shares of beneficial interest[1]	136
Net asset value per share[2]	$ 3.69

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

22

Harbor Strategic Markets Funds
Statement of Operations—Year Ended October 31, 2016

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Investment Income
Interest	$ 2,407
Total Investment Income	2,407
Operating Expenses
Management fees	657
12b-1 fees:
Administrative Class	2
Shareholder communications	33
Custodian fees	194
Transfer agent fees:
Institutional Class	60
Administrative Class	—
Professional fees	5
Trustees' fees and expenses	2
Registration fees	38
Miscellaneous	7
Expenses before interest expense	998
Interest expense	239
Total expenses	1,237
Transfer agent fees waived	(3)
Other expenses reimbursed	(231)
Net expenses	1,003
Net Investment Income/(Loss)	1,404
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(1,691)
Foreign currency transactions	867
Investments sold short	12
Swap agreements	(10,035)
Futures contracts	(525)
Purchased options	(208)
Written options	301
Change in net unrealized appreciation/(depreciation) on:
Investments	3,656
Forwards currency contracts	(1,217)
Investments sold short	1
Swap agreements	3,793
Futures contracts	380
Purchased options	(57)
Written options	35
Translations of assets and liabilities in foreign currencies	(4)
Net gain/(loss) on investment transactions	(4,692)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (3,288)
The accompanying notes are an integral part of the Financial Statements.

23

Harbor Strategic Markets Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 1,404	$ 537
Net realized gain/(loss) on investments	(11,279)	(47,320)
Change in net unrealized appreciation/(depreciation) of investments	6,587	(5,115)
Net increase/(decrease) in assets resulting from operations	(3,288)	(51,898)
Distributions to Shareholders
Net investment income:
Institutional Class	(1,967)	(6,835)
Administrative Class	(13)	(45)
Net realized gain on investments:
Institutional Class	—	—
Administrative Class	—	—
Return of capital[a]:
Institutional Class	(596)	—
Administrative Class	(3)	—
Total distributions to shareholders	(2,579)	(6,880)
Net Increase/(Decrease) Derived from Capital Share Transactions	(26,750)	(42,426)
Net increase/(decrease) in net assets	(32,617)	(101,204)
Net Assets
Beginning of period	109,028	210,232
End of period*	$ 76,411	$ 109,028
* Includes accumulated undistributed net investment income/(loss) of:	$ 164	$3,559

a	Determined in accordance with federal income tax regulations, see Note 5 in the Notes to Financial Statements for more information.
The accompanying notes are an integral part of the Financial Statements.

24

Harbor Strategic Markets Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Commodity Real Return Strategy Fund (Consolidated)
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 19,388	$ 70,153
Reinvested distributions	2,495	6,405
Cost of shares reacquired	(48,420)	(118,902)
Net increase/(decrease) in net assets	$(26,537)	$ (42,344)
Administrative Class
Net proceeds from sale of shares	$ 74	$ 243
Reinvested distributions	16	36
Cost of shares reacquired	(303)	(361)
Net increase/(decrease) in net assets	$ (213)	$ (82)
SHARES
Institutional Class
Shares sold	5,503	15,237
Shares issued due to reinvestment of distributions	740	1,334
Shares reacquired	(13,954)	(25,823)
Net increase/(decrease) in shares outstanding	(7,711)	(9,252)
Beginning of period	28,192	37,444
End of period	20,481	28,192
Administrative Class
Shares sold	21	54
Shares issued due to reinvestment of distributions	5	8
Shares reacquired	(89)	(85)
Net increase/(decrease) in shares outstanding	(63)	(23)
Beginning of period	199	222
End of period	136	199
The accompanying notes are an integral part of the Financial Statements.

25

Harbor Strategic Markets Funds
Statement of Cash Flows— Year Ended October 31, 2016

(All amounts in thousands)
Harbor Commodity Real Return Strategy Fund (Consolidated)
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$ (3,288)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,150,989)
Proceeds from sales of long-term securities	1,203,832
Proceeds from short-term portfolio investments, net	(949)
Increase in receivable for investments sold	(7,961)
Increase in foreign currency spot contracts receivable	(2)
Decrease in interest receivable	228
Decrease in variation margin on options and futures contracts	23
Decrease in variation margin on swap agreements	103
Decrease in options sold	21
Increase in prepaid registration fees	(4)
Decrease in other assets	36
Increase in payable for investments purchased	12,539
Increase in foreign currency spot contracts payable	2
Decrease in interest on investments sold short payable	(5)
Decrease in investments sold short	(2,313)
Decrease in premiums from options written	(29)
Decrease in swap premiums received	(40)
Decrease in management fees payable	(25)
Decrease in transfer agent fees payable	(1)
Increase in other liabilities	36
Net change in unrealized appreciation/(depreciation) on investments	(3,657)
Net change in unrealized appreciation/(depreciation) on forwards	1,217
Net change in unrealized appreciation/(depreciation) on OTC swaps	(2,571)
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	(35)
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	44
Net realized loss on investments	1,679
Net realized loss on purchased options not settled through variation margin	208
Net accretion and earned inflation component	(211)
Net cash provided by operating activities	47,888
Cash flows used for financing activities:
Proceeds from shares sold	19,517
Payment on shares redeemed	(48,698)
Cash dividends paid	(68)
Decrease in sale-buyback financing transactions	(19,587)
Increase in due to broker and cash-restricted	1,093
Net cash used for financing activities	(47,743)
Net Increase in Cash	145
Cash and Foreign Currency
Beginning of period	$ 452
End of period	597
Reinvestment of dividends	$ 2,511
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 244
The accompanying notes are an integral part of the Financial Statements.

26

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27

Harbor Strategic Markets Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR COMMODITY REAL RETURN STRATEGY FUND (Consolidated)
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 3.84	$ 5.58	$ 6.13	$ 7.38	$ 7.66
Income from Investment Operations
Net investment income/(loss)[a]	0.06 [c]	0.02 [c]	0.14	0.02	0.08
Net realized and unrealized gains/(losses) on investments	(0.09)	(1.56)	(0.55)	(1.17)	0.01
Total from investment operations	(0.03)	(1.54)	(0.41)	(1.15)	0.09
Less Distributions
Dividends from net investment income	(0.07)	(0.20)	(0.01)	(0.08)	(0.11)
Distributions from net realized capital gains[1]	—	—	(0.13)	(0.02)	(0.26)
Return of capital[d]	(0.03)	—	—	—	—
Total distributions	(0.10)	(0.20)	(0.14)	(0.10)	(0.37)
Proceeds from redemption fees	—	—	—	—*	—*
Net asset value end of period	3.71	3.84	5.58	6.13	7.38
Net assets end of period (000s)	$75,908	$108,267	$208,996	$318,937	$348,315
Ratios and Supplemental Data (%)
Total return[b]	(0.38)%	(28.36)%	(6.82)%	(15.76)%	1.73%
Ratio of total expenses to average net assets[2]	1.52	1.28	1.04	1.03	1.09
Ratio of net expenses to average net assets[a]	1.24	1.08	0.98	0.98	1.00
Ratio of net expenses excluding interest expense to average net assets[a]	0.94	0.94	0.94	0.94	0.94
Ratio of net investment income to average net assets[a]	1.73	0.36	1.23	0.45	1.21
Portfolio turnover	1,069	784	635	532	474

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Amounts are allocated based upon average shares outstanding during the period.
d	Determined in accordance with federal income tax regulations, see Note 5 in the Notes to Financial Statements for more information.
The accompanying notes are an integral part of the Financial Statements.

28

Administrative Class
2016	2015	2014	2013	2012
$ 3.82	$ 5.56	$ 6.12	$ 7.37	$ 7.65

0.05 [c]	0.01 [c]	0.03	0.02	0.08
(0.09)	(1.56)	(0.45)	(1.18)	—*
(0.04)	(1.55)	(0.42)	(1.16)	0.08

(0.07)	(0.19)	(0.01)	(0.07)	(0.10)
—	—	(0.13)	(0.02)	(0.26)
(0.02)	—	—	—	—*
(0.09)	(0.19)	(0.14)	(0.09)	(0.36)
—	—	—	—*	—*
3.69	3.82	5.56	6.12	7.37
$ 503	$ 761	$1,236	$ 1,142	$1,427

(0.85)%	(28.52)%	(7.06)%	(15.93)%	1.50%
1.78	1.53	1.29	1.27	1.34
1.49	1.33	1.23	1.23	1.26
1.19	1.19	1.19	1.19	1.19
1.39	0.18	1.40	0.11	1.13
1,069	784	635	532	474
29

Harbor Strategic Markets Funds
Notes to Financial Statements—October 31, 2016

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolio covered by this report includes: Harbor Commodity Real Return Strategy Fund (referred to as the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.
The Fund may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by the Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many
30

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by the Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or the Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, the Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and
31

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of the Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.
The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, the Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, the Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
32

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
U.S. Government Securities
During the year, the Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the year, the Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. The Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
The Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
33

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Repurchase Agreements
In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, the Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. The Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, the Fund entered into such financing transactions referred to as sale-buybacks.
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, the Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2016 was $41,510,000 at a weighted average interest rate of 0.574% for the Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within the Fund’s Portfolio of Investments schedule.
Short Sales
During the year, the Fund engaged in short-selling, which obligates the Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the
34

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, the Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, the Fund purchased and wrote (sold) option contracts to manage its exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase the Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease the Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When the Fund purchases an option, it pays a premium. If a purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by the Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by the Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. The Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When the Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.
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Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. The Fund may write or purchase options on exchange-traded futures contracts in which the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by the Fund as unrealized gains or losses. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. The Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to the Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, the Fund used interest rate swap agreements to manage its exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, the Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Fund used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
36

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2016 for the Fund was $922,000.
Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the year, the Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.
Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, the Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.
When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, the Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, the Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, the Fund used forward currency contracts to manage its exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, the Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, the Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
37

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.
Proceeds from Litigation
The Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by the Fund or in unrealized gain/(loss) if the security is still held by the Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
The Fund has credit balance arrangements with the Fund’s custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Fund generates credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the Fund’s accompanying Statement of Operations.
38

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Basis for Consolidation
Harbor Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As such, the Fund has consolidated its investment in the Subsidiary into its financial statements and eliminated all intercompany accounts and transactions. As of October 31, 2016, the Subsidiary represented approximately $25,385,000 or approximately 19% of the total assets of the Fund.
Treatment of Income from Offshore Subsidiary
Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Fund seeks to gain exposure to commodity markets indirectly by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund’s taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.
Taxes
The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
The Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed the Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where the Fund operates, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Consolidated Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2016, the Fund entered
39

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
into repurchase agreements, which are categorized as sale-buyback financing transactions under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on the Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for the Fund requires the Fund to present a Consolidated Statement of Cash Flows.
New Accounting Pronouncements
The Fund has adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as sale-buyback transactions, and the related contractual maturity terms of these secured transactions. A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged, if any, can be found within the Fund’s Portfolio of Investments schedule. The adoption of ASU 2014-11 had no impact on the Fund’s net assets or results of operations.
In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Fund’s current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for the Fund for the year ended October 31, 2016 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,132,540	$18,449	$1,171,954	$31,878
Written Options
Transactions in written options for the year ended October 31, 2016 are summarized as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	British Pound Futures*		Commodity Futures		Commodity Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	86	$ 2	1,200,042	$ 20	—	$—
Options opened	106	4	8,039,393	100	8	5
Options closed	—	—	(55)	(42)	—	—
Options exercised	(60)	(4)	(7)	(3)	(8)	(5)
Options expired	—	—	(9,239,360)	(63)	—	—
Open at 10/31/2016	132	$ 2	13	$ 12	—	$—

40

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)—Continued
	Currency Options		Eurodollar Futures*		Swap Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	1,970,000	$ 35	—	$—	22,200,000	$ 237
Options opened	7,813,000	60	13	7	55,800,000	317
Options closed	(1,390,000)	(12)	—	—	(21,600,000)	(214)
Options exercised	(1,830,000)	(16)	(13)	(7)	(24,600,000)	(77)
Options expired	(4,833,000)	(51)	—	—	(16,900,000)	(31)
Open at 10/31/2016	1,730,000	$ 16	—	$—	14,900,000	$ 232

	U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	—	$ —
Options opened	129	41
Options closed	(50)	(16)
Options exercised	(49)	(16)
Options expired	(20)	(6)
Open at 10/31/2016	10	$ 3

*	Options in this category require periodic settlement of variation margin.
Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
The Fund has an advisory agreement with Harbor Capital. The agreement provides for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Commodity Real Return Strategy Fund (Consolidated)	0.81%	0.81%
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the operating expenses, not including interest expense (if any), to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. The contractual expense limitations are effective through February 28, 2017.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
41

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative Class shares (the “12b-1 Plan”), the Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to the Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Fund. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of the Fund:
Transfer Agent Fees[a]
Institutional Class	0.080% of the average daily net assets of all Institutional shares
Administrative Class	0.080% of the average daily net assets of all Administrative shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065%.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2016. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to the Investment Company Act exemptive rule. During the year, the Fund did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund (Consolidated)	82,187	—	82,187	0.4%
42

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Independent Trustees
The fees and expenses of the Independent Trustees are shown on the Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Fund totaled $2,000 for the year ended October 31, 2016.
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, the Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on the Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, swap agreements, paydown reclasses, disallowance of loss from controlled foreign corporation, and foreign currency transactions. Reclassifications are made to the Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. Distributions classified as a return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2016 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumlated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$(2,819)	$7,347	$(4,528)
The tax composition of the Fund’s distributions is as follows:
	As of October 31, 2016				As of October 31, 2015
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Return of Capital (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$1,980	$—	$599	$2,579	$6,880	$—	$6,880
As of October 31, 2016, the components of the Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$—	$—	$(2,216)
43

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2016, the Fund had a capital loss carryforward for federal tax purposes, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code. This will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the Fund of any federal tax liability. The following capital loss carryforwards do not expire:
	Capital Loss Carryforwards
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)	$8,168	$14,659	$22,827
The identified cost for federal income tax purposes of investments owned by the Fund and its respective gross unrealized appreciation and depreciation at October 31, 2016 is as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Commodity Real Return Strategy Fund (Consolidated)*	$113,227	$2,860	$(2,144)	$716

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
The Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.
The Fund’s derivative instruments outstanding as of the year ended October 31, 2016, if any, as disclosed in the Portfolio of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for the Fund.
44

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Derivative Instruments
At October 31, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Assets
Purchased options, at value	$ 258	$ —	$—	$ —	$ 258
Unrealized appreciation on open forward currency contracts	—	391	—	—	391
Unrealized appreciation on OTC swap agreements[b]	75	—	8	79	162
Variation margin on centrally cleared swap agreements[a,b]	327	—	—	—	327
Variation margin on options and futures contracts (futures)[a]	216	—	—	286	502
Variation margin on options and futures contracts (options)[a]	—	—	—	—	—
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$(732)	$—	$ —	$ (732)
Unrealized depreciation on OTC swap agreements[b]	(618)	—	(6)	(1,413)	(2,037)
Variation margin on centrally cleared swap agreements[a,b]	(456)	—	(5)	—	(461)
Variation margin on options and futures contracts (futures)[a]	(82)	—	—	(253)	(335)
Variation margin on options and futures contracts (options)[a]	—	—	—	—	—
Written options, at value	(134)	(6)	—	—	(140)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $7,000.
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2016, were:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$847	$ —	$ —	$ 847
Futures contracts	(266)	—	—	(259)	(525)
Purchased options	(204)	(4)	—	—	(208)
Written options	247	54	—	—	301
Swap agreements	(3,570)	—	(65)	(6,400)	(10,035)
Net realized gain/(loss) on derivatives	$(3,793)	$897	$(65)	$(6,659)	$ (9,620)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Commodity Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(1,217)	$ —	$ —	$(1,217)
Futures contracts	—	—	—	380	380
Purchased options	(60)	1	—	2	(57)
Written options	32	7	1	(5)	35
Swap agreements	2,277	—	(36)	1,552	3,793
Change in unrealized appreciation/(depreciation) on derivatives	$2,249	$(1,209)	$(35)	$1,929	$2,934
45

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, the Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due from counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2016, the Fund entered into the following Master Netting Arrangements:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern OTC market traded financial derivative transactions entered into by the Fund and select counterparties.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2016:
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Harbor Commodity Real Return Strategy Fund[a]
Global/Master Repurchase Agreement
State Street Bank	$ 264	$—	$ —	$—	$ 264	$ (264)	$ —
Master Securities Forward Transactions Agreements
BNP Paribas NY	—	—	(14,378)	—	(14,378)	—	(14,378)
Morgan Stanley & Co. Inc	—	—	(25,660)	—	(25,660)	—	(25,660)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)
Global/Master Repurchase Agreement
Citigroup Global Markets, Inc.	6,500	—	—	—	6,500	(6,500)	—
Credit Suisse International	7,100	—	—	—	7,100	(7,100)	—
JP Morgan Chase & Co.	6,500	—	—	—	6,500	(6,500)	—
Total Borrowings and Other Financing Transactions	$20,364	$—	$(40,038)	$—

a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
The Fund has not pledged any securities as collateral under the terms of the above Master Repurchase and Master Securities Forward Transactions agreements as of October 31, 2016.
46

Harbor Strategic Markets Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2016.
HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Harbor Commodity Real Return Strategy Fund[a]
Bank of America NA	$ 20	$ —	$ 7	$ 27	$ —	$ (5)	$ (19)	$ (24)	$ 3	$ —	$ 3
Barclays Bank plc	6	—	—	6	—	—	—	—	6	—	6
Barclays Capital	4	—	—	4	—	—	—	—	4	—	4
BNP Paribas SA	197	—	—	197	(129)	—	(351)	(480)	(283)	283	—
Credit Suisse International	—	—	—	—	—	(8)	—	(8)	(8)	—	(8)
Deutsche Bank AG	3	113	8	124	(115)	(21)	(46)	(182)	(58)	31	(27)
Goldman Sachs Bank USA	99	2	59	160	(224)	(4)	(178)	(406)	(246)	246	—
Goldman Sachs International	—	—	1	1	—	—	(29)	(29)	(28)	—	(28)
HSBC Bank USA	19	—	—	19	—	—	—	—	19	—	19
HSBC Bank USA NA	—	—	1	1	—	—	—	—	1	—	1
JP Morgan Chase Bank	8	—	—	8	(248)	—	—	(248)	(240)	—	(240)
JP Morgan Chase Bank NA	13	—	7	20	(4)	(14)	(26)	(44)	(24)	24	—
Morgan Stanley Capital Services LLC	—	143	—	143	—	(81)	(22)	(103)	40	—	40
Société Générale	7	—	—	7	(9)	—	—	(9)	(2)	—	(2)
Société Générale Paris	—	—	—	—	—	(3)	—	(3)	(3)	—	(3)
UBS AG	15	—	—	15	(3)	—	—	(3)	12	—	12
UBS AG Stamford	—	—	—	—	—	—	(2)	(2)	(2)	—	(2)
Harbor Cayman Commodity Fund Ltd. (Subsidiary)[a]
Bank of America NA	—	—	—	—	—	—	(1)	(1)	(1)	—	(1)
BNP Paribas SA	—	—	1	1	—	—	(45)	(45)	(44)	—	(44)
Citibank NA	—	—	5	5	—	—	(176)	(176)	(171)	—	(171)
Credit Suisse International	—	—	—	—	—	—	(47)	(47)	(47)	—	(47)
Goldman Sachs International	—	—	33	33	—	—	(196)	(196)	(163)	—	(163)
JP Morgan Chase Bank NA	—	—	30	30	—	—	(72)	(72)	(42)	—	(42)
Morgan Stanley Capital Services LLC	—	—	—	—	—	—	(797)	(797)	(797)	—	(797)
Société Générale Paris	—	—	10	10	—	—	(30)	(30)	(20)	—	(20)
Total Over-the-Counter Exposure	$391	$258	$162	$811	$(732)	$(136)	$(2,037)	$(2,905)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
a	The Harbor Commodity Real Return Strategy Fund and its subsidiary, Harbor Cayman Commodity Fund Ltd. are recognized as two separate legal entities as such, exposure cannot be netted.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
47

Harbor Strategic Markets Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statement of assets and liabilities of Harbor Commodity Real Return Strategy Fund (consolidated) (one of the portfolios constituting the Harbor Funds (the Trust)), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Commodity Real Return Strategy Fund (consolidated) at October 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2016
48

Harbor Strategic Markets Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of the Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$4.75	$1,000	$1,010.10
Hypothetical (5% return)		4.77	1,000	1,020.29
Administrative Class	1.19%
Actual		$6.01	$1,000	$1,008.80
Hypothetical (5% return)		6.04	1,000	1,019.00

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
49

Harbor Strategic Markets Funds
Additional Information (Unaudited)

Additional Tax Information
For the fiscal year ended October 31, 2016, the Fund designates up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from the Fund during calendar year 2016 will receive a Form 1099-DIV in January 2017 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
50

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

51

Harbor Strategic Markets Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
52

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
53

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
54

Glossary—Continued

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
55

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer
56

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
57

Notes

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.SM.1016

Annual Report
October 31, 2016
Fixed Income  Funds

	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX	HNCVX
Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX	HNHYX
Harbor Bond Fund	HABDX	HRBDX	–	–
Harbor Real Return Fund	HARRX	HRRRX	–	–
Harbor Money Market Fund	HARXX	HRMXX	–	–

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds
Annual Report Overview (Unaudited)

The Funds' fiscal year ended October 31, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2016
HARBOR FIXED INCOME FUNDS	Institutional Class	Administrative Class	Investor Class	Retirement Class
Harbor Convertible Securities Fund	3.12%	2.96%	2.85%	3.17% [a]
Harbor High-Yield Bond Fund	5.46	5.18	5.02	5.61 [a]
Harbor Bond Fund	4.70	4.42	N/A	N/A
Harbor Real Return Fund	5.55	5.26	N/A	N/A
Harbor Money Market Fund	0.30	0.30	N/A	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2016
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory (domestic convertible bonds)	4.48%
BofA Merrill Lynch U.S. Non-Distressed High Yield (domestic high-yield bonds)	8.21
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37
Bloomberg Barclays U.S. TIPS (domestic bonds)	5.89
BofA Merrill Lynch 3-Month U.S. Treasury Bill (domestic short-term)	0.31

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
FIXED INCOME FUNDS	2012	2013	2014	2015	2016
Harbor Convertible Securities Fund
Institutional Class	0.83%	0.79%	0.74%	0.75%	0.76%	0.94%
Administrative Class	1.08	1.04	0.99	1.00	1.01	1.29
Investor Class	1.20	1.16	1.11	1.12	1.13	1.60
Retirement Class	N/A	N/A	N/A	N/A	0.71 [b]	0.76
Harbor High-Yield Bond Fund
Institutional Class	0.64%	0.64%	0.64%	0.65%	0.66%	0.79%
Administrative Class	0.89	0.89	0.89	0.90	0.91	1.16
Investor Class	1.01	1.01	1.01	1.02	1.03	1.17
Retirement Class	N/A	N/A	N/A	N/A	0.61 [b]	0.69
Harbor Bond Fund
Institutional Class	0.54%	0.53%	0.54%	0.52%	0.51%	0.65%
Administrative Class	0.79	0.78	0.79	0.77	0.76	0.99
Harbor Real Return Fund
Institutional Class	0.59%	0.59%	0.60%	0.58%	0.55%	0.54%
Administrative Class	0.84	0.84	0.85	0.83	0.80	0.95
Harbor Money Market Fund
Institutional Class	0.00%	0.00%	0.00%	0.00%	0.00%	0.18%
Administrative Class	0.00	0.00	0.00	0.00	0.00	0.20

1	Harbor Funds’ expense ratios are for the fiscal years ended October 31 (unless otherwise noted) and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).
2	The Morningstar Average includes all actively managed no-load funds in the October 31, 2016 Morningstar Universe with the same investment style as the comparable Harbor Fund and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000; and Retirement Class contains funds with no 12b-1 fees and which are restricted primarily for use by retirement plans.
a	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares, but are subject to lower expenses.
b	Annualized figures for the period March 1, 2016 (commencement of operations) through October 31, 2016.

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
Domestic long-term fixed income markets generally delivered solid single digit returns in the fiscal year ended October 31, 2016. Global monetary policy was a focus for the bond markets during the year. Economic strength in the U.S. allowed the U.S. Federal Reserve (“Fed”) to raise rates by 25 basis points in December 2015. In contrast, weak economic conditions in Europe caused the European Central Bank to provide additional stimulus in 2016.
Advancing oil prices and expectations of higher inflation helped U.S. Treasury Inflation Protected Securities (“TIPS”) outperform conventional U.S. Treasury bonds.
The high yield market experienced declines early in the fiscal year due to low oil prices which impacted a number of energy companies with high yield debt. As commodity prices recovered and U.S. economic conditions continued to show modest growth, high yield prices improved.
Money market rates improved slightly due to the Fed tightening in December 2015.
Comments by the portfolio managers of each Harbor fixed income fund can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended October 31, 2016
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch U.S. Non-Distressed High-Yield (domestic high-yield bonds)	8.21%	7.16%	6.51%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37	2.90	4.64	6.48%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	5.89	1.47	4.46	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.31	0.11	0.88	3.54
Domestic Equities
Russell 3000® (entire U.S. stock market)	4.24%	13.35%	6.76%	9.87%
S&P 500 (large cap stocks)	4.51	13.57	6.70	9.95
Russell Midcap® (mid cap stocks)	4.17	13.12	7.55	11.23
Russell 2000® (small cap stocks)	4.11	11.51	5.96	9.01
Russell 3000® Growth (growth stocks)	2.08	13.47	8.11	9.31
Russell 3000® Value (value stocks)	6.55	13.17	5.31	10.06
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.23%	4.99%	1.22%	5.90%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	2.98	8.91	3.72	N/A
MSCI World (ND) (global stocks)	1.18	9.03	3.89	7.40
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	0.22	3.63	1.61	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	9.27	0.55	3.49	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%	-10.61%	-5.81%	N/A
Harbor Funds Trustee Retires
On December 31, 2016, Rodger F. Smith will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Rodger has served shareholders as a member of the board since 1987. His 29 years of service is the longest of any Harbor Funds trustee. Rodger’s knowledge of investments, the asset management industry and his broad business experience accumulated during his business and consulting career have been beneficial in the growth and development of Harbor Funds. Rodger was the first lead independent trustee of Harbor Funds, serving in that role for six years until his retirement. Rodger always focused on the best interests of fund shareholders. His insights and observations have been very helpful to the board and senior members of the Harbor Funds team. We wish Rodger the very best in what we know will be a very active retirement.
The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Rodger Smith’s retirement, the board will be reduced, at least temporarily, from eight members to seven, of whom six are independent. The board has added several trustees in recent years in anticipation of certain scheduled trustee retirements.
Start Investing As Early As Possible
The end of a calendar year can serve as a useful checkpoint to evaluate your financial goals and your investments. We always encourage shareholders to take a long term perspective with all of their investments. With the growth in defined contribution plans, more and more investors each year have primary responsibility for their own retirement investments as well as their other investment needs.

We suggest each investor invest in a diversified asset allocation of stocks, bonds and cash that is consistent with your long term financial objectives and a level of risk that you find acceptable. While we know it is not always possible to invest as much as you would like for future needs, we encourage all investors to start as early as possible to save and invest for retirement and other long term financial goals. Financial markets are volatile and stocks and bonds can go up and down in value. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt have historically helped many investors achieve their financial objectives. For those investors investing for retirement, we suggest you consider the following:
1.	If you have a defined contribution retirement plan where you work, if possible, invest at least as much as necessary to obtain any company match;
2.	If you can do so, invest the maximum permitted each year in an individual retirement account; and
3.	Invest in a taxable account so you have other assets to tap for emergencies or other situations where you would prefer not to disturb your longer term investments.
With careful planning and budgeting all of us can come closer to meeting our financial goals. Harbor Funds offers equity, strategic markets and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
December 21, 2016

David G. Van Hooser
Chairman

Harbor Convertible Securities Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2011
Raymond F. Condon
Since 2011
Jordan Barrow, CFA
Since 2016
Shenkman Capital has subadvised the Fund since 2011.
Investment Objective
Maximize total return
Principal Style Characteristics
Convertible securities
Mark Shenkman

Raymond F. Condon

Jordan Barrow, CFA

Management’s Discussion of
Fund Performance
Market Review
The convertible securities market appreciated 4.48% for the fiscal year ended October 31, 2016 as measured by the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, the Harbor Convertible Securities Fund’s benchmark index. The main drivers were strength in semiconductors, which returned 14.2% with a 14.34% index weight, and outperformance in real estate (6.80% index weight) and in banking (4.01% index weight), led by long-dated preferred securities from both Wells Fargo & Co. and Bank of America Corp. Both real estate and the aforementioned banking preferred securities benefitted from the year over year decline in the 10 year U.S. Treasury from 2.14% to 1.83% on October 31, 2016. Collectively, semiconductors, real estate and banking contributed 3.44%, or 76.3% of the benchmark’s return. Similar to 2015, Energy was the weakest sector as the industry has not fully recovered from the dramatic selloff in the 2016 first calendar quarter. Together, oil integrated and oil & gas products had a contribution of -1.31%.
As expected, periodic episodes of volatility permeated the capital markets in an otherwise constructive fiscal year that was characterized by relatively stable earnings growth and benign central bank interest rate policies. Fears and consequent volatility related to the timing of a change in the Federal Reserve’s (Fed’s) interest rate policy, the slowing of growth in China, weakness in commodity prices (especially energy) and the surprise “Brexit” outcome in the U.K. all appeared to be short-lived as the equity markets continued to approach record highs under the backdrop of an unprecedented low interest rate environment.
Our expectation is that continued periods of episodic volatility will be beneficial to the strategy that we employ in the Harbor Convertible Securities Fund as, with an eye towards credit, we systematically utilize periods of market strength and weakness to rebalance the Fund’s portfolio.
Performance
Harbor Convertible Securities Fund returned 3.12% (Institutional Class), 2.96% (Administrative Class), 2.85% (Investor Class) and 3.17% (Retirement Class) for fiscal year 2016, underperforming the 4.48% return of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. Generally speaking, similar to 2013 through 2015, having little if any exposure to equity like high delta/deep-in-the-money names, which the Fund tends to underweight/sell due to excess equity sensitivity, negatively impacted the Fund’s returns due to the high concentration in the index of such companies— particularly in the outperforming semiconductor industry. During the fiscal year, the benchmark average weight in the most equity-like convertibles (i.e., 100% investment premium or more) was 13.75%, with a total return of 12.41% that contributed 0.88% to the benchmark’s performance.
Semiconductors, led by the Fund’s positions in Lam Research Corp., a manufacturer of semiconductor processing equipment, and Nvidia Corp., a developer of 3D graphic processors, was the top industry in the Fund, contributing 1.58% to the Fund’s return for the fiscal year. It should be noted, the Fund exited its final stub position in Nvidia (average weight 0.58) at a multiple of par due to extreme equity sensitivity. The security returned 87.13% during the

Harbor Convertible Securities Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Ctrip.Com International Ltd.	2.5%
Priceline Group Inc.	2.4%
Macquarie Infrastructure Corp.	2.3%
Starwood Property Trust Inc.	2.3%
Akamai Technologies Inc.	2.2%
Ares Capital Corp.	2.2%
Twitter Inc.	2.1%
Verint Systems Inc.	2.1%
Medidata Solutions Inc.	2.0%
Toll Brothers Finance Corp.	2.0%
overall time it was time held. Real estate, consisting of a diversified basket of REITs which benefitted from a benign interest rate environment, was the second best performing industry, contributing 1%. Software applications & systems, benefitting from the Fund’s overweight position in Proofpoint, Inc., was the third best performing industry, contributing nearly 1%. Proofpoint, a global leader in data protection solutions, returned 9.60% for the year.
The Energy sector as a whole was the main detractor from the Fund’s performance during the fiscal year with oil services and oil-integrated combining for a -1.13% contribution. After beginning the fiscal year at a high of $53.38, oil prices came under continual pressure before establishing a fiscal year low closing price of $34.99 on January 20, 2016. After rallying intermittently, oil prices closed the fiscal year at $46.86. The by-product of energy price improvement combined with muted volatility was the ability of Energy corporations to initiate restructurings of their balance sheets through convertible issuance under favorable market conditions. Overall, while remaining constructive on Energy long term, we remain underweight and will look to continue to diversify over time.
Outlook & Strategy
The convertible strategy remained focused on the creditworthiness of the companies in which the Fund invested. We believe the Fund’s investment premium of 17.84% above bond floors appeared well-suited to take advantage of any potential tightening of credit spreads, as compared to the market’s investment premium of 27.53%. Simultaneously, we believe the lower-than-index average investment premium should provide a cushion against increased equity market volatility. In addition, with a current yield of 1.60%, we believe the Fund provided a reasonable income stream in the current low-rate environment.
One of the highlights of the year was the resumption of strength in convertible capital markets, as evidenced by a burst of activity in August and September, with 23 new issues totaling $12.6 billion. New issuance for year-to-date 2016 consisted of 80 deals totaling $37.2 billion. Redemptions in the convertible capital markets by issuers through October totaled $34.9 billion, with acquisitions and debt repurchases accounting for the majority. Assuming that the recent trend of new issuance continues through the balance of the calendar year, we expect that, for the first year since 2007, convertible new issues will exceed redemptions in 2016, after having kept pace for most of 2012 through 2015. We believe that lack of supply continues to be an issue, however, as redemption volume handily outpaced new issue volume during 2008-2011 by an average $25 billion per year and $100 billion in total. We expect convertible new issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high yield calendars, as issuers look to take advantage of the opportunity to sell into the apparent supply/demand imbalance. Additional catalysts for convertible new issue activity could include a continued improvement in underlying equity prices as well as the potential for higher interest rates.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034
Cusip	411512734
Ticker	HACSX
Inception Date	05/01/2011
Net Expense Ratio	0.76%
Total Net Assets (000s)	$421,671

ADMINISTRATIVE CLASS

Fund #	2234
Cusip	411512726
Ticker	HRCSX
Inception Date	05/01/2011
Net Expense Ratio	1.01%
Total Net Assets (000s)	$392

INVESTOR CLASS

Fund #	2434
Cusip	411512718
Ticker	HICSX
Inception Date	05/01/2011
Net Expense Ratio	1.13%
Total Net Assets (000s)	$2,039

RETIREMENT CLASS

Fund #	2534
Cusip	411512387
Ticker	HNCVX
Inception Date	03/01/2016
Net Expense Ratio	0.71% [a]
Total Net Assets (000s)	$2,215
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.70%	2.83%
Yield to Maturity	-0.14%	-5.52%
Current 30-Day Yield (Institutional Class)	0.56%	2.50%
Weighted Average Maturity	5.48 years	25.36 years
Weighted Average Duration	2.06 years	3.06 years
Portfolio Turnover (Year Ended 10/31/2016)	102%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	5.96%
>1 to 5	79.47%
>5 to 10	13.06%
>10 to 15	0.00%
>15 to 20	1.51%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Annualized

Harbor Convertible Securities Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 05/01/2011 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	Life of Fund
Harbor Convertible Securities Fund
Institutional Class	3.12%	5.74%	4.33%	05/01/2011	$63,128
Administrative Class	2.96	5.51	4.08	05/01/2011	62,294
Investor Class	2.85	5.37	3.95	05/01/2011	61,880
Retirement Class[1]	3.17	5.75	4.34	03/01/2016	63,156
Comparative Index
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory	4.48%	9.92%	7.19%	—	$73,273
As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class); 1.02% (Administrative Class); 1.14% (Investor Class); and 0.72% (Retirement Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor Convertible Securities Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 3.7%)
CONVERTIBLE BONDS—96.3%
Principal Amount		Value
AIR FREIGHT & LOGISTICS—0.6%
	Echo Global Logistics Inc.
$2,559	2.500%—05/01/2020	$ 2,351
AUTOMOBILES—1.1%
	Tesla Motors Inc.
5,290	1.250%—03/01/2021	4,648
BIOTECHNOLOGY—1.9%
	BioMarin Pharmaceutical Inc.
1,370	0.750%—10/15/2018	1,540
5,778	1.500%—10/15/2020	6,760
		8,300
CAPITAL MARKETS—2.2%
	Ares Capital Corp.
8,939	4.375%—01/15/2019	9,308
CONVERTIBLE BONDS—Continued
Principal Amount		Value
COMMUNICATIONS EQUIPMENT—3.2%
	Brocade Communications Systems Inc.
$3,216	1.375%—01/01/2020	$ 3,204
	Ciena Corp.
2,140	0.875%—06/15/2017	2,139
	InterDigital Inc.
5,272	1.500%—03/01/2020	6,105
	Palo Alto Networks Inc.
1,385	0.000%—07/01/2019[1]	2,056
		13,504
CONSTRUCTION & ENGINEERING—1.4%
	Dycom Industries Inc.
3,512	0.750%—09/15/2021	3,780
	Tutor Perini Corp.
2,300	2.875%—06/15/2021[2]	2,300
		6,080
DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
	Inmarsat plc
3,000	3.875%—09/09/2023	3,067
ENERGY EQUIPMENT & SERVICES—0.4%
	Weatherford International Ltd.
1,758	5.875%—07/01/2021	1,869
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—8.0%
	American Realty Capital Properties Inc.
2,130	3.000%—08/01/2018	2,131
	Colony Starwood Homes
3,020	3.000%—07/01/2019	3,298
	Empire State Realty OP LP
1,966	2.625%—08/15/2019[2]	2,195
	Extra Space Storage LP
7,139	3.125%—10/01/2035[2]	7,616
	National Health Investors Inc.
4,729	3.250%—04/01/2021	5,350
	Spirit Realty Capital Inc.
3,835	2.875%—05/15/2019	4,053
	Starwood Property Trust Inc.
8,775	4.550%—03/01/2018	9,614
		34,257
HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
	Hologic Inc.
2,423	0.000%—12/15/2043[3]	2,930
1,645	2.000%—03/01/2042[3]	2,104
		5,034
	Integra LifeSciences Holdings Corp.
1,349	1.625%—12/15/2016	2,042
	Wright Medical Group Inc.
4,847	2.000%—02/15/2020	4,983
		12,059
HEALTH CARE PROVIDERS & SERVICES—5.6%
	Brookdale Senior Living Inc.
6,620	2.750%—06/15/2018	6,467
	Jazz Investments I Ltd.
6,285	1.875%—08/15/2021	6,261
	Molina Healthcare Inc.
4,647	1.625%—08/15/2044	5,402

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	NuVasive Inc.
$4,766	2.250%—03/15/2021[2]	$ 5,672
		23,802
HEALTH CARE TECHNOLOGY—4.2%
	Allscripts Healthcare Solutions Inc.
7,036	1.250%—07/01/2020	6,979
	Medidata Solutions Inc.
7,784	1.000%—08/01/2018	8,582
	QIAGEN NV
2,000	0.375%—03/19/2019	2,153
		17,714
HOUSEHOLD DURABLES—3.8%
	CalAtlantic Group Inc.
4,557	0.250%—06/01/2019	4,232
2,842	1.625%—05/15/2018	3,350
		7,582
	Toll Brothers Finance Corp.
8,603	0.500%—09/15/2032	8,485
		16,067
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—1.0%
	NRG Yield Inc.
4,458	3.500%—02/01/2019[2]	4,436
INDUSTRIAL CONGLOMERATES—0.8%
	Siemens Financieringsmaatschappij NV
3,000	1.650%—08/16/2019	3,471
INTERNET & CATALOG RETAIL—7.6%
	Ctrip.Com International Ltd.
4,290	1.250%—09/15/2022[2]	4,237
5,783	1.990%—07/01/2025	6,361
		10,598
	Liberty Interactive LLC
1,070	1.750%—09/30/2046[2]	1,081
	Priceline Group Inc.
9,483	0.900%—09/15/2021	10,165
	Shutterfly Inc.
3,984	0.250%—05/15/2018	4,006
	Vipshop Holdings Ltd.
6,107	1.500%—03/15/2019	6,519
		32,369
INTERNET SOFTWARE & SERVICES—6.8%
	Akamai Technologies Inc.
8,661	0.000%—02/15/2019[1]	9,121
	Envestnet Inc.
2,386	1.750%—12/15/2019	2,264
	Twitter Inc.
9,674	1.000%—09/15/2021	8,954
	Web.com Group Inc.
6,750	1.000%—08/15/2018	6,434
	WebMD Health Corp.
2,095	2.625%—06/15/2023[2]	2,032
		28,805
IT SERVICES—2.5%
	Blackhawk Network Holdings Inc.
5,570	1.500%—01/15/2022[2]	5,636
CONVERTIBLE BONDS—Continued
Principal Amount		Value
IT SERVICES—Continued
	Cardtronics Inc.
$2,892	1.000%—12/01/2020	$ 3,254
	Euronet Worldwide Inc.
1,415	1.500%—10/01/2044	1,755
		10,645
LIFE SCIENCES TOOLS & SERVICES—1.3%
	Illumina Inc.
5,551	0.500%—06/15/2021	5,575
MACHINERY—2.5%
	Chart Industries Inc.
4,380	2.000%—08/01/2018	4,303
	Meritor Inc.
1,525	7.875%—03/01/2026	1,988
	Navistar International Corp.
4,725	4.750%—04/15/2019	4,412
		10,703
MEDIA—4.1%
	Dish Network Corp.
5,515	3.375%—08/15/2026[2]	6,346
	Liberty Media Corp.
2,090	1.375%—10/15/2023	2,149
2,155	2.250%—09/30/2046[2]	2,226
		4,375
	Live Nation Entertainment Inc.
6,288	2.500%—05/15/2019	6,854
		17,575
METALS & MINING—1.5%
	Royal Gold Inc.
1,921	2.875%—06/15/2019	2,068
	RTI International Metals Inc.
4,130	1.625%—10/15/2019	4,282
		6,350
OIL, GAS & CONSUMABLE FUELS—2.6%
	Chesapeake Energy Corp.
1,075	5.500%—09/15/2026[2]	1,015
	Oasis Petroleum Inc.
1,459	2.625%—09/15/2023	1,629
	PDC Energy Inc.
808	1.125%—09/15/2021	825
	SM Energy Co.
710	1.500%—07/01/2021	794
	Total SA MTN[4]
4,200	0.500%—12/02/2022	4,364
	Whiting Petroleum Corp.
2,670	1.250%—04/01/2020	2,253
		10,880
PHARMACEUTICALS—2.3%
	Impax Laboratories Inc.
8,340	2.000%—06/15/2022	7,277
	Teva Pharmaceutical Finance Co. LLC
2,304	0.250%—02/01/2026	2,700
		9,977
PROFESSIONAL SERVICES—1.2%
	Huron Consulting Group Inc.
5,303	1.250%—10/01/2019	5,217

Harbor Convertible Securities Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CONVERTIBLE BONDS—Continued
Principal Amount		Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—9.7%
	Integrated Device Technology Inc.
$4,448	0.875%—11/15/2022[2]	$ 4,328
	Intel Corp.
4,895	2.950%—12/15/2035	6,379
	Lam Research Corp.
3,225	1.250%—05/15/2018	5,247
	Microchip Technology Inc.
4,132	1.625%—02/15/2025	5,150
	NXP Semiconductors NV
6,370	1.000%—12/01/2019	7,341
	ON Semiconductor Corp.
6,815	1.000%—12/01/2020	6,836
	STMicroelectronics NV
6,000	0.000%—07/03/2019[1]	6,249
		41,530
SOFTWARE—12.5%
	Citrix Systems Inc.
6,302	0.500%—04/15/2019	7,101
	FireEye Inc.
961	1.000%—06/01/2035	880
2,537	1.625%—06/01/2035	2,291
		3,171
	Nuance Communications Inc.
4,850	1.000%—12/15/2035[2]	4,229
	Proofpoint Inc.
6,910	0.750%—06/15/2020	8,318
	Red Hat Inc.
3,213	0.250%—10/01/2019	3,994
	Rovi Corp.
545	0.500%—03/01/2020	550
	Salesforce.com Inc.
3,285	0.250%—04/01/2018	4,051
	ServiceNow Inc.
3,677	0.000%—11/01/2018[1]	4,815
	Synchronoss Technologies Inc.
2,003	0.750%—08/15/2019	2,074
CONVERTIBLE BONDS—Continued
Principal Amount		Value
SOFTWARE—Continued
	Verint Systems Inc.
$9,504	1.500%—06/01/2021	$ 9,005
	Workday Inc.
4,819	0.750%—07/15/2018	5,756
		53,064
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
	Electronics For Imaging Inc.
6,751	0.750%—09/01/2019	7,156
TRANSPORTATION INFRASTRUCTURE—2.3%
	Macquarie Infrastructure Corp.
4,795	2.000%—10/01/2023	4,840
4,151	2.875%—07/15/2019	4,789
		9,629
TOTAL CONVERTIBLE BONDS
(Cost $402,815)		410,408

SHORT-TERM INVESTMENTS—3.5%
(Cost $14,915)
REPURCHASE AGREEMENTS
14,915	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $15,215)	14,915
TOTAL INVESTMENTS—99.8%
(Cost $417,730)		425,323
CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		994
TOTAL NET ASSETS—100.0%		$426,317

FAIR VALUE MEASUREMENTS
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Zero coupon bond
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $53,349,000 or 13% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at October 31, 2016.
4	MTN after the name of a security stands for Medium Term Note.
The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Shenkman Capital Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Portfolio Managers
Mark Shenkman
Since 2002
Eric Dobbin
Since 2012
Steven N. Schweitzer
Since 2012
Justin W. Slatky
Since 2012
Robert Kricheff
Since 2015
Shenkman Capital has subadvised the Fund since 2002.
Investment Objective
Total return
Principal Style Characteristics
High-yield bonds
Mark Shenkman

Eric Dobbin

Steven N. Schweitzer

Justin W. Slatky

Robert Kricheff

Management’s Discussion of
Fund Performance
Market review
The high yield market went for a roller-coaster ride over the twelve month period ended October 31, 2016.   It got off to a strong start in calendar year 2015 but turned down later in the fiscal year when global commodity markets came under pressure with significant price declines in oil, gas, coal, and steel.   The resulting collapse in related bond prices combined with bond downgrades to drive overall market performance lower in late 2015 and early 2016 and the percentage of the market trading at distressed levels peaked at 30% in early February.   Then, just as rapidly as the market moved lower on commodity company problems and risk reduction trades, the market turned higher with the bottoming of oil in the high $20’s (intraday) and the concurrent reversal to the upside in metals and mining products.   Companies have used the recovery in debt and equity markets to further strengthen their balance sheets by raising cash from equity sales and issuing new low-cost debt.    The percentage of the market trading at stressed levels declined to 9%. We believe that the constituent companies that make up the high yield market have positioned themselves for growth within the context of current economic conditions.
Issuance of new high yield paper declined in volume versus the prior twelve months as most of the refinancing needs were dealt with in earlier years and leveraged buyout activity remained at low levels.   We also note that the weakest issuers, triple-C rated companies, actually issued less debt than in preceding years.   While mergers and acquisitions hit a record high during the last year, most of the activity was investment grade strategic buying with a much lower component consisting of high yield buyers.   As we look forward, we think high yield companies will become more active in driving growth through acquisitions and thus should need to access the capital markets more frequently to fund their buys.
Much like 2015, another key influence on market movements this year has been the benign interest rate environment fostered by the U.S. Federal Reserve.   While current expectations are that U.S. Treasury rates will trend higher with the economy near full employment and GDP growing at the 2-2.5% rate, the past twelve months saw the ten-year Treasury yield fluctuate mostly within a 1.75%-2.25% band.    This relatively stable range enabled high yield investors to harvest significantly higher coupon income without the need to absorb a significant change in prevailing interest rates.    The massive rally in global bond prices actually drove interest rates negative in Germany, Japan, and Switzerland, which then resulted in large capital flows into U.S. credit investments.
The past year experienced a slight uptick in default rates as energy and mining companies had their difficulties, particularly early in the fiscal period.   Away from these troubled sectors, defaults remained at exceptionally low levels.    As the year progressed and commodity prices rebounded, the pace of credit problems declined.    We expect the current commodity price levels combined with modest economic growth will allow a further improvement in credit statistics over the next twelve months, although some lingering poor credits will reach the end of their liquidity runways during the next year.    With credit markets strong, equity markets near all-time highs, and private equity coffers full, access to capital appears very supportive for most high yield market companies.

Harbor High-Yield Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
Reynolds Group Issuer Inc.	1.4%
Calpine Corp.	1.3%
NRG Energy Inc.	1.3%
Avis Budget Car Rental LLC	1.1%
Cequel Communications Holdings I LLC	1.1%
Inmarsat Finance plc	1.1%
Ardagh Packaging Finance plc	1.0%
Cablevision Systems Corp.	1.0%
Valeant Pharmaceuticals International Inc.	1.0%
performance
Harbor High-Yield Bond Fund returned 5.46% (Institutional Class), 5.18% (Administrative Class), 5.02% (Investor Class), and 5.61% (Retirement Class) during the twelve months ended October 31, 2016, lagging the BofA Merrill Lynch U.S. Non-Distressed High Yield Index which returned 8.21%. Please note that Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses. From an industry perspective relative to the BofA Merrill Lynch U.S. High Yield Non-Distressed Index, the Fund’s positive selection in Healthcare and underweight in Finance: Banking contributed positively to performance. While the Fund’s underweight and negative security selection within Oil & Gas and Utilities: Gas detracted from performance. From a ratings perspective, the Fund’s negative selection in BB rated credits and overweight to B rated credits detracted from performance, while positive selection and overweight to CCC rated credits contributed positively.
At the end of the period, the Fund’s cash balance was 1.82% and holdings included 231 issuers in 35 industries. Some important portfolio metrics included a 5.74% yield-to-worst, a current yield of 6.18% and weighted average credit ratings and our proprietary rating system, C.Scope®, credit score of B+/B2 and 81, respectively.
Outlook & Strategy
The credit markets are at a crossroads. While interest rates may increase as the Fed starts to push up rates, we do believe the credit cycle can be extended. We believe that an economy solidly growing at 2% plus rates likely provides most high yield companies with the ability to increase earnings. However, the riskier CCC-rated bonds have a steeper maturity wall than higher quality credits and could face refinancing difficulties as interest rates rise. Heightened M&A activity may lead to market volatility and greater credit differentiation. We believe a market correction or increased volatility would be more severe for the equity or illiquid alternative asset classes rather than high yield which is in a better position to weather any difficulties. On a technical and fundamental basis, we believe that the high yield market should remain well positioned to thrive in the current economic and interest rate environment.

This report contains the current opinions of Shenkman Capital Management, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024
Cusip	411511553
Ticker	HYFAX
Inception Date	12/01/2002
Net Expense Ratio	0.66% [a]
Total Net Assets (000s)	$1,817,902

ADMINISTRATIVE CLASS

Fund #	2224
Cusip	411511546
Ticker	HYFRX
Inception Date	12/01/2002
Net Expense Ratio	0.91% [a]
Total Net Assets (000s)	$4,631

INVESTOR CLASS

Fund #	2424
Cusip	411511538
Ticker	HYFIX
Inception Date	12/01/2002
Net Expense Ratio	1.03% [a]
Total Net Assets (000s)	$87,155

RETIREMENT CLASS

Fund #	2524
Cusip	411512379
Ticker	HNHYX
Inception Date	03/01/2016
Net Expense Ratio	0.61% [a,b]
Total Net Assets (000s)	$1,828
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	6.20%	6.52%
Yield to Maturity	5.74%	6.62%
Current 30-Day Yield (Institutional Class)	4.54%	6.58%
Weighted Average Maturity	6.19 years	6.42 years
Weighted Average Duration	3.59 years	4.02 years
Beta vs. BofA Merrill Lynch U.S. Non-Distressed High Yield Index	1.13	1.00
Portfolio Turnover (Year Ended 10/31/2016)	58%	N/A
Sector Allocation (% of investments)
(Excludes cash and short-term investments)
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	1.82%
>1 to 5	22.11%
>5 to 10	75.06%
>10 to 15	1.01%
>15 to 20	0.00%
>20 to 25	0.00%
>25 yrs.	0.00%

a	Reflects a contractual management fee waiver effective through February 28, 2017.
b	Annualized

Harbor High-Yield Bond Fund
Fund Performance Summary (Unaudited)

The graph compares a $50,000 investment in the Fund with the performance of the BofA Merrill Lynch U.S. Non-Distressed High Yield. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $50,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $50,000 Investment
		5 Years	10 Years
Harbor High-Yield Bond Fund
Institutional Class	5.46%	5.24%	6.00%	12/01/2002	$89,582
Administrative Class	5.18	4.98	5.76	12/01/2002	87,518
Investor Class	5.02	4.85	5.62	12/01/2002	86,362
Retirement Class[1]	5.61	5.27	6.02	03/01/2016	89,710
Comparative Index
BofA Merrill Lynch U.S. Non-Distressed High Yield	8.21%	7.16%	6.51%	—	$93,972
As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Net) and 0.71% (Gross) (Institutional Class); 0.92% (Net) and 0.96% (Gross) (Administrative Class); 1.04% (Net) and 1.08% (Gross) (Investor Class); and 0.62% (Net) and 0.66% (Gross) (Retirement Class).  The net expense ratios reflect a contractual management fee waiver effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of Fund shares that are held for less than 90 days.

1	Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but somewhat higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.

Harbor High-Yield Bond Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 3.3%)
BANK LOAN OBLIGATIONS—4.3%
Principal Amount		Value
CAPITAL MARKETS—0.1%
	Walter Investment Management Corp.
	Term Loan B
$2,805	4.750%—12/18/2020[1]	$ 2,640
CHEMICALS—0.5%
	Solenis International LP
	Second-Lien Term Loan
5,000	7.750%—07/31/2022[1]	4,910
	Tronox Pigments Holland BV
	Term Loan
5,462	4.500%—03/19/2020[1]	5,437
		10,347
COMMERCIAL SERVICES & SUPPLIES—0.7%
	Advanced Disposal Services Inc.
	Term Loan B2
2,420	3.750%—10/09/2019[1]	2,425
	Brand Energy & Infrastructure Services Inc.
	Term Loan
6,078	4.750%—11/26/2020[1]	6,016
	Granite Acquisition Inc.
	Term Loan B
3,805	5.000%—12/17/2021[1]	3,779
	Term Loan C
170	5.000%—12/17/2021[1]	169
		3,948
		12,389
CONTAINERS & PACKAGING—0.2%
	Mauser U.S. Holdings Inc.
	Second-Lien Term Loan
4,675	8.750%—07/31/2022[1]	4,617
ELECTRICAL EQUIPMENT—0.3%
	Vertiv Co.
	Term Loan B
5,500	6.000%—09/29/2023[1]	5,490
HOTELS, RESTAURANTS & LEISURE—0.2%
	Amaya Holdings BV
	First-Lien Term Loan B
2,714	5.000%—08/01/2021[1]	2,716
	Second-Lien Term Loan B
1,307	8.000%—08/01/2022[1]	1,307
		4,023
INTERNET SOFTWARE & SERVICES—0.3%
	Ancestry.com Inc.
	First-Lien Term Loan
1,180	5.250%—10/19/2023[1]	1,184
	Second-Lien Term Loan
1,580	9.250%—10/11/2024[1]	1,608
		2,792

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

BANK LOAN OBLIGATIONS—Continued
Principal Amount		Value
INTERNET SOFTWARE & SERVICES—Continued
	Rackspace Hosting Inc.
	First-Lien Term Loan
$2,195	5.000%—10/26/2023[1]	$ 2,210
		5,002
MEDIA—0.8%
	William Morris Endeavor Entertainment LLC
	Term Loan B
15,425	5.250%—05/06/2021[1]	15,529
OIL, GAS & CONSUMABLE FUELS—0.6%
	California Resources Corporation
	Term Loan
3,050	11.375%—12/31/2021[1]	3,270
	Chesapeake Energy Corp.
	Term Loan
8,000	8.500%—08/23/2021[1]	8,564
		11,834
SPECIALTY RETAIL—0.4%
	Ascena Retail Group Inc.
	Term Loan B
7,774	5.250%—08/21/2022[1]	7,596
TRADING COMPANIES & DISTRIBUTORS—0.2%
	Safway Group Holdings LLC
	Term Loan B
3,075	5.750%—08/21/2023[1]	3,088
TOTAL BANK LOAN OBLIGATIONS
(Cost $80,734)		82,555

CORPORATE BONDS & NOTES—92.4%
AEROSPACE & DEFENSE—2.2%
	Bombardier Inc.
3,700	6.000%—10/15/2022[2]	3,302
5,850	6.125%—01/15/2023[2]	5,107
		8,409
	DigitalGlobe Inc.
5,000	5.250%—02/01/2021[2]	5,050
	KLX Inc.
225	5.875%—12/01/2022[2]	230
	Kratos Defense & Security Solutions Inc.
1,584	7.000%—05/15/2019	1,449
	Moog Inc.
10,000	5.250%—12/01/2022[2]	10,300
	Orbital ATK Inc.
4,200	5.500%—10/01/2023	4,400
	TransDigm Inc.
1,000	6.375%—06/15/2026[2]	1,029
11,500	6.500%—07/15/2024-05/15/2025	12,131
		13,160
		42,998
AIR FREIGHT & LOGISTICS—0.6%
	XPO Logistics Inc.
5,000	6.125%—09/01/2023[2]	5,156
6,250	6.500%—06/15/2022[2]	6,516
		11,672
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
AUTO COMPONENTS—1.5%
	American Axle & Manufacturing Inc.
$5,000	6.625%—10/15/2022	$ 5,288
	American Tire Distributors Inc.
8,150	10.250%—03/01/2022[2]	7,534
	BCD Acquisition Inc.
5,500	9.625%—09/15/2023[2]	5,706
	Dana Financing Luxembourg SARL
5,900	6.500%—06/01/2026[2]	6,291
	ZF North America Capital Inc.
3,650	4.750%—04/29/2025[2]	3,864
		28,683
BUILDING PRODUCTS—2.6%
	Griffon Corp.
16,225	5.250%—03/01/2022	16,489
	HD Supply Inc.
5,000	5.750%—04/15/2024[2]	5,262
	RSI Home Products Inc.
6,500	6.500%—03/15/2023[2]	6,922
	Standard Industries Inc.
10,500	5.500%—02/15/2023[2]	10,973
	Summit Materials LLC
9,250	6.125%—07/15/2023	9,528
		49,174
CAPITAL MARKETS—0.2%
	Neuberger Berman Group LLC
3,300	5.875%—03/15/2022[2]	3,440
CHEMICALS—2.3%
	A Schulman Inc.
5,000	6.875%—06/01/2023[2]	5,113
	Consolidated Energy Finance SA
200	6.750%—10/15/2019[2]	201
	Huntsman International LLC
5,000	4.875%—11/15/2020	5,213
	INEOS Group Holdings SA
3,000	5.625%—08/01/2024[2]	2,981
	NOVA Chemicals Corp.
6,000	5.250%—08/01/2023[2]	6,135
	Platform Specialty Products Corp.
6,600	6.500%—02/01/2022[2]	6,435
	PQ Corp.
4,500	6.750%—11/15/2022[2]	4,866
	Trinseo Materials Operation SCA
1,500	6.750%—05/01/2022[2]	1,586
	Tronox Finance LLC
4,625	7.500%—03/15/2022[2]	4,162
	Univar USA Inc.
7,750	6.750%—07/15/2023[2]	8,060
		44,752
COMMERCIAL SERVICES & SUPPLIES—3.0%
	Advanced Disposal Services Inc.
4,650	5.625%—11/15/2024[2]	4,685
	Brand Energy & Infrastructure Services Inc.
7,000	8.500%—12/01/2021[2]	7,052
	Clean Harbors Inc.
11,500	5.125%—06/01/2021	11,802
	Covanta Holding Corp.
2,525	5.875%—03/01/2024	2,468

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
COMMERCIAL SERVICES & SUPPLIES—Continued
$6,900	6.375%—10/01/2022	$ 7,055
1,000	7.250%—12/01/2020	1,027
		10,550
	Garda World Security Corp.
5,000	7.250%—11/15/2021[2]	4,800
	NuStar Logistics LP
2,000	6.750%—02/01/2021	2,185
	RR Donnelley & Sons Co.
5,000	6.000%—04/01/2024	4,800
	West Corp.
11,000	5.375%—07/15/2022[2]	10,629
		56,503
COMMUNICATIONS EQUIPMENT—1.0%
	Hughes Satellite Systems Corp.
750	5.250%—08/01/2026[2]	741
2,500	6.625%—08/01/2026[2]	2,481
13,750	7.625%—06/15/2021	15,108
		18,330
CONSTRUCTION & ENGINEERING—0.3%
	AECOM
5,000	5.750%—10/15/2022	5,273
1,000	5.875%—10/15/2024	1,061
		6,334
CONSUMER FINANCE—1.1%
	Navient Corp.
4,000	6.625%—07/26/2021	4,040
2,400	7.250%—09/25/2023	2,397
		6,437
	Navient Corp. MTN[3]
1,500	5.500%—01/25/2023	1,367
6,950	7.250%—01/25/2022	7,045
		8,412
	OneMain Financial Holdings Inc.
2,500	6.750%—12/15/2019[2]	2,597
	Springleaf Finance Corp.
4,000	7.750%—10/01/2021	4,167
		21,613
CONTAINERS & PACKAGING—3.9%
	ARD Finance SA
7,500	7.125%—09/15/2023[2]	7,453
	Ardagh Packaging Finance plc
3,000	4.625%—05/15/2023[2]	3,053
9,774	6.250%—01/31/2019[2]	9,994
6,000	7.250%—05/15/2024[2]	6,360
		19,407
	Berry Plastics Corp.
1,300	5.125%—07/15/2023	1,329
4,000	5.500%—05/15/2022	4,180
		5,509
	Reynolds Group Issuer Inc.
18,000	5.750%—10/15/2020	18,496
7,000	7.000%—07/15/2024[2]	7,494
		25,990
	Signode Industrial Group Lux SA
13,500	6.375%—05/01/2022[2]	13,702
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
CONTAINERS & PACKAGING—Continued
	Silgan Holdings Inc.
$1,500	5.500%—02/01/2022	$ 1,564
		73,625
DIVERSIFIED TELECOMMUNICATION SERVICES—4.4%
	Altice Financing SA
3,000	6.625%—02/15/2023[2]	3,099
2,100	7.500%—05/15/2026[2]	2,174
		5,273
	CenturyLink Inc.
3,700	5.625%—04/01/2020	3,973
2,150	5.800%—03/15/2022	2,190
1,675	7.500%—04/01/2024	1,750
		7,913
	Frontier Communications Corp.
7,000	7.125%—03/15/2019-01/15/2023	6,672
2,675	7.625%—04/15/2024	2,374
2,650	10.500%—09/15/2022	2,766
		11,812
	GCI Inc.
7,000	6.750%—06/01/2021	7,263
2,460	6.875%—04/15/2025	2,509
		9,772
	Inmarsat Finance plc
18,000	4.875%—05/15/2022[2]	17,066
3,950	6.500%—10/01/2024[2]	4,009
		21,075
	Level 3 Communications Inc.
2,100	5.750%—12/01/2022	2,168
	Level 3 Financing Inc.
825	5.125%—05/01/2023	835
5,250	5.375%—01/15/2024	5,355
1,100	6.125%—01/15/2021	1,139
		7,329
	Telecom Italia SpA
4,500	5.303%—05/30/2024[2]	4,590
	Zayo Group LLC
11,000	6.000%—04/01/2023	11,619
1,700	6.375%—05/15/2025	1,793
		13,412
		83,344
ELECTRIC UTILITIES—1.0%
	Talen Energy Supply LLC
14,050	4.625%—07/15/2019[2]	13,418
7,000	6.500%—06/01/2025	5,880
		19,298
ELECTRICAL EQUIPMENT—0.0%
	Sensata Technologies BV
800	5.000%—10/01/2025[2]	824
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.8%
	Anixter Inc.
9,000	5.125%—10/01/2021	9,450
750	5.500%—03/01/2023	792
		10,242

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—Continued
	Belden Inc.
$5,000	5.500%—09/01/2022[2]	$ 5,138
		15,380
ENERGY EQUIPMENT & SERVICES—1.3%
	Archrock Partners LP
3,000	6.000%—04/01/2021-10/01/2022	2,837
	Hornbeck Offshore Services Inc.
4,500	5.000%—03/01/2021	2,700
1,700	5.875%—04/01/2020	1,105
		3,805
	Precision Drilling Corp.
2,350	6.625%—11/15/2020	2,291
	SESI LLC
1,900	6.375%—05/01/2019	1,886
700	7.125%—12/15/2021	686
		2,572
	Unit Corp.
5,440	6.625%—05/15/2021	5,032
	Weatherford International Ltd.
200	4.500%—04/15/2022	181
6,550	7.750%—06/15/2021	6,640
1,000	8.250%—06/15/2023	1,038
		7,859
		24,396
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
	Communications Sales & Leasing Inc.
7,500	8.250%—10/15/2023	7,950
	CyrusOne LP
2,000	6.375%—11/15/2022	2,130
	DuPont Fabros Technology LP
2,000	5.875%—09/15/2021	2,096
	FelCor Lodging LP
5,650	5.625%—03/01/2023	5,859
3,900	6.000%—06/01/2025	4,066
		9,925
	GEO Group Inc.
1,500	5.125%—04/01/2023	1,315
3,650	5.875%—01/15/2022-10/15/2024	3,383
		4,698
	Iron Mountain Inc.
14,275	5.750%—08/15/2024	14,703
1,125	6.000%—10/01/2020[2]	1,194
		15,897
	Kennedy-Wilson Inc.
5,000	5.875%—04/01/2024	5,075
	MPT Operating Partnership LP
2,750	5.250%—08/01/2026	2,812
1,500	6.375%—03/01/2024	1,624
		4,436
	Realogy Group LLC
5,000	4.875%—06/01/2023[2]	5,050
5,500	5.250%—12/01/2021[2]	5,809
		10,859
	RHP Hotel Properties LP
3,250	5.000%—04/15/2021	3,364
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITs)—Continued
	Sabra Health Care LP
$1,800	5.500%—02/01/2021	$ 1,881
		68,311
FOOD & STAPLES RETAILING—1.6%
	Albertsons Cos. LLC
7,700	5.750%—03/15/2025[2]	7,621
2,250	6.625%—06/15/2024[2]	2,340
		9,961
	NBTY Inc.
8,500	7.625%—05/15/2021[2]	8,351
	Pinnacle Foods Inc.
1,450	5.875%—01/15/2024	1,561
	Rite Aid Corp.
4,650	6.125%—04/01/2023[2]	4,932
	US Foods Inc.
4,700	5.875%—06/15/2024[2]	4,947
		29,752
FOOD PRODUCTS—1.4%
	Darling Ingredients Inc.
3,210	5.375%—01/15/2022	3,358
	Dole Food Co. Inc.
7,000	7.250%—05/01/2019[2]	7,114
	Post Holdings Inc.
3,000	5.000%—08/15/2026[2]	2,918
12,500	6.000%—12/15/2022[2]	13,234
		16,152
		26,624
GAS UTILITIES—1.3%
	Ferrellgas LP
5,550	6.500%—05/01/2021	5,259
5,500	6.750%—06/15/2023	5,156
		10,415
	Rose Rock Midstream LP
8,000	5.625%—07/15/2022-11/15/2023	7,707
	Suburban Propane Partners LP
6,542	7.375%—08/01/2021	6,808
		24,930
HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
	Alere Inc.
5,600	6.375%—07/01/2023[2]	5,866
	Capsugel SA
8,500	7.000%—05/15/2019[2]	8,504
	Hologic Inc.
4,650	5.250%—07/15/2022[2]	4,935
		19,305
HEALTH CARE PROVIDERS & SERVICES—7.0%
	Acadia Healthcare Co. Inc.
1,000	5.125%—07/01/2022	985
100	5.625%—02/15/2023	101
5,200	6.500%—03/01/2024	5,349
		6,435
	Air Medical Merger Sub Corp.
5,000	6.375%—05/15/2023[2]	4,850
	AMN Healthcare Inc.
2,075	5.125%—10/01/2024[2]	2,111

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HEALTH CARE PROVIDERS & SERVICES—Continued
	Centene Corp.
$6,400	4.750%—01/15/2025	$ 6,400
7,000	5.625%—02/15/2021	7,385
		13,785
	Community Health Systems Inc.
1,250	8.000%—11/15/2019	1,094
	DaVita HealthCare Partners Inc.
8,400	5.000%—05/01/2025	8,127
	DaVita Inc.
2,825	5.125%—07/15/2024	2,760
3,300	5.750%—08/15/2022	3,399
		6,159
	Double Eagle Acquisition Sub Inc.
5,900	7.500%—10/01/2024[2]	6,092
	Envision Healthcare Corp.
7,650	5.125%—07/01/2022[2]	7,645
	HCA Holdings Inc.
2,500	6.250%—02/15/2021	2,703
	HCA Inc.
7,600	4.500%—02/15/2027	7,524
3,700	4.750%—05/01/2023	3,862
6,050	5.875%—05/01/2023-02/15/2026	6,419
		17,805
	MEDNAX Inc.
1,500	5.250%—12/01/2023[2]	1,571
	Molina Healthcare Inc.
5,000	5.375%—11/15/2022	5,228
	MPH Acquisition Holdings LLC
15,950	7.125%—06/01/2024[2]	17,105
	RegionalCare Hospital Partners Holdings Inc.
6,000	8.250%—05/01/2023[2]	6,097
	Sterigenics-Nordion Holdings LLC
1,903	6.500%—05/15/2023[2]	1,960
	Sterigenics-Nordion Topco LLC
6,350	8.125%—11/01/2021[2]	6,239
	Surgical Care Affiliates Inc.
5,000	6.000%—04/01/2023[2]	5,225
	Team Health Inc.
7,250	7.250%—12/15/2023[2]	8,211
	Tenet Healthcare Corp.
1,350	4.350%—06/15/2020[4]	1,364
4,200	6.750%—06/15/2023	3,864
		5,228
		133,670
HOTELS, RESTAURANTS & LEISURE—2.5%
	Boyd Gaming Corp.
3,100	6.375%—04/01/2026[2]	3,333
	Burger King Worldwide Inc.
10,000	6.000%—04/01/2022[2]	10,485
	ESH Hospitality Inc.
13,750	5.250%—05/01/2025[2]	13,647
	Pinnacle Entertainment Inc.
1,750	5.625%—05/01/2024[2]	1,761
	Scientific Games International Inc.
1,550	6.250%—09/01/2020	1,308
3,150	6.625%—05/15/2021	2,606
		3,914
	Station Casinos LLC
3,450	7.500%—03/01/2021	3,632
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
HOTELS, RESTAURANTS & LEISURE—Continued
	Viking Cruises Ltd.
$1,150	6.250%—05/15/2025[2]	$ 1,058
9,650	8.500%—10/15/2022[2]	9,771
		10,829
		47,601
HOUSEHOLD DURABLES—1.0%
	Energizer Holdings Inc.
9,000	5.500%—06/15/2025[2]	9,135
	Kronos Acquisition Holdings Inc.
2,725	9.000%—08/15/2023[2]	2,807
	Shea Homes LP
6,000	5.875%—04/01/2023[2]	5,925
	Tri Pointe Group Inc.
1,400	4.875%—07/01/2021	1,445
		19,312
HOUSEHOLD PRODUCTS—0.6%
	First Quality Finance Co. Inc.
12,000	4.625%—05/15/2021[2]	12,105
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS—3.5%
	AES Corp.
4,500	5.500%—04/15/2025	4,568
300	6.000%—05/15/2026	309
		4,877
	Calpine Corp.
3,000	5.375%—01/15/2023	2,985
9,850	5.500%—02/01/2024	9,576
13,000	5.750%—01/15/2025	12,691
		25,252
	Dynegy Inc.
4,750	7.375%—11/01/2022	4,620
1,000	7.625%—11/01/2024	961
6,550	8.000%—01/15/2025[2]	6,337
		11,918
	NRG Energy Inc.
18,450	6.250%—07/15/2022-05/01/2024	17,992
6,675	6.625%—01/15/2027[2]	6,260
		24,252
		66,299
INTERNET SOFTWARE & SERVICES—0.2%
	Rackspace
2,425	8.625%—11/15/2024[2]	2,434
	Verisign Inc.
1,275	5.250%—04/01/2025	1,352
		3,786
IT SERVICES—1.6%
	Alliance Data Systems Corp.[3]
3,175	5.875%—11/01/2021[2]	3,215
	Alliance Data Systems Corp.
3,200	5.375%—08/01/2022[2]	3,096
11,400	6.375%—04/01/2020[2]	11,656
		14,752

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
IT SERVICES—Continued
	First Data Corp.
$1,500	5.375%—08/15/2023[2]	$ 1,552
3,750	5.750%—01/15/2024[2]	3,830
		5,382
	WEX Inc.
8,005	4.750%—02/01/2023[2]	8,005
		31,354
LIFE SCIENCES TOOLS & SERVICES—0.5%
	Jaguar Holding Co. II
7,500	6.375%—08/01/2023[2]	7,560
	Quintiles Transnational Corp.
2,350	4.875%—05/15/2023[2]	2,429
		9,989
MACHINERY—0.7%
	Gardner Denver Inc.
5,000	6.875%—08/15/2021[2]	4,888
	Terex Corp.
400	6.000%—05/15/2021	408
6,975	6.500%—04/01/2020	7,181
		7,589
		12,477
MEDIA—14.3%
	Altice Luxembourg SA
1,900	7.625%—02/15/2025[2]	1,983
4,200	7.750%—05/15/2022[2]	4,436
		6,419
	Altice US Finance I Corp.
3,300	5.500%—05/15/2026[2]	3,374
	Cable One Inc.
2,885	5.750%—06/15/2022[2]	3,051
	Cablevision Systems Corp.
12,000	5.875%—09/15/2022	11,100
8,000	8.000%—04/15/2020	8,500
		19,600
	CBS Radio Inc.
1,750	7.250%—11/01/2024[2]	1,822
	CCO Holdings LLC
3,200	5.125%—05/01/2023[2]	3,320
5,250	5.250%—03/15/2021-09/30/2022	5,479
5,100	5.875%—04/01/2024[2]	5,393
		14,192
	Cengage Learning Inc.
5,750	9.500%—06/15/2024[2]	5,376
	Cequel Communications Holdings I LLC
6,000	5.125%—12/15/2021[2]	5,940
14,000	6.375%—09/15/2020[2]	14,472
		20,412
	Clear Channel Worldwide Holdings Inc.
3,000	7.625%—03/15/2020	2,918
	CSC Holdings LLC
4,100	5.250%—06/01/2024	3,844
750	10.875%—10/15/2025[2]	864
		4,708
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	DISH DBS Corp.
$3,800	5.000%—03/15/2023	$ 3,753
5,000	5.875%—11/15/2024	5,053
		8,806
	Gray Television Inc.
1,825	5.125%—10/15/2024[2]	1,775
	LG Financeco Corp.
2,000	5.875%—11/01/2024[2]	2,029
	MDC Partners Inc.
9,000	6.500%—05/01/2024[2]	7,695
	Mediacom Broadband LLC
2,800	5.500%—04/15/2021	2,895
4,600	6.375%—04/01/2023	4,807
		7,702
	Mediacom Capital Corp.
7,500	7.250%—02/15/2022	7,828
	Midcontinent Communications & Midcontinent Finance Corp.
5,000	6.875%—08/15/2023[2]	5,350
	Nexstar Broadcasting Inc.
5,000	6.125%—02/15/2022[2]	5,150
6,550	6.875%—11/15/2020	6,804
		11,954
	Nexstar Escrow Corp.
2,700	5.625%—08/01/2024[2]	2,687
	Outfront Media Capital LLC
5,000	5.875%—03/15/2025	5,244
	Quebecor Media Inc.
3,000	5.750%—01/15/2023	3,146
	SFR Group SA
11,050	6.000%—05/15/2022[2]	11,340
200	6.250%—05/15/2024[2]	200
4,250	7.375%—05/01/2026[2]	4,298
		15,838
	Sinclair Television Group Inc.
4,000	6.125%—10/01/2022	4,245
	Sirius XM Radio Inc.
2,000	4.625%—05/15/2023[2]	2,020
13,000	6.000%—07/15/2024[2]	13,829
		15,849
	Time Inc.
10,300	5.750%—04/15/2022[2]	9,965
	Townsquare Media Inc.
5,000	6.500%—04/01/2023[2]	4,981
	Tribune Media Co.
11,300	5.875%—07/15/2022	11,357
	Unitymedia Hessen GmbH & Co. KG
225	5.500%—01/15/2023[2]	234
	Univision Communications Inc.
5,000	5.125%—05/15/2023-02/15/2025[2]	5,072
7,325	6.750%—09/15/2022[2]	7,747
		12,819
	UPCB Finance IV Ltd.
13,000	5.375%—01/15/2025[2]	13,260
	Virgin Media Finance plc
3,000	6.000%—10/15/2024[2]	3,056
2,500	6.375%—04/15/2023[2]	2,563
		5,619

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
MEDIA—Continued
	Virgin Media Secured Finance plc
$2,900	5.250%—01/15/2026[2]	$ 2,900
4,860	5.375%—04/15/2021[2]	5,036
3,070	5.500%—08/15/2026[2]	3,112
		11,048
	WideOpenWest Finance LLC
1,800	10.250%—07/15/2019	1,895
	WMG Acquisition Corp.
2,250	5.000%—08/01/2023[2]	2,284
1,890	5.625%—04/15/2022[2]	1,972
5,000	6.750%—04/15/2022[2]	5,300
		9,556
	Ziggo Bond Finance BV
6,000	5.875%—01/15/2025[2]	5,985
	Ziggo Secured Finance BV
3,925	5.500%—01/15/2027[2]	3,865
		272,604
METALS & MINING—2.4%
	Alcoa Nederland Holding BV
2,250	6.750%—09/30/2024[2]	2,334
1,925	7.000%—09/30/2026[2]	1,983
		4,317
	Constellium NV
7,250	5.750%—05/15/2024[2]	6,452
	Freeport-McMoRan Inc.
1,500	3.875%—03/15/2023	1,372
	Novelis Corp.
6,600	5.875%—09/30/2026[2]	6,699
5,000	6.250%—08/15/2024[2]	5,213
		11,912
	Teck Resources Ltd.
14,200	4.750%—01/15/2022	14,191
	Zekelman Industries Inc.
7,100	9.875%—06/15/2023[2]	7,491
		45,735
OIL, GAS & CONSUMABLE FUELS—8.8%
	Baytex Energy Corp.
550	5.125%—06/01/2021[2]	466
5,700	5.625%—06/01/2024[2]	4,617
		5,083
	Chesapeake Energy Corp.
6,500	8.000%—12/15/2022[2]	6,630
	Crestwood Midstream Partners LP
500	6.000%—12/15/2020	511
	CrownRock Finance Inc.
1,600	7.125%—04/15/2021[2]	1,656
500	7.750%—02/15/2023[2]	536
		2,192
	Denbury Resources Inc.
4,900	5.500%—05/01/2022	3,895
	Energy Transfer Equity LP
100	5.875%—01/15/2024	102
1,000	7.500%—10/15/2020	1,095
		1,197
	Extraction Oil & Gas Holdings LLC
6,200	7.875%—07/15/2021[2]	6,587
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	Genesis Energy LP
$2,050	5.750%—02/15/2021	$ 2,055
750	6.000%—05/15/2023	756
4,500	6.750%—08/01/2022	4,646
		7,457
	Global Partners LP
1,450	7.000%—06/15/2023	1,392
	Gulfport Energy Corp.
2,400	6.000%—10/15/2024[2]	2,445
	Holly Energy Partners LP
650	6.000%—08/01/2024[2]	679
	Jupiter Resources Inc.
3,500	8.500%—10/01/2022[2]	2,887
	MPLX LP
1,750	5.500%—02/15/2023	1,824
	Murphy Oil Corp.
7,500	4.700%—12/01/2022	7,126
	NGL Energy Partners LP
4,250	5.125%—07/15/2019	4,229
4,900	6.875%—10/15/2021	4,851
5,750	7.500%—11/01/2023[2]	5,793
		14,873
	Oasis Petroleum Inc.
8,900	6.875%—03/15/2022-01/15/2023	8,796
	Range Resources Corp.
1,500	4.875%—05/15/2025	1,441
4,800	5.000%—08/15/2022-03/15/2023[2]	4,698
9,000	5.875%—07/01/2022[2]	9,202
		15,341
	Rice Energy Inc.
10,000	6.250%—05/01/2022	10,225
	RSP Permian Inc.
1,477	6.625%—10/01/2022	1,564
	Sanchez Energy Corp.
9,150	6.125%—01/15/2023	7,869
2,300	7.750%—06/15/2021	2,151
		10,020
	SM Energy Co.
2,000	6.125%—11/15/2022	2,020
2,875	6.750%—09/15/2026	2,952
		4,972
	Sunoco LP
8,000	6.250%—04/15/2021	8,220
2,500	6.375%—04/01/2023	2,569
		10,789
	Tallgrass NRG Co.
6,000	5.500%—09/15/2024[2]	5,985
	Tesoro Logistics LP
5,000	5.500%—10/15/2019	5,337
2,000	6.250%—10/15/2022	2,130
3,000	6.375%—05/01/2024	3,248
		10,715
	Whiting Petroleum Corp.
7,475	5.000%—03/15/2019	7,139
2,700	5.750%—03/15/2021	2,518
2,450	6.250%—04/01/2023	2,272
		11,929

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
OIL, GAS & CONSUMABLE FUELS—Continued
	WPX Energy Inc.
$1,000	5.250%—09/15/2024	$ 955
2,500	6.000%—01/15/2022	2,506
1,100	7.500%—08/01/2020	1,165
8,350	8.250%—08/01/2023	9,060
		13,686
		168,800
PAPER & FOREST PRODUCTS—0.9%
	Cascades Inc.
8,025	5.500%—07/15/2022[2]	8,231
4,050	5.750%—07/15/2023[2]	4,111
		12,342
	Resolute Forest Products Inc.
6,250	5.875%—05/15/2023	5,328
		17,670
PHARMACEUTICALS—3.0%
	Endo Finance LLC
5,175	5.375%—01/15/2023[2]	4,425
3,000	5.750%—01/15/2022[2]	2,715
2,600	6.000%—07/15/2023[2]	2,262
275	6.500%—02/01/2025[2]	233
750	7.250%—01/15/2022[2]	714
		10,349
	Grifols Worldwide Operations Ltd.
5,000	5.250%—04/01/2022	5,250
	Mallinckrodt International Finance SA
3,150	4.750%—04/15/2023	2,760
4,000	5.500%—04/15/2025[2]	3,715
9,250	5.625%—10/15/2023[2]	8,741
1,000	5.750%—08/01/2022[2]	945
		16,161
	Prestige Brands Inc.
3,650	5.375%—12/15/2021[2]	3,805
2,850	6.375%—03/01/2024[2]	3,043
		6,848
	Valeant Pharmaceuticals International Inc.
3,100	5.375%—03/15/2020[2]	2,650
2,650	5.625%—12/01/2021[2]	2,160
3,650	5.875%—05/15/2023[2]	2,829
4,695	6.125%—04/15/2025[2]	3,627
1,675	6.375%—10/15/2020[2]	1,466
4,625	6.750%—08/15/2018[2]	4,486
2,625	7.500%—07/15/2021[2]	2,320
		19,538
		58,146
PROFESSIONAL SERVICES—0.7%
	Camelot Finance SA
8,565	7.875%—10/15/2024[2]	8,779
	CEB Inc.
5,000	5.625%—06/15/2023[2]	4,881
		13,660
ROAD & RAIL—2.5%
	Avis Budget Car Rental LLC
6,375	5.125%—06/01/2022[2]	6,272
6,850	5.250%—03/15/2025[2]	6,533
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
ROAD & RAIL—Continued
$5,000	5.500%—04/01/2023	$ 4,969
2,500	6.375%—04/01/2024[2]	2,525
		20,299
	Herc Rentals Inc.
3,000	7.500%—06/01/2022[2]	3,007
11,000	7.750%—06/01/2024[2]	11,083
		14,090
	Hertz Corp.
3,900	5.500%—10/15/2024[2]	3,796
9,800	6.250%—10/15/2022	10,045
		13,841
		48,230
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Advanced Micro Devices Inc.
2,300	7.500%—08/15/2022	2,444
	Micron Technology Inc.
3,500	5.250%—01/15/2024[2]	3,430
1,000	5.625%—01/15/2026[2]	975
		4,405
		6,849
SOFTWARE—0.4%
	Nuance Communications Inc.
1,500	5.375%—08/15/2020[2]	1,542
5,000	6.000%—07/01/2024[2]	5,263
		6,805
SPECIALTY RETAIL—0.7%
	Asbury Automotive Group Inc.
200	6.000%—12/15/2024	207
	Penske Automotive Group Inc.
4,000	5.750%—10/01/2022	4,165
	PetSmart Inc.
9,025	7.125%—03/15/2023[2]	9,465
		13,837
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—0.4%
	Diamond 1 Finance Corp.
500	5.875%—06/15/2021[2]	525
	NCR Corp.
3,000	5.000%—07/15/2022	3,062
3,500	5.875%—12/15/2021	3,678
900	6.375%—12/15/2023	956
		7,696
		8,221
THRIFTS & MORTGAGE FINANCE—0.9%
	Nationstar Mortgage LLC
3,750	6.500%—07/01/2021	3,740
747	7.875%—10/01/2020	766
		4,506
	Quicken Loans Inc.
13,750	5.750%—05/01/2025[2]	13,647
		18,153
TRADING COMPANIES & DISTRIBUTORS—1.7%
	AerCap Ireland Capital Ltd.
5,000	4.625%—10/30/2020	5,275

Harbor High-Yield Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
TRADING COMPANIES & DISTRIBUTORS—Continued
	Ashtead Capital Inc.
$9,200	6.500%—07/15/2022[2]	$ 9,694
	United Rentals North America Inc.
1,950	5.500%—07/15/2025	1,982
6,500	5.750%—11/15/2024	6,776
3,000	5.875%—09/15/2026	3,071
4,000	6.125%—06/15/2023	4,210
538	7.625%—04/15/2022	1,603
		17,642
		32,611
WIRELESS TELECOMMUNICATION SERVICES—2.6%
	SBA Communications Corp.
2,450	4.875%—09/01/2024[2]	2,459
	Sprint Capital Corp.
1,500	6.875%—11/15/2028	1,379
800	6.900%—05/01/2019	844
		2,223
	Sprint Communications Inc.
10,475	6.000%—11/15/2022	9,768
3,150	7.000%—08/15/2020	3,276
		13,044
	Sprint Corp.
6,125	7.125%—06/15/2024	5,850
7,550	7.250%—09/15/2021	7,748
2,625	7.625%—02/15/2025	2,532
2,375	7.875%—09/15/2023	2,351
		18,481
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES—Continued
	T-Mobile USA Inc.
$1,000	6.000%—03/01/2023	$ 1,055
5,000	6.250%—04/01/2021	5,219
5,500	6.500%—01/15/2024-01/15/2026	6,032
1,500	6.633%—04/28/2021	1,570
		13,876
		50,083
TOTAL CORPORATE BONDS & NOTES
(Cost $1,735,964)		1,767,285

SHORT-TERM INVESTMENTS—2.8%
(Cost $52,989)
REPURCHASE AGREEMENTS
52,989	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal Home Loan Bank Notes (value $54,052)	52,989
TOTAL INVESTMENTS—99.5%
(Cost $1,869,687)		1,902,829
CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		8,687
TOTAL NET ASSETS—100.0%		$1,911,516

FAIR VALUE MEASUREMENTS
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security, the stated rate represents the rate in effect at October 31, 2016.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $961,233,000 or 50% of net assets.
3	MTN after the name of a security stands for Medium Term Note.
4	Floating rate security, the stated rate represents the rate in effect at October 31, 2016.
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Scott A. Mather
Since 2014
Mark R. Kiesel
Since 2014
Mihir P. Worah
Since 2014
PIMCO has subadvised the Fund since 1987.
Investment Objective
Total return
Principal Style Characteristics
Intermediate bonds with overall portfolio rated high quality
Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Management’s Discussion of
Fund Performance
MARKET REVIEW
The future path of monetary policy globally continued to be a focus for bond markets for the fiscal year ended October 31, 2016. Markets remained relatively resilient despite a host of geopolitical shocks, though volatility generally remained below long-term average.
The end of 2015 saw robust domestic demand in the U.S., driven predominantly by consumer spending, which was supported by job gains and rising consumer confidence. This positive tone allowed the Federal Reserve (Fed) to begin reducing monetary accommodation, lifting the policy rate by 25 basis points in a unanimous vote in December 2015. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. However, a strong U.S. economy and successful liftoff by the Fed stood in contrast to challenges policymakers faced globally. In the eurozone, weak inflation led to additional policy action from the European Central Bank (ECB), which continued into 2016.
Global recession fears from early 2016 receded amid continued positive economic data in the U.S., including signs of labor market strength and higher inflation. However, this sustained period of low volatility was briefly broken by the unexpected “Brexit” result in the U.K.’s historic referendum. The British public voted to end the 40+ year relationship with the EU, resulting in a sharp risk sell-off as markets scrambled to price in the unanticipated outcome. While moves on the day were significant, many were not as outsized when put in the context of price levels earlier in the year. However, markets generally shook off the surprise Brexit result as equities rallied and volatility remained low despite building concerns over the future path of monetary policy globally.
Markets generally recovered from post-Brexit volatility and remained relatively resilient, despite a host of geopolitical shocks including new leadership in the U.K. and Brazil, an attempted coup in Turkey, and an increasingly contentious presidential race in the U.S. Volatility generally remained below long-term averages, U.S. equities set new all-time highs, credit spreads tightened, and emerging market assets performed well in the seemingly benign market environment.
PERFORMANCE
Harbor Bond Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12 months ended October 31, 2016, and continued to outperform the benchmark over longer time horizons. The Fund returned 4.70% (Institutional Class) and 4.42% (Administrative Class) for the fiscal year, compared with the benchmark’s return of 4.37%. The Fund also outperformed the index for the 5-year and 10-year periods ended October 31, 2016.
The following strategies helped returns during the fiscal year:
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation amid strong investor demand and a recovery in the housing sector
•	An allocation to high-yield bonds, as the sector outperformed like-duration U.S. Treasury bonds over the fiscal year
•	An allocation to TIPS, or Treasury Inflation-Protected Securities, as inflation expectations rose, causing TIPS to outperform
•	An allocation to external emerging market debt, particularly energy-related names in Brazil, which outperformed over the period
The following strategies were negative or neutral for returns:
•	Interest rate strategies in the U.S., specifically an underweight to longer maturities, as the yield curve flattened during the 2016 fiscal year; longer-dated securities outperformed shorter-dated maturities
•	An underweight to investment grade credit as this sector outperformed like-duration Treasuries over the period

Harbor Bond Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	44.4%
Federal National Mortgage Association TBA	24.8%
Federal National Mortgage Association	15.9%
Japan Treasury Discount Bill	4.6%
Federal National Mortgage Association REMIC	3.2%
Federal Home Loan Mortgage Corp. TBA	2.9%
Government National Mortgage Association TBA	2.1%
Bank of America Corp.	2.0%
Brazil Letras do Tesouro Nacional	2.0%
Government National Mortgage Association	1.5%
•	Short currency exposure to the Japanese yen, which strengthened following the introduction of a new monetary policy framework
OUTLOOK & STRATEGY
Over the next twelve months, we expect global growth to pick up slightly from around 2.5% this year to 2.5%‒3.0%, with inflation remaining below target in most major developed market economies. Our baseline forecast is for a continuous global expansion, mostly supportive monetary and fiscal policies and broadly range-bound markets. However, we are concerned about risks that lurk beneath the surface, especially with asset prices that in many cases appear stretched, and our sense that periods of relative calm in the markets are likely to be punctuated by bouts of volatility and uncertainty brought on by the “cause” of the moment. The most relevant swing factors for our cyclical outlook are productivity, which drives the supply side of the economy and thus potential output growth; policy, the main determinant of aggregate demand; and politics, the main non-economic source of uncertainty and volatility.
In the U.S., we predict growth returning to 2%‒2.5% in 2017, following the soft patch earlier this year. We expect an end to the inventory correction and a revival of business investment amid robust consumer spending. We believe that a rise in headline CPI inflation to 2%‒2.5% next year will likely allow a data-dependent Fed to raise interest rates two or three times between now and year-end 2017.
For the eurozone, growth momentum should remain broadly unchanged at 1%‒1.5% in 2017, which is above potential output growth of at most 1%. Yet, with inflation unlikely to make much progress toward the ECB’s “below but close to 2%” objective, we expect a further round of monetary easing as soon as December 2016, the potential for additional easing next year and a likely extension of quantitative easing beyond March. Our forecast calls for U.K. growth to slow temporarily into a 0%‒1% range next year as Brexit-related uncertainties dampen investment and make consumers more cautious to spend.
In Japan, we expect somewhat higher growth of 0.5%‒1.0% in 2017, supported by significant fiscal stimulus. We believe that as fiscal policy turns expansionary, monetary policy may gain more traction, especially now that the Bank of Japan (BOJ) has recalibrated its easing program with a view to minimizing the negative side effects on the financial sector. Our forecast for China is a further gradual slowdown in growth to 5.75%‒6.25% in 2017 from 6.4% this year. The slowing of economic growth in the industrial complex – which is what matters most for global trade and commodities – has already happened in recent years, and with an orderly depreciation in the currency, we believe that China is not likely to throw a wrench into the wheels of the global economy.
Better prospects for the emerging markets (EM) are a key feature of our 2017 forecast. We expect aggregate GDP growth in EM to accelerate from about 4.5% this year to 4.75%‒5.25% next year. External conditions for many EM economies have improved due to the stabilization of commodity prices and the U.S. dollar. We believe that internal conditions are also more conducive to growth: inflation has likely peaked, giving central banks room to ease; several countries are making progress on structural reforms; and deep recessions in Brazil and Russia should give way to modest recoveries, removing a major drag on aggregate EM growth.
With respect to portfolio strategy, we plan to:
•	Be modestly overweight duration overall as we believe global influences will likely keep U.S. rates range-bound in the near-term. While we believe the Fed’s path will be more gradual than in previous hiking cycles, we remain underweight the front-end as it has the most potential for volatility and sharp adjustments should rate hikes be warranted sooner than the market expects given the resiliency of the U.S. economy.
•	Remain selective overall in the corporate sector, focusing on specific credits that we believe benefit from U.S. growth and a resurgent housing sector.
•	Employ strategies aimed at taking advantage of opportunities in the currency markets, though given recent market moves, we have moderated the extent of our currency positioning. We continue to expect divergence between the Fed and other central banks, including the BOJ and ECB.
•	Continue to hold positions in TIPS as we believe that inflation expectations embedded in markets still appear too depressed in light of the Fed’s efforts to reflate the economy. Core inflation measures remain robust and a Fed that is likely willing to tolerate some inflation overshoots based on its “symmetric” target should prove positive for TIPS.

Harbor Bond Fund
Managers' Commentary—Continued

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014
Cusip	411511108
Ticker	HABDX
Inception Date	12/29/1987
Net Expense Ratio	0.51% [a]
Total Net Assets (000s)	$2,438,815

ADMINISTRATIVE CLASS

Fund #	2214
Cusip	411511686
Ticker	HRBDX
Inception Date	11/01/2002
Net Expense Ratio	0.76% [a]
Total Net Assets (000s)	$37,887
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	3.22%	3.08%
Yield to Maturity	4.08%	2.12%
Current 30-Day Yield (Institutional Class)	2.28%	2.92%
Weighted Average Maturity	7.96 years	7.91 years
Weighted Average Duration	5.49 years	5.59 years
Portfolio Turnover (Year Ended 10/31/2016)	592%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	-16.55%
>1 to 5	85.92%
>5 to 10	9.00%
>10 to 15	5.10%
>15 to 20	3.44%
>20 to 25	2.96%
>25 yrs.	10.13%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Bond Fund
Institutional Class	4.70%	3.69%	5.48%	12/29/1987	$17,051
Administrative Class	4.42	3.44	5.22	11/01/2002	16,636
Comparative Index
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.64%	—	$15,739
As stated in the Fund’s current prospectus, the expense ratios were 0.51% (Net) and 0.60% (Gross) (Institutional Class); and 0.76% (Net) and 0.85% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2018 and an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects a contractual management fee waiver effective through February 28, 2018 and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.

Harbor Bond Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -48.3%)
ASSET-BACKED SECURITIES—5.8%
Principal Amount		Value
	Argent Securities Inc.
	Series 2006-W4 Cl. A2C
$7,001	0.694%—05/25/2036[1]	$ 2,493
	Series 2005-W2 Cl. A2C
3,792	0.894%—10/25/2035[1]	3,662
	Series 2004-W11 Cl. M3
939	1.659%—11/25/2034[1]	801
		6,956
	Asset Backed Securities Corp. Home Equity Loan Trust
	Series 2003-HE4 Cl. M1
6,896	1.726%—08/15/2033[1]	6,598
	Celf Loan Partners IV plc
	Series 2007-1X Cl. VFNG
£5,491	0.997%—05/03/2023[1]	6,733
	Countrywide Asset-Backed Certificates
	Series 2006-21 Cl. 2A3
$3,142	0.684%—05/25/2037[1]	2,981
	Series 2001-BC3 Cl. A
185	0.774%—12/25/2031[1]	143
	Series 2006-ABC1 Cl. A3
4,860	0.774%—05/25/2036[1]	2,452
	Series 2006-2 Cl. M1
1,200	0.934%—06/25/2036[1]	1,007
		6,583
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
906	0.684%—07/25/2036[1]	887
	GSAA Trust
	Series 2006-20 Cl. 1A2
5,788	0.714%—12/25/2046[1]	3,245
	Series 2006-4 Cl. 4A2
425	0.718%—03/25/2036[1]	421
	Series 2007-9 Cl. A1A
2,554	6.000%—08/25/2047	2,376
		6,042
	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
131	0.604%—12/25/2036[1]	73
	Home Equity Asset Trust
	Series 2005-2 Cl. M4
5,000	1.584%—07/25/2035[1]	4,959
	HSI Asset Securitization Corp. Trust
	Series 2006-HE2 Cl. 2A3
6,089	0.704%—12/25/2036[1]	2,639
ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	IXIS Real Estate Capital Trust
	Series 2005-HE1 Cl. M4
$3,888	1.584%—06/25/2035[1]	$ 3,591
	JPMorgan Mortgage Acquisition Corp.
	Series 2006-HE1 Cl.A4
4,960	0.824%—01/25/2036[1]	4,644
	JPMorgan Mortgage Acquisition Trust
	Series 2007-HE1 Cl. AF3
1,156	6.174%—03/25/2047[2]	877
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
6,603	0.774%—06/25/2036[1]	3,788
	Mid-State Trust
	Series 2004-1 Cl. A
1,537	6.005%—08/15/2037	1,679
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A1
2,510	0.664%—10/25/2036[1]	2,006
	Series 2007-HE1 Cl. A2C
2,627	0.684%—11/25/2036[1]	1,601
		3,607
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
1,907	1.434%—07/25/2032[1]	1,857
	Novastar Mortgage Funding Trust
	Series 2007-2 Cl. A2C
6,105	0.714%—09/25/2037[1]	3,796
	OHA Credit Partners VI Ltd.
	Series 2012-6A Cl. AR
11,166	2.038%—05/15/2023[1,3]	11,173
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
5,373	0.784%—07/25/2037[1]	3,540
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	1.014%—08/25/2035[1]	9,232
	People's Financial Realty Mortgage Securities Trust
	Series 2006-1 Cl. 1A2
5,072	0.664%—09/25/2036[1]	1,620
	RAMP Trust
	Series 2004-RS8 Cl. MII1
1,053	1.388%—08/25/2034[1]	1,021
	RASC Trust
	Series 2005-EMX3
3,400	1.184%—09/25/2035[1]	2,781
	Securitized Asset Backed Receivables LLC Trust
	Series 2005-FR5 Cl. M1
16,457	1.194%—08/25/2035[1]	10,905
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.744%—10/25/2036[1]	4,476
	Small Business Administration Participation Certificates
	Series 2003-20I Cl. 1
91	5.130%—09/01/2023	99
	Series 2009-20A Cl. 1
3,803	5.720%—01/01/2029	4,256
	Series 2008-20H Cl. 1
8,096	6.020%—08/01/2028	9,184
	Series 2001-20A Cl. 1
111	6.290%—01/01/2021	117
		13,656

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

ASSET-BACKED SECURITIES—Continued
Principal Amount		Value
	Soundview Home Loan Trust
	Series 2006-WF2 Cl. A1
$2,359	0.664%—12/25/2036[1]	$ 2,296
	Specialty Underwriting & Residential Finance Trust
	Series 2006-BC4 Cl. A2B
3,466	0.644%—09/25/2037[1]	1,769
	Structured Asset Securities Co.
	Series 2007-MN1A Cl. A1
26,204	0.764%—01/25/2037[1,3]	17,439
TOTAL ASSET-BACKED SECURITIES
(Cost $138,149)		145,217

BANK LOAN OBLIGATIONS—0.5%
	Chrysler Group LLC
	Term Loan B
3,807	3.500%—05/24/2017[4]	3,815
	Community Health Systems Inc.
	Term Loan F
5,505	3.924%—12/31/2018[4]	5,394
	Valeant Pharmaceuticals International Inc.
	Term Loan B-E
3,103	4.750%—08/05/2020[4]	3,105
TOTAL BANK LOAN OBLIGATIONS
(Cost $12,259)		12,314

COLLATERALIZED MORTGAGE OBLIGATIONS—8.8%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
3,935	0.654%—08/25/2036[1]	2,435
	Alba plc
	Series 2007-1 Cl. A3
£3,409	0.549%—03/17/2039[1]	3,880
	Banc of America Funding Corp.
	Series 2007-C Cl. 7A5
$1,779	0.826%—05/20/2047[1]	1,477
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
1,210	5.637%—04/10/2049[4]	1,215
	Banc of America Merrill Lynch Commercial Mortgage Securities Trust
	Series 2016-ASHF Cl. A
7,000	2.424%—12/15/2033[1,3]	7,095
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
12,041	0.744%—05/25/2047[1]	9,762
	Series 2011-RR5 Cl. 12A1
766	5.110%—03/26/2037[3,4]	733
	Series 2011-RR4 Cl. 8A1
3,392	5.250%—02/26/2036[3]	2,918
	Series 2011-RR5 Cl. 5A1
5,251	5.250%—08/26/2037[3]	5,426
		18,839
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2000-2 Cl. A1
25	2.751%—11/25/2030[4]	24
	Series 2004-10 Cl. 12A3
62	2.939%—01/25/2035[4]	57
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2004-1 Cl. 12A5
$519	3.071%—04/25/2034[4]	$ 510
	Series 2006-4 Cl. 1A1
892	3.291%—10/25/2036[4]	760
		1,351
	Bear Stearns Alt-A Trust
	Series 2005-4 Cl. 1A1
392	0.974%—07/25/2035[1]	391
	Bear Stearns Commercial Mortgage Securities Trust
	Series 2007-PW15 Cl. A4
390	5.331%—02/11/2044	392
	Series 2007-PW18 Cl. A4
4,592	5.700%—06/11/2050	4,719
		5,111
	Chase Mortgage Finance Corp.
	Series 2006-A1 Cl. 4A1
2,944	3.171%—09/25/2036[4]	2,615
	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
477	5.322%—12/11/2049	479
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
9,805	0.856%—11/20/2035[1]	8,322
	Series 2006-6BC Cl. 1A2
5,394	0.934%—05/25/2036[1]	4,044
	Series 2005-84 Cl. 1A1
4,545	2.833%—02/25/2036[4]	3,165
	Series 2005-20CB Cl. 2A5
3,570	5.500%—07/25/2035	3,296
	Series 2006-36T2 Cl. 1A4
1,624	5.750%—12/25/2036	1,165
	Series 2006-39CB Cl. 1A20
7,345	6.000%—01/25/2037	7,075
		27,067
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2007-HY5 Cl. 1A1
1,872	3.295%—09/25/2047[4]	1,708
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
504	6.000%—11/25/2035	400
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
7,868	0.684%—03/25/2037[1]	5,857
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
3,574	1.358%—03/19/2046[1]	2,933
	Eurohome UK Mortgages plc
	Series 2007-1 Cl. A
£3,262	0.532%—06/15/2044[1]	3,783
	First Horizon Asset Securities Inc.
	Series 2005-AR6 Cl. 4A1
$2,415	2.562%—02/25/2036[4]	2,254
	First Nationwide Trust
	Series 2001-3 Cl. 1A1
2	6.750%—08/21/2031	2
	Greenwich Capital Commercial Funding Corp.
	Series 2007-GG9 Cl. A4
461	5.444%—03/10/2039	463

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	GS Mortgage Securities Corp. Trust
	Series 2016-RENT Cl. A
$6,900	3.203%—02/10/2029[3]	$ 7,159
	GSMPS Mortgage Loan Trust
	Series 2006-RP2
7,174	0.934%—04/25/2036[1,3]	5,980
	GSR Mortgage Loan Trust
	Series 2005-AR7 Cl. 6A1
625	3.166%—11/25/2035[4]	618
	Series 2005-AR3 Cl. 3A1
907	3.169%—05/25/2035[4]	818
	Series 2006-2F Cl. 2A13
2,831	5.750%—02/25/2036	2,768
		4,204
	HarborView Mortgage Loan Trust
	Series 2004-8 Cl. 2A3
1,233	1.348%—11/19/2034[1]	973
	HomeBanc Mortgage Trust
	Series 2006-H2 Cl. A2
7,239	0.714%—12/25/2036[1]	6,451
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.684%—10/25/2034[1]	1,317
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
10	2.139%—01/25/2032[4]	9
	IndyMac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
3,320	6.500%—07/25/2037	2,105
	IndyMac INDX Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
2,040	2.833%—01/25/2036[4]	1,695
	Series 2007-AR13 Cl. 4A1
18,186	3.005%—07/25/2037[4]	13,546
		15,241
	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2016-WPT CL A
5,000	1.978%—10/15/2033[1,3]	5,005
	Series 2006-LDP9 Cl. A3
1,015	5.336%—05/15/2047	1,014
	Series 2007-LDPX Cl. A3
6,212	5.420%—01/15/2049	6,244
	Series 2007-LD12 Cl. A4
1,397	5.882%—02/15/2051[4]	1,425
		13,688
	JP Morgan Mortgage Trust
	Series 2006-A6 Cl. 1A4L
4,939	3.077%—10/25/2036[4]	4,237
	Series 2006-S1 Cl. 3A1
1,320	5.500%—04/25/2036	1,351
		5,588
	JP Morgan Re-REMIC[5]
	Series 2009-7 Cl. 11A1
130	3.133%—09/27/2036[3,4]	130
	Mansard Mortgages plc
	Series 2007-2X Cl. A1
£1,598	1.032%—12/15/2049[1]	1,873
	Merrill Lynch Alternative Note Asset Trust
	Series 2007-F1 Cl. 2A6
$835	6.000%—03/25/2037	652
COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
$147	0.784%—11/25/2035[1]	$ 138
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[4]	1,814
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2015-C22 Cl. ASB
6,000	3.040%—04/15/2048	6,250
	Morgan Stanley Re-REMIC Trust[5]
	Series 2009-GG10 Cl. A4A
1,699	5.794%—08/12/2045[3,4]	1,708
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
5,249	3.108%—10/25/2035[4]	5,221
	Residential Accredit Loans Inc.
	Series 2006-QA7 Cl. 2A1
6,212	0.719%—08/25/2036[1]	5,297
	Series 2007-QS4 Cl. 3A9
2,972	6.000%—03/25/2037	2,613
		7,910
	Residential Asset Securitization Trust
	Series 2007-A8 Cl. 2A1
20,050	6.250%—08/25/2037	11,192
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
441	3.585%—02/25/2037[4]	357
	Series 2006-SA1 Cl. 2A1
456	3.952%—02/25/2036[4]	413
		770
	RMAC Securities plc
	Series 2006-NS4X Cl. A3A
£2,239	0.550%—06/12/2044[1]	2,566
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2007-1 Cl. 1A1
$3,487	0.684%—02/25/2037[1]	2,674
	Series 2001-21A Cl. 3A1
1,094	3.101%—04/25/2035[4]	1,078
		3,752
	Structured Asset Mortgage Investments Inc.
	Series 2005-AR5 Cl. A2
725	0.778%—07/19/2035[1]	706
	Suntrust Adjustable Rate Mortgage Loan Trust
	Series 2007-S1 Cl. 1A
1,212	3.147%—01/25/2037[4]	1,133
	Wachovia Bank Commercial Mortgage Trust
	Series 2007-C32 Cl. A4FL
2,600	0.710%—06/15/2049[1,3]	2,576
	Series 2007-C31 Cl. A4
5,024	5.509%—04/15/2047	5,059
	Series 2007-C33 Cl. A4
4,075	5.959%—02/15/2051[4]	4,111
		11,746
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2005-AR6 Cl. 2A1A
721	0.764%—04/25/2045[1]	683
	Series 2005-AR13 Cl. A1A1
344	0.824%—10/25/2045[1]	328

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount		Value
	Series 2006-AR11 Cl. 3A1A
$2,945	1.462%—09/25/2046[1]	$ 2,280
		3,291
	Wells Fargo Mortgage Backed Securities Trust
	Series 2006-AR10 Cl. 1A1
5,093	3.018%—07/25/2036[4]	4,902
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $201,136)		217,824

CORPORATE BONDS & NOTES—25.8%
	Access Midstream Partners LP
2,850	4.875%—05/15/2023	2,891
	Ally Financial Inc.
25,600	5.500%—02/15/2017	25,856
	American Express Bank FSB
8,800	6.000%—09/13/2017	9,153
	American Express Centurion Bank MTN[6]
9,500	6.000%—09/13/2017	9,881
	Apple Inc.
2,700	2.850%—05/06/2021	2,821
	AT&T Inc.
15,000	2.800%—02/17/2021	15,223
5,000	3.600%—02/17/2023	5,157
5,000	4.450%—05/15/2021	5,405
		25,785
	AvalonBay Communities Inc. MTN[6]
4,400	3.450%—06/01/2025	4,575
	Banco Espirito Santo SA MTN[6]
€3,500	0.000%—01/15/2018*	1,057
	Banco Santander SA
11,800	6.250%—09/11/2021[4,7]	12,115
	Bank of America Corp.
$12,700	1.434%—05/02/2017[1]	12,709
	Bank of America Corp. MTN[6]
18,300	1.936%—03/22/2018[1]	18,458
4,030	5.650%—05/01/2018	4,264
5,100	6.400%—08/28/2017	5,306
7,800	6.875%—04/25/2018	8,385
		36,413
	Bank of America NA
4,300	1.052%—05/08/2017[1]	4,303
	Barclays Bank plc
1,700	7.750%—04/10/2023[4]	1,792
£3,600	14.000%—06/15/2019[4,7]	5,441
		7,233
	Barclays plc
$6,300	2.917%—08/10/2021[1]	6,456
€2,300	6.500%—09/15/2019[4,7]	2,381
700	8.000%—12/15/2020[4,7]	789
		9,626
	Baxalta Inc.
$5,200	2.875%—06/23/2020	5,312
	BB&T Corp. MTN[6]
19,500	1.710%—06/15/2018[1]	19,639
	BBVA Bancomer SA
5,700	6.500%—03/10/2021[3]	6,236
	Bear Stearns Companies LLC
4,300	6.400%—10/02/2017	4,495
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
	Blackstone Group LP
$3,074	9.625%—03/19/2019[3]	$ 3,109
	BM&F Bovespa SA
1,300	5.500%—07/16/2020[3]	1,367
	Boston Scientific Corp.
5,000	2.850%—05/15/2020	5,140
	Cantor Fitzgerald LP
8,900	6.500%—06/17/2022[3]	9,634
	CIT Group Inc.
3,700	5.000%—05/15/2017	3,751
	Citigroup Inc.
3,500	1.700%—04/27/2018	3,503
6,000	2.255%—09/01/2023[1]	6,026
3,000	2.350%—08/02/2021	3,005
4,000	3.700%—01/12/2026	4,175
		16,709
	Credit Agricole SA
£3,900	7.500%—06/23/2026[4,7]	4,813
$3,100	7.875%—01/23/2024[4,7]	3,152
1,800	8.125%—09/19/2033[4]	1,955
		9,920
	Credit Suisse AG MTN[6]
8,900	1.315%—05/26/2017[1]	8,902
	Credit Suisse Group Funding Guernsey Ltd.
8,900	3.750%—03/26/2025	8,847
2,945	3.800%—09/15/2022	2,998
		11,845
	CVS Pass-Through Trust
614	6.943%—01/10/2030	747
	Depository Trust & Clearing Corp.
3,000	4.875%—06/15/2020[3,4,7]	3,079
	Deutsche Bank AG MTN[6]
13,700	2.850%—05/10/2019	13,558
	Diamond 1 Finance Corp.
4,000	5.450%—06/15/2023[3]	4,291
	Discover Bank
2,900	2.600%—11/13/2018	2,947
	Dynegy Inc.
1,900	6.750%—11/01/2019	1,932
3,500	7.375%—11/01/2022	3,404
1,800	7.625%—11/01/2024	1,730
		7,066
	ERP Operating LP
5,500	3.375%—06/01/2025	5,711
	FirstEnergy Corp.
5,840	4.250%—03/15/2023	6,205
	Ford Motor Credit Co. LLC
5,000	2.551%—10/05/2018	5,063
1,550	3.200%—01/15/2021	1,585
2,200	8.000%—12/15/2016	2,217
10,050	8.125%—01/15/2020	11,806
		20,671
	General Motors Financial Co. Inc.
2,800	3.150%—01/15/2020	2,852
800	3.200%—07/13/2020	814
3,000	4.750%—08/15/2017	3,076
1,400	6.750%—06/01/2018	1,503
		8,245
	Genesis Energy LP
5,000	5.625%—06/15/2024	4,975

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
	Goldman Sachs Group Inc. MTN[6]
$1,500	1.460%—06/04/2017[1]	$ 1,502
	GTL Trade Finance Inc.
1,900	7.250%—10/20/2017[3]	1,973
	HSBC Holdings plc
€400	5.250%—09/16/2022[4,7]	429
3,900	6.000%—09/29/2023[4,7]	4,463
		4,892
	JP Morgan Chase & Co.
$8,200	2.250%—01/23/2020	8,272
5,500	2.400%—06/07/2021	5,551
4,500	2.550%—03/01/2021	4,572
5,000	2.750%—06/23/2020	5,118
900	3.900%—07/15/2025	958
		24,471
	JP Morgan Chase & Co. MTN[6]
1,700	2.295%—08/15/2021	1,702
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	7,292
	Keane Group Holdings LLC
23,750	12.000%—08/08/2019	23,331 [x]
	Kinder Morgan Energy Partners LP
2,231	6.850%—02/15/2020	2,517
	Kinder Morgan Inc.
4,700	5.000%—02/15/2021[3]	5,094
3,300	7.000%—06/15/2017	3,411
		8,505
	Leaseplan Corp. NV
7,300	2.875%—01/22/2019[3]	7,369
	Lloyds Bank plc
20,300	12.000%—12/16/2024[3,4,7]	27,735
	Mizuho Bank Ltd.
1,000	1.307%—09/25/2017[1,3]	1,002
	Morgan Stanley MTN[6]
1,700	2.125%—04/25/2018	1,713
11,700	2.162%—04/25/2018[1]	11,827
8,608	5.625%—09/23/2019	9,482
		23,022
	MSCI Inc.
4,250	5.250%—11/15/2024[3]	4,484
	Murray Street Investment Trust I
7,000	4.647%—03/09/2017[2]	7,089
	Odebrecht Drilling Norbe VIII/IX Ltd.
4,800	6.350%—06/30/2022[3]	1,590
	Odebrecht Offshore Drilling Finance Ltd.
3,397	6.625%—10/01/2023[3]	692
171	6.750%—10/01/2023[3]	35
		727
	OneMain Financial Holdings Inc.
1,600	6.750%—12/15/2019[3]	1,662
1,500	7.250%—12/15/2021[3]	1,560
		3,222
	Owens Corning
9,300	4.200%—12/01/2024	9,854
	Petrobras Global Finance BV
1,600	3.737%—03/17/2020[1]	1,578
400	4.875%—03/17/2020	405
1,000	5.375%—01/27/2021	986
1,600	5.750%—01/20/2020	1,647
		4,616
CORPORATE BONDS & NOTES—Continued
Principal Amount		Value
	Piper Jaffray Cos.
$2,000	5.060%—10/09/2018[3]	$ 2,040
	Principal Life Global Funding II
23,400	1.200%—05/19/2017[3]	23,412
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
700	5.838%—09/30/2027[3]	811
	Rio Oil Finance Trust
1,571	9.250%—07/06/2024[3]	1,528
7,978	9.750%—01/06/2027[3]	7,540
		9,068
	Rockies Express Pipeline LLC
3,000	5.625%—04/15/2020[3]	3,161
	Rohm and Haas Co.
717	6.000%—09/15/2017	745
	Royal Bank of Scotland plc MTN[6]
8,630	9.500%—03/16/2022[4]	8,861
	Sabine Pass Liquefaction LLC
2,000	5.875%—06/30/2026[3]	2,163
	Simon Property Group LP
6,000	2.500%—09/01/2020	6,154
	Société Générale SA
5,000	4.250%—04/14/2025[3]	4,981
13,000	8.000%—09/29/2025[3,4,7]	13,146
		18,127
	Sumitomo Mitsui Financial Group Inc.
6,900	2.514%—03/09/2021[1]	7,090
	UBS AG MTN[6]
5,100	1.402%—06/01/2017[1]	5,107
1,800	1.692%—06/01/2020[1]	1,800
		6,907
	UBS Group Funding Jersey Ltd.
8,500	3.000%—04/15/2021[3]	8,686
	United Airlines Inc.
387	10.400%—11/01/2016	388
	Verizon Communications Inc.
2,900	2.606%—09/14/2018[1]	2,978
500	3.000%—11/01/2021	516
2,000	3.650%—09/14/2018	2,076
2,900	5.150%—09/15/2023	3,317
		8,887
	Volkswagen Group of America Finance LLC
1,700	1.650%—05/22/2018[3]	1,695
	Wells Fargo & Co.
3,100	2.117%—10/31/2023[1]	3,095
11,500	7.980%—03/15/2018[4,7]	12,003
		15,098
TOTAL CORPORATE BONDS & NOTES
(Cost $635,036)		638,160

ESCROW— 0.0%
(Cost $15)
Shares
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow	— [y]

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

FOREIGN GOVERNMENT OBLIGATIONS—8.5%
Principal Amount			Value
		Banco Nacional de Desenvolvimento Economico E Social
	€2,300	4.125%—09/15/2017	$ 2,594
		Brazil Letras do Tesouro Nacional
R$	168,500	0.000%—04/01/2017-10/01/2017[8]	49,855
		Export-Import Bank of Korea
	$2,800	2.625%—12/30/2020	2,878
	2,100	4.000%—01/29/2021	2,274
	2,200	5.125%—06/29/2020	2,448
			7,600
		Hellenic Railways Organization SA
	€3,500	5.014%—12/27/2017	3,703
		Japan Treasury Discount Bill
	¥12,010,000	0.000%—12/12/2016-01/10/2017[8]	114,553
		Province of Ontario Canada
	$6,100	1.650%—09/27/2019	6,138
CAD$	5,600	3.150%—06/02/2022	4,559
	$3,800	4.000%—10/07/2019	4,078
	2,300	4.400%—04/14/2020	2,525
			17,300
		Province of Quebec Canada
	900	3.500%—07/29/2020	965
CAD$	3,800	3.500%—12/01/2022	3,159
	13,900	4.250%—12/01/2021	11,840
			15,964
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $219,703)			211,569

MORTGAGE PASS-THROUGH—51.7%
Principal Amount
		Federal Home Loan Mortgage Corp.
	$12	2.744%—06/01/2024[1]	12
	55	2.845%—08/01/2035[1]	59
	566	4.500%—08/01/2040-09/01/2041	621
	1,673	5.500%—02/01/2038-07/01/2038	1,907
	6,247	6.000%—01/01/2029-05/01/2040	7,184
			9,783
		Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
	19,576	1.292%—08/25/2022[4]	1,192
		Federal Home Loan Mortgage Corp. REMIC[5]
	9,507	0.935%—06/15/2041[1]	9,501
	38	0.985%—11/15/2030[1]	38
	76	8.000%—08/15/2022	84
	12	9.000%—12/15/2020	13
			9,636
		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	154	1.707%—02/25/2045[1]	157
		Series E3 Cl. A
	190	3.059%—08/15/2032[4]	198
			355
		Federal Home Loan Mortgage Corp. TBA[9]
	38,000	3.500%—12/13/2046	39,842
MORTGAGE PASS-THROUGH—Continued
Principal Amount		Value
$14,000	4.000%—12/13/2046	$ 14,963
15,000	4.500%—11/12/2045-12/13/2046	16,391
		71,196
	Federal Housing Authority Project
5	7.400%—02/01/2021	5 [z]
	Federal National Mortgage Association
320	1.838%—10/01/2040[1]	328
5,300	2.310%—08/01/2022	5,434
11,167	2.475%—04/01/2019	11,435
1,809	2.822%—08/01/2035[1]	1,929
6,000	2.870%—09/01/2027	6,132
107	2.905%—05/01/2035[1]	113
1,654	2.965%—06/01/2035[1]	1,748
1,838	3.000%—02/01/2021-11/01/2025	1,925
456	3.330%—11/01/2021	487
20,524	3.500%—03/01/2026-09/01/2046	21,560
228,078	4.000%—04/01/2018-12/13/2046	243,881
15,189	4.500%—01/01/2018-10/01/2042	16,296
9,580	5.000%—12/01/2022-07/01/2044	10,642
47,432	5.500%—02/01/2023-12/01/2043	53,799
14,700	6.000%—12/01/2016-09/01/2040	16,939
		392,648
	Federal National Mortgage Association REMIC[5]
	Series 2015-38 Cl. DF
10,159	0.833%—06/25/2055[1]	10,113
	Series 2006-5 Cl. 3A2
140	2.775%—05/25/2035[1]	147
	Series 2011-98 Cl. ZL
66,665	3.500%—10/25/2041	68,098
	Series 2003-25 Cl. KP
779	5.000%—04/25/2033	870
	Series 2003-W1 Cl. 1A1
230	5.792%—12/25/2042[4]	260
		79,488
	Federal National Mortgage Association TBA[9]
187,000	3.000%—12/13/2046	192,172
216,000	3.500%—11/17/2031-12/13/2046	226,757
76,000	4.000%—11/12/2045	81,397
82,000	4.500%—12/13/2046	89,575
22,000	6.000%—11/14/2046	25,228
		615,129
	Government National Mortgage Association
33,215	5.000%—08/15/2033-11/21/2046	37,067
	Government National Mortgage Association II
567	2.000%—03/20/2017-02/20/2032[1]	588
228	2.125%—08/20/2022-07/20/2027[1]	234
26	2.500%—12/20/2024[1]	26
10,817	4.000%—01/20/2046	11,595
		12,443
	Government National Mortgage Association TBA[9]
2,000	3.000%—11/21/2046	2,081
31,000	3.500%—11/19/2045-12/21/2046	32,807
15,000	4.000%—11/21/2046-12/21/2046	16,070
		50,958
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,270,139)		1,279,900

Harbor Bond Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

MUNICIPAL BONDS—2.5%
Principal Amount		Value
	California Infrastructure & Economic Development Bank
$2,200	6.486%—05/15/2049	$ 3,009
	California State University
3,900	6.434%—11/01/2030	5,095
	Chicago Transit Authority
205	6.300%—12/01/2021	224
7,200	6.899%—12/01/2040	9,324
		9,548
	City of Chicago, IL
5,800	7.750%—01/01/2042	6,153
	Clark County, NV
4,000	6.350%—07/01/2029	4,448
	Denver City & County School District No. 1
5,380	7.017%—12/15/2037	7,466
	Los Angeles City CA Wastewater System Revenue
1,400	5.713%—06/01/2039	1,784
	Public Power Generation Agency
600	7.242%—01/01/2041	761
	State of California
7,700	7.500%—04/01/2034	11,360
	University of California
12,270	4.858%—05/15/2112	12,841
TOTAL MUNICIPAL BONDS
(Cost $50,267)		62,465

PREFERRED STOCKS—0.1%
(Cost $2,210)
Shares
DIVERSIFIED FINANCIAL SERVICES—0.1%
80,000	Citigroup Capital XIII	2,081

U.S. GOVERNMENT OBLIGATIONS—44.6%
Principal Amount
	U.S. Treasury Bond
	Series 2004-1A Cl. A
$4,000	3.750%—11/15/2043	4,978
	U.S. Treasury Bonds
19,600	2.250%—08/15/2046	18,247
44,100	2.500%—02/15/2045-02/15/2046	43,390
66,400	2.750%—08/15/2042-11/15/2042	69,036
57,400	2.875%—05/15/2043-08/15/2045	60,936
77,400	3.000%—05/15/2042-05/15/2045	84,345
116,200	3.125%—02/15/2042-08/15/2044	129,446
33,500	3.625%—08/15/2043	40,789
4,200	4.250%—05/15/2039	5,543
23,200	4.375%—11/15/2039-05/15/2040	31,151
12,000	4.625%—02/15/2040	16,656
		499,539
	U.S. Treasury Inflation Indexed Bonds[10]
14,193	0.125%—04/15/2020[11]	14,468
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$15,082	0.125%—07/15/2022	$ 15,438
8,937	0.375%—07/15/2025	9,180
12,599	0.750%—02/15/2042-02/15/2045	12,710
13,011	1.000%—02/15/2046	14,059
7,731	1.250%—07/15/2020[11]	8,258
1,343	1.375%—02/15/2044	1,561
94,845	1.750%—01/15/2028	110,180
52,058	2.000%—01/15/2026	60,742
118,201	2.375%—01/15/2025-01/15/2027	141,807
449	2.500%—01/15/2029	564
1,340	3.625%—04/15/2028	1,834
8,790	3.875%—04/15/2029	12,539
		403,340
	U.S. Treasury Notes
16,800	1.375%—03/31/2020[11]	16,958
41,000	1.750%—09/30/2022	41,588
8,800	2.000%—08/31/2021-10/31/2021[11]	9,072
87,700	2.250%—11/15/2024	91,247
4,800	2.375%—08/15/2024[11]	5,042
25,000	2.500%—05/15/2024[11]	26,498
5,900	2.750%—02/15/2024[11]	6,354
		196,759
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,082,933)		1,104,616

SHORT-TERM INVESTMENTS—2.0%
CERTIFICATES OF DEPOSIT—1.4%†
	Abbey Nat'l Treasury
7,500	0.000%—07/07/2017	7,509
	Barclays plc
25,500	0.000%—11/06/2017[1]	25,506
		33,015
REPURCHASE AGREEMENTS—0.2%
5,320	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal Home Loan Mortgage Corp. Notes, Federal National Mortgage Association Notes, and U.S. Treasury Bonds (value $5,426)	5,320
U.S. GOVERNMENT OBLIGATIONS—0.4%†
	U.S. Treasury Bills
4,145	0.258%—01/19/2017[11]	4,142
312	0.355%—02/02/2017[11]	312
554	0.434%—03/02/2017[11]	553
5,534	0.469%—03/09/2017[11]	5,527
		10,534
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,852)		48,869
TOTAL INVESTMENTS—150.3%
(Cost $3,660,699)		3,723,015
CASH AND OTHER ASSETS, LESS LIABILITIES—(50.3)%		(1,246,313)
TOTAL NET ASSETS—100.0%		$ 2,476,702

Harbor Bond Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Canadian Government Bond Futures 10 year (Sell)	319	CAD$ 31,900	12/19/2016	$ 473
United Kingdom GILT Futures 90 day (Sell)	51	£ 5,100	12/28/2016	95
Eurodollar Futures-CME 90 day (Sell)	2,635	$ 658,750	03/13/2017	823
Eurodollar Futures-CME 90 day (Sell)	1,305	326,250	09/18/2017	424
Eurodollar Futures-CME 90 day (Sell)	1,021	255,250	12/18/2017	319
Eurodollar Futures-CME 90 day (Sell)	2,092	523,000	03/19/2018	601
Eurodollar Futures-CME 90 day (Sell)	1,022	255,500	06/18/2018	255
Eurodollar Futures-CME 90 day (Sell)	344	86,000	09/17/2018	(146)
Eurodollar Futures-CME 90 day (Sell)	283	70,750	12/17/2018	(113)
U.S. Treasury Bond Futures 30 year (Buy)	306	30,600	12/20/2016	(2,239)
U.S. Treasury Note Futures 5 year (Buy)	10,476	1,047,600	12/30/2016	(7,261)
U.S. Treasury Note Futures 10 year (Sell)	1,113	111,300	12/20/2016	1,312
Total Futures Contracts				$(5,457)

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2016
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Rate/Price	Expiration Date	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	2.100%	01/30/2018	$ 578	$ 680
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	28,600,000	1.000	12/13/2016	241	4
Interest Rate Swap Option 5 year (Call)	Morgan Stanley Capital Services LLC	69,600,000	1.000	12/21/2016	604	17
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	6,000,000	2.930	08/20/2018	637	190
Interest Rate Swap Option 30 year (Put)	Goldman Sachs Bank USA	5,300,000	2.940	08/20/2018	518	149
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	16,600,000	2.910	08/20/2018	1,637	491
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	996	$ 108.00	12/23/2016	9	4
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	564	111.50	12/23/2016	5	2
U.S. Treasury Note Option 5 year (Put)	Chicago Board of Trade	4,933	112.50	11/25/2016	42	20
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	386	115.00	12/23/2016	3	3
Total Purchased Options Not Settled Through Variation Margin					$4,274	$1,560

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2016
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Index/Rate/ Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	14,100,000	215.950 [j]	03/12/2020	$ 119	$ —
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	33,900,000	216.690 [j]	04/07/2020	302	(1)
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	15,100,000	217.970 [j]	09/29/2020	195	(1)
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	5,100,000	215.950 [j]	03/10/2020	38	—
Inflation-Linked Swap Option 10 year (Put)	Deutsche Bank AG	15,600,000	218.010 [j]	10/13/2020	153	(1)
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	57,200,000	0.770%	12/13/2016	244	—
Interest Rate Swap Option 2 year (Call)	Morgan Stanley Capital Services LLC	139,200,000	0.770	12/21/2016	607	(2)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.100	01/30/2018	212	(140)
Interest Rate Swap Option 2 year (Call)	JP Morgan Chase Bank NA	40,700,000	1.600	01/30/2018	368	(362)
Interest Rate Swap Option 5 year (Put)	Goldman Sachs Bank USA	49,600,000	2.800	08/20/2018	1,155	(177)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	72,800,000	2.800	08/20/2018	1,625	(260)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	9,500,000	$ 3.35	01/20/2017	177	(203)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Goldman Sachs Bank USA	4,900,000	3.45	01/19/2017	61	(65)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	JP Morgan Chase Bank NA	14,000,000	3.40	12/19/2016	142	(124)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	Credit Suisse International	7,900,000	6.30	01/11/2018	421	(38)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Credit Suisse International	5,800,000	19.30	11/10/2016	56	(43)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Credit Suisse International	19,200,000	19.30	12/22/2016	274	(432)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Credit Suisse International	3,900,000	19.50	11/14/2016	51	(51)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Goldman Sachs Bank USA	9,000,000	19.20	11/22/2016	98	(157)
Currency Option U.S. Dollar vs. Mexican Peso (Call)	UBS AG Stamford	8,600,000	19.50	11/23/2016	69	(114)
Currency Option Australian Dollar vs. U.S. Dollar (Call)	BNP Paribas SA	9,300,000	AUD$ 0.78	12/01/2016	38	(18)

Harbor Bond Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN—Continued
Description	Counterparty/Exchange	Number of Contracts/ Notional	Strike Index/Rate/ Price	Expiration Date	Premiums Received (000s)	Value (000s)
Currency Option Australian Dollar vs. U.S. Dollar (Call)	Société Générale Paris	10,100,000	AUD$ 0.79	12/07/2016	$ 33	$ (16)
Currency Option British Pound vs. U.S. Dollar (Put)	Deutsche Bank AG	4,100,000	£ 1.24	11/03/2016	22	(68)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	HSBC Bank USA NA	21,800,000	$ 105.75	11/03/2016	100	(28)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	HSBC Bank USA NA	21,800,000	101.25	11/03/2016	102	—
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Société Générale Paris	10,500,000	105.00	11/03/2016	55	(39)
Currency Option U.S. Dollar vs. Russian Ruble (Call)	HSBC Bank USA NA	6,500,000	87.00	12/08/2016	279	—
Federal National Mortgage Association Future 60 day (Call)	JP Morgan Chase Bank NA	11,000,000	103.72	11/07/2016	21	(2)
Federal National Mortgage Association Future 60 day (Call)	JP Morgan Chase Bank NA	5,000,000	103.81	11/07/2016	10	—
Federal National Mortgage Association Future 60 day (Put)	JP Morgan Chase Bank NA	11,000,000	102.72	11/07/2016	25	(12)
Federal National Mortgage Association Future 60 day (Put)	JP Morgan Chase Bank NA	5,000,000	102.81	11/07/2016	11	(7)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	347	128.50	11/25/2016	97	(87)
Total Written Options Not Settled Through Variation Margin					$7,160	$(2,448)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	UBS AG	$20,660	$20,601	11/02/2016	$ 59
Australian Dollar (Sell)	BNP Paribas SA	4,195	4,208	11/02/2016	13
Australian Dollar (Sell)	JP Morgan Chase Bank NA	5,702	5,732	11/02/2016	30
Australian Dollar (Sell)	UBS AG	10,764	10,738	11/02/2016	(26)
Australian Dollar (Sell)	UBS AG	20,643	20,585	12/02/2016	(58)
Brazilian Real (Buy)	BNP Paribas SA	690	691	11/03/2016	(1)
Brazilian Real (Buy)	Credit Suisse International	2,829	2,841	11/03/2016	(12)
Brazilian Real (Buy)	Deutsche Bank AG	5,102	5,126	11/03/2016	(24)
Brazilian Real (Buy)	Goldman Sachs Bank USA	1,024	1,029	11/03/2016	(5)
Brazilian Real (Buy)	JP Morgan Chase Bank	2,963	2,977	11/03/2016	(14)
Brazilian Real (Buy)	JP Morgan Chase Bank	464	480	01/03/2018	(16)
Brazilian Real (Sell)	BNP Paribas SA	690	693	11/03/2016	3
Brazilian Real (Sell)	BNP Paribas SA	465	484	01/03/2018	19
Brazilian Real (Sell)	Credit Suisse International	2,829	2,850	11/03/2016	21
Brazilian Real (Sell)	Deutsche Bank AG	5,103	5,125	11/03/2016	22
Brazilian Real (Sell)	Deutsche Bank AG	24,477	24,056	04/04/2017	(421)
Brazilian Real (Sell)	Goldman Sachs Bank USA	1,024	1,029	11/03/2016	5
Brazilian Real (Sell)	JP Morgan Chase Bank	2,963	2,967	11/03/2016	4
Brazilian Real (Sell)	JP Morgan Chase Bank	21,810	21,374	04/04/2017	(436)
Brazilian Real (Sell)	JP Morgan Chase Bank	4,006	3,959	10/03/2017	(47)
British Pound Sterling (Buy)	Goldman Sachs Bank USA	1,033	1,024	12/02/2016	9
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	1,144	1,143	11/02/2016	1
British Pound Sterling (Buy)	Société Générale	30,449	30,403	11/02/2016	46
British Pound Sterling (Sell)	BNP Paribas SA	30,449	32,380	11/02/2016	1,931
British Pound Sterling (Sell)	Société Générale	30,468	30,420	12/02/2016	(48)
Canadian Dollar (Buy)	JP Morgan Chase Bank NA	20,312	20,346	11/02/2016	(34)
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	20,312	20,596	11/02/2016	284
Canadian Dollar (Sell)	JP Morgan Chase Bank NA	20,317	20,351	12/02/2016	34
Chinese Yuan (Buy)	BNP Paribas SA	939	935	12/05/2016	4
Chinese Yuan (Buy)	BNP Paribas SA	7,481	7,442	12/07/2016	39
Chinese Yuan (Buy)	Deutsche Bank AG	8,104	8,090	12/05/2016	14
Chinese Yuan (Sell)	HSBC Bank USA	7,480	7,654	12/07/2016	174
Chinese Yuan (Sell)	JP Morgan Chase Bank	9,044	9,235	12/05/2016	191
Euro Currency (Buy)	BNP Paribas SA	27,616	27,482	11/02/2016	134
Euro Currency (Buy)	Goldman Sachs Bank USA	2,393	2,436	11/02/2016	(43)
Euro Currency (Sell)	BNP Paribas SA	27,650	27,515	12/02/2016	(135)
Euro Currency (Sell)	Goldman Sachs Bank USA	30,009	30,679	11/02/2016	670
Indian Rupee (Buy)	Goldman Sachs Bank USA	319	318	01/17/2017	1
Indian Rupee (Buy)	UBS AG	321	317	11/10/2016	4
Indian Rupee (Sell)	Goldman Sachs Bank USA	322	321	11/10/2016	(1)
Japanese Yen (Buy)	BNP Paribas SA	11,018	11,492	11/14/2016	(474)
Japanese Yen (Buy)	JP Morgan Chase Bank NA	28,462	29,240	11/14/2016	(778)
Japanese Yen (Buy)	UBS AG	56,423	58,855	11/14/2016	(2,432)
Japanese Yen (Sell)	Goldman Sachs Bank USA	16,865	17,371	11/14/2016	506
Japanese Yen (Sell)	Goldman Sachs Bank USA	14,061	14,529	01/10/2017	468
Japanese Yen (Sell)	JP Morgan Chase Bank NA	6,400	6,617	12/12/2016	217

Harbor Bond Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Sell)	JP Morgan Chase Bank NA	$14,062	$14,565	01/10/2017	$ 503
Japanese Yen (Sell)	UBS AG	80,234	82,263	12/12/2016	2,029
Malaysian Ringgit (Buy)	HSBC Bank USA	1,828	1,831	11/15/2016	(3)
Malaysian Ringgit (Buy)	JP Morgan Chase Bank	4,990	4,988	11/15/2016	2
Malaysian Ringgit (Sell)	Deutsche Bank AG	3,551	3,685	11/15/2016	134
Malaysian Ringgit (Sell)	JP Morgan Chase Bank	4,981	4,979	01/17/2017	(2)
Malaysian Ringgit (Sell)	Société Générale	3,268	3,374	11/15/2016	106
Mexican Peso (Buy)	BNP Paribas SA	486	491	02/13/2017	(5)
Mexican Peso (Buy)	Goldman Sachs Bank USA	2,049	2,038	02/13/2017	11
Mexican Peso (Buy)	Société Générale	19,654	20,025	02/13/2017	(371)
Mexican Peso (Buy)	Société Générale	4,381	4,377	02/13/2017	4
Mexican Peso (Sell)	HSBC Bank USA	26,420	26,368	02/13/2017	(52)
New Zealand Dollar (Sell)	JP Morgan Chase Bank NA	1,651	1,653	11/14/2016	2
New Zealand Dollar (Sell)	UBS AG	3,360	3,368	11/14/2016	8
Russian Ruble (Sell)	Credit Suisse International	1,767	1,746	12/15/2016	(21)
Singapore Dollar (Buy)	Deutsche Bank AG	7,062	7,213	11/10/2016	(151)
Singapore Dollar (Buy)	Goldman Sachs Bank USA	12,298	12,490	11/10/2016	(192)
Singapore Dollar (Buy)	HSBC Bank USA	1,534	1,530	11/10/2016	4
Singapore Dollar (Buy)	JP Morgan Chase Bank NA	18,420	18,643	11/10/2016	(223)
Singapore Dollar (Buy)	Société Générale	3,243	3,262	11/10/2016	(19)
Singapore Dollar (Sell)	Credit Suisse International	5,893	6,059	11/10/2016	166
Singapore Dollar (Sell)	Deutsche Bank AG	1,087	1,105	11/10/2016	18
Singapore Dollar (Sell)	HSBC Bank USA	32,371	33,576	11/10/2016	1,205
Singapore Dollar (Sell)	HSBC Bank USA	1,534	1,530	01/17/2017	(4)
Singapore Dollar (Sell)	Société Générale	3,205	3,292	11/10/2016	87
South Korean Won (Buy)	UBS AG	66,621	67,272	11/10/2016	(651)
South Korean Won (Sell)	Credit Suisse International	6,502	6,649	11/10/2016	147
South Korean Won (Sell)	Deutsche Bank AG	1,657	1,677	11/25/2016	20
South Korean Won (Sell)	Goldman Sachs Bank USA	5,371	5,512	11/10/2016	141
South Korean Won (Sell)	HSBC Bank USA	6,320	6,578	11/10/2016	258
South Korean Won (Sell)	JP Morgan Chase Bank	4,828	4,981	11/10/2016	153
South Korean Won (Sell)	JP Morgan Chase Bank	2,231	2,242	01/17/2017	11
South Korean Won (Sell)	Société Générale	41,467	42,643	11/10/2016	1,176
South Korean Won (Sell)	UBS AG	2,133	2,216	11/10/2016	83
South Korean Won (Sell)	UBS AG	66,602	67,246	01/17/2017	644
Swiss Franc (Sell)	Credit Suisse International	114	116	11/14/2016	2
Taiwan Dollar (Buy)	UBS AG	28,761	28,645	11/10/2016	116
Taiwan Dollar (Sell)	BNP Paribas SA	2,636	2,619	11/10/2016	(17)
Taiwan Dollar (Sell)	BNP Paribas SA	3,926	3,913	03/21/2017	(13)
Taiwan Dollar (Sell)	Credit Suisse International	4,503	4,468	11/10/2016	(35)
Taiwan Dollar (Sell)	Credit Suisse International	4,055	4,056	11/10/2016	1
Taiwan Dollar (Sell)	Credit Suisse International	1,634	1,629	03/21/2017	(5)
Taiwan Dollar (Sell)	JP Morgan Chase Bank	6,205	6,181	11/10/2016	(24)
Taiwan Dollar (Sell)	Société Générale	1,636	1,625	11/10/2016	(11)
Taiwan Dollar (Sell)	UBS AG	9,726	9,634	11/10/2016	(92)
Taiwan Dollar (Sell)	UBS AG	28,811	28,740	03/21/2017	(71)
Total Forward Currency Contracts					$ 4,967

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.700%	12/19/2024	CAD$ 6,500	$ (248)
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	1.750	12/16/2046	1,900	59
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	0.500	03/15/2022	£ 39,300	124
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	0.750	03/15/2027	14,400	305
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.000	03/15/2027	8,700	229
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	06/15/2019	$ 222,300	195
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2019	46,700	(582)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	06/15/2021	32,200	(99)

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
CENTRALLY CLEARED SWAP AGREEMENTS—Continued
INTEREST RATE SWAPS—Continued
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500%	12/21/2021	$ 25,000	$ 157
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	17,500	593
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.350	08/05/2025	3,500	(189)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	1,100	(67)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.750	12/16/2045	246,900	(35,614)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	138,000	(2,477)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	06/15/2021	47,600	(171)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/21/2021	8,700	—
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/16/2022	222,000	(6,440)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	12/16/2025	9,500	(427)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	53,600	(2,893)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/21/2026	42,710	925
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	06/15/2046	9,200	(1,075)
Interest Rate Swaps						$(47,695)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000%	12/20/2020	0.773%	$33	$ 32	$ 3,300	$ 1
ICE Group	MetLife, Inc. 4.750% due 02/08/2021	Buy	1.000	12/20/2021	1.037	(3)	(50)	3,600	47
ICE Group	Sprint Communications, Inc. 7.000% due 08/15/2020	Buy	5.000	12/20/2019	3.200	76	74	1,300	2
ICE Group	Sprint Communications, Inc. 8.380% due 08/15/2017	Buy	5.000	12/20/2019	3.200	99	97	1,700	2
Credit Default Swaps									$52
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays Bank plc	TESCO plc 6.000% due 12/14/2029	Sell	1.000%	12/20/2020	1.653%	$(139)	$(484)	€ 5,000	$345
BNP Paribas SA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000	12/20/2017	0.287	22	(41)	2,100	63
Citibank NA	Volkswagen International Finance 5.380% due 05/22/2018	Sell	1.000	03/20/2017	0.247	35	94	7,700	(59)
Citibank NA	Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	09/20/2020	0.695	102	31	$ 8,000	71
JP Morgan Chase Bank NA	Goldman Sachs Group, Inc. 5.950% due 01/18/2018	Sell	1.000	06/20/2017	0.237	6	15	1,000	(9)
Morgan Stanley Capital Services LLC	Markit CMBX North America AAA Indices	Sell	0.080	12/13/2049	0.000	(4)	(22)	3,229	18
Goldman Sachs International	Markit CMBX North America AAA Indicies	Sell	0.500	01/17/2047	0.000	(134)	(539)	10,700	406
Goldman Sachs International	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	06/20/2021	0.919	10	(36)	2,100	46
Deutsche Bank AG	Morgan Stanley & Co. LLC Senior Unsecured	Sell	1.000	09/20/2018	0.423	169	186	14,100	(17)
BNP Paribas SA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	06/20/2018	1.828	(11)	(130)	900	119
Goldman Sachs International	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	3.115	(25)	(42)	400	17

Harbor Bond Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS—Continued
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/ (Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
HSBC Bank USA NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000%	03/20/2020	3.304%	$(14)	$ (36)	$ 200	$ 22
JP Morgan Chase Bank NA	Petroleo Brasileiro SA Petrobras 8.380% due 12/10/2018	Sell	1.000	12/20/2019	3.115	(130)	(237)	2,100	107
Credit Default Swaps									$ 1,129
Total Swaps									$(46,514)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2016—(2.0)%
Principal Amount (000s)	Security	Proceeds (000s)	Value (000s)
$ 44,000	Federal National Mortgage Association TBA[9] 6.000%—12/11/2044-11/14/2046	$50,428	$(50,438)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 145,217	$ —	$ 145,217
Bank Loan Obligations	—	12,314	—	12,314
Collateralized Mortgage Obligations	—	217,824	—	217,824
Corporate Bonds & Notes	—	614,829	23,331	638,160
Escrow	—	—	—	—
Foreign Government Obligations	—	211,569	—	211,569
Mortgage Pass-Through	—	1,279,895	5	1,279,900
Municipal Bonds	—	62,465	—	62,465
Preferred Stocks	2,081	—	—	2,081
U.S. Government Obligations	—	1,104,616	—	1,104,616
Short-Term Investments
Certificates of Deposit	—	33,015	—	33,015
Repurchase Agreements	—	5,320	—	5,320
U.S. Government Obligations	—	10,534	—	10,534
Total Investments in Securities	$ 2,081	$3,697,598	$23,336	$3,723,015
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 11,934	$ —	$ 11,934
Futures Contracts	4,302	—	—	4,302
Purchased Options	29	1,531	—	1,560
Swap Agreements	—	3,853	—	3,853
Total Financial Derivative Instruments - Assets	$ 4,331	$ 17,318	$ —	$ 21,649
Liability Category
Fixed Income Investments Sold Short	$ —	$ (50,438)	$ —	$ (50,438)
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (6,967)	$ —	$ (6,967)
Futures Contracts	(9,759)	—	—	(9,759)
Swap Agreements	—	(50,367)	—	(50,367)

Harbor Bond Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Written Options	$ (87)	$ (2,361)	$ —	$ (2,448)
Total Financial Derivative Instruments - Liabilities	$(9,846)	$ (59,695)	$ —	$ (69,541)
Total Investments	$(3,434)	$3,604,783	$23,336	$3,624,685
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Corporate Bonds & Notes	$24,607	$132	$ (625)	$ (5)	$ 13	$2,108	$—	$(2,899) [h]	$23,331
Escrow	—	—	—	—	—	—	—	—	—
Mortgage Pass-Through	1,473	—	(1,471)	—	3	—	—	—	5
Rights/Warrants	—	—	—	—	—	—	—	—	—
	$26,080	$132	$(2,096)	$ (5)	$ 16	$2,108	$—	$(2,899)	$23,336
There were no transfers between Levels 1 and 2 during the year.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Keane Group Holdings LLC 12.000%—08/08/2019	$ 23,331	Market Approach	Base Price Plus Spread	$ 98.24
Escrow
General Motors Co. Escrow	—	Income Approach	Estimated Recovery Value	0.00
Mortgage Pass-Through
Federal Housing Authority Project 7.400%—02/01/2021	5	Market Approach	Base Price	97.53
	$ 23,336
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2016.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$(36,375)	$(154,982)	$(109,950)	$—	$(301,307)

Harbor Bond Fund
Portfolio of Investments—Continued

1		Floating rate security, the stated rate represents the rate in effect at October 31, 2016.
2		Step coupon security, the stated rate represents the rate in effect at October 31, 2016.
3		Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $217,417,000 or 9% of net assets.
4		Variable rate security, the stated rate represents the rate in effect at October 31, 2016.
5		REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
6		MTN after the name of a security stands for Medium Term Note.
7		Perpetuity bond, the maturity date represents the next callable date.
8		Zero coupon bond
9		TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2016. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date (see Note 2 of the accompanying Notes to Financial Statements).
10		Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
11		At October 31, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $66,461,000 or 3% of net assets.
†		Coupons represent yield to maturity.
b		If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c		If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
*		Security in Default
d		Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e		The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f		The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
h		Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.
j		Amount represents Index Value.
w		The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Corporate Bonds & Notes	$ 56
	Escrow	(15)
	Mortgage Pass-Through	1
$ 42
x		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using credit curves which is a Level 3 input.
y		Fair Valued in accordance with Harbor Funds Valuation Procedures using estimated recovery value which is a Level 3 input.
z		Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
R$		Brazilian Real
£		British Pound
CAD$		Canadian Dollar
€		Euro
¥		Japanese Yen
The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund
Managers' Commentary (Unaudited)

Subadviser
Pacific Investment Management Company LLC (PIMCO)
650 Newport Center Dr.
Newport Beach, CA
92660
Portfolio Managers
Mihir P. Worah
Since 2007
Jeremie Banet
Since 2015
PIMCO has subadvised the Fund since 2005.
Investment Objective
Maximize real return, consistent with preservation of real capital
Principal Style Characteristics
Inflation-indexed fixed income securities
Mihir P. Worah

Jeremie Banet

Management’s Discussion of
Fund Performance
MARKET REVIEW
The future path of monetary policy globally continued to be a focus for bond markets for the fiscal year ended October 31, 2016. Markets remained relatively resilient despite a host of geopolitical shocks, though volatility generally remained below long-term average.
The end of 2015 saw robust domestic demand in the U.S., driven predominantly by consumer spending, which was supported by job gains and rising consumer confidence. This positive tone allowed the Federal Reserve (Fed) to begin reducing monetary accommodation, lifting the policy rate by 25 basis points in a unanimous vote in December 2015. Markets were well-prepared and interpreted the hike to be a vote of confidence in the economic recovery. However, a strong U.S. economy and successful liftoff by the Fed stood in contrast to challenges policymakers faced globally. In the eurozone, weak inflation led to additional policy action from the European Central Bank (ECB), which continued into 2016.
Global recession fears from early 2016 receded amid continued positive economic data in the U.S., including signs of labor market strength and higher inflation. However, this sustained period of low volatility was briefly broken by the unexpected “Brexit” result in the U.K.’s historic referendum. The British public voted to end the 40+ year relationship with the EU, resulting in a sharp risk sell-off as markets scrambled to price in the unanticipated outcome. While moves on the day were significant, many were not as outsized when put in the context of price levels earlier in the year. However, markets generally shook off the surprise Brexit result as equities rallied and volatility remained low despite building concerns over the future path of monetary policy globally.
Markets generally recovered from post-Brexit volatility and remained relatively resilient, despite a host of geopolitical shocks including new leadership in the U.K. and Brazil, an attempted coup in Turkey, and an increasingly contentious presidential race in the U.S. Volatility generally remained below long-term averages, U.S. equities set new all-time highs, credit spreads tightened, and emerging market assets performed well in the seemingly benign market environment.
The U.S. Treasury curve flattened during the 2016 fiscal year as longer-dated securities outperformed those with shorter-dated maturities. Calmer markets and lower volatility impacted markets as fixed income spread sectors generally performed well over the fiscal year. U.S. Treasury Inflation Protected Securities, or TIPS, outperformed U.S. nominal Treasurys during the fiscal year as breakeven inflation levels moved higher on advancing oil prices and an upside surprise to inflation readings.
PERFORMANCE
Harbor Real Return Fund returned 5.55% (Institutional Class) and 5.26% (Administrative Class) for fiscal year 2016, underperforming the 5.89% return of the Bloomberg Barclays U.S. TIPS Index benchmark.
The following strategies helped returns during the fiscal year:
•	Tactical exposure to non-agency mortgage-backed securities, which continued to provide attractive yield and price appreciation amid strong investor demand and a recovery in the housing sector
•	An allocation to external emerging market (EM) debt, particularly energy-related names in Brazil, which outperformed over the period
•	Overweight breakeven inflation in the U.S., as breakevens rose as financial conditions improved and core inflation readings continued to show strength
•	A short position in the U.K. inflation linked bond market, as inflation expectations fell over the period

Harbor Real Return Fund
Managers' Commentary—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	103.6%
Japan Treasury Discount Bill	4.4%
Telefonica Emisiones SAU	1.9%
Citigroup Mortgage Loan Trust Inc.	1.1%
JP Morgan Mortgage Acquisition Trust	1.1%
New Zealand Government Bond	1.1%
JP Morgan Chase & Co.	1.0%
Japanese Government CPI Linked Bond	0.9%
Lavender Trust	0.9%
U.K. Gilt Inflation Linked	0.9%
•	Tactical short currency exposure against a basket of EM currencies which depreciated over the period
The following strategies were negative or neutral for returns during the fiscal year:
•	Nominal interest rate strategies in the U.S., specifically an underweight to intermediate maturities, as yields fell during the 2016 fiscal year
OUTLOOK & STRATEGY
Over the next twelve months, we expect global growth to pick up slightly from around 2.5% this year to 2.5%‒3.0%, with inflation remaining below target in most major developed market economies. Our baseline forecast is for a continuous global expansion, mostly supportive monetary and fiscal policies and broadly range-bound markets. However, we are concerned about risks that lurk beneath the surface, especially with asset prices that in many cases appear stretched, and periods of relative calm in the markets are likely to be punctuated by bouts of volatility and uncertainty brought on by the “cause” of the moment. The most relevant swing factors for our cyclical outlook are productivity, which drives the supply side of the economy and thus potential output growth; policy, the main determinant of aggregate demand; and politics, the main non-economic source of uncertainty and volatility.
In the U.S., we predict growth returning to 2%‒2.5% in 2017, following the soft patch earlier this year. We expect an end to the inventory correction and a revival of business investment amid robust consumer spending. We believe that a rise in headline CPI inflation to 2%‒2.5% next year will likely allow a data-dependent Fed to raise interest rates two or three times between now and year-end 2017.
For the eurozone, growth momentum should remain broadly unchanged at 1%‒1.5% in 2017, which is above potential output growth of at most 1%. Yet, with inflation unlikely to make much progress toward the ECB’s “below but close to 2%” objective, we expect a further round of monetary easing as soon as December 2016, the potential for additional easing next year and a likely extension of quantitative easing beyond March. Our forecast calls for U.K. growth to slow temporarily into a 0%‒1% range next year as Brexit-related uncertainties dampen investment and make consumers more cautious to spend.
In Japan, we expect somewhat higher growth of 0.5%‒1.0% in 2017, supported by significant fiscal stimulus. We believe that as fiscal policy turns expansionary, monetary policy may gain more traction, especially now that the Bank of Japan (BOJ) has recalibrated its easing program with a view to minimizing the negative side effects on the financial sector. Our forecast for China is a further gradual slowdown in growth to 5.75%‒6.25% in 2017 from 6.4% this year. The slowing of economic growth in the industrial complex – which is what matters most for global trade and commodities – has already happened in recent years, and with an orderly depreciation in the currency, we believe that China is not likely to throw a wrench into the wheels of the global economy.
Better prospects for the EM are a key feature of our 2017 forecast. We expect aggregate GDP growth in EM to accelerate from about 4.5% this year to 4.75%‒5.25% next year. External conditions for many EM economies have improved due to the stabilization of commodity prices and the U.S. dollar. We believe that internal conditions are also more conducive to growth: inflation has likely peaked, giving central banks room to ease; several countries are making progress on structural reforms; and deep recessions in Brazil and Russia should give way to modest recoveries, removing a major drag on aggregate EM growth.
With respect to portfolio strategy, we plan to:
•	Maintain a modest underweight duration position overall given the significant rally in rates across markets. We plan to source the underweight primarily in the U.S. as markets may be underestimating the pace of Fed policy normalization
•	Remain overweight breakeven inflation in the U.S. given expectations that remain below levels we feel are justified given strong core inflation dynamics
•	Within TIPS, be tactical in terms of curve positioning based on relative value and roll-down opportunities; seek attractive security mispricings, including taking exposure in off-the-run vs. on-the-run issues given relative cheapness
•	Have modest exposure to short-term Eurozone breakevens, as markets are pricing in sub-1% inflation over the next 5 years, which appears to be an undershoot despite the challenges facing the region. We also plan to be underweight U.K. breakevens as U.K. long-dated breakevens appear rich
•	Within currency, have a short exposure to the Chinese yuan which we anticipate will exhibit further weakness while also overweight select EM currencies including the Mexican peso and Indian rupee

Harbor Real Return Fund
Managers' Commentary—Continued

This report contains the current opinions of Pacific Investment Management Company LLC (PIMCO) as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025
Cusip	411511520
Ticker	HARRX
Inception Date	12/01/2005
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$108,890

ADMINISTRATIVE CLASS

Fund #	2225
Cusip	411511512
Ticker	HRRRX
Inception Date	12/01/2005
Net Expense Ratio	0.80% [a]
Total Net Assets (000s)	$2,492
Portfolio Statistics
	Portfolio	Benchmark
Average Market Coupon	1.45%	0.84%
Yield to Maturity	2.48%	1.81%
Current 30-Day Yield (Institutional Class)	0.03%	0.68%
Weighted Average Maturity	8.89 years	8.58 years
Weighted Average Duration	7.83 years	6.43 years
Portfolio Turnover (Year Ended 10/31/2016)	611%	N/A
MATURITY PROFILE
Years to Maturity	% of Investments
0 to 1 yr.	27.11%
>1 to 5	21.95%
>5 to 10	30.18%
>10 to 15	6.36%
>15 to 20	-0.01%
>20 to 25	0.79%
>25 yrs.	13.62%

FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the Bloomberg Barclays U.S. TIPS Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Real Return Fund
Institutional Class	5.55%	1.20%	4.35%	12/01/2005	$15,305
Administrative Class	5.26	0.94	4.08	12/01/2005	14,919
Comparative Index
Bloomberg Barclays U.S. TIPS	5.89%	1.47%	4.46%	—	$15,468
As stated in the Fund’s current prospectus, the expense ratios were 0.54% (Net) and 0.79% (Gross) (Institutional Class); and 0.79% (Net) and 1.04% (Gross) (Administrative Class). The net expense ratios reflect an expense limitation agreement (excluding interest expense, if any) effective through 02/28/2017. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.

a	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.

Harbor Real Return Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash, short-term investments and derivative positions of -26.9%)
ASSET-BACKED SECURITIES—5.2%
Principal Amount		Value
	Aegis Asset Backed Securities Trust
	Series 2004-6 Cl. M2
$639	1.534%—03/25/2035[1]	$ 597
	Citigroup Mortgage Loan Trust Inc.
	Series 2006-NC1 Cl. A1
954	0.664%—08/25/2036[1,2]	883
	First Franklin Mortgage Loan Trust
	Series 2005-FFH1 Cl. M2
900	1.314%—06/25/2036[1]	681
	GSAMP Trust
	Series 2004-WF Cl. M2
148	2.184%—10/25/2034[1]	140
	Hillmark Funding Ltd.
	Series 2006-1A Cl. A1
484	1.061%—05/21/2021[1,2]	481
	JP Morgan Mortgage Acquisition Trust
	Series 2007-CH5 Cl. A4
700	0.694%—06/25/2036[1]	664
	Series 2006-FRE1 Cl. M1
700	0.924%—05/25/2035[1]	589
		1,253
	Long Beach Mortgage Loan Trust
	Series 2006-WL3 Cl. 2A4
300	0.834%—01/25/2036[1]	214
	Series 2005-WL2 Cl. M2
500	1.269%—08/25/2035[1]	441
		655
	MASTR Asset Backed Securities Trust
	Series 2006-HE2 Cl. A2
208	0.774%—06/25/2036[1]	119
	Morgan Stanley ABS Capital I Inc. Trust
	Series 2006-HE8 Cl. A2FP
110	0.604%—10/25/2036[1]	63
	Navient Student Loan Trust
	Series 2016-7
200	1.670%—03/25/2066[1,2]	200
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
89	4.034%—06/25/2033[3]	91
	Soundview Home Loan Trust
	Series 2006-OPT2 Cl. A4
200	0.814%—05/25/2036[1]	176
	Whitehorse VI Ltd.
	Series 2012 1A Cl. A1R
500	2.078%—02/03/2025[1,2]	500 [x]
TOTAL ASSET-BACKED SECURITIES
(Cost $5,549)		5,839

COLLATERALIZED MORTGAGE OBLIGATIONS—2.0%
Principal Amount		Value
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
$3	2.580%—08/25/2035[1]	$ 3
	Series 2005-2 Cl. A2
1	3.128%—03/25/2035[1]	2
		5
	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
445	1.253%—08/25/2035[1,2]	345
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
38	3.043%—04/20/2035[4]	38
	Lavender Trust
	Series 2010-RR2A Cl. A4
1,163	6.250%—10/26/2036[2]	932
	Marche Mutui Srl
	Series 4 Cl. A
€17	0.108%—02/25/2055[1]	19
	Series 6 Cl. A1
48	1.938%—01/27/2064[1]	53
		72
	Morgan Stanley Mortgage Loan Trust
	Series 2006-8AR Cl. 6A1
$166	2.674%—06/25/2036[1]	162
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
583	2.874%—07/26/2045[2,4]	583
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
60	0.934%—01/25/2046[1]	28
	Washington Mutual Mortgage Pass Through Certificates Trust
	Series 2003-AR9 Cl. 2A
24	2.848%—09/25/2033[4]	23
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,092)		2,188

CORPORATE BONDS & NOTES—6.2%
	Ally Financial Inc.
100	3.500%—01/27/2019	100
100	4.750%—09/10/2018	103
		203
	American International Group Inc. MTN[5]
100	5.850%—01/16/2018	105
	Deutsche Bank AG
500	4.250%—10/14/2021[2]	504
	Goldman Sachs Group Inc.
500	2.050%—09/15/2020[1]	504
	ING Bank NV MTN[5]
100	2.625%—12/05/2022[2]	103
	JP Morgan Chase & Co.
1,100	2.750%—06/23/2020	1,126
	Navient Corp. MTN[5]
740	3.375%—05/03/2019[4,6]	697
100	5.500%—01/15/2019	102
		799
	Petrobras Global Finance BV
400	5.375%—01/27/2021	395

Harbor Real Return Fund
Portfolio of Investments—Continued

Value, Cost, and Principal Amounts in Thousands

CORPORATE BONDS & NOTES—Continued
Principal Amount			Value
		Royal Bank of Scotland plc MTN[5]
	$200	9.500%—03/16/2022[4]	$ 206
		Santander Holdings USA Inc.
	600	2.275%—11/24/2017[1]	605
		Telefonica Emisiones SAU
	2,150	1.513%—06/23/2017[1]	2,148
		Toronto Dominion Bank
	200	2.250%—03/15/2021[2]	203
TOTAL CORPORATE BONDS & NOTES
(Cost $6,760)			6,901

FOREIGN GOVERNMENT OBLIGATIONS—9.0%
		France Government Bond OAT
	€488	2.250%—07/25/2020[6]	610
		Hellenic Republic Government International Bond MTN[5]
	¥100,000	3.800%—08/08/2017	918
		Japan Treasury Discount Bill
	510,000	0.000%—12/19/2016-02/06/2017[7]	4,866
		Japanese Government CPI Linked Bond[6]
	99,400	0.100%—09/10/2024	1,000
		Mexican Bonos
MEX$	3,561	4.750%—06/14/2018	187
		Mexican Udibonos
	3,770	4.000%—11/08/2046[6]	218
		New Zealand Government Bond
NZD$	1,600	2.000%—09/20/2025[6]	1,231
		U.K. Gilt Inflation Linked[6]
	£650	0.125%—03/22/2024-03/22/2058	1,044
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $10,331)			10,074

MORTGAGE PASS-THROUGH—0.9%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$462	1.135%—12/15/2037[1]	464
		Federal National Mortgage Association REMIC[8]
	109	0.884%—07/25/2037[1]	110
	123	0.914%—07/25/2037[1]	123
	81	0.974%—05/25/2036[1]	80
	231	1.214%—02/25/2041[1]	233
			546
TOTAL MORTGAGE PASS-THROUGH
(Cost $1,003)			1,010

U.S. GOVERNMENT OBLIGATIONS—103.6%
		U.S. Treasury Bonds
	300	2.250%—08/15/2046	279
	660	2.500%—02/15/2046	649
			928
		U.S. Treasury Inflation Indexed Bonds[6]
	7,416	0.125%—04/15/2018-07/15/2026	7,539
	2,156	0.250%—01/15/2025	2,186
	3,342	0.375%—07/15/2023-07/15/2025	3,458
	17,869	0.625%—07/15/2021-01/15/2026	18,738
	21	0.625%—02/15/2043[9]	21
	1,769	0.750%—02/15/2042	1,787
	1,372	1.000%—02/15/2046[9]	1,483
U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount		Value
$740	1.250%—07/15/2020[9]	$ 790
11,857	1.375%—02/15/2044	13,780
11,844	1.875%—07/15/2019	12,703
1,356	2.125%—01/15/2019-02/15/2040	1,499
220	2.125%—02/15/2041[9]	290
35,496	2.375%—01/15/2025-01/15/2027	42,306
740	2.500%—01/15/2029[9]	931
685	3.625%—04/15/2028[9]	937
		108,448
	U.S. Treasury Notes
2,600	1.125%—08/31/2021	2,578
2,500	1.625%—05/15/2026	2,457
140	2.000%—08/31/2021	144
340	2.125%—09/30/2021-12/31/2021	352
400	2.250%—07/31/2021	417
		5,948
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $113,007)		115,324

SHORT-TERM INVESTMENTS—5.7%
CERTIFICATES OF DEPOSIT—3.2%†
	Barclays plc
600	0.000%—09/08/2017-11/06/2017[1]	600
	Mitsubishi UFJ Trust & Banking Corp.
400	0.000%—09/19/2017[1]	401
	Natixis NY
500	0.000%—09/25/2017[1]	501
	Norinchukin BK
600	0.000%—10/11/2017[1]	601
	Sumitomo Mitsui BKG Corp.
500	0.000%—09/15/2017[1]	501
	Sumitomo Mitsui Trust Bank Limited
900	0.000%—09/18/2017-10/06/2017[1]	902
		3,506
REPURCHASE AGREEMENTS—2.0%
1,800	Repurchase Agreement with Deutsche Bank dated October 31, 2016 due November 01, 2016 at 0.530% collateralized by U.S. Treasury Bonds (value $1,820)	1,800
470	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by Federal National Mortgage Association Notes (value $480)	470
		2,270
U.S. GOVERNMENT AGENCIES—0.5%†
	Federal Home Loan Bank Discount Notes
300	0.258%—11/18/2016	300
300	0.265%—11/30/2016	300
		600
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,370)		6,376
TOTAL INVESTMENTS—132.6%
(Cost $145,112)		147,712
CASH AND OTHER ASSETS, LESS LIABILITIES—(32.6)%		(36,330)
TOTAL NET ASSETS—100.0%		$111,382

Harbor Real Return Fund
Portfolio of Investments—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2016
Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-BOBL Futures (Sell)	7	€ 700	12/08/2016	$ 5
Euro-BTP Futures (Buy)	5	500	12/08/2016	(14)
Euro-Bund Futures (Buy)	6	600	12/08/2016	(11)
Euro-OAT Futures (Sell)	11	1,100	12/08/2016	31
United Kingdom GILT Futures 90 day (Sell)	5	£ 500	12/28/2016	36
Japanese Government Bond Futures 10 year (Sell)	1	¥ 100,000	12/13/2016	—
Eurodollar Futures-CME 90 day (Buy)	7	$ 1,750	06/19/2017	19
Eurodollar Futures-CME 90 day (Sell)	19	4,750	12/19/2016	—
U.S. Treasury Bond Futures 30 year (Sell)	19	1,900	12/20/2016	152
U.S. Treasury Note Futures 2 year (Sell)	81	16,200	12/30/2016	15
U.S. Treasury Note Futures 5 year (Buy)	10	1,000	12/30/2016	(7)
U.S. Treasury Note Futures 10 year (Buy)	98	9,800	12/20/2016	(115)
Ultra U.S. Treasury Bond Futures 30 year (Buy)	4	400	12/20/2016	(47)
Total Futures Contracts				$ 64

PURCHASED OPTIONS OPEN AT OCTOBER 31, 2016
PURCHASED OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Paid (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	134	£ 98.50	12/21/2016	$13	$—
U.K. LIBOR Future 90 day (Put)	ICE Group	35	98.50	06/21/2017	2	1
Total Purchased Options that Require Periodic Settlement of Variation Margin					$15	$ 1
PURCHASED OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Rate	Expiration Date	Premiums Paid (000s)	Value (000s)
Interest Rate Swap Option 1 year (Put)	Citibank NA	11,000,000	1.250%	12/27/2016	$ 10	$ 1
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Bank USA	21,000,000	1.250	12/27/2016	19	1
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Bank USA	20,800,000	1.250	01/09/2017	9	2
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	22,100,000	1.250	02/06/2017	11	4
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	21,400,000	1.200	02/13/2017	11	7
Interest Rate Swap Option 1 year (Put)	Morgan Stanley Capital Services LLC	16,900,000	1.250	02/21/2017	9	4
Interest Rate Swap Option 5 year (Put)	Credit Suisse International	2,600,000	3.400	12/05/2016	19	—
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	2,200,000	2.720	07/16/2018	25	28
Interest Rate Swap Option 10 year (Put)	Morgan Stanley Capital Services LLC	2,800,000	2.770	07/16/2018	33	33
Interest Rate Swap Option 30 year (Call)	Deutsche Bank AG	700,000	2.150	06/15/2018	70	61
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	700,000	2.150	06/15/2018	70	62
Interest Rate Swap Option 30 year (Put)	Deutsche Bank AG	1,000,000	2.860	10/23/2018	68	39
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	200,000	2.590	12/10/2018	21	11
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.600	03/29/2019	84	60
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	700,000	2.610	10/17/2018	64	35
Interest Rate Swap Option 30 year (Put)	Morgan Stanley Capital Services LLC	200,000	2.610	11/15/2018	20	10
Total Purchased Options Not Settled Through Variation Margin					$543	$358
Total Purchased Options					$558	$359

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2016
WRITTEN OPTIONS THAT REQUIRE PERIODIC SETTLEMENT OF VARIATION MARGIN
Description	Exchange	Number of Contracts/ Notional	Strike Price	Expiration Date	Premiums Received (000s)	Value (000s)
U.K. LIBOR Future 90 day (Put)	ICE Group	134	£ 98.00	12/21/2016	$3	$—
U.K. LIBOR Future 90 day (Put)	ICE Group	35	98.00	06/21/2017	1	—
Total Written Options that Require Periodic Settlement of Variation Margin					$4	$—

Harbor Real Return Fund
Portfolio of Investments—Continued

WRITTEN OPTIONS—Continued
WRITTEN OPTIONS NOT SETTLED THROUGH VARIATION MARGIN
Description	Counterparty	Number of Contracts/ Notional	Strike Index/ Rate/Price	Expiration Date	Premiums Received (000s)	Value (000s)
Inflation-Linked Swap Option 4 year (Put)	Deutsche Bank AG	600,000	233.550 [j]	01/22/2018	$ 6	$ (1)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,700,000	234.810 [j]	03/24/2020	19	(15)
Inflation-Linked Swap Option 5 year (Put)	JP Morgan Chase Bank NA	1,000,000	238.640 [j]	10/02/2020	19	(10)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	4,000,000	243.270 [j]	04/22/2024	29	(2)
Inflation-Linked Swap Option 10 year (Call)	JP Morgan Chase Bank NA	300,000	244.170 [j]	05/16/2024	2	—
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	3,600,000	216.690 [j]	04/07/2020	32	—
Inflation-Linked Swap Option 10 year (Put)	Citibank NA	500,000	217.970 [j]	09/29/2020	7	—
Inflation-Linked Swap Option 20 year (Call)	Goldman Sachs Bank USA	400,000	120.720 [j]	06/22/2035	18	(3)
Credit Default Option (Call)	BNP Paribas SA	1,100,000	1.000%	11/16/2016	1	—
Credit Default Option (Call)	BNP Paribas SA	1,100,000	1.000	12/21/2016	1	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	5,000,000	2.500	10/23/2018	70	(35)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	3,300,000	2.250	10/17/2018	66	(31)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.250	11/15/2018	19	(9)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	900,000	2.250	12/10/2018	20	(9)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley Capital Services LLC	4,300,000	2.300	03/29/2019	86	(53)
Interest Rate Swap Option 5 year 5 year (Call)	Credit Suisse International	450,000	2.400	12/05/2016	4	(7)
Currency Option U.S. Dollar vs. Brazilian Real (Call)	BNP Paribas SA	460,000	$ 3.41	11/09/2016	4	—
Currency Option U.S. Dollar vs. Mexican Peso (Call)	Credit Suisse International	318,000	19.30	11/10/2016	3	(2)
Currency Option British Pound vs. U.S. Dollar (Call)	Barclays Bank plc	530,000	£ 1.37	11/04/2016	5	—
Currency Option British Pound vs. U.S. Dollar (Call)	Goldman Sachs Bank USA	450,000	1.25	11/10/2016	3	(1)
Currency Option Euro vs. U.S. Dollar (Call)	JP Morgan Chase Bank NA	217,000	€ 1.15	11/16/2016	2	—
Currency Option Euro vs. U.S. Dollar (Put)	Société Générale Paris	560,000	1.10	11/16/2016	6	(5)
U.S. Treasury Note Option 10 year (Put)	Chicago Board of Trade	14	$ 129.00	11/25/2016	4	(6)
Total Written Options Not Settled Through Variation Margin					$426	$(189)
Total Written Options					$430	$(189)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2016
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	UBS AG	$ 8	$ 8	11/02/2016	$ —
Australian Dollar (Sell)	JP Morgan Chase Bank NA	567	572	11/02/2016	5
Brazilian Real (Buy)	BNP Paribas SA	95	97	11/03/2016	(2)
Brazilian Real (Buy)	BNP Paribas SA	190	193	12/02/2016	(3)
Brazilian Real (Buy)	JP Morgan Chase Bank	95	93	11/03/2016	2
Brazilian Real (Sell)	BNP Paribas SA	95	93	11/03/2016	(2)
Brazilian Real (Sell)	BNP Paribas SA	87	89	12/02/2016	2
Brazilian Real (Sell)	JP Morgan Chase Bank	88	87	11/03/2016	(1)
Brazilian Real (Sell)	JP Morgan Chase Bank	7	7	11/03/2016	—
British Pound Sterling (Buy)	Goldman Sachs Bank USA	298	311	11/02/2016	(13)
British Pound Sterling (Buy)	JP Morgan Chase Bank NA	16	16	11/02/2016	—
British Pound Sterling (Buy)	Société Générale	1,436	1,434	11/02/2016	2
British Pound Sterling (Sell)	BNP Paribas SA	1,749	1,861	11/02/2016	112
British Pound Sterling (Sell)	Société Générale	1,436	1,434	12/02/2016	(2)
Chinese Yuan (Buy)	Société Générale	621	628	01/06/2017	(7)
Chinese Yuan (Sell)	Barclays Capital	1,662	1,669	02/15/2017	7
Chinese Yuan (Sell)	JP Morgan Chase Bank	621	616	01/06/2017	(5)
Colombian Peso (Sell)	Barclays Capital	26	27	01/24/2017	1
Colombian Peso (Sell)	JP Morgan Chase Bank	44	42	01/24/2017	(2)
Euro Currency (Buy)	BNP Paribas SA	1,617	1,609	11/02/2016	8
Euro Currency (Buy)	Goldman Sachs Bank USA	496	498	11/02/2016	(2)
Euro Currency (Buy)	Goldman Sachs Bank USA	204	203	11/02/2016	1
Euro Currency (Sell)	BNP Paribas SA	1,619	1,611	12/02/2016	(8)
Euro Currency (Sell)	Goldman Sachs Bank USA	2,318	2,369	11/02/2016	51
Indian Rupee (Buy)	Goldman Sachs Bank USA	554	552	01/17/2017	2
Indian Rupee (Buy)	UBS AG	580	572	11/10/2016	8
Indian Rupee (Sell)	Goldman Sachs Bank USA	559	557	11/10/2016	(2)
Indian Rupee (Sell)	JP Morgan Chase Bank	21	21	11/10/2016	—
Japanese Yen (Sell)	BNP Paribas SA	19	19	11/02/2016	—
Japanese Yen (Sell)	BNP Paribas SA	765	776	01/10/2017	11
Japanese Yen (Sell)	BNP Paribas SA	2,107	2,101	02/06/2017	(6)
Japanese Yen (Sell)	Goldman Sachs Bank USA	1,244	1,285	01/10/2017	41

Harbor Real Return Fund
Portfolio of Investments—Continued

FORWARD CURRENCY CONTRACTS—Continued
Currency	Counterparty	Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Japanese Yen (Sell)	JP Morgan Chase Bank NA	$1,927	$1,997	11/02/2016	$ 70
Japanese Yen (Sell)	JP Morgan Chase Bank NA	1,948	1,946	12/02/2016	(2)
Japanese Yen (Sell)	UBS AG	765	786	12/19/2016	21
Mexican Peso (Buy)	Goldman Sachs Bank USA	600	597	02/13/2017	3
Mexican Peso (Sell)	JP Morgan Chase Bank NA	734	748	02/13/2017	14
New Zealand Dollar (Buy)	Goldman Sachs Bank USA	1,243	1,242	11/02/2016	1
New Zealand Dollar (Sell)	Goldman Sachs Bank USA	1,241	1,240	12/02/2016	(1)
New Zealand Dollar (Sell)	HSBC Bank USA	1,150	1,167	11/02/2016	17
New Zealand Dollar (Sell)	JP Morgan Chase Bank NA	92	91	11/02/2016	(1)
Russian Ruble (Buy)	Credit Suisse International	182	182	12/15/2016	—
Russian Ruble (Buy)	JP Morgan Chase Bank	97	97	12/15/2016	—
Taiwan Dollar (Buy)	Credit Suisse International	144	144	11/10/2016	—
Taiwan Dollar (Buy)	Deutsche Bank AG	51	51	11/10/2016	—
Taiwan Dollar (Buy)	JP Morgan Chase Bank	230	229	11/10/2016	1
Taiwan Dollar (Buy)	UBS AG	93	93	11/10/2016	—
Taiwan Dollar (Sell)	UBS AG	517	512	11/10/2016	(5)
Total Forward Currency Contracts					$316

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2016
CENTRALLY CLEARED SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	0.750%	03/15/2027	£ 700	$ 23
CME Group	British Bankers' Association LIBOR GBP 6-Month	Pay	1.750	03/15/2047	290	(32)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.350	05/15/2030	600	(8)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.325	08/15/2030	1,100	(23)
LCH Group	UK Retail Prices Index All Items NSA	Pay	3.140	04/15/2031	100	(1)
CME Group	British Bankers' Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023	¥ 40,000	(11)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.250	06/15/2018	$ 1,000	2
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	12/16/2020	1,800	(20)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.500	12/21/2021	3,400	34
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.800	10/28/2025	3,800	(116)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.500	02/22/2026	7,300	(155)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.400	03/16/2026	2,900	(47)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/21/2026	1,700	(9)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.300	04/27/2026	2,000	(14)
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.850	07/27/2026	600	8
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.000	07/27/2026	1,500	10
CME Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	12/21/2046	530	39
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	2.250	06/15/2026	900	(7)
LCH Group	British Bankers' Association LIBOR USD 3-Month	Pay	1.750	12/21/2026	4,100	77
LCH Group	US Consumer Price Index Urban Consumers NSA	Pay	1.800	09/12/2026	200	(2)
Interest Rate Swaps						$(252)
CENTRALLY CLEARED SWAP AGREEMENTS
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
ICE Group	Markit CDX North America High Yield Index | Series 27	Buy	5.000%	12/20/2021	4.209%	$(156)	$(148)	$ 3,960	$(8)
ICE Group	Markit CDX North America Investment Grade Index | Series 26	Buy	1.000	06/20/2021	0.712	(14)	(13)	1,000	(1)
Credit Default Swaps									$(9)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS
INTEREST RATE SWAPS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.550%	10/15/2017	€ 100	$ —
BNP Paribas SA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	04/15/2021	500	4
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	0.830	05/15/2018	1,200	(7)
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.660	08/15/2018	100	—
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.650	10/15/2018	100	—
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	04/15/2021	1,210	9
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	05/15/2021	900	5
Citibank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Receive	1.178	05/15/2026	200	—
Credit Suisse International	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.620	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.580	10/15/2017	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.610	09/15/2018	100	—
Deutsche Bank AG	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.650	10/15/2018	200	(1)
Goldman Sachs Bank USA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.650	09/15/2018	100	—
JP Morgan Chase Bank NA	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.580	10/15/2017	100	—
Morgan Stanley Capital Services LLC	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	1.000	04/15/2021	540	4
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.530	10/15/2017	400	(1)
UBS AG Stamford	Eurostat Eurozone HICP Ex Tobacco NSA	Pay	0.610	09/15/2018	200	—
Goldman Sachs Bank USA	French Consumer Price Index Ex Tobacco Index	Receive	1.140	08/15/2026	100	(1)
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco Index	Receive	1.140	08/15/2026	200	(3)
BNP Paribas SA	UK Retail Prices Index All Items NSA	Receive	3.400	06/15/2030	£ 300	(6)
BNP Paribas SA	UK Retail Prices Index All Items NSA	Receive	3.300	12/15/2030	200	(13)
Citibank NA	UK Retail Prices Index All Items NSA	Receive	3.190	04/15/2030	400	(22)
Credit Suisse International	UK Retail Prices Index All Items NSA	Receive	3.350	05/15/2030	100	(2)
Deutsche Bank AG	UK Retail Prices Index All Items NSA	Receive	3.100	06/15/2031	300	(40)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.400	06/15/2030	200	(4)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.330	08/15/2030	370	(14)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Receive	3.360	04/15/2035	200	(12)
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	05/15/2046	120	34
Goldman Sachs Bank USA	UK Retail Prices Index All Items NSA	Pay	1.000	06/15/2046	170	55
JP Morgan Chase Bank NA	UK Retail Prices Index All Items NSA	Receive	3.400	06/15/2030	200	(3)
Royal Bank of Scotland plc	UK Retail Prices Index All Items NSA	Receive	3.140	07/15/2031	100	(13)
BNP Paribas SA	US Consumer Price Index Urban Consumers NSA	Pay	2.250	07/15/2017	$ 7,000	(385)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	2.173	11/01/2018	2,000	(84)
Deutsche Bank AG	US Consumer Price Index Urban Consumers NSA	Pay	2.500	07/15/2022	300	(39)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	2.420	02/12/2017	2,000	(100)
Goldman Sachs Bank USA	US Consumer Price Index Urban Consumers NSA	Pay	2.180	10/01/2018	1,100	(46)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.330	01/01/2017	1,200	(4)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.413	01/15/2017	600	(2)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.513	01/15/2017	100	—
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.550	01/15/2017	2,200	(3)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	2.000	04/15/2017	1,530	(3)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	07/26/2021	300	5
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Pay	1.000	09/12/2021	310	4
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.730	07/26/2026	300	(9)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.801	09/12/2026	310	(7)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.805	09/12/2026	200	(4)
JP Morgan Chase Bank NA	US Consumer Price Index Urban Consumers NSA	Receive	1.780	09/15/2026	200	(5)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.535	01/15/2017	2,300	(4)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.788	07/18/2026	1,200	(30)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.000	07/20/2026	1,200	(28)
Morgan Stanley Capital Services LLC	US Consumer Price Index Urban Consumers NSA	Receive	1.805	09/20/2026	100	(2)
Royal Bank of Scotland plc	US Consumer Price Index Urban Consumers NSA	Pay	2.250	07/15/2017	2,500	(140)
UBS AG Stamford	US Consumer Price Index Urban Consumers NSA	Receive	2.060	05/12/2025	100	2
Interest Rate Swaps						$(915)

Harbor Real Return Fund
Portfolio of Investments—Continued

SWAP AGREEMENTS—Continued
OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Value [e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Suisse International	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000%	06/20/2021	2.469%	$(13)	$(14)	$ 200	$ 1
Deutsche Bank AG	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	2.469	(6)	(8)	100	2
JP Morgan Chase Bank NA	Federative Republic of Brazil 4.250% due 01/07/2025	Sell	1.000	06/20/2021	2.469	(6)	(7)	100	1
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	10/17/2057	0.000	(2)	(5)	100	3
Goldman Sachs International	Markit CMBX North America AAA Indices	Sell	0.500	09/17/2058	0.000	(3)	(6)	100	3
JP Morgan Chase Bank NA	Russian Federation 7.500% due 03/31/2030	Sell	1.000	06/20/2021	2.035	(4)	(6)	100	2
Barclays Bank plc	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	1.407	(2)	(3)	100	1
Credit Suisse International	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	1.407	(5)	(8)	300	3
HSBC Bank USA NA	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2021	1.407	(7)	(10)	400	3
Credit Default Swaps									$ 19
Total Swaps									$(1,157)

FAIR VALUE MEASUREMENTS
The following table summarizes the Fund’s investments as of October 31, 2016 based on the inputs used to value them.
Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$ —	$ 5,339	$500	$ 5,839
Collateralized Mortgage Obligations	—	2,188	—	2,188
Corporate Bonds & Notes	—	6,901	—	6,901
Foreign Government Obligations	—	10,074	—	10,074
Mortgage Pass-Through	—	1,010	—	1,010
U.S. Government Obligations	—	115,324	—	115,324
Short-Term Investments
Certificates of Deposit	—	3,506	—	3,506
Repurchase Agreements	—	2,270	—	2,270
U.S. Government Agencies	—	600	—	600
Total Investments in Securities	$ —	$147,212	$500	$147,712
Financial Derivative Instruments - Assets
Forward Currency Contracts	$ —	$ 380	$ —	$ 380
Futures Contracts	258	—	—	258
Purchased Options	1	358	—	359
Swap Agreements	—	334	—	334
Total Financial Derivative Instruments - Assets	$ 259	$ 1,072	$ —	$ 1,331
Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$ —	$ (64)	$ —	$ (64)
Futures Contracts	(194)	—	—	(194)
Swap Agreements	—	(1,491)	—	(1,491)

Harbor Real Return Fund
Portfolio of Investments—Continued

FAIR VALUE MEASUREMENTS—Continued
Liability Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Written Options	$ (6)	$ (183)	$ —	$ (189)
Total Financial Derivative Instruments-Liabilities	$(200)	$ (1,738)	$ —	$ (1,938)
Total Investments	$ 59	$146,546	$500	$147,105
The following is a rollforward of the Fund’s Level 3 investments during the year ended October 31, 2016.
Valuation Description	Balance Beginning at 11/01/2015 (000s)	Purchases (000s)	Sales (000s)	Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 10/31/2016[w] (000s)
Asset-Backed Securities	$—	$500	$—	$—	$—	$—	$—	$—	$500
There were no transfers between Levels 1 and 2 during the year.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.
Valuation Descriptions	Ending Balance as of 10/31/2016 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Asset-Backed Securities
Whitehorse VI Ltd.
Series 2012 1A Cl. A1R 2.078%—02/03/2025[1,2]	$500	Market Approach	Base Price	$ 99.93
For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the remaining contractual maturities of transfers accounted for as secured borrowings, by type of security loaned, as of October 31, 2016.
	Overnight and Continuous (000s)	Up to 30 days (000s)	31-90 days (000s)	Greater Than 90 days (000s)	Total (000s)
Sale-Buyback Transactions
U.S. Government Obligations	$—	$(10,350)	$(25,224)	$—	$(35,574)

Harbor Real Return Fund
Portfolio of Investments—Continued

1	Floating rate security, the stated rate represents the rate in effect at October 31, 2016.
2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At October 31, 2016, the aggregate value of these securities was $4,734,000 or 4% of net assets.
3	Step coupon security, the stated rate represents the rate in effect at October 31, 2016.
4	Variable rate security, the stated rate represents the rate in effect at October 31, 2016.
5	MTN after the name of a security stands for Medium Term Note.
6	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
7	Zero coupon bond
8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.
9	At October 31, 2016, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options (see Note 2 of the accompanying Notes to Financial Statements). The securities pledged had an aggregate value of $822,000 or 1% of net assets.
†	Coupons represent yield to maturity.
b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
d	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
j	Amount represents Index Value.
w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) per investment type is below:
	Valuation Description	Unrealized Gain/(Loss) as of 10/31/2016 (000s)
	Asset-Backed Securities	$–
x	Fair Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms which is a Level 3 input.
£	British Pound
€	Euro
¥	Japanese Yen
MEX$	Mexican Peso
NZD$	New Zealand Dollar
The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund
Manager’s Commentary (Unaudited)

Subadviser
Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166
Portfolio Manager
Kenneth O’Donnell, CFA
Since 2003
FFTW has subadvised the Fund since 1987.
Investment Objective
Provide current income while maintaining liquidity and a stable share price of $1
Principal Style Characteristics
Very short-term high quality money market instruments
Kenneth O’Donnell

Management’s Discussion of
Fund Performance
Market Review
Global economic growth slowed in the twelve months ended October 31, 2016 with weakness in both emerging and advanced economies. The U.S. economy expanded at a pace below trend while Europe and Japan continued to be challenged by deflationary pressures and anemic growth. These trends of slowing global growth continued to confound central banks as they pursued innovative monetary policy strategies. We believe that the stimulus burden will shift from monetary to fiscal policy across advanced economies as the impact of non-traditional central bank policy measures wanes.
In late 2015, the Federal Reserve (Fed) commenced with the first tightening of monetary policy in almost a decade. Volatility increased as markets discounted the future path of interest rates. Despite elevated market expectations for normalization, the second rate hike was delayed in response to market turbulence related to ongoing global challenges. Current market expectations for the second increase in short term interest rates have shifted to December 2016. In any event, Fed Chair Janet Yellen continued to assert that monetary policy remains accommodative and that the pace of tightening would be gradual. This increasingly transparent Fed has served to suppress volatility in the front end of the yield curve.
Short term U.S. Treasury Note yields increased from very low base levels during the fiscal year as markets discounted the potential shift in Fed policy. In contrast to the front-end, intermediate yields trended lower flattening the slope of the yield curve. Money market yields climbed in December 2015 in response to Fed tightening while remaining anchored to monetary policy rates. The modest increase was welcomed by money market investors who have endured several years of near zero returns. We believe that money market yields are likely to increase steadily in the coming year as short-term markets begin to incorporate future expectations for the path of monetary policy.
Performance
Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2016, the Fund returned 0.30% (Institutional and Administrative Classes), compared to the return of 0.31% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The duration of the portfolio, a measure of its sensitivity to changes in interest rates, was maintained at approximately 40 days throughout the 12-month period.
Outlook & Strategy
Looking ahead, we expect monetary policy to remain accommodative in 2017 boosting aggregate demand. We expect that real, or inflation-adjusted, economic growth in the U.S. will average approximately 2.5% and that wage pressures will emerge throughout the year as incremental gains in the labor sector push the economy through estimates of full employment. We believe that business investment will recover and provide additional support for a sustainable trajectory of domestic growth.
The Fed’s policy stance will depend on the evolution of global financial conditions. The Fed will likely continue on the slow path to policy normalization with the target federal funds rate serving as the primary metric. We expect the next tightening to occur in late December followed by two additional steps in the following calendar year. We do not expect any changes in the tools used to manage short-term interest rates (i.e., interest paid on banking reserves, the overnight fixed-rate reserve purchase agreement program, or the reverse repo facility). In addition, we would not be surprised if the Fed announced a reduction in balance sheet reinvestment as the next logical step in the normalization process. We believe that the transparency of current Federal Open Market Committee will continue to provide us with ample time to adjust the Fund’s duration profile as short-term interest rates rise.

Harbor Money Market Fund
Manager’s Commentary—Continued

TOP ISSUERS (% of net assets)
Federal Home Loan Bank	77.5%
U.S. Treasury	33.5%
Federal Home Loan Mortgage Corp.	1.1%
Repurchase Agreement with State Street Corp.	0.1%

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
You could lose money by investing in Harbor Money Market Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund and you should not expect the sponsor to provide financial support to the Fund at any time. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015
Cusip	411511405
Ticker	HARXX
Inception Date	12/29/1987
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$136,986

ADMINISTRATIVE CLASS

Fund #	2215
Cusip	411511660
Ticker	HRMXX
Inception Date	11/01/2002
Net Expense Ratio	0.00% [a]
Total Net Assets (000s)	$2,267
Portfolio Statistics
	Portfolio	Benchmark
Yield to Maturity	0.22%	0.25%
Weighted Average Maturity	0.10 years	0.16 years
Weighted Average Duration	0.10 years	0.16 years
FUND PERFORMANCE
The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2006 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	10 Years
Harbor Money Market Fund
Institutional Class	0.30%	0.12%	0.94%	12/29/1987	$10,978
Administrative Class	0.30	0.12	0.88	11/01/2002	10,914
Comparative Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.31%	0.11%	0.88%	—	$10,916

Current 7-day subsidized[b] SEC yield for period ended 10/31/2016:	Institutional Class: 0.37%	Administrative Class: 0.37%
Current 7-day unsubsidized[c] SEC yield for period ended 10/31/2016:	Institutional Class: -0.07%	Administrative Class: -0.32%
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.  Current yield excludes gains and losses as defined by the Securities and Exchange Commission.  The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflects a contractual management fee waiver and an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017, as well as a voluntary fee waiver that may be discontinued at any time.
b	Reflects reimbursement or waivers currently in effect
c	Does not reflect reimbursements or waivers currently in effect

Harbor Money Market Fund
Portfolio of Investments—October 31, 2016

Value, Cost, and Principal Amounts in Thousands

Total Investments (% of net assets)
(Excludes net cash of -12.2%)
GOVERNMENT AGENCY DEBT—78.6%†
Principal Amount		Value
	Federal Home Loan Bank Discount Notes
$2,700	0.230%—11/23/2016	$ 2,700
14,500	0.253%—11/02/2016	14,500
7,403	0.258%—11/18/2016	7,402
23,700	0.260%—11/08/2016-12/21/2016	23,692
20,099	0.265%—11/30/2016-12/01/2016	20,094
6,800	0.270%—11/07/2016	6,800
8,000	0.280%—11/04/2016-12/28/2016	7,997
2,500	0.282%—12/09/2016	2,499
6,000	0.300%—12/13/2016	5,998
2,300	0.335%—11/14/2016-12/07/2016	2,299
1,900	0.340%—11/28/2016	1,900
12,000	0.345%—12/02/2016	11,996
		107,877
	Federal Home Loan Mortgage Corp. Discount Notes
1,500	0.270%—11/04/2016	1,500
TOTAL GOVERNMENT AGENCY DEBT
(Cost $109,377)		109,377

TREASURY DEBT—33.5%†
Principal Amount		Value
	U.S. Treasury Bills
$8,900	0.258%—01/19/2017	$ 8,894
10,000	0.286%—12/01/2016	9,998
6,000	0.292%—11/25/2016	5,999
9,800	0.296%—12/29/2016	9,795
12,000	0.308%—12/08/2016	11,996
TOTAL TREASURY DEBT
(Cost $46,682)		46,682

REPURCHASE AGREEMENTS—0.1%
(Cost $136)
136	Repurchase Agreement with State Street Corp. dated October 31, 2016 due November 01, 2016 at 0.000% collateralized by U.S. Treasury Bonds (value $144)	136
TOTAL INVESTMENTS—112.2%
(Cost $156,195)[1]		156,195
CASH AND OTHER ASSETS, LESS LIABILITIES—(12.2)%		(16,942)
TOTAL NET ASSETS—100.0%		$139,253

FAIR VALUE MEASUREMENTS
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2016 or 2015 and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	Coupons represent yield to maturity.
1	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the Financial Statements.

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Harbor Fixed Income Funds
Statements of Assets and Liabilities—October 31, 2016

(All amounts in thousands, except per share amounts)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$417,730	$1,869,687	$3,660,699	$145,112	$156,195
Investments, at value	$410,408	$1,849,840	$3,717,695	$145,442	$156,059
Repurchase agreements	14,915	52,989	5,320	2,270	136
Cash-restricted	—	—	493	1,093	—
Cash	—	—	252	39	—
Foreign currency, at value (cost: $0, $0, $2,646, $226 and $0)	—	—	2,610	227	—
Receivables for:
Investments sold	4,154	16,771	870,721	14,360	—
Foreign currency spot contracts	—	—	13	7	—
Capital shares sold	144	1,314	724	22	380
Interest	1,636	28,736	17,888	619	—
Unrealized appreciation on open forward currency contracts	—	—	11,934	380	—
Unrealized appreciation on OTC swap agreements	—	—	1,214	141	—
Variation margin on options and futures contracts	—	—	2,260	19	—
Variation margin on centrally cleared swap agreements	—	—	—	36	—
Purchased options, at value (premiums paid: $0, $0, $4,274, $543 and $0)	—	—	1,560	358	—
Options sold	—	—	106	26	—
Withholding tax	—	26	—	—	—
Prepaid registration fees	9	38	24	23	23
Other assets	11	1,174	376	8	36
Total Assets	431,277	1,950,888	4,633,190	165,070	156,634
LIABILITIES
Payables for:
Due to broker	—	—	5,542	26	—
Due to custodian	—	1,092	—	—	—
Investments purchased	4,397	34,833	1,779,512	16,579	—
Foreign currency spot contracts	—	—	14	—	—
Capital shares reacquired	242	2,129	7,155	77	17,314
Investments sold short, at value (proceeds: $0, $0, $50,428, $0 and $0)	—	—	50,438	—	—
Written options, at value (premiums received: $0, $0, $7,160, $426 and $0)	—	—	2,448	189	—
Swap premiums received	—	—	1,241	35	—
Unrealized depreciation on OTC swap agreements	—	—	85	1,037	—
Sale-buyback financing transactions	—	—	301,307	35,574	—
Variation margin on centrally cleared swap agreements	—	—	134	—	—
Unrealized depreciation on open forward currency contracts	—	—	6,967	64	—
Accrued expenses:
Management fees	236	916	952	45	24
12b-1 fees	1	20	8	—	1
Transfer agent fees	25	123	148	7	9
Trustees' fees and expenses	3	12	17	1	1
Other	56	247	520	54	32
Total Liabilities	4,960	39,372	2,156,488	53,688	17,381
NET ASSETS	$426,317	$1,911,516	$2,476,702	$111,382	$139,253
Net Assets Consist of:
Paid-in capital	$429,094	$1,975,817	$2,461,397	$140,823	$139,198
Accumulated undistributed net investment income/(loss)	(1,178)	11,084	16,767	(522)	55
Accumulated net realized gain/(loss)	(9,192)	(108,527)	(18,695)	(30,792)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,593	33,142	62,239	2,609	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	(45,006)	(736)	—
	$426,317	$1,911,516	$2,476,702	$111,382	$139,253
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$421,671	$1,817,902	$2,438,815	$108,890	$136,986
Shares of beneficial interest[1]	40,028	181,912	205,330	11,483	136,966
Net asset value per share[2]	$ 10.53	$ 9.99	$ 11.88	$ 9.48	$ 1.00
Administrative Class
Net assets	$ 392	$ 4,631	$ 37,887	$ 2,492	$ 2,267
Shares of beneficial interest[1]	37	463	3,187	263	2,266
Net asset value per share[2]	$ 10.53	$ 10.01	$ 11.89	$ 9.46	$ 1.00
Investor Class
Net assets	$ 2,039	$ 87,155	N/A	N/A	N/A
Shares of beneficial interest[1]	194	8,706	N/A	N/A	N/A
Net asset value per share[2]	$ 10.52	$ 10.01	N/A	N/A	N/A
Retirement Class
Net assets	$ 2,215	$ 1,828	N/A	N/A	N/A
Shares of beneficial interest[1]	210	183	N/A	N/A	N/A
Net asset value per share[2]	$ 10.53	$ 10.00	N/A	N/A	N/A
The accompanying notes are an integral part of the Financial Statements.

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

Harbor Fixed Income Funds
Statements of Operations—Year Ended October 31, 2016

(All amounts in thousands)
	Harbor Convertible Securities Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$ 6,927	$105,534	$100,001	$ 2,792	$ 443
Dividends	—	—	142	—	—
Consent fee income	—	326	70	—	—
Total Investment Income	6,927	105,860	100,213	2,792	443
Operating Expenses
Management fees	2,356	10,426	13,048	568	323
12b-1 fees:
Administrative Class	1	11	112	7	4
Investor Class	5	220	N/A	N/A	N/A
Shareholder communications	34	231	160	12	4
Custodian fees	27	71	386	92	23
Transfer agent fees:
Institutional Class	270	1,246	2,000	87	120
Administrative Class	—	3	33	2	1
Investor Class	4	171	N/A	N/A	N/A
Retirement Class	—	—	N/A	N/A	N/A
Professional fees	11	40	73	3	55
Trustees' fees and expenses	10	47	74	3	4
Registration fees	61	73	54	36	37
Miscellaneous	12	24	34	7	8
Expenses before interest expense	2,791	12,563	15,974	817	579
Interest expense	—	—	526	218	—
Total expenses	2,791	12,563	16,500	1,035	579
Management fees waived	—	(695)	(859)	—	(323)
Transfer agent fees waived	(16)	(78)	(110)	(5)	(7)
Other expenses reimbursed	—	—	(1,029)	(156)	(249)
Custodial expense reductions	—	(1)	—	—	—
Net expenses	2,775	11,789	14,502	874	—
Net Investment Income/(Loss)	4,152	94,071	85,711	1,918	443
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(9,260)	(85,774)	45,669	(2,066)	—
Foreign currency transactions	—	—	18,645	(63)	—
Investments sold short	—	—	(48)	(8)	—
Swap agreements	—	—	(55,942)	(3,989)	—
Futures contracts	—	—	4,607	(219)	—
Purchased options	—	—	(2,905)	(300)	—
Written options	—	—	14,376	292	—
Change in net unrealized appreciation/(depreciation) on:
Investments	13,769	104,959	39,653	7,887	—
Forwards currency contracts	—	—	(21,536)	571	—
Investments sold short	—	—	72	1	—
Swap agreements	—	—	(4,799)	1,855	—
Futures contracts	—	—	385	122	—
Purchased options	—	—	(723)	(73)	—
Written options	—	—	(847)	106	—
Translations of assets and liabilities in foreign currencies	—	—	40	8	—
Net gain/(loss) on investment transactions	4,509	19,185	36,647	4,124	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 8,661	$113,256	$122,358	$ 6,042	$ 443
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 4,152	$ 5,040	$ 94,071	$ 93,240
Net realized gain/(loss) on investments	(9,260)	11,779	(85,774)	(22,694)
Change in net unrealized appreciation/(depreciation) of investments	13,769	(15,082)	104,959	(94,318)
Net increase/(decrease) in assets resulting from operations	8,661	1,737	113,256	(23,772)
Distributions to Shareholders
Net investment income:
Institutional Class	(7,671)	(7,258)	(87,833)	(83,602)
Administrative Class	(7)	(6)	(223)	(220)
Investor Class	(32)	(32)	(4,226)	(4,769)
Retirement Class	(9)	—	(42)	—
Net realized gain on investments:
Institutional Class	(6,871)	(13,266)	—	(34,090)
Administrative Class	(7)	(11)	—	(97)
Investor Class	(34)	(73)	—	(2,027)
Retirement Class	—	—	—	—
Total distributions to shareholders	(14,631)	(20,646)	(92,324)	(124,805)
Net Increase/(Decrease) Derived from Capital Share Transactions	56,629	38,950	328,505	(102,099)
Net increase/(decrease) in net assets	50,659	20,041	349,437	(250,676)
Net Assets
Beginning of period	375,658	355,617	1,562,079	1,812,755
End of period*	$426,317	$375,658	$1,911,516	$1,562,079
* Includes accumulated undistributed net investment income/(loss) of:	$ (1,178)	$ 2,966	$ 11,084	$ 9,308
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ 85,711	$ 101,884	$ 1,918	$ 1,621	$ 443	$ 133
24,402	118,269	(6,353)	2,075	—	—
12,245	(165,028)	10,477	(8,818)	—	—
122,358	55,125	6,042	(5,122)	443	133

(111,734)	(121,602)	(2,275)	(11,224)	(476)	(132)
(1,912)	(2,435)	(55)	(233)	(5)	(1)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

(22,480)	(33,879)	—	—	—	—
(439)	(855)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(136,565)	(158,771)	(2,330)	(11,457)	(481)	(133)
(441,670)	(1,192,255)	(25,971)	(23,230)	(39,217)	18,530
(455,877)	(1,295,901)	(22,259)	(39,809)	(39,255)	18,530

2,932,579	4,228,480	133,641	173,450	178,508	159,978
$2,476,702	$ 2,932,579	$111,382	$133,641	$139,253	$178,508
$ 16,767	$ 28,644	$ (522)	$ 1,737	$ 55	$35

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 177,327	$117,449	$ 901,011	$ 531,892
Net proceeds from redemption fees	2	1	27	15
Reinvested distributions	3,868	4,580	46,534	72,989
Cost of shares reacquired	(126,893)	(83,192)	(611,877)	(711,825)
Net increase/(decrease) in net assets	$ 54,304	$ 38,838	$ 335,695	$(106,929)
Administrative Class
Net proceeds from sale of shares	$ 6	$ 70	$ 628	$ 616
Reinvested distributions	14	17	223	303
Cost of shares reacquired	—	—	(542)	(999)
Net increase/(decrease) in net assets	$ 20	$ 87	$ 309	$ (80)
Investor Class
Net proceeds from sale of shares	$ 693	$ 477	$ 42,066	$ 36,712
Net proceeds from redemption fees	—	—	2	1
Reinvested distributions	66	93	4,191	6,652
Cost of shares reacquired	(586)	(545)	(55,542)	(38,455)
Net increase/(decrease) in net assets	$ 173	$ 25	$ (9,283)	$ 4,910
Retirement Class
Net proceeds from sale of shares	$ 2,206	$ —	$ 1,826	$ —
Reinvested distributions	9	—	42	—
Cost of shares reacquired	(83)	—	(84)	—
Net increase/(decrease) in net assets	$ 2,132	$ —	$ 1,784	$ —
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

$ 301,167	$ 490,127	$ 11,200	$ 20,043	$ 579,783	$ 651,583
—	—	—	—	—	—
129,049	149,022	2,204	10,727	474	131
(852,459)	(1,788,670)	(38,609)	(54,064)	(620,014)	(632,734)
$(422,243)	$(1,149,521)	$(25,205)	$(23,294)	$ (39,757)	$ 18,980

$ 6,631	$ 12,317	$ 419	$ 2,145	$ 2,643	$ 1,481
2,345	3,277	55	233	5	1
(28,403)	(58,328)	(1,240)	(2,314)	(2,108)	(1,932)
$ (19,427)	$ (42,734)	$ (766)	$ 64	$ 540	$ (450)

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statements of Changes in Net Assets—Capital Stock Activity—Continued

(All amounts in thousands)
	Harbor Convertible Securities Fund		Harbor High-Yield Bond Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
SHARES
Institutional Class
Shares sold	17,034	10,829	94,211	51,294
Shares issued due to reinvestment of distributions	383	435	4,844	7,168
Shares reacquired	(12,521)	(7,696)	(63,167)	(69,768)
Net increase/(decrease) in shares outstanding	4,896	3,568	35,888	(11,306)
Beginning of period	35,132	31,564	146,024	157,330
End of period	40,028	35,132	181,912	146,024
Administrative Class
Shares sold	1	6	65	59
Shares issued due to reinvestment of distributions	1	2	23	30
Shares reacquired	—	—	(56)	(97)
Net increase/(decrease) in shares outstanding	2	8	32	(8)
Beginning of period	35	27	431	439
End of period	37	35	463	431
Investor Class
Shares sold	68	43	4,293	3,550
Shares issued due to reinvestment of distributions	7	9	437	652
Shares reacquired	(56)	(51)	(5,704)	(3,742)
Net increase/(decrease) in shares outstanding	19	1	(974)	460
Beginning of period	175	174	9,680	9,220
End of period	194	175	8,706	9,680
Retirement Class
Shares sold	217	—	187	—
Shares issued due to reinvestment of distributions	1	—	4	—
Shares reacquired	(8)	—	(8)	—
Net increase/(decrease) in shares outstanding	210	—	183	—
Beginning of period	—	—	—	—
End of period	210	—	183	—
The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015

25,652	40,543	1,205	2,113	579,725	651,583
11,133	12,437	249	1,153	474	131
(72,530)	(147,939)	(4,225)	(5,711)	(620,014)	(632,734)
(35,745)	(94,959)	(2,771)	(2,445)	(39,815)	18,980
241,075	336,034	14,254	16,699	176,781	157,801
205,330	241,075	11,483	14,254	136,966	176,781

563	1,011	45	227	2,642	1,481
203	273	6	25	5	1
(2,429)	(4,786)	(135)	(247)	(2,108)	(1,932)
(1,663)	(3,502)	(84)	5	539	(450)
4,850	8,352	347	342	1,727	2,177
3,187	4,850	263	347	2,266	1,727

N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A

Harbor Fixed Income Funds
Statement of Cash Flows— Year Ended October 31, 2016

(All amounts in thousands)
Harbor Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$ 6,042
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(928,620)
Proceeds from sales of long-term securities	974,867
Proceeds from short-term portfolio investments, net	(4,149)
Increase in receivable for investments sold	(11,565)
Increase in foreign spot contracts receivable	(7)
Decrease in interest receivable	266
Decrease in variation margin on options and futures contracts	28
Decrease in variation margin on swap agreements	62
Decrease in options sold	19
Increase in prepaid registration fees	(3)
Increase in other assets	(2)
Increase in payable for investments purchased	14,536
Decrease in interest on investments sold short	(4)
Decrease in investments sold short	(691)
Increase in premiums from written options not settled through variation margin	42
Increase in swap premiums received	10
Decrease in management fees payable	(10)
Decrease in transfer agent fees payable	(1)
Decrease in12b-1 fees payable	(1)
Increase in other liabilities	16
Net change in unrealized appreciation/(depreciation) on investments	(7,886)
Net change in unrealized appreciation/(depreciation) on forwards	(571)
Net change in unrealized appreciation/(depreciation) on OTC swaps	(1,173)
Net change in unrealized appreciation/(depreciation) on purchased options not settled through variation margin	60
Net change in unrealized appreciation/(depreciation) on written options not settled through variation margin	(102)
Net realized loss on investments	2,074
Net realized loss on purchased options	300
Net amortization and earned inflation component	780
Net cash provided by operating activities	44,317
Cash flows used for financing activities:
Proceeds from shares sold	11,826
Payment on shares redeemed	(40,004)
Cash dividends paid	(71)
Decrease in sale-buyback financing transactions	(16,247)
Increase in due to broker and cash restricted	40
Net cash used for financing activities	(44,456)
Net decrease in cash and foreign currency	(139)
Cash and foreign currency
Beginning of period	$ 405
End of period	266
Reinvestment of dividends	$ 2,259
Supplemental disclosure of cash flow information:
Interest paid during the year	$ 218
The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.63	$ 11.20	$ 10.95	$ 10.01	$ 9.49
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [e]	0.15 [e]	0.19	0.20	0.24
Net realized and unrealized gains/(losses) on investments	0.19	(0.08)	0.38	0.96	0.52
Total from investment operations	0.31	0.07	0.57	1.16	0.76
Less Distributions
Dividends from net investment income	(0.22)	(0.22)	(0.21)	(0.22)	(0.24)
Distributions from net realized capital gains[1]	(0.19)	(0.42)	(0.11)	—	—
Total distributions	(0.41)	(0.64)	(0.32)	(0.22)	(0.24)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.53	10.63	11.20	10.95	10.01
Net assets end of period (000s)	$421,671	$373,421	$353,370	$267,251	$113,898
Ratios and Supplemental Data (%)
Total return[b]	3.12%	0.72%	5.23%	11.80%	8.18%
Ratio of total expenses to average net assets[2]	0.77	0.75	0.74	0.79	0.84
Ratio of net expenses to average net assets[a]	0.76	0.75	0.74	0.79	0.83
Ratio of net investment income to average net assets[a]	1.15	1.37	1.58	1.82	2.48
Portfolio turnover	102	81	54	45	40

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.61	$ 11.18	$ 10.94	$ 10.00	$ 9.48
Income from Investment Operations
Net investment income/(loss)[a]	0.08 [e]	0.11 [e]	0.11	0.16	0.20
Net realized and unrealized gains/(losses) on investments	0.20	(0.08)	0.40	0.97	0.53
Total from investment operations	0.28	0.03	0.51	1.13	0.73
Less Distributions
Dividends from net investment income	(0.18)	(0.18)	(0.16)	(0.19)	(0.21)
Distributions from net realized capital gains[1]	(0.19)	(0.42)	(0.11)	—	—
Total distributions	(0.37)	(0.60)	(0.27)	(0.19)	(0.21)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.52	10.61	11.18	10.94	10.00
Net assets end of period (000s)	$ 2,039	$ 1,861	$ 1,941	$ 2,452	$ 2,015
Ratios and Supplemental Data (%)
Total return[b]	2.85%	0.35%	4.76%	11.41%	7.83%
Ratio of total expenses to average net assets[2]	1.14	1.12	1.11	1.16	1.21
Ratio of net expenses to average net assets[a]	1.13	1.12	1.11	1.16	1.20
Ratio of net investment income to average net assets[a]	0.77	1.00	1.24	1.49	2.07
Portfolio turnover	102	81	54	45	40
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2016	2015	2014	2013	2012
$10.62	$11.19	$10.94	$10.00	$ 9.48

0.09 [e]	0.12 [e]	0.13	0.16	0.22
0.20	(0.08)	0.41	0.98	0.52
0.29	0.04	0.54	1.14	0.74

(0.19)	(0.19)	(0.18)	(0.20)	(0.22)
(0.19)	(0.42)	(0.11)	—	—
(0.38)	(0.61)	(0.29)	(0.20)	(0.22)
—*	—*	—*	—*	—*
10.53	10.62	11.19	10.94	10.00
$ 392	$ 376	$ 306	$ 427	$ 310

2.96%	0.47%	4.97%	11.55%	7.93%
1.02	1.00	0.99	1.04	1.09
1.01	1.00	0.99	1.04	1.08
0.90	1.11	1.35	1.61	2.24
102	81	54	45	40

Retirement Class
2016 [f]
$ 9.78

0.08 [e]
0.75
0.83

(0.08)
—
(0.08)
—
10.53
$2,215

8.51% [c]
0.73 [d]
0.71 [d]
1.13 [d]
102

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.00	$ 10.85	$ 11.19	$ 11.15	$ 10.86
Income from Investment Operations
Net investment income/(loss)[a]	0.53 [e]	0.57 [e]	0.60	0.64	0.65
Net realized and unrealized gains/(losses) on investments	(0.02)	(0.66)	(0.05)	0.06	0.40
Total from investment operations	0.51	(0.09)	0.55	0.70	1.05
Less Distributions
Dividends from net investment income	(0.52)	(0.54)	(0.62)	(0.64)	(0.64)
Distributions from net realized capital gains[1]	—	(0.22)	(0.27)	(0.02)	(0.12)
Total distributions	(0.52)	(0.76)	(0.89)	(0.66)	(0.76)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	9.99	10.00	10.85	11.19	11.15
Net assets end of period (000s)	$1,817,902	$1,460,808	$1,707,788	$1,880,044	$2,172,751
Ratios and Supplemental Data (%)
Total return[b]	5.46%	(0.79)%	5.10%	6.55%	10.18%
Ratio of total expenses to average net assets[2]	0.70	0.69	0.68	0.68	0.68
Ratio of net expenses to average net assets[a]	0.66	0.65	0.64	0.64	0.64
Ratio of net investment income to average net assets[a]	5.43	5.51	5.43	5.56	6.06
Portfolio turnover	58	49	48	57	32

	Investor Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.02	$ 10.87	$ 11.21	$ 11.16	$ 10.87
Income from Investment Operations
Net investment income/(loss)[a]	0.49 [e]	0.53 [e]	0.59	0.66	0.61
Net realized and unrealized gains/(losses) on investments	(0.02)	(0.66)	(0.08)	0.01	0.40
Total from investment operations	0.47	(0.13)	0.51	0.67	1.01
Less Distributions
Dividends from net investment income	(0.48)	(0.50)	(0.58)	(0.60)	(0.60)
Distributions from net realized capital gains[1]	—	(0.22)	(0.27)	(0.02)	(0.12)
Total distributions	(0.48)	(0.72)	(0.85)	(0.62)	(0.72)
Proceeds from redemption fees	—*	—*	—*	—*	—*
Net asset value end of period	10.01	10.02	10.87	11.21	11.16
Net assets end of period (000s)	$ 87,155	$ 96,957	$ 100,194	$ 114,564	$ 154,604
Ratios and Supplemental Data (%)
Total return[b]	5.02%	(1.15)%	4.70%	6.22%	9.77%
Ratio of total expenses to average net assets[2]	1.07	1.06	1.05	1.05	1.05
Ratio of net expenses to average net assets[a]	1.03	1.02	1.01	1.01	1.01
Ratio of net investment income to average net assets[a]	5.09	5.14	5.06	5.19	5.71
Portfolio turnover	58	49	48	57	32
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2016	2015	2014	2013	2012
$10.02	$10.87	$11.21	$11.16	$10.87

0.51 [e]	0.55 [e]	0.60	0.70	0.62
(0.02)	(0.67)	(0.08)	(0.02)	0.40
0.49	(0.12)	0.52	0.68	1.02

(0.50)	(0.51)	(0.59)	(0.61)	(0.61)
—	(0.22)	(0.27)	(0.02)	(0.12)
(0.50)	(0.73)	(0.86)	(0.63)	(0.73)
—*	—*	—*	—*	—*
10.01	10.02	10.87	11.21	11.16
$4,631	$4,314	$4,773	$5,519	$9,571

5.18%	(1.03)%	4.82%	6.33%	9.90%
0.95	0.94	0.93	0.93	0.93
0.91	0.90	0.89	0.89	0.89
5.20	5.26	5.18	5.32	5.81
58	49	48	57	32

Retirement Class
2016 [f]
$ 9.40

0.36 [e]
0.61
0.97

(0.37)
—
(0.37)
—*
10.00
$1,828

10.49% [c]
0.66 [d]
0.61 [d]
5.38 [d]
58

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR BOND FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 11.92	$ 12.28	$ 12.22	$ 13.03	$ 12.20
Income from Investment Operations
Net investment income/(loss)[a]	0.37 [e]	0.34 [e]	0.25	0.30	0.36
Net realized and unrealized gains/(losses) on investments	0.16	(0.18)	0.16	(0.30)	0.76
Total from investment operations	0.53	0.16	0.41	—*	1.12
Less Distributions
Dividends from net investment income	(0.48)	(0.41)	(0.35)	(0.30)	(0.27)
Distributions from net realized capital gains[1]	(0.09)	(0.11)	—	(0.51)	(0.02)
Total distributions	(0.57)	(0.52)	(0.35)	(0.81)	(0.29)
Proceeds from redemption fees	—	—	—	—	—*
Net asset value end of period	11.88	11.92	12.28	12.22	13.03
Net assets end of period (000s)	$2,438,815	$2,874,705	$4,125,889	$6,626,361	$7,748,277
Ratios and Supplemental Data (%)
Total return[b]	4.70%	1.32%	3.40%	(0.05)%	9.34%
Ratio of total expenses to average net assets[2]	0.60	0.58	0.56	0.56	0.57
Ratio of net expenses to average net assets[a]	0.53	0.52	0.54	0.53	0.54
Ratio of net expenses excluding interest expense to average net assets[a]	0.51	0.52	0.54	0.53	0.54
Ratio of net investment income to average net assets[a]	3.16	2.80	1.90	2.36	2.88
Portfolio turnover	592	586	439	446	473

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.15	$ 10.18	$ 10.41	$ 11.54	$ 11.38
Income from Investment Operations
Net investment income/(loss)[a]	0.15 [e]	0.10 [e]	0.40	0.10	0.14
Net realized and unrealized gains/(losses) on investments	0.35	(0.43)	(0.20)	(0.84)	0.84
Total from investment operations	0.50	(0.33)	0.20	(0.74)	0.98
Less Distributions
Dividends from net investment income	(0.17)	(0.70)	(0.03)	(0.18)	(0.26)
Distributions from net realized capital gains[1]	—	—	(0.40)	(0.21)	(0.56)
Total distributions	(0.17)	(0.70)	(0.43)	(0.39)	(0.82)
Net asset value end of period	9.48	9.15	10.18	10.41	11.54
Net assets end of period (000s)	$ 108,890	$ 130,467	$ 169,969	$ 404,689	$ 507,576
Ratios and Supplemental Data (%)
Total return[b]	5.55%	(3.32)%	2.07%	(6.67)%	9.19%
Ratio of total expenses to average net assets[2]	0.87	0.77	0.63	0.61	0.62
Ratio of net expenses to average net assets[a]	0.73	0.68	0.62	0.61	0.62
Ratio of net expenses excluding interest expense to average net assets[a]	0.55	0.58	0.60	0.59	0.59
Ratio of net investment income to average net assets[a]	1.63	1.06	1.91	0.92	1.43
Portfolio turnover	611	531	427	285	287
See page 78 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2016	2015	2014	2013	2012
$ 11.93	$ 12.28	$ 12.23	$ 13.03	$ 12.20

0.34 [e]	0.30 [e]	0.22	0.27	0.34
0.16	(0.16)	0.15	(0.29)	0.75
0.50	0.14	0.37	(0.02)	1.09

(0.45)	(0.38)	(0.32)	(0.27)	(0.24)
(0.09)	(0.11)	—	(0.51)	(0.02)
(0.54)	(0.49)	(0.32)	(0.78)	(0.26)
—	—	—	—	—*
11.89	11.93	12.28	12.23	13.03
$37,887	$57,874	$102,591	$138,575	$165,468

4.42%	1.13%	3.05%	(0.23)%	9.06%
0.85	0.83	0.81	0.81	0.82
0.78	0.77	0.79	0.78	0.79
0.76	0.77	0.79	0.78	0.79
2.89	2.47	1.66	2.11	2.64
592	586	439	446	473

Administrative Class
2016	2015	2014	2013	2012
$ 9.15	$ 10.17	$ 10.41	$ 11.55	$ 11.40

0.13 [e]	0.08 [e]	0.21	0.06	0.10
0.34	(0.42)	(0.03)	(0.84)	0.85
0.47	(0.34)	0.18	(0.78)	0.95

(0.16)	(0.68)	(0.02)	(0.15)	(0.24)
—	—	(0.40)	(0.21)	(0.56)
(0.16)	(0.68)	(0.42)	(0.36)	(0.80)
9.46	9.15	10.17	10.41	11.55
$ 2,492	$ 3,174	$ 3,481	$ 3,542	$ 4,968

5.26%	(3.47)%	1.81%	(6.94)%	8.88%
1.12	1.02	0.88	0.86	0.87
0.98	0.93	0.87	0.86	0.87
0.80	0.83	0.85	0.84	0.84
1.38	0.90	2.08	0.69	1.18
611	531	427	285	287

Harbor Fixed Income Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income/(loss)[a]	—* ,e	—* ,e	—*	—*	—*
Net realized and unrealized gains/(losses) on investments	—	—	—	—	—
Total from investment operations	—*	—*	—*	—*	—*
Less Distributions
Dividends from net investment income	—*	—*	—*	—*	—*
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	—*	—*	—*	—*	—*
Net asset value end of period	1.00	1.00	1.00	1.00	1.00
Net assets end of period (000s)	$136,986	$176,781	$157,801	$137,042	$133,308
Ratios and Supplemental Data (%)
Total return[b]	0.30%	0.08%	0.06%	0.09%	0.08%
Ratio of total expenses to average net assets[2]	0.36	0.32	0.30	0.31	0.33
Ratio of net expenses to average net assets[a]	—	—	—	—	—
Ratio of net investment income to average net assets[a]	0.27	0.08	0.06	0.09	0.08

*	Less than $0.01.
1	Includes both short-term and long-term capital gains.
2	Percentage does not reflect reduction for credit balance arrangements (see Note 2 of the accompanying Notes to Financial Statements).
a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Unannualized.
d	Annualized.
e	Amounts are allocated based upon average shares outstanding during the period.
f	For the period March 1, 2016 (inception) through October 31, 2016.
The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2016	2015	2014	2013	2012
$ 1.00	$ 1.00	$ 1.00	$1.00	$1.00

—* ,e	—* ,e	—*	—*	—*
—	—	—	—	—
—*	—*	—*	—*	—*

—*	—*	—*	—*	—*
—	—	—	—	—
—*	—*	—*	—*	—*
1.00	1.00	1.00	1.00	1.00
$2,267	$1,727	$2,177	$ 376	$ 331

0.30%	0.08%	0.06%	0.09%	0.08%
0.61	0.57	0.55	0.56	0.58
—	—	—	—	—
0.28	0.07	0.06	0.09	0.08

Harbor Fixed Income Funds
Notes to Financial Statements—October 31, 2016

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds," respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.
The Funds may offer up to four classes of shares, designated as Institutional Class, Administrative Class, Investor Class, and Retirement Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts, including rights and warrants and centrally cleared swap agreements) that are traded or cleared on a national securities exchange or system (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded or cleared as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. Securities of open-end registered investment companies that are held by a Fund are valued at net asset value. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.
Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. An evaluated price represents an assessment by the pricing vendor using various market inputs of what the pricing vendor believes is the fair value of a security at a particular point in time. The pricing vendor determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing vendor believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing vendor may also include information about cash flows, prepayment rates, default rates, delinquency and loss assumption, collateral characteristics, credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing vendor’s evaluation process, which means that the evaluated price supplied by the pricing vendor will frequently differ from that transaction price. Securities held by Harbor Money Market Fund are valued at amortized cost, which the Adviser has determined, pursuant to the Board of Trustees’ authorization, approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity.
Short-term securities with a remaining maturity of less than 60 days at the time of acquisition that are held by a Fund are valued at amortized cost to the extent amortized cost represents fair value. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.
Over-the-counter (“OTC”) financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing vendor selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing vendor, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing vendor or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.
When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.
When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 of the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.
If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.
A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Fund may apply a fair value factor supplied by the pricing vendor to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor in its calculation of net asset value. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 of the fair value hierarchy.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
Loan Participations and Assignments
Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the year, Harbor High-Yield Bond Fund and Harbor Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from the agent, it acquires direct rights against the borrower on the loan.
Harbor High-Yield Bond Fund entered into unfunded loan commitments during the year, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Harbor High-Yield Bond Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of an unfunded loan commitment. In certain circumstances, a Fund that has entered into an unfunded loan commitment may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.
As of October 31, 2016, Harbor High-Yield Bond Fund had no unfunded loan commitments outstanding.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage- backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the year, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
During the year, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the U.S. Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Forward Commitments and When-Issued Securities
During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.
Repurchase Agreements
In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the year, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), a Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. A Fund seeks to further mitigate its counterparty risk by entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default, including bankruptcy, the Fund may terminate any repurchase agreements with that counterparty, determine the net amount owned, and sell or retain the collateral up to the net amount owed to the Fund. A counterparty’s default may cause the Fund to suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the terms of the master repurchase agreement.
Sale-Buybacks
A “sale-buyback” financing transaction consists of a sale of a portfolio security by a Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations.  Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. To cover its obligations under sale-buyback transactions, a Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Fund’s custodian, or set aside or restrict assets in the subadviser’s records or systems relating to the Fund, in an amount not less than the repurchase price, including accrued interest, of the underlying security. Sale-buyback transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the sale-buyback transaction are invested in securities, that the fair value of the securities purchased may decline below the repurchase price of the securities sold. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.
The average amount of borrowings outstanding during the year ended October 31, 2016 was $94,095,000 at a weighted average interest rate of 0.557% for the Harbor Bond Fund and $37,424,000 at a weighted average interest rate of 0.580% for the Harbor Real Return Fund.
A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged can be found within each Fund’s Portfolio of Investments schedule.
Short Sales
During the year, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which such Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, subject to pre-arranged exposure levels, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.
Futures Contracts
A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.
Options
An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the year, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.
When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.
When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.
The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.
Options on exchange-traded futures contracts are an option contract in which the underlying instrument is a single futures contract. A Fund may write or purchase options on exchange-traded futures contracts in which a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Swap Agreements
A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.
Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
the swap, it is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statements of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement between the Fund and the counterparty, and the posting of collateral by the counterparty.
Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the year, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on the value of bond holdings, the amount of interest income earned and the value of the interest rate swaps held.
Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the year, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; the Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.
The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events may include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at October 31, 2016 for Harbor Bond Fund and Harbor Real Return Fund was $58,976,000 and $1,500,000, respectively.
Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the year, Harbor Bond Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities. When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Forward Currency Contracts
A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the year, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.
The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the year, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.
Foreign Currency Spot Contracts
A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the year, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.
The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
Foreign Currency Translations
Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transactions. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at year end.
Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.
Investment Income
Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are recognized as a component of interest income. Consent fees relating to corporate actions from investments held are recorded as income upon receipt.
Securities Transactions
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Proceeds from Litigation
Each Fund may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each Fund.
Custodian
Each Fund has credit balance arrangements with the Funds' custodian whereby positive balances in demand deposit accounts used by the transfer and shareholder servicing agent for clearing shareholder transactions in the Funds generate credits that are applied against gross custody expenses. Such custodial expense reductions, if any, are reflected on the respective Fund’s accompanying Statement of Operations.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
Each Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2013–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where each Fund operates, and has concluded that no provision for income tax is required in the Funds' financial statements. Each Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Statement of Cash Flows
U.S. GAAP requires entities providing financial statements that report both a statement of assets and liabilities and a statement of operations to also provide a statement of cash flows for each period for which results of operations are provided. Investment Companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the year. During the year ended October 31, 2016, Harbor Bond Fund and Harbor Real Return Fund entered into repurchase agreements, which are categorized as sale-buyback financing transactions

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
under the Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the year for Harbor Real Return Fund requires the Fund to present a Statement of Cash Flows.
New Accounting Pronouncements
The Funds have adopted Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (“ASU 2014-11”) which requires expanded disclosures related to financial assets pledged in secured financing transactions, such as sale-buyback transactions, and the related contractual maturity terms of these secured transactions. A table that includes the remaining maturity period for outstanding sale-buyback transactions and the type of investment collateral pledged, if any, can be found within each Fund’s Portfolio of Investments schedule. The adoption of ASU 2014-11 had no impact on the Funds' net assets or results of operations.
In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds' current financial statement presentation.
Money Market Fund Reform
Effective on March 1, 2016, the Harbor Money Market Fund began to operate as a “government money market fund,” as defined in Rule 2a-7 under the 1940 Act, pursuant to amendments to Rule 2a-7 that were adopted by the Securities and Exchange Commission.  As a “government money market fund” under Rule 2a-7, the Harbor Money Market Fund is (1) permitted to use the amortized cost method of valuation to continue to seek to maintain a $1.00 share price and (2) not subject to a liquidity fee and/or a redemption gate on fund redemptions. The Board of Trustees has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders were provided with specific advance notice of a change in this policy.  In connection with operating as a “government money market fund,” the Harbor Money Market Fund will invest 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities).
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2016 are as follows:
	Purchases (000s)		Sales (000s)
	U.S. Government	Other	U.S. Government	Other
Harbor Covertible Securities Fund	$ —	$ 401,630	$ —	$365,361
Harbor High-Yield Bond Fund	—	1,298,499	—	967,961
Harbor Bond Fund	20,729,565	554,044	20,969,943	589,146
Harbor Real Return Fund	905,142	23,478	936,173	38,694

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
Written Options
Transactions in written options for the year ended October 31, 2016 are summarized as follows:
HARBOR BOND FUND
	Currency Options		Eurodollar Futures*		Swap Options
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	299,700,000	$ 3,297	—	$ —	1,272,300,000	$ 6,899
Options opened	1,278,300,000	9,520	6,723	2,342	663,700,000	2,676
Options closed	(273,800,000)	(1,869)	—	—	(33,700,000)	(86)
Options exercised	(270,600,000)	(1,990)	(6,723)	(2,342)	(4,100,000)	(38)
Options expired	(866,700,000)	(6,980)	—	—	(1,414,200,000)	(4,433)
Open at 10/31/2016	166,900,000	$ 1,978	—	$ —	484,000,000	$ 5,018

	U.S. Government Obligation Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	14,000,000	$ 31	468	$ 217
Options opened	32,000,000	67	12,243	3,657
Options closed	—	—	(849)	(375)
Options exercised	—	(1)	(3,812)	(1,220)
Options expired	(14,000,000)	(30)	(7,703)	(2,182)
Open at 10/31/2016	32,000,000	$ 67	347	$ 97

*	Options in this category require periodic settlement of variation margin.
HARBOR REAL RETURN FUND
	British Pound Futures*		Currency Options		Eurodollar Futures*
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	105	$ 3	2,780,000	$ 39	—	$ —
Options opened	142	6	11,125,000	85	20	11
Options closed	—	—	(2,000,000)	(17)	—	—
Options exercised	(78)	(5)	(2,360,000)	(20)	(20)	(11)
Options expired	—	—	(7,010,000)	(64)	—	—
Open at 10/31/2016	169	$ 4	2,535,000	$ 23	—	$ —

	Swap Options		U.S. Treasury Futures
	No. of Contracts/ Notional	Premiums Received (000s)	No. of Contracts/ Notional	Premiums Received (000s)
Options outstanding at beginning of year	36,200,000	$ 345	—	$ —
Options opened	89,000,000	466	162	52
Options closed	(29,650,000)	(238)	(69)	(22)
Options exercised	(34,400,000)	(103)	(49)	(17)
Options expired	(32,000,000)	(71)	(30)	(9)
Open at 10/31/2016	29,150,000	$ 399	14	$ 4

*	Options in this category require periodic settlement of variation margin.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.
Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for management fees based on an annual percentage rate of average daily net assets as follows:
	Contractual Rate	Actual Rate
Harbor Convertible Securities Fund	0.65%	0.65%
Harbor High-Yield Bond Fund	0.60 [a]	0.56%
Harbor Bond Fund	0.48 [b]	0.45%
Harbor Real Return Fund	0.48	0.48%
Harbor Money Market Fund	0.20 [c]	0.18%

a	The Adviser contractually agreed to reduce the management fee to 0.56%.
b	The Adviser contractually agreed to reduce the management fee to 0.43% on assets between $1 billion and $3 billion and to 0.405% on assets greater than $3 billion through February 28, 2018.
c	The Adviser contractually agreed to reduce the management fee to 0.18% through February 28, 2017.
Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/ or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations. During the year, the following expense limitation agreements were in effect:
•	Harbor Bond Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.51% and 0.76% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2017.
•	Harbor Real Return Fund. For the period November 1, 2015 through February 29, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.57% and 0.82% for the Institutional Class and Administrative Class, respectively. For the period March 1, 2016 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.54% and 0.79% for the Institutional Class and Administrative Class, respectively. The current contractual expense limitations are effective through February 28, 2017.
•	Harbor Money Market Fund. For the period November 1, 2015 through October 31, 2016, Harbor Capital contractually agreed to limit the operating expenses, excluding interest expense (if any), to 0.28% and 0.53% for the Institutional Class and Administrative Class, respectively. These contractual expense limitations are effective through February 28, 2017. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of Harbor Money Market Fund resulting in actual expense ratios for the year ended October 31, 2016 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively.
All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees[a]
Institutional Class	0.08% of the average daily net assets of all Institutional shares
Administrative Class	0.08% of the average daily net assets of all Administrative shares
Investor Class	0.20% of the average daily net assets of all Investor shares
Retirement Class	0.03% of the average daily net assets of all Retirement shares

a	For the period November 1, 2015 through February 29, 2016, the Transfer Agent Fees for Institutional and Administrative Class shares were 0.065% and 0.185% for the Investor Class shares.
Harbor Services Group has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Affiliated Transactions
The Investment Company Act permits purchase and sale transactions among affiliated investment companies subject to an exemptive rule. Harbor Funds has adopted policies and procedures pursuant to the Investment Company Act exemptive rule. During the year, the Funds did not enter into any transactions with any other Harbor fund.
Shareholders
On October 31, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group					Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Retirement Class	Total
Harbor Convertible Securities Fund	—	29,579	29,411	143,800	202,790	0.5%
Harbor High-Yield Bond Fund	—	—	—	64,330	64,330	0.0
Harbor Bond Fund	35,775	—	N/A	N/A	35,775	0.0
Harbor Real Return Fund	10,639	—	N/A	N/A	10,639	0.1
Harbor Money Market Fund	65,497,532	25,255	N/A	N/A	65,522,787	47.1
Independent Trustees
The fees and expenses of the Independent Trustees are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $123,000 for the year ended October 31, 2016.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Liabilities; Accrued Expenses: Other” and “Other assets”, respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.
Redemption Fee
A 1% redemption fee is charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2016 redemption fee proceeds are as follows:
Amount (000s)
Harbor Convertible Securities Fund	$ 2
Harbor High-Yield Bond Fund	29
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of net investment losses, swap agreement transactions, paydown reclasses, use of equalization and foreign currency transactions. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2016 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Convertible Securities Fund	$ (577)	$ 587	$ (10)
Harbor High-Yield Bond Fund	29	—	(29)
Harbor Bond Fund	16,058	(15,691)	(367)
Harbor Real Return Fund	(1,847)	2,259	(412)
Harbor Money Market Fund	58	—	(58)
The tax composition of each Fund’s distributions is as follows:

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
	As of October 31, 2016			As of October 31, 2015
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Convertible Securities Fund	$ 7,719	$6,912	$ 14,631	$ 9,743	$10,903	$ 20,646
Harbor High-Yield Bond Fund	92,324	—	92,324	97,007	27,798	124,805
Harbor Bond Fund	136,565	—	136,565	128,747	30,024	158,771
Harbor Real Return Fund	2,330	—	2,330	11,457	—	11,457
Harbor Money Market Fund	481	—	481	133	—	133
As of October 31, 2016, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Convertible Securities Fund	$ 1,735	$—	$ 3,888
Harbor High-Yield Bond Fund	11,153	—	32,708
Harbor Bond Fund	50,902	—	(34,662)
Harbor Real Return Fund	—	—	(1,028)
Harbor Money Market Fund	60	—	—
At October 31, 2016, the Funds in the following table had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryfoward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Convertible Securities Fund	$ 2,207	$ 7,578	$ 9,785
Harbor High-Yield Bond Fund	19,930	88,164	108,094
Harbor Real Return Fund	5,565	22,708	28,273
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Convertible Securities Fund*	$ 421,436	$ 8,685	$ (4,798)	$ 3,887
Harbor High-Yield Bond Fund*	1,870,121	54,510	(21,802)	32,708
Harbor Bond Fund	3,719,455	49,814	(46,254)	3,560
Harbor Real Return Fund*	147,559	1,004	(851)	153
Harbor Money Market Fund	156,195	—	—	—

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Derivatives
Each Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at current fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each type of derivative instrument in Note 2— Significant Accounting Policies.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Each Fund’s derivative instruments outstanding as of the year ended October 31, 2016, if any, as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations, are indicators of the volume of derivative activity for each Fund.
Derivative Instruments
At October 31, 2016, the fair values of derivatives, by primary risk exposure, were reflected in the Statement of Assets and Liabilities as follows:
HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Purchased options, at value	$ 1,560	$ —	$ —	$ 1,560
Unrealized appreciation on open forward currency contracts	—	11,934	—	11,934
Unrealized appreciation on OTC swap agreements[b]	—	—	1,214	1,214
Variation margin on centrally cleared swap agreements[a,b]	2,587	—	52	2,639
Variation margin on options and futures contracts (futures)[a]	4,302	—	—	4,302
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (6,967)	$ —	$ (6,967)
Unrealized depreciation on OTC swap agreements[b]	—	—	(85)	(85)
Variation margin on centrally cleared swap agreements[a,b]	(50,282)	—	—	(50,282)
Variation margin on options and futures contracts (futures)[a]	(9,759)	—	—	(9,759)
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Written options, at value	(1,052)	(1,396)	—	(2,448)
HARBOR REAL RETURN FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Assets
Purchased options, at value	$ 358	$ —	$—	$ 358
Unrealized appreciation on open forward currency contracts	—	380	—	380
Unrealized appreciation on OTC swap agreements[b]	122	—	19	141
Variation margin on centrally cleared swap agreements[a,b]	193	—	—	193
Variation margin on options and futures contracts (futures)[a]	258	—	—	258
Variation margin on options and futures contracts (options)[a]	1	—	—	1
Liabilities
Unrealized depreciation on open forward currency contracts	$ —	$ (64)	$—	$ (64)
Unrealized depreciation on OTC swap agreements[b]	(1,037)	—	—	(1,037)
Variation margin on centrally cleared swap agreements[a,b]	(445)	—	(9)	(454)
Variation margin on options and futures contracts (futures)[a]	(194)	—	—	(194)
Variation margin on options and futures contracts (options)[a]	—	—	—	—
Written options, at value	(181)	(8)	—	(189)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
b	Net of premiums received of $1,241,000 and $35,000 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 6—Derivatives—Continued
Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives, by primary risk exposure, for the year ended October 31, 2016, were:
HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$20,915	$ —	$ 20,915
Futures contracts	4,607	—	—	4,607
Purchased options	(2,905)	—	—	(2,905)
Written options	7,044	7,332	—	14,376
Swap agreements	(57,654)	227	1,485	(55,942)
Net realized gain/(loss) on derivatives	$(48,908)	$28,474	$1,485	$(18,949)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$(21,536)	$ —	$(21,536)
Futures contracts	385	—	—	385
Purchased options	(723)	—	—	(723)
Written options	666	(1,513)	—	(847)
Swap agreements	(6,243)	—	1,444	(4,799)
Change in unrealized appreciation/(depreciation) on derivatives	$(5,915)	$(23,049)	$1,444	$(27,520)
HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$ 44	$ —	$ 44
Futures contracts	(219)	—	—	(219)
Purchased options	(300)	—	—	(300)
Written options	292	—	—	292
Swap agreements	(3,769)	—	(220)	(3,989)
Net realized gain/(loss) on derivatives	$(3,996)	$ 44	$(220)	$(4,172)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts (000s)	Foreign Exchange Contracts (000s)	Credit Contracts (000s)	Total (000s)
Forward currency contracts	$ —	$571	$ —	$ 571
Futures contracts	122	—	—	122
Purchased options	(73)	—	—	(73)
Written options	98	6	2	106
Swap agreements	1,901	—	(46)	1,855
Change in unrealized appreciation/(depreciation) on derivatives	$2,048	$577	$(44)	$2,581
Note 7—OFFSETTING ASSETS AND LIABILITIES
Master Netting Arrangements
As described in further detail below, each Fund may enter into Master Netting Arrangements that govern the terms of certain transactions. Master Netting Arrangements are designed to reduce the counterparty risk associated with relevant transactions by establishing credit protection mechanisms and providing standardization as a means of improving legal certainty. As Master Netting Arrangements are specific to the unique operations of different asset types, they allow a Fund to close out and net its

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
total exposure to a counterparty in the event of a default with respect to all of the transactions governed under a single agreement with that counterparty. Master Netting Arrangements can also help reduce counterparty risk by specifying collateral posting requirements at pre-arranged exposure levels. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of investments at value (securities) or cash-restricted (deposits due to counterparties). Cash collateral received is not typically held in a segregated account and, as such, is reflected as a liability in the Statement of Assets and Liabilities as due to broker. The fair value of any securities received as collateral is not reflected as a component of net asset value.
For the year ended October 31, 2016, the following Master Netting Arrangements have been entered into by one or more of the Funds:
Master Repurchase Agreements and Global Master Repurchase Agreements, which govern repurchase and reverse repurchase transactions between the Fund and select counterparties. As of October 31, 2016, each Fund had investment exposures subject to the terms of these agreements.
Master Securities Forward Transaction Agreements, which govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. As of October 31, 2016, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes, which govern over-the-counter market traded financial derivative transactions entered into by the Fund and select counterparties. As of October 31, 2016, Harbor Bond Fund and Harbor Real Return Fund had investment exposures subject to the terms of these agreements.
The following is a summary by counterparty of the gross value of material Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2016:
HARBOR BOND FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
State Street Bank	$5,320	$—	$ —	$ —	$ 5,320	$(5,320)	$ —
Master Securities Forward Transactions Agreements
BNP Paribas NY	—	—	(146,326)	—	(146,326)	3,946	(142,380)
JP Morgan Securities LLC	—	—	—	(50,438)	(50,438)	—	(50,438)
UBS Securities LLC	—	—	(154,981)	—	(154,981)	862	(154,119)
Total Borrowings and Other Financing Transactions	$5,320	$—	$(301,307)	$(50,438)
HARBOR REAL RETURN FUND
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Global/Master Repurchase Agreement
State Street Bank	$ 470	$—	$ —	$—	$ 470	$ (470)	$ —
Deutsche Bank	1,800	—	—	—	1,800	(1,800)	—

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
Counterparty	Repurchase Agreement Proceeds to be Received (000s)	Payable for Reverse Repurchase Agreements (000s)	Payable for Sale-Buyback Transactions (000s)	Payable for Short Sales (000s)	Total Borrowings and Other Financing Transactions (000s)	Collateral (Received)/ Pledged (000s)	Net Exposure (000s)
Master Securities Forward Transactions Agreements
BNP Paribas NY	$ —	$—	$ (7,218)	$—	$ (7,218)	$ —	$ (7,218)
Morgan Stanley & Co. Inc	—	—	(28,356)	—	(28,356)	—	(28,356)
Total Borrowings and Other Financing Transactions	$2,270	$—	$(35,574)	$—
The following is a summary by counterparty of the value of OTC financial derivative instruments and collateral (received)/pledged as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2016.
HARBOR BOND FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ —	$ —	$ 345	$ 345	$ —	$ —	$ —	$ —	$ 345	$ 172	$ 517
BNP Paribas SA	2,143	—	182	2,325	(645)	(18)	—	(663)	1,662	—	1,662
Citibank NA	—	—	71	71	—	(2)	(59)	(61)	10	—	10
Credit Suisse International	337	—	—	337	(73)	(767)	—	(840)	(503)	274	(229)
Deutsche Bank AG	208	—	—	208	(596)	(69)	(17)	(682)	(474)	(155)	(629)
Goldman Sachs Bank USA	1,811	339	—	2,150	(241)	(399)	—	(640)	1,510	—	1,510
Goldman Sachs International	—	—	469	469	—	—	—	—	469	223	692
HSBC Bank USA	1,641	—	—	1,641	(59)	—	—	(59)	1,582	—	1,582
HSBC Bank USA NA	—	—	22	22	—	(28)	—	(28)	(6)	—	(6)
JP Morgan Chase Bank	361	—	—	361	(539)	—	—	(539)	(178)	—	(178)
JP Morgan Chase Bank NA	1,071	680	107	1,858	(1,035)	(647)	(9)	(1,691)	167	572	739
Morgan Stanley Capital Services LLC	—	512	18	530	—	(262)	—	(262)	268	—	268
Société Générale	1,419	—	—	1,419	(449)	—	—	(449)	970	—	970
Société Générale Paris	—	—	—	—	—	(55)	—	(55)	(55)	—	(55)
UBS AG	2,943	—	—	2,943	(3,330)	—	—	(3,330)	(387)	—	(387)
UBS AG Stamford	—	—	—	—	—	(114)	—	(114)	(114)	114	—
Total Over-the-Counter Exposure	$11,934	$1,531	$1,214	$14,679	$(6,967)	$(2,361)	$(85)	$(9,413)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
HARBOR REAL RETURN FUND
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Barclays Bank plc	$ —	$ —	$ 1	$ 1	$ —	$ —	$ —	$ —	$ 1	$ —	$ 1
Barclays Capital	8	—	—	8	—	—	—	—	8	—	8
BNP Paribas SA	133	—	4	137	(21)	—	(404)	(425)	(288)	288	—
Citibank NA	—	1	14	15	—	—	(29)	(29)	(14)	—	(14)
Credit Suisse International	—	—	4	4	—	(9)	(2)	(11)	(7)	—	(7)
Deutsche Bank AG	—	162	2	164	—	(36)	(164)	(200)	(36)	—	(36)
Goldman Sachs Bank USA	99	3	89	191	(18)	(4)	(177)	(199)	(8)	—	(8)

Harbor Fixed Income Funds
Notes to Financial Statements—Continued

Note 7—OFFSETTING ASSETS AND LIABILITIES—Continued
HARBOR REAL RETURN FUND—Continued
	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of OTC Derivatives (000s)	Collateral (Received)/ Pledged* (000s)	Net Exposure (000s)
Counterparty	Forward Currency Contracts (000s)	Purchased Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)	Forward Currency Contracts (000s)	Written Options (000s)	Swap Agreements (000s)	Total Over-the- Counter (000s)
Goldman Sachs International	$ —	$ —	$ 6	$ 6	$ —	$ —	$ —	$ —	$ 6	$ —	$ 6
HSBC Bank USA	17	—	—	17	—	—	—	—	17	—	17
HSBC Bank USA NA	—	—	3	3	—	—	—	—	3	—	3
JP Morgan Chase Bank	3	—	—	3	(8)	—	—	(8)	(5)	—	(5)
JP Morgan Chase Bank NA	89	—	12	101	(3)	(27)	(40)	(70)	31	—	31
Morgan Stanley Capital Services LLC	—	192	4	196	—	(102)	(64)	(166)	30	—	30
Royal Bank of Scotland plc	—	—	—	—	—	—	(156)	(156)	(156)	156	—
Société Générale	2	—	—	2	(9)	—	—	(9)	(7)	—	(7)
Société Générale Paris	—	—	—	—	—	(5)	—	(5)	(5)	—	(5)
UBS AG	29	—	—	29	(5)	—	—	(5)	24	—	24
UBS AG Stamford	—	—	2	2	—	—	(1)	(1)	1	—	1
Total Over-the-Counter Exposure	$380	$358	$141	$879	$(64)	$(183)	$(1,037)	$(1,284)

*	Of the total collateral received and/or pledged listed in the table above, no cash has been received as collateral.
Exchange traded and centrally cleared derivatives are not subject to master netting or similar arrangements.
Note 8—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

Harbor Fixed Income Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund (five of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2016, and the related statements of operations and cash flows (Harbor Real Return Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, agent banks and brokers, or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Convertible Securities Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, and Harbor Money Market Fund of the Harbor Funds at October 31, 2016, the results of their operations and cash flows (Harbor Real Return Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2016

Harbor Fixed Income Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Convertible Securities Fund
Institutional Class	0.76%
Actual		$3.91	$1,000	$1,045.50
Hypothetical (5% return)		3.86	1,000	1,021.22
Administrative Class	1.01%
Actual		$5.19	$1,000	$1,044.20
Hypothetical (5% return)		5.13	1,000	1,019.93
Investor Class	1.13%
Actual		$5.80	$1,000	$1,043.80
Hypothetical (5% return)		5.74	1,000	1,019.31
Retirement Class	0.71%
Actual		$3.65	$1,000	$1,045.90
Hypothetical (5% return)		3.61	1,000	1,021.48

Harbor Fixed Income Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios*	Expenses Paid During Period**	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor High-Yield Bond Fund
Institutional Class	0.66%
Actual		$3.41	$1,000	$1,051.30
Hypothetical (5% return)		3.35	1,000	1,021.74
Administrative Class	0.91%
Actual		$4.68	$1,000	$1,050.00
Hypothetical (5% return)		4.62	1,000	1,020.45
Investor Class	1.03%
Actual		$5.31	$1,000	$1,049.10
Hypothetical (5% return)		5.23	1,000	1,019.83
Retirement Class	0.61%
Actual		$3.15	$1,000	$1,051.60
Hypothetical (5% return)		3.10	1,000	1,021.99
Harbor Bond Fund
Institutional Class	0.51%
Actual		$2.59	$1,000	$1,025.20
Hypothetical (5% return)		2.59	1,000	1,022.51
Administrative Class	0.76%
Actual		$3.87	$1,000	$1,023.80
Hypothetical (5% return)		3.86	1,000	1,021.22
Harbor Real Return Fund
Institutional Class	0.55%
Actual		$2.80	$1,000	$1,023.80
Hypothetical (5% return)		2.80	1,000	1,022.30
Administrative Class	0.80%
Actual		$4.07	$1,000	$1,022.70
Hypothetical (5% return)		4.06	1,000	1,021.01
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,001.80
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,001.80
Hypothetical (5% return)		0.00	1,000	1,025.14

*	Reflective of all fee waivers and expense reimbursements
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Harbor Fixed Income Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2016:
Amount (000s)
Harbor Convertible Securities Fund	$6,912
For the fiscal year ended October 31, 2016, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.
Shareholders who own shares through a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2016 will receive a Form 1099-DIV in January 2017 that will show the tax character of those distributions.
Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

Harbor Fixed Income Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Glossary—Continued

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Glossary—Continued

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer

Glossary—Continued

of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.FI.1016

Annual Report
October 31, 2016
Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	HARAX	HARBX	HARCX
Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX
Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX
Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX
Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX
Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX
Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX
Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX
Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX
Harbor Target Retirement 2055 Fund	HATRX	HATAX	HATTX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds
Annual Report Overview (Unaudited)

The Funds’ fiscal year ended October 31, 2016. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com.
	Total Return Year Ended October 31, 2016
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income Fund	3.91%	3.91%	3.91%
Harbor Target Retirement 2015 Fund	3.59	3.50	3.59
Harbor Target Retirement 2020 Fund	3.56	3.46	3.56
Harbor Target Retirement 2025 Fund	3.39	3.40	3.40
Harbor Target Retirement 2030 Fund	2.96	2.97	2.97
Harbor Target Retirement 2035 Fund	2.70	2.70	2.70
Harbor Target Retirement 2040 Fund	2.36	2.36	2.36
Harbor Target Retirement 2045 Fund	1.91	1.91	1.91
Harbor Target Retirement 2050 Fund	1.51	1.50	1.50
Harbor Target Retirement 2055 Fund	1.38	1.39	1.39

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2016
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37%
MSCI EAFE (ND) (international equity)	-3.23
Russell 3000® (entire U.S. stock market)	4.24

HARBOR TARGET RETIREMENT FUND INDICES	Total Returns Year Ended October 31, 2016
Composite Index Income	4.33%
Composite Index 2015	4.08
Composite Index 2020	4.16
Composite Index 2025	4.19
Composite Index 2030	3.86
Composite Index 2035	3.56
Composite Index 2040	3.27
Composite Index 2045	2.90
Composite Index 2050	2.59
Composite Index 2055	2.49
1

Harbor Target Retirement Funds
Annual Report Overview—Continued

Underlying Harbor Funds Performance (Institutional Class Shares)
	Total Return for the Year Ended October 31, 2016
EQUITY AND COMMODITY	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Current 7-Day SEC Yield		Inception Date	Expense Ratios*
					Subsidized [b]	Unsubsidized [c]		Net	Gross
Harbor Capital Appreciation Fund	-1.23%	13.20%	8.30%	11.07%	N/A	N/A	12/29/1987	0.65% [d]	0.70%
Harbor Mid Cap Growth Fund	-0.60	10.38	6.80	3.15	N/A	N/A	11/01/2000	0.86	0.86
Harbor Small Cap Growth Fund	-0.99	11.56	7.51	7.66	N/A	N/A	11/01/2000	0.86	0.86
Harbor Large Cap Value Fund	7.14	14.73	6.42	9.71	N/A	N/A	12/29/1987	0.68 [e]	0.72
Harbor Mid Cap Value Fund	2.81	14.65	6.99	7.64	N/A	N/A	03/01/2002	0.88 [d]	0.88
Harbor Small Cap Value Fund	8.18	12.67	6.34	9.78	N/A	N/A	12/14/2001	0.87	0.87
Harbor International Fund	-3.74	4.23	3.02	10.52	N/A	N/A	12/29/1987	0.76 [d]	0.78
Harbor International Growth Fund	2.46	5.12	1.78	3.25	N/A	N/A	11/01/1993	0.85 [e]	0.91
Harbor Global Growth Fund	-3.90	10.95	N/A	16.48	N/A	N/A	03/01/2009	0.90 [e]	1.03
Harbor Commodity Real Return Strategy Fund	-0.38	-10.64	N/A	-7.33	N/A	N/A	09/02/2008	0.94 [e]	1.30
FIXED INCOME
Harbor Convertible Securities Fund	3.12%	5.74%	N/A	4.33%	N/A	N/A	05/01/2011	0.77%	0.77%
Harbor High-Yield Bond Fund	5.46	5.24	6.00%	7.07	N/A	N/A	12/01/2002	0.67 [d]	0.71
Harbor Bond Fund	4.70	3.69	5.48	7.24	N/A	N/A	12/29/1987	0.51 [e,f]	0.60
Harbor Real Return Fund	5.55	1.20	4.35	4.14	N/A	N/A	12/01/2005	0.54 [e]	0.79
SHORT-TERM
Harbor Money Market Fund	0.30%	0.12%	0.94%	3.29%	0.37%	-0.07%	12/29/1987	0.28% [d,e]	0.34%

*	All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.
a	Annualized
b	Reflects reimbursements or waivers in effect during the period.
c	Does not reflect reimbursements or waivers currently in effect.
d	Reflects a contractual management fee waiver effective through February 28, 2017.
e	Reflects an expense limitation agreement (excluding interest expense, if any) effective through February 28, 2017.
f	Reflects a contractual management fee waiver effective through February 28, 2018.
2

Harbor Target Retirement Funds
Annual Report Overview—Continued

Target Asset Allocation
Harbor Target Retirement Funds - Target Asset Allocation
Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.
The principal value of the Funds is not guaranteed at any time, including the target retirement date.
Investment Styles
The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.
Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS - ACTUAL ALLOCATION AS OF October 31, 2016
	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	Income Fund
Equity and Commodity
Harbor Capital Appreciation Fund	11%	11%	10%	8%	7%	6%	5%	4%	3%	3%
Harbor Mid Cap Growth Fund	6	6	5	4	4	3	2	2	2	1
Harbor Small Cap Growth Fund	5	5	4	4	3	3	2	2	1	1
Harbor Large Cap Value Fund	14	13	11	10	8	7	6	5	4	3
Harbor Mid Cap Value Fund	9	8	8	6	6	5	4	3	3	2
Harbor Small Cap Value Fund	6	6	5	5	4	3	3	2	2	2
Harbor International Fund	20	19	17	15	12	10	8	7	6	4
Harbor International Growth Fund	14	13	12	10	9	7	6	5	4	3
Harbor Global Growth Fund	5	5	4	4	3	2	2	2	1	1
Harbor Commodity Real Return Strategy Fund	3	3	4	4	5	5	4	3	1	0
Total Equity and Commodity	93	89	80	70	61	51	42	35	27	20
Fixed Income
Harbor Convertible Securities Fund	0%	0%	0%	0%	2%	4%	4%	3%	0%	0%
Harbor High-Yield Bond Fund	3	5	8	12	14	16	18	17	14	13
Harbor Bond Fund	4	6	11	16	20	23	27	31	36	39
Harbor Real Return Fund	0	0	1	2	3	6	9	11	15	18
Total Fixed Income	7	11	20	30	39	49	58	62	65	70
Short-Term
Harbor Money Market Fund	0%	0%	0%	0%	0%	0%	0%	3%	8%	10%
Total Short-Term	0	0	0	0	0	0	0	3	8	10
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
3

[THIS PAGE INTENTIONALLY LEFT BLANK]
4

Letter from the Chairman

David G. Van Hooser Chairman
Dear Fellow Shareholder:
The Harbor Target Retirement Funds invest in a diversified portfolio of Harbor equity, strategic markets and fixed income funds. In the fiscal year ended October 31, 2016, most equity, commodity and fixed income markets had modest single digit returns or lower leading to modest single digit returns for the Harbor Target Retirement Funds.
U.S. equities generally posted modest gains in fiscal 2016. The U.S. economy showed sufficient strength early in the fiscal year to cause the U.S. Federal Reserve to raise short term rates in late 2015 for the first time since 2006. Equity returns were weak early in the fiscal year with concerns that slowing economic growth in China and the negative effect of lingering lower energy prices would cause slower growth in the U.S. and elsewhere around the world. The Chinese government provided additional stimulus to strengthen the Chinese economy which eased concerns about slowing growth. Oil prices stabilized early in 2016 and equities recovered on stronger economic news.
International markets were generally flat in the aggregate in fiscal 2016. Global markets, which include the U.S., had modest positive returns.
Domestic long-term fixed income markets generally delivered solid single digit returns in fiscal 2016. Global monetary policy was a focus for the bond markets during the year. Economic strength in the U.S. allowed the U.S. Federal Reserve (“Fed”) to raise rates by 25 basis points in December 2015. In contrast, weak economic conditions in Europe caused the European Central Bank to provide additional stimulus in 2016.
Commodities had a roller-coaster performance in fiscal 2016. The Bloomberg Commodity Index Total ReturnSM had a return of -2.62% for the fiscal year.
Comments by the portfolio managers of the Harbor Target Retirement Funds can be found in the pages preceding each Fund’s portfolio of investments. As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds.
	Returns For Periods Ended October 31, 2016
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Russell 3000® (entire U.S. stock market)	4.24%	13.35%	6.76%	9.87%
S&P 500 (large cap stocks)	4.51	13.57	6.70	9.95
Russell Midcap® (mid cap stocks)	4.17	13.12	7.55	11.23
Russell 2000® (small cap stocks)	4.11	11.51	5.96	9.01
Russell 3000® Growth (growth stocks)	2.08	13.47	8.11	9.31
Russell 3000® Value (value stocks)	6.55	13.17	5.31	10.06
International & Global
MSCI EAFE (ND) (foreign stocks)	-3.23%	4.99%	1.22%	5.90%
MSCI EAFE Small Cap (ND) (foreign small cap stocks)	2.98	8.91	3.72	N/A
MSCI World (ND) (global stocks)	1.18	9.03	3.89	7.40
MSCI All Country World Ex. U.S. (ND) (foreign stocks)	0.22	3.63	1.61	N/A
MSCI Emerging Markets (ND) (emerging markets stocks)	9.27	0.55	3.49	N/A
Strategic Markets
Bloomberg Commodity Index Total ReturnSM (commodities)	-2.62%	-10.61%	-5.81%	N/A
Fixed Income
BofA Merrill Lynch U.S. Non-Distressed High-Yield (domestic high-yield bonds)	8.21%	7.16%	6.51%	N/A
Bloomberg Barclays U.S. Aggregate Bond (domestic bonds)	4.37	2.90	4.64	6.48%
Bloomberg Barclays U.S. TIPS (domestic inflation-linked bonds)	5.89	1.47	4.46	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill (proxy for money market returns)	0.31	0.11	0.88	3.54
Harbor Funds Trustee Retires
On December 31, 2016, Rodger F. Smith will retire as a trustee of Harbor Funds in accordance with the board’s retirement policy. Rodger has served shareholders as a member of the board since 1987. His 29 years of service is the longest of any Harbor Funds trustee. Rodger’s knowledge of investments, the asset management industry and his broad business experience accumulated during his business and consulting career have been beneficial in the growth and development of Harbor Funds. Rodger was the first lead independent trustee of Harbor Funds, serving in that role for six years until his retirement. Rodger always focused on the best interests of fund shareholders. His insights and observations have been very helpful to the board and senior members of the Harbor Funds team. We wish Rodger the very best in what we know will be a very active retirement.
The board’s retirement policy enables the trustees to prepare for retirements well in advance. With Rodger Smith’s retirement, the board will be reduced, at least temporarily, from eight members to seven, of whom six are independent. The board has added several trustees in recent years in anticipation of certain scheduled trustee retirements.
5

Start Investing As Early As Possible
The end of a calendar year can serve as a useful checkpoint to evaluate your financial goals and your investments. We always encourage shareholders to take a long term perspective with all of their investments. With the growth in defined contribution plans, more and more investors each year have primary responsibility for their own retirement investments as well as their other investment needs.
We suggest each investor invest in a diversified asset allocation of stocks, bonds and cash that is consistent with your long term financial objectives and a level of risk that you find acceptable. While we know it is not always possible to invest as much as you would like for future needs, we encourage all investors to start as early as possible to save and invest for retirement and other long term financial goals. Financial markets are volatile and stocks and bonds can go up and down in value. While past performance is never a guarantee of future results, over the long term, the returns of equities and debt have historically helped many investors achieve their financial objectives. For those investors investing for retirement, we suggest you consider the following:
1.	If you have a defined contribution retirement plan where you work, if possible, invest at least as much as necessary to obtain any company match;
2.	If you can do so, invest the maximum permitted each year in an individual retirement account; and
3.	Invest in a taxable account so you have other assets to tap for emergencies or other situations where you would prefer not to disturb your longer term investments.
With careful planning and budgeting all of us can come closer to meeting our financial goals. Harbor Funds offers equity, strategic markets and fixed income funds to help you achieve your financial objectives.
Thank you for investing with Harbor Funds.
December 21, 2016

David G. Van Hooser
Chairman
6

Harbor Target Retirement Income Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Current income and some capital appreciation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement Income Fund recorded a return of 3.91% (Institutional, Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index Income, which gained 4.33%.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points (all underlying fund returns cited are for the respective fund’s Institutional Class shares). High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectations for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more by higher future inflation expectations. The Harbor Real Return Fund rose 5.55% from November 2015 to October 2016, but trailed the Bloomberg Barclays U.S. TIPS Index by 34 basis points due to its underweight U.S. duration position relative to the benchmark as yields declined.

7

Harbor Target Retirement Income Fund
Managers Commentary—Continued

The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor. The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, an overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology, along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.
International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. (ND) Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
8

Harbor Target Retirement Income Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600
Cusip	411511371
Ticker	HARAX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$13,805

ADMINISTRATIVE CLASS

Fund #	2700
Cusip	411511363
Ticker	HARBX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2800
Cusip	411511355
Ticker	HARCX
Inception Date	01/02/2009
Net Expense Ratio	0.55% [a]
Total Net Assets (000s)	$16
Asset Allocation (% of investments)
Equity
Harbor International Fund	4.4%
Harbor International Growth Fund	3.0%
Harbor Large Cap Value Fund	3.0%
Harbor Capital Appreciation Fund	2.5%
Harbor Mid Cap Value Fund	2.0%
Harbor Small Cap Value Fund	1.4%
Harbor Mid Cap Growth Fund	1.3%
Harbor Small Cap Growth Fund	1.1%
Harbor Global Growth Fund	1.0%
Fixed Income
Harbor Bond Fund	39.5%
Harbor Real Return Fund	17.7%
Harbor High-Yield Bond Fund	13.1%
Short-Term Investments
Harbor Money Market Fund	10.0%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
9

Harbor Target Retirement Income Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement Income Fund
Institutional Class	3.91%	4.44%	6.06%	01/02/2009	$15,846
Administrative Class	3.91	4.46	6.06	01/02/2009	15,847
Investor Class	3.91	4.46	6.06	01/02/2009	15,847
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index Income	4.33	4.27	5.82	—	15,579
As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Institutional Class), 0.87% (Administrative Class) and 0.99% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
10

Harbor Target Retirement Income Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY— 19.7%
Shares		Value
5,758	Harbor Capital Appreciation Fund	$ 348
20,313	Harbor Mid Cap Growth Fund	174
13,197	Harbor Small Cap Growth Fund	157
33,554	Harbor Large Cap Value Fund	413
13,352	Harbor Mid Cap Value Fund	269
7,163	Harbor Small Cap Value Fund	195
10,013	Harbor International Fund	604
32,416	Harbor International Growth Fund	418
7,079	Harbor Global Growth Fund	144
TOTAL EQUITY
(Cost $2,681)		2,722

FIXED INCOME —70.3%
180,723	Harbor High-Yield Bond Fund	1,805
FIXED INCOME —Continued
Shares		Value
460,402	Harbor Bond Fund	$ 5,470
258,446	Harbor Real Return Fund	2,450
TOTAL FIXED INCOME
(Cost $10,038)		9,725
SHORT-TERM INVESTMENTS—10.0%
(Cost $1,390)
1,389,527	Harbor Money Market Fund	1,390
TOTAL INVESTMENTS—100.0%
(Cost $14,109)		13,837
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$13,837

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
11

Harbor Target Retirement 2015 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2015 Fund recorded a return of 3.59% (Institutional and Investor Classes), and 3.50% (Administrative Class) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2015, which gained 4.08%.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points (all underlying fund returns cited are for the respective fund’s Institutional Class shares). High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectations for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. Harbor Real Return Fund, which mainly focuses on TIPS and other inflation-linked securities, was helped even more by higher future inflation expectations. The Harbor Real Return Fund rose 5.55% from November 2015 to October 2016; but trailed the Bloomberg Barclays U.S. TIPS Index by 34 basis points due to its underweight U.S. duration position relative to its benchmark as yields declined.

12

Harbor Target Retirement 2015 Fund
Managers Commentary—Continued

The U.S. stock funds held by the Fund had mixed results; but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor. The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology, along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.
International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. (ND) Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
13

Harbor Target Retirement 2015 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602
Cusip	411511314
Ticker	HARGX
Inception Date	01/02/2009
Net Expense Ratio	0.58% [a]
Total Net Assets (000s)	$6,574

ADMINISTRATIVE CLASS

Fund #	2702
Cusip	411511298
Ticker	HARHX
Inception Date	01/02/2009
Net Expense Ratio	0.58% [a]
Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2802
Cusip	411511280
Ticker	HARIX
Inception Date	01/02/2009
Net Expense Ratio	0.58% [a]
Total Net Assets (000s)	$18
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	5.7%
Harbor International Growth Fund	4.0%
Harbor Large Cap Value Fund	3.9%
Harbor Capital Appreciation Fund	3.3%
Harbor Mid Cap Value Fund	2.6%
Harbor Small Cap Value Fund	1.9%
Harbor Mid Cap Growth Fund	1.7%
Harbor Small Cap Growth Fund	1.5%
Harbor Global Growth Fund	1.4%
Harbor Commodity Real Return Strategy Fund	1.2%
Fixed Income
Harbor Bond Fund	36.1%
Harbor Real Return Fund	14.5%
Harbor High-Yield Bond Fund	14.0%
Short-Term Investments
Harbor Money Market Fund	8.2%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
14

Harbor Target Retirement 2015 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2015 Fund
Institutional Class	3.59%	5.12%	7.30%	01/02/2009	$17,359
Administrative Class	3.50	5.10	7.29	01/02/2009	17,345
Investor Class	3.59	5.12	7.30	01/02/2009	17,359
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2015	4.08	4.95	7.06	—	17,062
As stated in the Fund’s current prospectus, the expense ratios were 0.65% (Institutional Class), 0.90% (Administrative Class) and 1.02% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
15

Harbor Target Retirement 2015 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—27.2%
Shares		Value
3,601	Harbor Capital Appreciation Fund	$ 217
12,985	Harbor Mid Cap Growth Fund	111
8,438	Harbor Small Cap Growth Fund	101
20,954	Harbor Large Cap Value Fund	258
8,371	Harbor Mid Cap Value Fund	169
4,510	Harbor Small Cap Value Fund	123
6,305	Harbor International Fund	380
20,642	Harbor International Growth Fund	266
4,525	Harbor Global Growth Fund	92
21,143	Harbor Commodity Real Return Strategy Fund	79
TOTAL EQUITY AND COMMODITY
(Cost $1,772)		1,796

FIXED INCOME—64.6%
92,838	Harbor High-Yield Bond Fund	928
FIXED INCOME—Continued
Shares		Value
200,617	Harbor Bond Fund	$2,383
101,269	Harbor Real Return Fund	960
TOTAL FIXED INCOME
(Cost $4,329)		4,271
SHORT-TERM INVESTMENTS—8.2%
(Cost $542)
541,978	Harbor Money Market Fund	542
TOTAL INVESTMENTS—100.0%
(Cost $6,643)		6,609
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$6,609

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
16

Harbor Target Retirement 2020 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2020 Fund recorded a return of 3.56% (Institutional and Investor Classes), and 3.46% (Administrative Class) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2020, which gained 4.16%.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points (all underlying fund returns cited are for the respective fund’s Institutional Class shares). High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. As mentioned above, U.S. below investment-grade bonds rebounded during the fiscal period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.46%, but it lagged its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield

17

Harbor Target Retirement 2020 Fund
Managers Commentary—Continued

Index. The High-Yield Bond Fund’s performance relative to the index was hurt by its underweight and negative selection in the Oil & Gas and Utilities: Gas industries, negative selection in BB rated credits and overweight to B rated credits.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor. The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth by 351 basis points. Its relative performance was hurt by sector allocation decisions– overweight to the hard-hit Consumer Discretionary sector--and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.
International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. (ND) Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
18

Harbor Target Retirement 2020 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603
Cusip	411511272
Ticker	HARJX
Inception Date	01/02/2009
Net Expense Ratio	0.65% [a]
Total Net Assets (000s)	$25,419

ADMINISTRATIVE CLASS

Fund #	2703
Cusip	411511264
Ticker	HARKX
Inception Date	01/02/2009
Net Expense Ratio	0.65% [a]
Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2803
Cusip	411511256
Ticker	HARLX
Inception Date	01/02/2009
Net Expense Ratio	0.65% [a]
Total Net Assets (000s)	$18
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	7.3%
Harbor International Growth Fund	5.0%
Harbor Large Cap Value Fund	5.0%
Harbor Capital Appreciation Fund	4.2%
Harbor Mid Cap Value Fund	3.2%
Harbor Commodity Real Return Strategy Fund	2.6%
Harbor Small Cap Value Fund	2.3%
Harbor Mid Cap Growth Fund	2.1%
Harbor Small Cap Growth Fund	1.9%
Harbor Global Growth Fund	1.7%
Fixed Income
Harbor Bond Fund	30.9%
Harbor High-Yield Bond Fund	16.6%
Harbor Real Return Fund	11.4%
Harbor Convertible Securities Fund	3.0%
Short-Term Investments
Harbor Money Market Fund	2.8%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
19

Harbor Target Retirement 2020 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2020 Fund
Institutional Class	3.56%	5.55%	7.84%	01/02/2009	$18,054
Administrative Class	3.46	5.55	7.83	01/02/2009	18,041
Investor Class	3.56	5.55	7.84	01/02/2009	18,056
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2020	4.16	5.40	7.60	—	17,747
As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Institutional Class), 0.93% (Administrative Class) and 1.05% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
20

Harbor Target Retirement 2020 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—35.3%
Shares		Value
17,559	Harbor Capital Appreciation Fund	$ 1,060
62,053	Harbor Mid Cap Growth Fund	532
40,463	Harbor Small Cap Growth Fund	483
102,435	Harbor Large Cap Value Fund	1,262
40,742	Harbor Mid Cap Value Fund	822
21,932	Harbor Small Cap Value Fund	598
30,647	Harbor International Fund	1,848
99,432	Harbor International Growth Fund	1,282
21,639	Harbor Global Growth Fund	439
177,368	Harbor Commodity Real Return Strategy Fund	658
TOTAL EQUITY AND COMMODITY
(Cost $8,949)		8,984

FIXED INCOME—61.9%
71,907	Harbor Convertible Securities Fund	757
FIXED INCOME—Continued
Shares		Value
423,635	Harbor High-Yield Bond Fund	$ 4,232
661,586	Harbor Bond Fund	7,860
306,523	Harbor Real Return Fund	2,906
TOTAL HARBOR FIXED INCOME FUNDS
(Cost $16,092)		15,755
SHORT-TERM INVESTMENTS—2.8%
(Cost $716)
716,468	Harbor Money Market Fund	716
TOTAL INVESTMENTS—100.0%
(Cost $25,757)		25,455
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$25,455

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
21

Harbor Target Retirement 2025 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2025 Fund recorded a return of 3.39% (Institutional Class) and 3.40% (Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2025, which gained 4.19%.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points (all underlying fund returns cited are for the respective fund’s Institutional Class shares). High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. As mentioned above, U.S. below investment-grade bonds rebounded during the fiscal period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.46%, but it lagged its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield

22

Harbor Target Retirement 2025 Fund
Managers Commentary—Continued

Index. The High-Yield Bond Fund’s performance relative to the index was hurt by its underweight and negative selection in the Oil & Gas and Utilities: Gas industries, negative selection in BB rated credits and overweight to B rated credits.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor. The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.
International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. (ND) Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
23

Harbor Target Retirement 2025 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604
Cusip	411511249
Ticker	HARMX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$14,293

ADMINISTRATIVE CLASS

Fund #	2704
Cusip	411511231
Ticker	HARNX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2804
Cusip	411511223
Ticker	HAROX
Inception Date	01/02/2009
Net Expense Ratio	0.68% [a]
Total Net Assets (000s)	$19
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	8.4%
Harbor International Growth Fund	5.9%
Harbor Large Cap Value Fund	5.7%
Harbor Capital Appreciation Fund	4.8%
Harbor Mid Cap Value Fund	3.8%
Harbor Commodity Real Return Strategy Fund	3.6%
Harbor Small Cap Value Fund	2.7%
Harbor Mid Cap Growth Fund	2.5%
Harbor Small Cap Growth Fund	2.2%
Harbor Global Growth Fund	2.0%
Fixed Income
Harbor Bond Fund	26.7%
Harbor High-Yield Bond Fund	17.9%
Harbor Real Return Fund	9.1%
Harbor Convertible Securities Fund	4.7%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
24

Harbor Target Retirement 2025 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2025 Fund
Institutional Class	3.39%	5.88%	8.30%	01/02/2009	$18,671
Administrative Class	3.40	5.89	8.30	01/02/2009	18,674
Investor Class	3.40	5.89	8.30	01/02/2009	18,674
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2025	4.19	5.78	8.18	—	18,520
As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
25

Harbor Target Retirement 2025 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—41.6%
Shares		Value
11,432	Harbor Capital Appreciation Fund	$ 690
41,198	Harbor Mid Cap Growth Fund	354
26,745	Harbor Small Cap Growth Fund	319
66,393	Harbor Large Cap Value Fund	818
26,520	Harbor Mid Cap Value Fund	535
14,287	Harbor Small Cap Value Fund	390
20,017	Harbor International Fund	1,207
65,421	Harbor International Growth Fund	843
14,364	Harbor Global Growth Fund	291
138,346	Harbor Commodity Real Return Strategy Fund	513
TOTAL EQUITY AND COMMODITY
(Cost $6,021)		5,960

FIXED INCOME—58.4%
Shares		Value
63,568	Harbor Convertible Securities Fund	$ 669
256,599	Harbor High-Yield Bond Fund	2,564
322,759	Harbor Bond Fund	3,835
137,466	Harbor Real Return Fund	1,303
TOTAL FIXED INCOME
(Cost $8,470)		8,371
TOTAL INVESTMENTS—100.0%
(Cost $14,491)		14,331
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$14,331

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
26

Harbor Target Retirement 2030 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2030 Fund recorded a return of 2.96% (Institutional Class) and 2.97% (Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2030, which gained 3.86%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.

27

Harbor Target Retirement 2030 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. As mentioned above, U.S. below investment-grade bonds rebounded during the fiscal period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.46%, but it lagged its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index. The High-Yield Bond Fund’s performance relative to the index was hurt by its underweight and negative selection in the Oil & Gas and Utilities: Gas industries, negative selection in BB rated credits and overweight to B rated credits.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
28

Harbor Target Retirement 2030 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605
Cusip	411512700
Ticker	HARPX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$24,634

ADMINISTRATIVE CLASS

Fund #	2705
Cusip	411512882
Ticker	HARQX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$19

INVESTOR CLASS

Fund #	2805
Cusip	411512809
Ticker	HARTX
Inception Date	01/02/2009
Net Expense Ratio	0.70% [a]
Total Net Assets (000s)	$20
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	10.2%
Harbor International Growth Fund	7.1%
Harbor Large Cap Value Fund	6.9%
Harbor Capital Appreciation Fund	5.8%
Harbor Commodity Real Return Strategy Fund	4.6%
Harbor Mid Cap Value Fund	4.5%
Harbor Small Cap Value Fund	3.3%
Harbor Mid Cap Growth Fund	3.0%
Harbor Small Cap Growth Fund	2.7%
Harbor Global Growth Fund	2.5%
Fixed Income
Harbor Bond Fund	22.9%
Harbor High-Yield Bond Fund	16.5%
Harbor Real Return Fund	6.1%
Harbor Convertible Securities Fund	3.9%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
29

Harbor Target Retirement 2030 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2030 Fund
Institutional Class	2.96%	6.43%	8.87%	01/02/2009	$19,457
Administrative Class	2.97	6.45	8.88	01/02/2009	19,464
Investor Class	2.97	6.45	8.88	01/02/2009	19,464
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2030	3.86	6.32	8.81	—	19,373
As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
30

Harbor Target Retirement 2030 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—50.6%
Shares		Value
23,855	Harbor Capital Appreciation Fund	$ 1,440
85,986	Harbor Mid Cap Growth Fund	738
55,675	Harbor Small Cap Growth Fund	665
138,460	Harbor Large Cap Value Fund	1,706
55,001	Harbor Mid Cap Value Fund	1,109
29,781	Harbor Small Cap Value Fund	812
41,774	Harbor International Fund	2,519
136,433	Harbor International Growth Fund	1,758
29,962	Harbor Global Growth Fund	608
303,508	Harbor Commodity Real Return Strategy Fund	1,126
TOTAL EQUITY AND COMMODITY
(Cost $12,298)		12,481

FIXED INCOME—49.4%
Shares		Value
92,659	Harbor Convertible Securities Fund	$ 976
407,907	Harbor High-Yield Bond Fund	4,075
474,905	Harbor Bond Fund	5,642
158,108	Harbor Real Return Fund	1,499
TOTAL FIXED INCOME
(Cost $12,460)		12,192
TOTAL INVESTMENTS—100.0%
(Cost $24,758)		24,673
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$24,673

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
31

Harbor Target Retirement 2035 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2035 Fund recorded a return of 2.70% (Institutional, Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2035, which gained 3.56%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results.

32

Harbor Target Retirement 2035 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. As mentioned above, U.S. below investment-grade bonds rebounded during the fiscal period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.46%, but it lagged its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index. The High-Yield Bond Fund’s performance relative to the index was hurt by its underweight and negative selection in the Oil & Gas and Utilities: Gas industries, negative selection in BB rated credits and overweight to B rated credits.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
33

Harbor Target Retirement 2035 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606
Cusip	411512106
Ticker	HARUX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$11,496

ADMINISTRATIVE CLASS

Fund #	2706
Cusip	411512304
Ticker	HARVX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$20

INVESTOR CLASS

Fund #	2806
Cusip	411512205
Ticker	HARWX
Inception Date	01/02/2009
Net Expense Ratio	0.72% [a]
Total Net Assets (000s)	$20
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	12.4%
Harbor International Growth Fund	8.6%
Harbor Large Cap Value Fund	8.4%
Harbor Capital Appreciation Fund	7.1%
Harbor Mid Cap Value Fund	5.5%
Harbor Commodity Real Return Strategy Fund	5.0%
Harbor Small Cap Value Fund	4.0%
Harbor Mid Cap Growth Fund	3.6%
Harbor Small Cap Growth Fund	3.3%
Harbor Global Growth Fund	3.0%
Fixed Income
Harbor Bond Fund	20.0%
Harbor High-Yield Bond Fund	14.3%
Harbor Real Return Fund	3.4%
Harbor Convertible Securities Fund	1.4%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
34

Harbor Target Retirement 2035 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2035 Fund
Institutional Class	2.70%	7.14%	9.39%	01/02/2009	$20,187
Administrative Class	2.70	7.13	9.38	01/02/2009	20,177
Investor Class	2.70	7.13	9.38	01/02/2009	20,177
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2035	3.56	6.94	9.36	—	20,157
As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
35

Harbor Target Retirement 2035 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—60.9%
Shares		Value
13,539	Harbor Capital Appreciation Fund	$ 817
48,414	Harbor Mid Cap Growth Fund	415
31,579	Harbor Small Cap Growth Fund	377
78,900	Harbor Large Cap Value Fund	972
31,532	Harbor Mid Cap Value Fund	636
16,942	Harbor Small Cap Value Fund	462
23,773	Harbor International Fund	1,434
77,092	Harbor International Growth Fund	994
16,830	Harbor Global Growth Fund	341
154,858	Harbor Commodity Real Return Strategy Fund	575
TOTAL EQUITY AND COMMODITY
(Cost $7,147)		7,023

FIXED INCOME—39.1%
Shares		Value
15,811	Harbor Convertible Securities Fund	$ 166
164,539	Harbor High-Yield Bond Fund	1,644
194,286	Harbor Bond Fund	2,308
41,660	Harbor Real Return Fund	395
TOTAL FIXED INCOME
(Cost $4,545)		4,513
TOTAL INVESTMENTS—100.0%
(Cost $11,692)		11,536
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$11,536

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
36

Harbor Target Retirement 2040 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2040 Fund recorded a return of 2.36% (Institutional, Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2040, which gained 3.27%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results. The Fund’s underlying mid-cap and small-cap fund holdings lagged their benchmarks during the fiscal year, though relative-to-benchmark performance improved as the period progressed.

37

Harbor Target Retirement 2040 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
38

Harbor Target Retirement 2040 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607
Cusip	411512403
Ticker	HARYX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$19,448

ADMINISTRATIVE CLASS

Fund #	2707
Cusip	411512601
Ticker	HARZX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2807
Cusip	411512502
Ticker	HABBX
Inception Date	01/02/2009
Net Expense Ratio	0.73% [a]
Total Net Assets (000s)	$21
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	14.6%
Harbor International Growth Fund	10.2%
Harbor Large Cap Value Fund	9.9%
Harbor Capital Appreciation Fund	8.4%
Harbor Mid Cap Value Fund	6.5%
Harbor Small Cap Value Fund	4.7%
Harbor Commodity Real Return Strategy Fund	4.4%
Harbor Mid Cap Growth Fund	4.2%
Harbor Small Cap Growth Fund	3.8%
Harbor Global Growth Fund	3.5%
Fixed Income
Harbor Bond Fund	16.2%
Harbor High-Yield Bond Fund	11.4%
Harbor Real Return Fund	2.2%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
39

Harbor Target Retirement 2040 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2040 Fund
Institutional Class	2.36%	7.87%	9.86%	01/02/2009	$20,885
Administrative Class	2.36	7.87	9.87	01/02/2009	20,901
Investor Class	2.36	7.87	9.87	01/02/2009	20,901
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2040	3.27	7.66	9.92	—	20,976
As stated in the Fund’s current prospectus, the expense ratios were 0.75% (Institutional Class), 1.00% (Administrative Class) and 1.12% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
40

Harbor Target Retirement 2040 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—70.2%
Shares		Value
26,967	Harbor Capital Appreciation Fund	$ 1,628
96,449	Harbor Mid Cap Growth Fund	828
62,845	Harbor Small Cap Growth Fund	750
157,084	Harbor Large Cap Value Fund	1,935
62,668	Harbor Mid Cap Value Fund	1,264
33,760	Harbor Small Cap Value Fund	921
47,139	Harbor International Fund	2,842
153,688	Harbor International Growth Fund	1,981
33,574	Harbor Global Growth Fund	681
231,473	Harbor Commodity Real Return Strategy Fund	859
TOTAL EQUITY AND COMMODITY
(Cost $13,056)		13,689

FIXED INCOME—29.8%
Shares		Value
222,196	Harbor High-Yield Bond Fund	$ 2,220
265,307	Harbor Bond Fund	3,152
45,248	Harbor Real Return Fund	429
TOTAL FIXED INCOME
(Cost $5,879)		5,801
TOTAL INVESTMENTS—100.0%
(Cost $18,935)		19,490
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$19,490

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
41

Harbor Target Retirement 2045 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2045 Fund recorded a return of 1.91% (Institutional, Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2045, which gained 2.90%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Value Fund’s results. The Fund’s underlying mid-cap and small-cap fund holdings lagged their benchmarks during the fiscal year, though relative-to-benchmark performance improved as the period progressed.

42

Harbor Target Retirement 2045 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt. As mentioned above, U.S. below investment-grade bonds rebounded during the fiscal period. Harbor High-Yield Bond Fund, the Fund’s second-largest fixed income fund holding, rose 5.46%, but it lagged its benchmark, the BofA Merrill Lynch U.S. Non-Distressed High Yield Index. The High-Yield Bond Fund’s performance relative to the index was hurt by its underweight and negative selection in the Oil & Gas and Utilities: Gas industries, negative selection in BB rated credits and overweight to B rated credits.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
43

Harbor Target Retirement 2045 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608
Cusip	411511181
Ticker	HACCX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$7,211

ADMINISTRATIVE CLASS

Fund #	2708
Cusip	411511173
Ticker	HADDX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21

INVESTOR CLASS

Fund #	2808
Cusip	411511165
Ticker	HAEEX
Inception Date	01/02/2009
Net Expense Ratio	0.75% [a]
Total Net Assets (000s)	$21
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	16.8%
Harbor International Growth Fund	11.7%
Harbor Large Cap Value Fund	11.4%
Harbor Capital Appreciation Fund	9.6%
Harbor Mid Cap Value Fund	7.5%
Harbor Small Cap Value Fund	5.5%
Harbor Mid Cap Growth Fund	4.9%
Harbor Small Cap Growth Fund	4.4%
Harbor Commodity Real Return Strategy Fund	4.0%
Harbor Global Growth Fund	4.0%
Fixed Income
Harbor Bond Fund	10.9%
Harbor High-Yield Bond Fund	8.2%
Harbor Real Return Fund	1.1%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
44

Harbor Target Retirement 2045 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2045 Fund
Institutional Class	1.91%	8.44%	10.19%	01/02/2009	$21,380
Administrative Class	1.91	8.45	10.19	01/02/2009	21,380
Investor Class	1.91	8.45	10.19	01/02/2009	21,380
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2045	2.90	8.21	10.33	—	21,596
As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class), 1.02% (Administrative Class) and 1.14% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
45

Harbor Target Retirement 2045 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—79.8%
Shares		Value
11,560	Harbor Capital Appreciation Fund	$ 698
41,316	Harbor Mid Cap Growth Fund	354
26,927	Harbor Small Cap Growth Fund	321
67,361	Harbor Large Cap Value Fund	830
26,861	Harbor Mid Cap Value Fund	542
14,476	Harbor Small Cap Value Fund	395
20,202	Harbor International Fund	1,218
65,861	Harbor International Growth Fund	849
14,383	Harbor Global Growth Fund	292
78,733	Harbor Commodity Real Return Strategy Fund	292
TOTAL EQUITY AND COMMODITY
(Cost $5,806)		5,791

FIXED INCOME—20.2%
Shares		Value
59,605	Harbor High-Yield Bond Fund	$ 595
66,151	Harbor Bond Fund	786
8,525	Harbor Real Return Fund	81
TOTAL FIXED INCOME
(Cost $1,464)		1,462
TOTAL INVESTMENTS—100.0%
(Cost $7,270)		7,253
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$7,253

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
46

Harbor Target Retirement 2050 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2009
Paul C. Herbert, CFA, CAIA
Since 2009
Linda M. Molenda
Since 2009
David G. Van Hooser
Since 2009
Harbor Capital has managed the Fund since 2009.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2050 Fund recorded a return of 1.51% (Institutional Class) and 1.50% (Administrative and Investor Classes) for fiscal 2016  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2050, which gained 2.59%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results. The Fund’s underlying mid-cap and small-cap fund holdings lagged their benchmarks during the fiscal year, though relative-to-benchmark performance improved as the period progressed.

47

Harbor Target Retirement 2050 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
48

Harbor Target Retirement 2050 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609
Cusip	411511157
Ticker	HAFFX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$18,728

ADMINISTRATIVE CLASS

Fund #	2709
Cusip	411511140
Ticker	HAGGX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$22

INVESTOR CLASS

Fund #	2809
Cusip	411511132
Ticker	HAHHX
Inception Date	01/02/2009
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$22
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	19.0%
Harbor International Growth Fund	13.2%
Harbor Large Cap Value Fund	13.0%
Harbor Capital Appreciation Fund	10.9%
Harbor Mid Cap Value Fund	8.5%
Harbor Small Cap Value Fund	6.2%
Harbor Mid Cap Growth Fund	5.5%
Harbor Small Cap Growth Fund	5.0%
Harbor Global Growth Fund	4.6%
Harbor Commodity Real Return Strategy Fund	3.4%
Fixed Income
Harbor Bond Fund	5.9%
Harbor High-Yield Bond Fund	4.8%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
49

Harbor Target Retirement 2050 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 01/02/2009 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	Annualized		Inception Date	Final Value of a $10,000 Investment
		5 Years	Life of Fund
Harbor Target Retirement 2050 Fund
Institutional Class	1.51%	9.00%	10.49%	01/02/2009	$21,843
Administrative Class	1.50	9.01	10.50	01/02/2009	21,852
Investor Class	1.50	9.01	10.50	01/02/2009	21,852
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	2.90%	4.30%	—	$13,901
MSCI EAFE (ND)	-3.23	4.99	6.92	—	16,889
Russell 3000®	4.24	13.35	14.16	—	28,215
Composite Index 2050	2.59	8.70	10.60	—	22,024
As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
50

Harbor Target Retirement 2050 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—89.3%
Shares		Value
33,969	Harbor Capital Appreciation Fund	$ 2,050
120,730	Harbor Mid Cap Growth Fund	1,036
78,740	Harbor Small Cap Growth Fund	940
198,006	Harbor Large Cap Value Fund	2,439
78,857	Harbor Mid Cap Value Fund	1,591
42,447	Harbor Small Cap Value Fund	1,158
59,253	Harbor International Fund	3,573
192,543	Harbor International Growth Fund	2,482
41,995	Harbor Global Growth Fund	852
173,186	Harbor Commodity Real Return Strategy Fund	642
TOTAL EQUITY AND COMMODITY
(Cost $16,155)		16,763

FIXED INCOME—10.7%
Shares		Value
90,230	Harbor High-Yield Bond Fund	$ 901
93,229	Harbor Bond Fund	1,108
TOTAL FIXED INCOME
(Cost $2,014)		2,009
TOTAL INVESTMENTS—100.0%
(Cost $18,169)		18,772
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$18,772

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
51

Harbor Target Retirement 2055 Fund
Managers Commentary (Unaudited)

Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Dr. 34th Floor
Chicago, IL 60606
Portfolio Managers
Brian L. Collins, CFA
Since 2014
Paul C. Herbert, CFA, CAIA
Since 2014
Linda M. Molenda
Since 2014
David G. Van Hooser
Since 2014
Harbor Capital has managed the Fund since 2014.
Investment Objective
Capital appreciation and current income consistent with the Fund’s current asset allocation
Market Review
With few exceptions, markets produced low returns or declines in fiscal 2016. Most corners of the U.S. stock market were in the black for the period. Fixed income markets provided stable positive performance. Non-U.S. markets had divergent performance, with emerging markets’ equities flourishing and developed markets’ stocks floundering. Commodities once again declined.
The Russell 3000® Index, an index of U.S. stocks increased by 4.24%. Value stocks thoroughly outperformed growth stocks during the fiscal period. Small cap value stocks, as measured by the Russell 2000® Value Index, led the way, with a return of 8.81%. The Russell 2000® Growth Index, a gauge of small cap growth stocks, declined by -0.49%. The S&P 500 Index, an index of large-cap U.S. stocks, gained 4.51%. Nine of the S&P 500’s 11 sectors posted gains during the year, led by Utilities (+17%), Information Technology (+11%) and Telecommunications Services (+11%). The two sectors that declined were Health Care (-4%) and Consumer Discretionary (-2%).
Performance for non-U.S. stocks was mixed. The stocks of non-U.S. developed market companies, as measured by the MSCI EAFE (ND) Index, lost -3.23% during the fiscal year. The MSCI Emerging Markets (ND) Index, a benchmark of developing markets’ equities, turned in a robust gain of 9.27% (all international and global returns are in U.S. dollars). Among developed countries, the U.K. was a relative laggard (-10%), while among emerging countries, Brazil was a positive standout (+71%). The Materials sector powered forward in both indices (+12% for EAFE and +20% for Emerging Markets), while as in the U.S., healthcare stocks declined (-11% for EAFE and -5% for Emerging Markets).
Bonds of various types delivered comfortable gains. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%. Inflation-protected U.S. government bonds fared a bit better, with the Bloomberg Barclays U.S. TIPS Index finishing the fiscal year higher by 5.89%. The BofA Merrill Lynch U.S. Non-Distressed High Yield Index, representing higher-quality bonds in the U.S. below-investment grade corporate bond market, recovered from a difficult start to the period, rising 8.21% for the 12-month stretch. Finally, convertible bonds, per the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, were 4.48% higher over fiscal 2016.
Though commodities markets’ performance improved relative to previous recent fiscal years, the group finished lower. The Bloomberg Commodity Index Total ReturnSM declined by -2.62%.
Performance
Harbor Target Retirement 2055 Fund recorded a return of 1.38% (Institutional Class) and 1.39% (Administrative and Investor Classes) for fiscal 2016.  The Fund, which provides exposure to fixed-income and equity investments through its holdings in Harbor Funds focusing on different areas within these asset classes, had mixed results relative to its primary benchmarks during the period.  The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. investment grade bonds, climbed by 4.37%; the MSCI EAFE (ND) Index, measuring non-U.S. developed market equity performance, lost -3.23%; the Russell 3000® Index, an index of U.S. stocks, increased by 4.24%.  The Fund trailed the additional benchmark, Composite Index 2055, which gained 2.49%.
The U.S. stock funds held by the Fund had mixed results, but each began to rally later in the fiscal period. Harbor Capital Appreciation Fund, which returned -1.23%, was the largest detractor (all underlying fund returns cited are for the respective fund’s Institutional Class shares). The Harbor Capital Appreciation Fund trailed the Russell 1000® Growth Index by 351 basis points. Its relative performance was hurt by sector allocation decisions, overweight to the hard-hit Consumer Discretionary sector, and by stock selection decisions – particularly its holdings of specialty-pharmaceutical companies within the Health Care sector. Harbor Large Cap Value Fund gained 7.14% to outperform the Russell 1000® Value Index by 77 basis points and was a relative bright spot among the domestic equity funds for the period. Sector allocation decisions, in particular to underweight Financials and to overweight Information Technology along with strong stock selection, aided the Harbor Large Cap Value Fund’s results. The Fund’s underlying mid-cap and small-cap fund holdings lagged their benchmarks during the fiscal year, though relative-to-benchmark performance improved as the period progressed.

52

Harbor Target Retirement 2055 Fund
Managers Commentary—Continued

International and global stock funds held by the Fund had mixed results as well, but similar to the U.S. stock funds, began to rally later in the fiscal period. Non-U.S. markets continued to be hampered by concerns of global economic weakness and the effects of central bank policy responses. Harbor International Fund, the Fund’s most significant non-U.S. equity fund holding, returned -3.74%, which trailed the MSCI EAFE (ND) Index by 51 basis points. The Harbor International Fund’s overweight to Switzerland and France and its stock selection within the Health Care sector detracted from performance. The Harbor International Fund’s underweight to Japan and exposure to out-of-benchmark countries such as the U.S., Brazil and Canada, plus strong stock selection in the gaming and internet retail industries contributed to performance. The Fund’s exposure to the Harbor International Growth Fund mitigated the weaker performance of the other underlying funds. Harbor International Growth Fund gained 2.46% to outperform the MSCI All Country World Ex. U.S. Index by 224 basis points. The Harbor International Growth Fund benefitted from positive stock selection decisions within Consumer Discretionary, Consumer Staples, and Health Care sectors.
The Fund’s fixed income fund holdings showed overall positive, absolute performance across the lineup during fiscal 2016. Harbor Bond Fund, the largest fixed income underlying fund position, gained 4.70% outperforming the Bloomberg Barclays U.S. Aggregate Bond Index by 33 basis points. High-quality bonds were helped during the period as Treasury yields continued to fall. The Fund also benefitted from exposure to Treasury Inflation-Protected Securities (TIPS) as market expectation for future inflation rose, and to better-yielding sectors such as non-agency mortgage-backed securities, high-yield bonds and emerging markets debt.

This report contains the current opinions of Harbor Capital Advisors, Inc. as of the date of this report and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
53

Harbor Target Retirement 2055 Fund
Fund Summary—October 31, 2016 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2610
Cusip	411512635
Ticker	HATRX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$1,240

ADMINISTRATIVE CLASS

Fund #	2710
Cusip	411512627
Ticker	HATAX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10

INVESTOR CLASS

Fund #	2810
Cusip	411512619
Ticker	HATTX
Inception Date	11/01/2014
Net Expense Ratio	0.77% [a]
Total Net Assets (000s)	$10
Asset Allocation (% of investments)
Equity and Commodity
Harbor International Fund	19.9%
Harbor International Growth Fund	14.0%
Harbor Large Cap Value Fund	13.5%
Harbor Capital Appreciation Fund	11.4%
Harbor Mid Cap Value Fund	8.8%
Harbor Small Cap Value Fund	6.4%
Harbor Mid Cap Growth Fund	5.9%
Harbor Small Cap Growth Fund	5.2%
Harbor Global Growth Fund	4.9%
Harbor Commodity Real Return Strategy Fund	3.0%
Fixed Income
Harbor Bond Fund	3.9%
Harbor High-Yield Bond Fund	3.1%

a	The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. For the year ended October 31, 2016, all Independent Trustees compensation, 12b-1 fees and transfer agent fees have been voluntarily waived. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.
54

Harbor Target Retirement 2055 Fund
Fund Performance Summary (Unaudited)

The graph compares a $10,000 investment in the Fund with the performance of the broad based market indices. The Fund’s performance assumes the reinvestment of all dividend and capital gain distributions.
CHANGE IN A $10,000 INVESTMENT
For the period 11/01/2014 through 10/31/2016

TOTAL RETURNS For the periods ended 10/31/2016	1 Year	5 Years	Annualized	Inception Date	Final Value of a $10,000 Investment
			Life of Fund
Harbor Target Retirement 2055 Fund
Institutional Class	1.38%	N/A	1.83%	11/01/2014	$10,370
Administrative Class	1.39	N/A	1.83	11/01/2014	10,370
Investor Class	1.39	N/A	1.83	11/01/2014	10,370
Comparative Indices
Bloomberg Barclays U.S. Aggregate Bond	4.37%	N/A	3.16%	—	$10,641
MSCI EAFE (ND)	-3.23	N/A	-1.66	—	9,671
Russell 3000®	4.24	N/A	4.37	—	10,892
Composite Index 2055	2.49	N/A	1.36	—	10,273
As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.
Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting harborfunds.com. See the Glossary at the end of this report for a description of the Composite Index.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed. Without these waivers and reimbursements, the returns would have been lower.
55

Harbor Target Retirement 2055 Fund†
Portfolio of Investments—October 31, 2016

Value and Cost in Thousands

EQUITY AND COMMODITY—93.0%
Shares		Value
2,379	Harbor Capital Appreciation Fund	$ 144
8,576	Harbor Mid Cap Growth Fund	74
5,570	Harbor Small Cap Growth Fund	66
13,841	Harbor Large Cap Value Fund	170
5,528	Harbor Mid Cap Value Fund	111
2,980	Harbor Small Cap Value Fund	81
4,164	Harbor International Fund	251
13,637	Harbor International Growth Fund	176
2,985	Harbor Global Growth Fund	61
10,121	Harbor Commodity Real Return Strategy Fund	38
TOTAL EQUITY AND COMMODITY
(Cost $1,179)		1,172

FIXED INCOME—7.0%
Shares		Value
3,963	Harbor High-Yield Bond Fund	$ 39
4,092	Harbor Bond Fund	49
TOTAL FIXED INCOME
(Cost $88)		88
TOTAL INVESTMENTS—100.0%
(Cost $1,267)		1,260
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		— [a]
TOTAL NET ASSETS—100.0%		$1,260

Fair Value Measurements
All holdings at October 31, 2016 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2016 or 2015, and no transfers between levels during the year.
For more information on valuation inputs and their aggregation into the levels identified above, please refer to Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2055 Fund is investing in Institutional Class shares of affiliated Harbor Funds.
a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.
56

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57

Harbor Target Retirement Funds
Statements of Assets and Liabilities—October 31, 2016

(All amounts in thousands, except per share amounts)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
ASSETS
Investments, at identified cost	$14,109	$6,643	$25,757	$14,491	$24,758	$11,692	$18,935	$7,270	$18,169	$1,267
Investments in affiliated funds, at value	$13,837	$6,609	$25,455	$14,331	$24,673	$11,536	$19,490	$7,253	$18,772	$1,260
Receivables for:
Investments in affiliated funds sold	—	—	34	—	51	—	—	1	—	—
Capital shares sold	—	—	—	14	—	6	1	—	—	—
Distributions from affiliated funds	1	—	—	—	—	—	—	—	—	—
Total Assets	13,838	6,609	25,489	14,345	24,724	11,542	19,491	7,254	18,772	1,260
LIABILITIES
Payables for:
Investments in affiliated funds purchased	1	—	—	14	—	6	1	1	—	—
Capital shares reacquired	—	—	34	—	51	—	—	—	—	—
Total Liabilities	1	—	34	14	51	6	1	1	—	—
NET ASSETS	$13,837	$6,609	$25,455	$14,331	$24,673	$11,536	$19,490	$7,253	$18,772	$1,260
Net Assets Consist of:
Paid-in capital	$14,367	$6,991	$26,226	$14,620	$24,479	$11,738	$18,333	$7,120	$17,279	$1,272
Accumulated undistributed net investment income/(loss)	15	83	301	145	252	99	139	31	62	3
Accumulated net realized gain/(loss)	(273)	(431)	(770)	(274)	27	(145)	463	119	828	(8)
Unrealized appreciation/(depreciation) of investments	(272)	(34)	(302)	(160)	(85)	(156)	555	(17)	603	(7)
	$13,837	$6,609	$25,455	$14,331	$24,673	$11,536	$19,490	$7,253	$18,772	$1,260
NET ASSET VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$13,805	$6,574	$25,419	$14,293	$24,634	$11,496	$19,448	$7,211	$18,728	$1,240
Shares of beneficial interest[1]	1,546	629	2,736	1,214	2,864	889	2,310	533	2,030	124
Net asset value per share[2]	$ 8.93	$10.45	$ 9.29	$ 11.78	$ 8.60	$ 12.93	$ 8.42	$13.51	$ 9.23	$10.02
Administrative Class
Net assets	$ 16	$ 17	$ 18	$ 19	$ 19	$ 20	$ 21	$ 21	$ 22	$ 10
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 8.93	$10.44	$ 9.28	$ 11.78	$ 8.60	$ 12.92	$ 8.43	$13.51	$ 9.24	$10.02
Investor Class
Net assets	$ 16	$ 18	$ 18	$ 19	$ 20	$ 20	$ 21	$ 21	$ 22	$ 10
Shares of beneficial interest[1]	2	2	2	2	2	2	2	2	2	1
Net asset value per share[2]	$ 8.93	$10.45	$ 9.29	$ 11.78	$ 8.60	$ 12.92	$ 8.43	$13.51	$ 9.24	$10.02

1	Par value $0.01 (unlimited authorizations)
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
The accompanying notes are an integral part of the Financial Statements.

58

Harbor Target Retirement Funds
Statements of Operations—Year Ended October 31, 2016

(All amounts in thousands)
	Harbor Target Retirement Income Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund	Harbor Target Retirement 2055 Fund
Investment Income
Dividends from affiliated funds	$ 396	$ 203	$ 727	$ 324	$ 605	$ 222	$ 385	$ 95	$ 247	$ 11
Total Investment Income	396	203	727	324	605	222	385	95	247	11
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net expenses	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	396	203	727	324	605	222	385	95	247	11
Realized and Change in Net Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	(254)	(287)	(692)	(240)	(100)	(220)	128	3	414	(33)
Distributions received from affiliated funds	157	107	443	214	528	229	564	180	672	31
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	201	211	343	120	(414)	91	(703)	(148)	(1,123)	3
Net gain/(loss) on investment transactions	104	31	94	94	14	100	(11)	35	(37)	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ 500	$ 234	$ 821	$ 418	$ 619	$ 322	$ 374	$ 130	$ 210	$ 12

a	Rounds to less than $1,000
The accompanying notes are an integral part of the Financial Statements.

59

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60

Harbor Target Retirement Funds
Statements of Changes In Net Assets

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income/(loss)	$ 396	$ 578	$ 203	$ 331	$ 727	$ 922	$ 324	$ 328
Net realized gain/(loss) on sale of affiliated funds	(254)	178	(287)	(66)	(692)	927	(240)	164
Realized gain distributions received from affiliated funds	157	264	107	216	443	656	214	256
Change in net unrealized appreciation/(depreciation) on affiliated funds	201	(904)	211	(436)	343	(2,384)	120	(755)
Net increase/(decrease) in assets resulting from operations	500	116	234	45	821	121	418	(7)
Distributions to Shareholders
Net investment income:
Institutional Class	(449)	(607)	(261)	(373)	(859)	(972)	(352)	(327)
Administrative Class	(1)	(1)	(1)	—	(1)	(1)	—	—
Investor Class	—	(1)	—	(1)	—	—	(1)	(1)
Net realized gain on investments:
Institutional Class	(466)	(442)	(218)	(512)	(1,705)	(1,066)	(501)	(607)
Administrative Class	—	—	—	(1)	(1)	(1)	(1)	(1)
Investor Class	(1)	(1)	(1)	(1)	(1)	—	(1)	(1)
Total distributions to shareholders	(917)	(1,052)	(481)	(888)	(2,567)	(2,040)	(856)	(937)
Net Increase/(Decrease) Derived from Capital Share Transactions	(900)	(1,350)	(955)	(2,580)	(123)	(1,916)	3,246	1,819
Net increase/(decrease) in net assets	(1,317)	(2,286)	(1,202)	(3,423)	(1,869)	(3,835)	2,808	875
Net Assets
Beginning of period	15,154	17,440	7,811	11,234	27,324	31,159	11,523	10,648
End of period*	$13,837	$15,154	$ 6,609	$ 7,811	$25,455	$27,324	$14,331	$11,523
* Includes accumulated undistributed net investment income/(loss) of:	$ 15	$ 18	$ 83	$ 115	$ 301	$ 346	$ 145	$137
The accompanying notes are an integral part of the Financial Statements.

61

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014[a] through October 31, 2015

$ 605	$ 662	$ 222	$ 194	$ 385	$ 385	$ 95	$ 77	$ 247	$ 275	$ 11	$ 2
(100)	683	(220)	118	128	651	3	94	414	1,108	(33)	(3)
528	686	229	246	564	655	180	167	672	841	31	3
(414)	(1,963)	91	(548)	(703)	(1,531)	(148)	(309)	(1,123)	(1,908)	3	(10)
619	68	322	10	374	160	130	29	210	316	12	(8)

(700)	(687)	(238)	(192)	(451)	(422)	(106)	(83)	(305)	(340)	(12)	(1)
(1)	(1)	—	(1)	—	(1)	—	—	(1)	(1)	—	—
(1)	(1)	—	—	—	—	—	—	—	—	—	—

(1,477)	(1,450)	(403)	(547)	(1,314)	(1,261)	(272)	(230)	(1,978)	(1,784)	(3)	—
(1)	(1)	(1)	(2)	(2)	(1)	(1)	(1)	(3)	(2)	—	—
(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)	—	—
(2,181)	(2,141)	(643)	(743)	(1,768)	(1,686)	(380)	(315)	(2,289)	(2,129)	(15)	(1)
1,113	2,430	2,811	2,032	1,039	2,398	1,938	1,570	1,587	601	481	791
(449)	357	2,490	1,299	(355)	872	1,688	1,284	(492)	(1,212)	478	782

25,122	24,765	9,046	7,747	19,845	18,973	5,565	4,281	19,264	20,476	782	—
$24,673	$25,122	$11,536	$9,046	$19,490	$19,845	$7,253	$5,565	$18,772	$19,264	$1,260	$782
$ 252	$ 271	$ 99	$ 84	$ 139	$ 138	$ 31	$ 24	$ 62	$ 60	$ 3	$1
62

Harbor Target Retirement Funds
Statements of Changes in Net Assets—Capital Stock Activity

(All amounts in thousands)
	Harbor Target Retirement Income Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund		Harbor Target Retirement 2025 Fund
	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$ 1,979	$ 2,095	$ 1,226	$ 1,292	$ 5,082	$ 5,101	$ 4,503	$ 2,916
Reinvested distributions	915	1,049	479	885	2,563	2,038	853	933
Cost of shares reacquired	(3,796)	(4,496)	(2,662)	(4,759)	(7,771)	(9,056)	(2,112)	(2,033)
Net increase/(decrease) in net assets	$ (902)	$(1,352)	$ (957)	$(2,582)	$ (126)	$(1,917)	$ 3,244	$ 1,816
Administrative Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	1	1	1	1	2	1	1	1
Net increase/(decrease) in net assets	$ 1	$ 1	$ 1	$ 1	$ 2	$ 1	$ 1	$ 1
Investor Class
Net proceeds from sale of shares	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Reinvested distributions	1	1	1	1	1	—	1	2
Net increase/(decrease) in net assets	$ 1	$ 1	$ 1	$ 1	$ 1	$ —	$ 1	$ 2
SHARES
Institutional Class
Shares sold	226	224	121	117	561	506	391	232
Shares issued due to reinvestment of distributions	107	114	49	83	293	207	77	76
Shares reacquired	(432)	(478)	(263)	(437)	(863)	(895)	(186)	(164)
Net increase/(decrease) in shares outstanding	(99)	(140)	(93)	(237)	(9)	(182)	282	144
Beginning of period	1,645	1,785	722	959	2,745	2,927	932	788
End of period	1,546	1,645	629	722	2,736	2,745	1,214	932
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	1	—	—	—	1	—
Net increase/(decrease) in shares outstanding	—	—	1	—	—	—	1	—
Beginning of period	2	2	1	1	2	2	1	1
End of period	2	2	2	1	2	2	2	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	1	—	—	—	1	—
Net increase/(decrease) in shares outstanding	—	—	1	—	—	—	1	—
Beginning of period	2	2	1	1	2	2	1	1
End of period	2	2	2	1	2	2	2	1
The accompanying notes are an integral part of the Financial Statements.

63

Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund		Harbor Target Retirement 2055 Fund
November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014 through October 31, 2015	November 1, 2015 through October 31, 2016	November 1, 2014[a] through October 31, 2015

$ 4,715	$ 5,213	$ 4,330	$ 2,899	$ 4,210	$ 3,865	$ 2,976	$1,953	$ 3,233	$ 3,359	$ 847	$833
2,177	2,137	641	739	1,763	1,683	378	312	2,283	2,124	15	1
(5,783)	(4,923)	(2,162)	(1,609)	(4,937)	(3,153)	(1,418)	(697)	(3,934)	(4,886)	(381)	(63)
$ 1,109	$ 2,427	$ 2,809	$ 2,029	$ 1,036	$ 2,395	$ 1,936	$1,568	$ 1,582	$ 597	$ 481	$771

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
2	2	1	2	2	2	1	1	3	2	—	—
$ 2	$ 2	$ 1	$ 2	$ 2	$ 2	$ 1	$ 1	$ 3	$ 2	$ —	$ 10

$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 10
2	1	1	1	1	1	1	1	2	2	—	—
$ 2	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1	$ 2	$ 2	$ —	$ 10

561	558	345	210	514	420	225	135	357	317	87	82
270	234	53	55	222	188	30	22	262	208	2	—
(697)	(527)	(173)	(118)	(615)	(343)	(109)	(49)	(439)	(467)	(41)	(6)
134	265	225	147	121	265	146	108	180	58	48	76
2,730	2,465	664	517	2,189	1,924	387	279	1,850	1,792	76	—
2,864	2,730	889	664	2,310	2,189	533	387	2,030	1,850	124	76

—	—	—	—	—	—	—	—	—	—	—	1
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	1	—
2	2	2	1	2	2	2	1	2	2	1	1

—	—	—	—	—	—	—	—	—	—	—	1
—	—	1	—	—	—	1	—	—	—	—	—
—	—	1	—	—	—	1	—	—	—	—	1
2	2	1	1	2	2	1	1	2	2	1	—
2	2	2	1	2	2	2	1	2	2	1	1
64

Harbor Target Retirement Funds Financial Highlights
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$ 10.14
Income from Investment Operations
Net investment income/(loss)[a]	0.25 [c]	0.34 [c]	0.22	0.23	0.23
Net realized and unrealized gains/(losses) on investments	0.08	(0.30)	0.19	0.20	0.61
Total from investment operations	0.33	0.04	0.41	0.43	0.84
Less Distributions
Dividends from net investment income	(0.29)	(0.35)	(0.28)	(0.38)	(0.31)
Distributions from net realized capital gains[1]	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)
Total distributions	(0.59)	(0.60)	(0.49)	(0.55)	(1.03)
Net asset value end of period	8.93	9.19	9.75	9.83	9.95
Net assets end of period (000s)	$13,805	$15,124	$17,410	$15,510	$16,383
Ratios and Supplemental Data (%)
Total return[b]	3.91%	0.46%	4.32%	4.49%	9.23%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.87	3.57	2.14	2.36	2.26
Portfolio turnover[3]	26	24	20	28	21

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.77	$ 11.68	$ 11.87	$ 11.52	$ 11.47
Income from Investment Operations
Net investment income/(loss)[a]	0.29 [c]	0.36 [c]	0.24	0.28	0.29
Net realized and unrealized gains/(losses) on investments	0.05	(0.35)	0.29	0.60	0.69
Total from investment operations	0.34	0.01	0.53	0.88	0.98
Less Distributions
Dividends from net investment income	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)
Distributions from net realized capital gains[1]	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)
Total distributions	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)
Net asset value end of period	10.45	10.77	11.68	11.87	11.52
Net assets end of period (000s)	$ 6,574	$ 7,778	$11,200	$10,654	$10,832
Ratios and Supplemental Data (%)
Total return[b]	3.59%	0.13%	4.73%	7.89%	9.49%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.82	3.26	2.08	2.43	2.14
Portfolio turnover[3]	32	26	38	48	50
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13	$ 9.19	$ 9.75	$ 9.83	$ 9.95	$10.13

0.25 [c]	0.32 [c]	0.21	0.24	0.23	0.25 [c]	0.33 [c]	0.21	0.24	0.23
0.08	(0.28)	0.20	0.19	0.62	0.08	(0.29)	0.20	0.19	0.62
0.33	0.04	0.41	0.43	0.85	0.33	0.04	0.41	0.43	0.85

(0.29)	(0.35)	(0.28)	(0.38)	(0.31)	(0.29)	(0.35)	(0.28)	(0.38)	(0.31)
(0.30)	(0.25)	(0.21)	(0.17)	(0.72)	(0.30)	(0.25)	(0.21)	(0.17)	(0.72)
(0.59)	(0.60)	(0.49)	(0.55)	(1.03)	(0.59)	(0.60)	(0.49)	(0.55)	(1.03)
8.93	9.19	9.75	9.83	9.95	8.93	9.19	9.75	9.83	9.95
$ 16	$ 15	$ 15	$ 14	$ 14	$ 16	$ 15	$ 15	$ 15	$ 14

3.91%	0.46%	4.32%	4.49%	9.34%	3.91%	0.46%	4.32%	4.49%	9.34%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.82	3.46	2.12	2.35	2.24	2.82	3.47	2.12	2.35	2.24
26	24	20	28	21	26	24	20	28	21

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$10.77	$11.68	$11.87	$11.52	$11.47	$10.77	$11.68	$11.87	$11.52	$11.47

0.28 [c]	0.34 [c]	0.23	0.27	0.24	0.28 [c]	0.34 [c]	0.23	0.27	0.24
0.05	(0.33)	0.30	0.61	0.74	0.06	(0.33)	0.30	0.61	0.74
0.33	0.01	0.53	0.88	0.98	0.34	0.01	0.53	0.88	0.98

(0.36)	(0.39)	(0.31)	(0.44)	(0.36)	(0.36)	(0.39)	(0.31)	(0.44)	(0.36)
(0.30)	(0.53)	(0.41)	(0.09)	(0.57)	(0.30)	(0.53)	(0.41)	(0.09)	(0.57)
(0.66)	(0.92)	(0.72)	(0.53)	(0.93)	(0.66)	(0.92)	(0.72)	(0.53)	(0.93)
10.44	10.77	11.68	11.87	11.52	10.45	10.77	11.68	11.87	11.52
$ 17	$ 16	$ 17	$ 16	$ 15	$ 18	$ 17	$ 17	$ 16	$ 15

3.50%	0.14%	4.73%	7.89%	9.49%	3.59%	0.13%	4.73%	7.89%	9.49%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.75	3.12	2.06	2.40	2.21	2.76	3.12	2.06	2.40	2.21
32	26	38	48	50	32	26	38	48	50
66

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.94	$ 10.63	$ 10.78	$ 10.43	$ 10.92
Income from Investment Operations
Net investment income/(loss)[a]	0.26 [c]	0.32 [c]	0.23	0.26	0.25
Net realized and unrealized gains/(losses) on investments	0.04	(0.30)	0.29	0.68	0.64
Total from investment operations	0.30	0.02	0.52	0.94	0.89
Less Distributions
Dividends from net investment income	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)
Distributions from net realized capital gains[1]	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)
Total distributions	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)
Net asset value end of period	9.29	9.94	10.63	10.78	10.43
Net assets end of period (000s)	$25,419	$27,290	$31,124	$27,397	$28,353
Ratios and Supplemental Data (%)
Total return[b]	3.56%	0.30%	5.06%	9.43%	9.71%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.83	3.19	2.18	2.56	2.25
Portfolio turnover[3]	33	28	19	36	22

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 12.32	$ 13.48	$ 13.44	$ 12.69	$ 12.50
Income from Investment Operations
Net investment income/(loss)[a]	0.31 [c]	0.37 [c]	0.29	0.34	0.27
Net realized and unrealized gains/(losses) on investments	0.05	(0.36)	0.40	1.04	0.81
Total from investment operations	0.36	0.01	0.69	1.38	1.08
Less Distributions
Dividends from net investment income	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)
Distributions from net realized capital gains[1]	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)
Total distributions	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)
Net asset value end of period	11.78	12.32	13.48	13.44	12.69
Net assets end of period (000s)	$14,293	$11,487	$10,612	$ 8,728	$ 7,204
Ratios and Supplemental Data (%)
Total return[b]	3.39%	0.11%	5.37%	11.33%	9.62%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.69	2.91	2.06	2.44	2.18
Portfolio turnover[3]	25	25	33	32	30
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$ 9.94	$10.63	$10.77	$10.42	$10.91	$ 9.94	$10.63	$10.77	$10.43	$10.92

0.25 [c]	0.31 [c]	0.23	0.26	0.23	0.25 [c]	0.31 [c]	0.23	0.26	0.23
0.04	(0.29)	0.30	0.68	0.66	0.05	(0.29)	0.30	0.67	0.66
0.29	0.02	0.53	0.94	0.89	0.30	0.02	0.53	0.93	0.89

(0.32)	(0.34)	(0.30)	(0.40)	(0.32)	(0.32)	(0.34)	(0.30)	(0.40)	(0.32)
(0.63)	(0.37)	(0.37)	(0.19)	(1.06)	(0.63)	(0.37)	(0.37)	(0.19)	(1.06)
(0.95)	(0.71)	(0.67)	(0.59)	(1.38)	(0.95)	(0.71)	(0.67)	(0.59)	(1.38)
9.28	9.94	10.63	10.77	10.42	9.29	9.94	10.63	10.77	10.43
$ 18	$ 17	$ 17	$ 16	$ 15	$ 18	$ 17	$ 18	$ 17	$ 15

3.46%	0.30%	5.16%	9.44%	9.72%	3.56%	0.30%	5.16%	9.34%	9.71%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.79	3.11	2.17	2.50	2.25	2.79	3.11	2.17	2.50	2.25
33	28	19	36	22	33	28	19	36	22

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$12.32	$13.48	$13.44	$12.69	$12.50	$12.32	$13.48	$13.44	$12.69	$12.50

0.31 [c]	0.37 [c]	0.28	0.32	0.26	0.31 [c]	0.37 [c]	0.28	0.32	0.26
0.05	(0.36)	0.41	1.06	0.82	0.05	(0.36)	0.41	1.06	0.82
0.36	0.01	0.69	1.38	1.08	0.36	0.01	0.69	1.38	1.08

(0.37)	(0.41)	(0.36)	(0.45)	(0.32)	(0.37)	(0.41)	(0.36)	(0.45)	(0.32)
(0.53)	(0.76)	(0.29)	(0.18)	(0.57)	(0.53)	(0.76)	(0.29)	(0.18)	(0.57)
(0.90)	(1.17)	(0.65)	(0.63)	(0.89)	(0.90)	(1.17)	(0.65)	(0.63)	(0.89)
11.78	12.32	13.48	13.44	12.69	11.78	12.32	13.48	13.44	12.69
$ 19	$ 18	$ 18	$ 17	$ 16	$ 19	$ 18	$ 18	$ 17	$ 15

3.40%	0.12%	5.37%	11.33%	9.62%	3.40%	0.12%	5.37%	11.33%	9.62%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.74	2.94	2.13	2.50	2.14	2.74	2.94	2.13	2.50	2.14
25	25	33	32	30	25	25	33	32	30
68

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.19	$ 10.04	$ 10.22	$ 9.56	$ 10.59
Income from Investment Operations
Net investment income/(loss)[a]	0.21 [c]	0.24 [c]	0.21	0.25	0.21
Net realized and unrealized gains/(losses) on investments	0.01	(0.23)	0.35	1.04	0.56
Total from investment operations	0.22	0.01	0.56	1.29	0.77
Less Distributions
Dividends from net investment income	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)
Distributions from net realized capital gains[1]	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)
Total distributions	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)
Net asset value end of period	8.60	9.19	10.04	10.22	9.56
Net assets end of period (000s)	$24,634	$25,084	$24,727	$23,994	$22,862
Ratios and Supplemental Data (%)
Total return[b]	2.96%	0.13%	5.79%	14.19%	9.64%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.54	2.55	1.99	2.42	2.03
Portfolio turnover[3]	31	24	22	31	27

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 13.56	$ 14.92	$ 14.52	$ 13.01	$ 12.99
Income from Investment Operations
Net investment income/(loss)[a]	0.27 [c]	0.30 [c]	0.29	0.33	0.24
Net realized and unrealized gains/(losses) on investments	0.04	(0.26)	0.58	1.85	0.87
Total from investment operations	0.31	0.04	0.87	2.18	1.11
Less Distributions
Dividends from net investment income	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)
Distributions from net realized capital gains[1]	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)
Total distributions	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)
Net asset value end of period	12.93	13.56	14.92	14.52	13.01
Net assets end of period (000s)	$11,496	$ 9,007	$ 7,708	$ 5,397	$ 2,794
Ratios and Supplemental Data (%)
Total return[b]	2.70%	0.34%	6.19%	17.43%	9.86%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.17	2.17	1.64	2.08	1.79
Portfolio turnover[3]	26	22	39	12	41
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$ 9.19	$10.03	$10.22	$ 9.56	$10.58	$ 9.19	$10.03	$10.22	$ 9.56	$10.58

0.21 [c]	0.24 [c]	0.20	0.24	0.20	0.21 [c]	0.24 [c]	0.20	0.24	0.20
0.01	(0.22)	0.35	1.05	0.58	0.01	(0.22)	0.35	1.05	0.58
0.22	0.02	0.55	1.29	0.78	0.22	0.02	0.55	1.29	0.78

(0.26)	(0.28)	(0.27)	(0.33)	(0.26)	(0.26)	(0.28)	(0.27)	(0.33)	(0.26)
(0.55)	(0.58)	(0.47)	(0.30)	(1.54)	(0.55)	(0.58)	(0.47)	(0.30)	(1.54)
(0.81)	(0.86)	(0.74)	(0.63)	(1.80)	(0.81)	(0.86)	(0.74)	(0.63)	(1.80)
8.60	9.19	10.03	10.22	9.56	8.60	9.19	10.03	10.22	9.56
$ 19	$ 19	$ 19	$ 18	$ 16	$ 20	$ 19	$ 19	$ 18	$ 16

2.97%	0.24%	5.70%	14.20%	9.74%	2.97%	0.24%	5.70%	14.20%	9.74%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.54	2.59	1.97	2.40	2.02	2.54	2.59	1.97	2.40	2.02
31	24	22	31	27	31	24	22	31	27

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$13.55	$14.91	$14.51	$13.01	$12.99	$13.55	$14.91	$14.51	$13.01	$12.99

0.29 [c]	0.31 [c]	0.27	0.32	0.25	0.29 [c]	0.31 [c]	0.27	0.32	0.25
0.02	(0.27)	0.60	1.85	0.86	0.02	(0.27)	0.60	1.85	0.86
0.31	0.04	0.87	2.17	1.11	0.31	0.04	0.87	2.17	1.11

(0.35)	(0.36)	(0.33)	(0.40)	(0.25)	(0.35)	(0.36)	(0.33)	(0.40)	(0.25)
(0.59)	(1.04)	(0.14)	(0.27)	(0.84)	(0.59)	(1.04)	(0.14)	(0.27)	(0.84)
(0.94)	(1.40)	(0.47)	(0.67)	(1.09)	(0.94)	(1.40)	(0.47)	(0.67)	(1.09)
12.92	13.55	14.91	14.51	13.01	12.92	13.55	14.91	14.51	13.01
$ 20	$ 20	$ 20	$ 19	$ 16	$ 20	$ 19	$ 19	$ 18	$ 16

2.70%	0.34%	6.19%	17.36%	9.87%	2.70%	0.34%	6.19%	17.36%	9.87%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.30	2.27	1.80	2.30	1.93	2.30	2.27	1.80	2.30	1.93
26	22	39	12	41	26	22	39	12	41
70

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 9.05	$ 9.84	$ 10.01	$ 9.19	$ 10.85
Income from Investment Operations
Net investment income/(loss)[a]	0.17 [c]	0.18 [c]	0.17	0.22	0.18
Net realized and unrealized gains/(losses) on investments	(0.01)	(0.10)	0.46	1.52	0.50
Total from investment operations	0.16	0.08	0.63	1.74	0.68
Less Distributions
Dividends from net investment income	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)
Distributions from net realized capital gains[1]	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)
Total distributions	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)
Net asset value end of period	8.42	9.05	9.84	10.01	9.19
Net assets end of period (000s)	$19,448	$19,805	$18,933	$17,963	$15,554
Ratios and Supplemental Data (%)
Total return[b]	2.36%	0.94%	6.77%	20.63%	9.76%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	2.03	1.96	1.59	2.24	1.71
Portfolio turnover[3]	30	18	22	22	27

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 14.25	$ 15.17	$ 14.85	$ 12.42	$ 12.85
Income from Investment Operations
Net investment income/(loss)[a]	0.21 [c]	0.23 [c]	0.23	0.29	0.19
Net realized and unrealized gains/(losses) on investments	0.01	(0.06)	0.80	2.58	0.81
Total from investment operations	0.22	0.17	1.03	2.87	1.00
Less Distributions
Dividends from net investment income	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)
Distributions from net realized capital gains[1]	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)
Total distributions	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)
Net asset value end of period	13.51	14.25	15.17	14.85	12.42
Net assets end of period (000s)	$ 7,211	$ 5,523	$ 4,239	$ 3,340	$ 1,911
Ratios and Supplemental Data (%)
Total return[b]	1.91%	1.23%	7.17%	23.75%	9.62%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.58	1.56	1.37	1.82	1.40
Portfolio turnover[3]	24	15	21	20	16
See page 73 for notes to the Financial Highlights.
The accompanying notes are an integral part of the Financial Statements.

71

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86	$ 9.06	$ 9.85	$10.02	$ 9.20	$10.86

0.17 [c]	0.18 [c]	0.16	0.21	0.17	0.17 [c]	0.18 [c]	0.16	0.21	0.17
(0.01)	(0.10)	0.47	1.53	0.51	(0.01)	(0.10)	0.47	1.53	0.51
0.16	0.08	0.63	1.74	0.68	0.16	0.08	0.63	1.74	0.68

(0.20)	(0.22)	(0.23)	(0.26)	(0.20)	(0.20)	(0.22)	(0.23)	(0.26)	(0.20)
(0.59)	(0.65)	(0.57)	(0.66)	(2.14)	(0.59)	(0.65)	(0.57)	(0.66)	(2.14)
(0.79)	(0.87)	(0.80)	(0.92)	(2.34)	(0.79)	(0.87)	(0.80)	(0.92)	(2.34)
8.43	9.06	9.85	10.02	9.20	8.43	9.06	9.85	10.02	9.20
$ 21	$ 20	$ 20	$ 19	$ 16	$ 21	$ 20	$ 20	$ 19	$ 16

2.36%	0.94%	6.76%	20.62%	9.78%	2.36%	0.94%	6.76%	20.62%	9.78%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
2.01	1.97	1.60	2.20	1.71	2.01	1.97	1.60	2.20	1.71
30	18	22	22	27	30	18	22	22	27

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$14.25	$15.17	$14.84	$12.42	$12.85	$14.25	$15.17	$14.84	$12.42	$12.85

0.22 [c]	0.24 [c]	0.22	0.28	0.20	0.22 [c]	0.24 [c]	0.22	0.28	0.20
—*	(0.07)	0.82	2.58	0.80	—*	(0.07)	0.82	2.58	0.80
0.22	0.17	1.04	2.86	1.00	0.22	0.17	1.04	2.86	1.00

(0.27)	(0.29)	(0.31)	(0.31)	(0.19)	(0.27)	(0.29)	(0.31)	(0.31)	(0.19)
(0.69)	(0.80)	(0.40)	(0.13)	(1.24)	(0.69)	(0.80)	(0.40)	(0.13)	(1.24)
(0.96)	(1.09)	(0.71)	(0.44)	(1.43)	(0.96)	(1.09)	(0.71)	(0.44)	(1.43)
13.51	14.25	15.17	14.84	12.42	13.51	14.25	15.17	14.84	12.42
$ 21	$ 21	$ 21	$ 20	$ 16	$ 21	$ 21	$ 21	$ 19	$ 15

1.91%	1.23%	7.24%	23.66%	9.62%	1.91%	1.23%	7.24%	23.66%	9.62%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.68	1.63	1.40	2.06	1.50	1.68	1.63	1.40	2.06	1.50
24	15	21	20	16	24	15	21	20	16
72

Harbor Target Retirement Funds Financial Highlights—Continued
Selected Data for a Share Outstanding for the Periods Presented

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
Year Ended October 31,	2016	2015	2014	2013	2012
Net asset value beginning of period	$ 10.39	$ 11.40	$ 11.46	$ 10.17	$ 11.75
Income from Investment Operations
Net investment income/(loss)[a]	0.12 [c]	0.14 [c]	0.15	0.22	0.16
Net realized and unrealized gains/(losses) on investments	(0.03)	0.05	0.67	2.20	0.58
Total from investment operations	0.09	0.19	0.82	2.42	0.74
Less Distributions
Dividends from net investment income	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)
Distributions from net realized capital gains[1]	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)
Total distributions	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)
Net asset value end of period	9.23	10.39	11.40	11.46	10.17
Net assets end of period (000s)	$18,728	$19,221	$20,434	$19,170	$14,516
Ratios and Supplemental Data (%)
Total return[b]	1.51%	1.83%	7.61%	26.12%	9.66%
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.34	1.35	1.17	1.88	1.41
Portfolio turnover[3]	24	24	23	17	21

HARBOR TARGET RETIREMENT 2055 FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31,	2016	2015	2016	2015	2016	2015
Net asset value beginning of period	$10.08	$10.00	$10.08	$10.00	$10.08	$10.00
Income from Investment Operations
Net investment income/(loss)[a]	0.11 [c]	0.05 [c]	0.12 [c]	0.13 [c]	0.12 [c]	0.13 [c]
Net realized and unrealized gains/(losses) on investments	0.01	0.18	—*	0.10	—*	0.10
Total from investment operations	0.12	0.23	0.12	0.23	0.12	0.23
Less Distributions
Dividends from net investment income	(0.14)	(0.15)	(0.14)	(0.15)	(0.14)	(0.15)
Distributions from net realized capital gains[1]	(0.04)	—	(0.04)	—	(0.04)	—
Total distributions	(0.18)	(0.15)	(0.18)	(0.15)	(0.18)	(0.15)
Net asset value end of period	10.02	10.08	10.02	10.08	10.02	10.08
Net assets end of period (000s)	$1,240	$ 762	$ 10	$ 10	$ 10	$ 10
Ratios and Supplemental Data (%)
Total return[b]	1.38%	2.28%	1.39%	2.28%	1.39%	2.28%
Ratio of total expenses to average net assets[2]	—	—	0.25	0.25	0.37	0.37
Ratio of net expenses to average net assets[a,2]	—	—	—	—	—	—
Ratio of net investment income to average net assets[a,2]	1.13	0.52	1.23	1.29	1.23	1.29
Portfolio turnover[3]	33	15	33	15	33	15

*	Less than $0.01
1	Includes both short-term and long-term capital gains
2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.
3	Amounts do not include the activity of the underlying funds.
a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.
b	The total returns would have been lower had certain expenses not been waived during the periods shown.
c	Amounts are allocated based upon average shares outstanding during the period.
The accompanying notes are an integral part of the Financial Statements.

73

Administrative Class					Investor Class
2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
$10.40	$11.41	$11.47	$10.18	$11.75	$10.40	$11.41	$11.47	$10.18	$11.75

0.12 [c]	0.14 [c]	0.15	0.22	0.16	0.12 [c]	0.14 [c]	0.15	0.22	0.16
(0.03)	0.05	0.67	2.20	0.59	(0.03)	0.05	0.67	2.20	0.59
0.09	0.19	0.82	2.42	0.75	0.09	0.19	0.82	2.42	0.75

(0.17)	(0.19)	(0.23)	(0.24)	(0.17)	(0.17)	(0.19)	(0.23)	(0.24)	(0.17)
(1.08)	(1.01)	(0.65)	(0.89)	(2.15)	(1.08)	(1.01)	(0.65)	(0.89)	(2.15)
(1.25)	(1.20)	(0.88)	(1.13)	(2.32)	(1.25)	(1.20)	(0.88)	(1.13)	(2.32)
9.24	10.40	11.41	11.47	10.18	9.24	10.40	11.41	11.47	10.18
$ 22	$ 21	$ 21	$ 19	$ 15	$ 22	$ 22	$ 21	$ 20	$ 16

1.50%	1.83%	7.61%	26.09%	9.74%	1.50%	1.83%	7.61%	26.09%	9.74%
0.25	0.25	0.25	0.25	0.25	0.37	0.37	0.37	0.37	0.37
—	—	—	—	—	—	—	—	—	—
1.36	1.32	1.17	1.91	1.35	1.36	1.32	1.17	1.91	1.35
24	24	23	17	21	24	24	23	17	21
74

Harbor Target Retirement Funds
Notes to Financial Statements—October 31, 2016

Note 1—Organizational Matters
Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 29 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund and Harbor Target Retirement 2055 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or “Target Retirement Funds”.  The Funds invest in a combination of other affiliated funds of the Trust (the “Underlying Funds”).  Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds.  The Underlying Funds are managed by the subadvisers, none of which is affiliated with the Adviser.
The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. Each Fund follows the investment company reporting requirements under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services-Investment Companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Security Valuation
The holdings of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.
Fair Value Measurements and Disclosures
Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Levels 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.
Level 1–	Quoted prices in active markets for identical securities.
Level 2–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3–	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include each Fund’s own assumptions.
Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values is provided that presents changes attributable to realized and unrealized gains and losses and purchases, sales, and transfers in/out of the Level 3 category during the period. A table that includes a categorization of investments into Levels 1, 2, or 3, transfers between levels, if any, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.
Each Fund used observable inputs in their valuation methodologies whenever they were available and deemed reliable.
75

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Description of the Underlying Funds
In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.
Investment Transactions and Income
Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.
Distribution to Shareholders
Distributions on Fund shares are recorded on the ex-dividend date.
Expenses
Expenses incurred by the Trust are charged directly to the Fund that incurred such expense whenever possible. With respect to expenses incurred by any two or more Harbor Funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.
Class Allocations
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the expense rate(s) applicable to each class.
Taxes
Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.
All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Management has analyzed each Fund’s tax positions for all open tax years (in particular, U.S. federal income tax returns for the tax years ended October 31, 2012–2015), including all positions expected to be taken upon filing the 2016 tax return, in all material jurisdictions where the Funds operate, and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.
76

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 2—Significant Accounting Policies—Continued
Related Parties
The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2016, each Fund held 10% or fewer of the outstanding shares of any Underlying Fund. In aggregate, the Funds held 10% of Harbor Global Growth Fund.
New Accounting Pronouncement
In October 2016, the Securities and Exchange Commission (SEC) released its final rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to certain financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the amendments are consistent with the Funds current financial statement presentation.
Note 3—Investment Portfolio Transactions
Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2016 are as follows:
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement Income Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 125	$ 147	$ —	$ 23	$ 10
Harbor Mid Cap Growth Fund	78	80	1	20	(21)
Harbor Small Cap Growth Fund	70	72	—	19	(16)
Harbor Large Cap Value Fund	103	157	5	18	41
Harbor Mid Cap Value Fund	69	96	4	5	35
Harbor Small Cap Value Fund	52	84	1	7	4
Harbor International Fund	214	240	11	18	(14)
Harbor International Growth Fund	121	188	4	—	1
Harbor Global Growth Fund	44	56	—	5	3
Harbor Unconstrained Bond Fund	78	1,001	23	—	(63)
Harbor High-Yield Bond Fund	555	417	88	—	(57)
Harbor Bond Fund	1,281	1,416	215	42	(56)
Harbor Real Return Fund	633	610	40	—	(121)
Harbor Money Market Fund	240	364	4	—	—
Total	$3,663	$4,928	$396	$157	$(254)

77

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2015 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 86	$ 133	$ —	$ 17	$ 4
Harbor Mid Cap Growth Fund	56	70	1	15	(19)
Harbor Small Cap Growth Fund	54	66	—	14	(16)
Harbor Large Cap Value Fund	75	152	3	14	3
Harbor Mid Cap Value Fund	58	101	3	4	6
Harbor Small Cap Value Fund	37	76	1	5	—
Harbor International Fund	143	215	8	14	(40)
Harbor International Growth Fund	83	162	3	—	(5)
Harbor Global Growth Fund	34	53	—	4	(5)
Harbor Commodity Real Return Strategy Fund	44	80	2	—	(46)
Harbor Unconstrained Bond Fund	51	526	12	—	(32)
Harbor High-Yield Bond Fund	343	379	50	—	(56)
Harbor Bond Fund	702	863	102	20	(46)
Harbor Real Return Fund	369	333	16	—	(35)
Harbor Money Market Fund	150	201	2	—	—
Total	$2,285	$3,410	$203	$107	$(287)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2020 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 341	$ 395	$ 1	$ 72	$ 47
Harbor Mid Cap Growth Fund	225	233	4	63	(61)
Harbor Small Cap Growth Fund	202	203	—	61	(48)
Harbor Large Cap Value Fund	273	429	14	58	132
Harbor Mid Cap Value Fund	215	298	12	16	121
Harbor Small Cap Value Fund	147	242	2	22	9
Harbor International Fund	677	743	35	57	(17)
Harbor International Growth Fund	371	558	14	—	11
Harbor Global Growth Fund	137	169	—	16	17
Harbor Commodity Real Return Strategy Fund	263	324	16	—	(272)
Harbor Unconstrained Bond Fund	174	1,837	42	—	(112)
Harbor Convertible Securities Fund	138	443	20	19	(20)
Harbor High-Yield Bond Fund	1,201	1,099	217	—	(165)
Harbor Bond Fund	2,527	2,156	304	59	(174)
Harbor Real Return Fund	1,115	726	44	—	(160)
Harbor Money Market Fund	522	188	2	—	—
Total	$8,528	$10,043	$727	$443	$(692)

78

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2025 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 267	$ 122	$ 1	$ 36	$ 14
Harbor Mid Cap Growth Fund	163	69	2	32	(20)
Harbor Small Cap Growth Fund	146	58	—	30	(15)
Harbor Large Cap Value Fund	255	131	8	29	33
Harbor Mid Cap Value Fund	183	89	6	8	31
Harbor Small Cap Value Fund	123	73	1	11	(2)
Harbor International Fund	466	183	17	28	(11)
Harbor International Growth Fund	278	146	7	—	(1)
Harbor Global Growth Fund	111	47	—	8	3
Harbor Commodity Real Return Strategy Fund	231	140	10	—	(111)
Harbor Unconstrained Bond Fund	168	815	17	—	(40)
Harbor Convertible Securities Fund	231	86	11	10	(3)
Harbor High-Yield Bond Fund	1,038	333	110	—	(57)
Harbor Bond Fund	1,630	567	120	22	(33)
Harbor Real Return Fund	664	164	14	—	(28)
Total	$5,954	$3,023	$324	$214	$(240)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2030 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 432	$ 472	$ 1	$ 92	$ 134
Harbor Mid Cap Growth Fund	267	227	5	82	(29)
Harbor Small Cap Growth Fund	264	226	—	79	(33)
Harbor Large Cap Value Fund	301	464	19	75	163
Harbor Mid Cap Value Fund	245	315	16	20	148
Harbor Small Cap Value Fund	175	273	3	28	49
Harbor International Fund	668	667	45	74	79
Harbor International Growth Fund	411	589	18	—	60
Harbor Global Growth Fund	175	188	—	21	46
Harbor Commodity Real Return Strategy Fund	431	431	26	—	(398)
Harbor Unconstrained Bond Fund	187	1,324	30	—	(74)
Harbor Convertible Securities Fund	214	164	19	17	(7)
Harbor High-Yield Bond Fund	1,202	734	199	—	(88)
Harbor Bond Fund	1,798	1,135	207	40	(94)
Harbor Real Return Fund	772	261	17	—	(56)
Total	$7,542	$7,470	$605	$528	$(100)

79

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2035 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 341	$ 153	$ 1	$ 42	$ 2
Harbor Mid Cap Growth Fund	193	83	2	38	(26)
Harbor Small Cap Growth Fund	176	79	—	36	(20)
Harbor Large Cap Value Fund	346	183	10	34	20
Harbor Mid Cap Value Fund	240	121	7	9	23
Harbor Small Cap Value Fund	160	97	1	13	1
Harbor International Fund	627	266	21	34	(44)
Harbor International Growth Fund	343	180	8	—	(3)
Harbor Global Growth Fund	141	61	—	9	(7)
Harbor Commodity Real Return Strategy Fund	252	126	10	—	(89)
Harbor Unconstrained Bond Fund	140	468	9	—	(20)
Harbor Convertible Securities Fund	120	23	2	1	(1)
Harbor High-Yield Bond Fund	795	303	74	—	(38)
Harbor Bond Fund	1,154	489	74	13	(12)
Harbor Real Return Fund	297	70	3	—	(6)
Total	$5,325	$2,702	$222	$229	$(220)

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2040 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 433	$ 413	$ 1	$107	$ 151
Harbor Mid Cap Growth Fund	300	251	6	94	(2)
Harbor Small Cap Growth Fund	272	224	—	90	(9)
Harbor Large Cap Value Fund	345	449	21	86	162
Harbor Mid Cap Value Fund	268	311	18	24	116
Harbor Small Cap Value Fund	169	251	4	33	54
Harbor International Fund	764	662	52	85	57
Harbor International Growth Fund	379	502	21	—	41
Harbor Global Growth Fund	160	155	—	23	22
Harbor Commodity Real Return Strategy Fund	328	278	18	—	(263)
Harbor Unconstrained Bond Fund	129	669	14	—	(34)
Harbor High-Yield Bond Fund	832	541	109	—	(78)
Harbor Bond Fund	1,298	933	117	22	(75)
Harbor Real Return Fund	275	87	4	—	(14)
Total	$5,952	$5,726	$385	$564	$ 128

80

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2045 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 282	$ 111	$—	$ 35	$ 29
Harbor Mid Cap Growth Fund	163	58	2	31	(9)
Harbor Small Cap Growth Fund	144	47	—	29	(7)
Harbor Large Cap Value Fund	281	117	7	28	37
Harbor Mid Cap Value Fund	203	83	6	8	30
Harbor Small Cap Value Fund	132	62	1	10	6
Harbor International Fund	541	210	17	27	(11)
Harbor International Growth Fund	327	165	7	—	9
Harbor Global Growth Fund	124	50	—	8	5
Harbor Commodity Real Return Strategy Fund	150	71	5	—	(55)
Harbor Unconstrained Bond Fund	45	143	2	—	(6)
Harbor High-Yield Bond Fund	325	117	25	—	(18)
Harbor Bond Fund	475	189	23	4	(7)
Harbor Real Return Fund	78	12	—	—	—
Total	$3,270	$1,435	$ 95	$180	$ 3

	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2050 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 494	$ 444	$ 2	$130	$ 154
Harbor Mid Cap Growth Fund	313	254	7	116	—
Harbor Small Cap Growth Fund	266	202	—	111	(10)
Harbor Large Cap Value Fund	367	494	26	106	197
Harbor Mid Cap Value Fund	253	298	22	29	126
Harbor Small Cap Value Fund	164	257	4	40	53
Harbor International Fund	845	711	63	104	63
Harbor International Growth Fund	352	522	26	—	40
Harbor Global Growth Fund	194	188	—	29	32
Harbor Commodity Real Return Strategy Fund	278	241	14	—	(184)
Harbor Unconstrained Bond Fund	69	236	4	—	(10)
Harbor High-Yield Bond Fund	442	228	42	—	(35)
Harbor Bond Fund	596	338	37	7	(12)
Total	$4,633	$4,413	$247	$672	$ 414

81

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 3—Investment Portfolio Transactions—Continued
	Purchases (000s)	Sales (000s)	Investment income from affiliated funds (000s)	Net Realized Gain/(Loss)
Harbor Target Retirement 2055 Fund				Distributions received from affiliated funds (000s)	Sale of affiliated funds (000s)
Underlying Funds
Harbor Capital Appreciation Fund	$ 95	$ 35	$—	$ 6	$ (2)
Harbor Mid Cap Growth Fund	51	17	—	6	(4)
Harbor Small Cap Growth Fund	46	16	—	5	(4)
Harbor Large Cap Value Fund	103	40	2	5	(1)
Harbor Mid Cap Value Fund	69	26	1	1	(3)
Harbor Small Cap Value Fund	49	21	—	2	(2)
Harbor International Fund	162	52	3	5	(8)
Harbor International Growth Fund	104	39	1	—	(2)
Harbor Global Growth Fund	41	14	—	1	(1)
Harbor Commodity Real Return Strategy Fund	28	14	1	—	(4)
Harbor Unconstrained Bond Fund	4	9	—	—	—
Harbor High-Yield Bond Fund	29	12	2	—	(1)
Harbor Bond Fund	38	17	1	—	(1)
Total	$819	$312	$ 11	$ 31	$(33)

Note 4—Fees and Other Transactions with Affiliates
Investment Adviser
Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Robeco is wholly-owned by ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.
Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.
Distributor
Harbor Funds Distributors, Inc. (“Harbor Funds Distributors” or the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds’ shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (the “12b-1 Plan”) as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. Pursuant to the 12b-1 Plan the Distributor is compensated for financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of each Fund or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of each Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.
Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate each Fund to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, each Fund will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.
82

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

Note 4—Fees and Other Transactions with Affiliates—Continued
Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the year ended October 31, 2016. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.  The voluntary waiver may be discontinued at any time.
Transfer Agent
Harbor Services Group, Inc. (“Harbor Services Group”), a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Board of Trustees and provides currently for compensation up to the following amounts per class of each Fund:
Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional shares
Administrative Class	0.00% of the average daily net assets of all Administrative shares
Investor Class	0.12% of the average daily net assets of all Investor shares
Harbor Services Group has voluntarily waived its transfer agent fees during the year ended October 31, 2016. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The voluntary waiver may be discontinued at any time.
Shareholders
On October 31, 2016, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in each Fund:
	Number of Shares Owned by Harbor Capital, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	8,872	1,775	1,775	12,422	0.8%
Harbor Target Retirement 2015 Fund	8,306	1,661	1,661	11,628	1.8
Harbor Target Retirement 2020 Fund	23,162	1,944	1,944	27,050	1.0
Harbor Target Retirement 2025 Fund	15,208	1,585	1,585	18,378	1.5
Harbor Target Retirement 2030 Fund	39,720	2,263	2,263	44,246	1.5
Harbor Target Retirement 2035 Fund	29,417	1,562	1,562	32,541	3.6
Harbor Target Retirement 2040 Fund	17,280	2,479	2,479	22,238	1.0
Harbor Target Retirement 2045 Fund	53,383	1,583	1,583	56,549	10.5
Harbor Target Retirement 2050 Fund	22,369	2,365	2,365	27,099	1.3
Harbor Target Retirement 2055 Fund	10,889	1,035	1,035	12,959	10.3
Independent Trustees
The Independent Trustees’ received no remuneration from the Target Retirement Funds for the year ended October 31, 2016.
Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
83

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION
The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from U.S. GAAP. These differences are attributable to permanent book and tax accounting differences that were primarily due to tax treatment of distributions from investments in Underlying Funds. Reclassifications are made to each Fund’s capital account to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statements of Assets and Liabilities for the year ended October 31, 2016 are as follows:
	Undistributed Net Investment Income/(Loss) (000s)	Accumulated Net Realized Gain/(Loss) (000s)	Paid-In Capital (000s)
Harbor Target Retirement Income Fund	$51	$(51)	$—
Harbor Target Retirement 2015 Fund	27	(27)	—
Harbor Target Retirement 2020 Fund	88	(88)	—
Harbor Target Retirement 2025 Fund	37	(37)	—
Harbor Target Retirement 2030 Fund	78	(78)	—
Harbor Target Retirement 2035 Fund	31	(31)	—
Harbor Target Retirement 2040 Fund	67	(67)	—
Harbor Target Retirement 2045 Fund	18	(18)	—
Harbor Target Retirement 2050 Fund	61	(61)	—
Harbor Target Retirement 2055 Fund	3	(3)	—
The tax composition of each Fund’s distributions is as follows:
	As of October 31, 2016			As of October 31, 2015
	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)	Ordinary Income (000s)	Long-Term Capital Gains (000s)	Total (000s)
Harbor Target Retirement Income Fund	$450	$ 467	$ 917	$611	$ 441	$1,052
Harbor Target Retirement 2015 Fund	262	219	481	380	508	888
Harbor Target Retirement 2020 Fund	865	1,702	2,567	974	1,066	2,040
Harbor Target Retirement 2025 Fund	353	503	856	331	606	937
Harbor Target Retirement 2030 Fund	702	1,479	2,181	689	1,452	2,141
Harbor Target Retirement 2035 Fund	238	405	643	198	545	743
Harbor Target Retirement 2040 Fund	451	1,317	1,768	423	1,263	1,686
Harbor Target Retirement 2045 Fund	106	274	380	87	228	315
Harbor Target Retirement 2050 Fund	306	1,983	2,289	344	1,785	2,129
Harbor Target Retirement 2055 Fund	12	3	15	1	—	1
As of October 31, 2016, the components of each Fund’s distributable earnings on a tax basis are as follows:
	Undistributed Ordinary Income (000s)	Undistributed Long-Term Capital Gains (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Harbor Target Retirement Income Fund	$ 16	$ 51	$ (595)
Harbor Target Retirement 2015 Fund	81	—	(430)
Harbor Target Retirement 2020 Fund	302	304	(1,375)
Harbor Target Retirement 2025 Fund	146	180	(615)
Harbor Target Retirement 2030 Fund	253	856	(916)
Harbor Target Retirement 2035 Fund	98	224	(523)
Harbor Target Retirement 2040 Fund	140	932	87
Harbor Target Retirement 2045 Fund	34	273	(173)
Harbor Target Retirement 2050 Fund	62	1,221	212
Harbor Target Retirement 2055 Fund	3	28	(43)
84

Harbor Target Retirement Funds
Notes to Financial Statements—Continued

NOTE 5—TAX INFORMATION—Continued
At October 31, 2016, the Fund in the following table had capital loss carryforwards for federal tax purposes which will reduce the Fund’s taxable income arising from future net realized gains on investments to the extent permitted by the Internal Revenue Code. Use of the capital loss carryforwards will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire.
	Capital Loss Carryforward
	Short-Term (000s)	Long- Term (000s)	Total (000s)
Harbor Target Retirement 2015 Fund	$—	$33	$33
The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2016 are as follows:
	Identified Cost (000s)	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation) (000s)
		Appreciation (000s)	(Depreciation) (000s)
Harbor Target Retirement Income Fund	$14,433	$ 98	$ (694)	$ (596)
Harbor Target Retirement 2015 Fund*	7,039	53	(483)	(430)
Harbor Target Retirement 2020 Fund	26,831	349	(1,725)	(1,376)
Harbor Target Retirement 2025 Fund	14,945	172	(786)	(614)
Harbor Target Retirement 2030 Fund	25,588	666	(1,581)	(915)
Harbor Target Retirement 2035 Fund	12,060	156	(680)	(524)
Harbor Target Retirement 2040 Fund	19,402	584	(496)	88
Harbor Target Retirement 2045 Fund	7,426	173	(346)	(173)
Harbor Target Retirement 2050 Fund	18,560	800	(588)	212
Harbor Target Retirement 2055 Fund	1,303	16	(59)	(43)

*	Capital loss carryforwards are available, which may reduce taxable income from future net realized gain on investments.
Note 6—Subsequent Events
Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.
85

Harbor Target Retirement Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Harbor Funds
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund (ten of the portfolios constituting the Harbor Funds (the Trust)) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and the shareholder servicing agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Harbor Target Retirement Income Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, and Harbor Target Retirement 2055 Fund of the Harbor Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
December 21, 2016
86

Harbor Target Retirement Funds
Fees and Expenses Example (Unaudited)

Example
As a shareholder of a Fund, you incur two types of costs:(1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,027.70
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,028.90
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,028.90
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,029.60
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,029.60
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,029.60
Hypothetical (5% return)		0.00	1,000	1,025.14
87

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,033.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,032.30
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,033.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.20
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.20
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.20
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,033.70
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.90
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.90
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,035.20
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.40
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.40
Hypothetical (5% return)		0.00	1,000	1,025.14
88

Harbor Target Retirement Funds
Fees and Expenses Example—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.50
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.50
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.50
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.80
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.70
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.70
Hypothetical (5% return)		0.00	1,000	1,025.14
Harbor Target Retirement 2055 Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,034.10
Hypothetical (5% return)		0.00	1,000	1,025.14
Administrative Class	0.00%
Actual		$0.00**	$1,000	$1,034.10
Hypothetical (5% return)		0.00	1,000	1,025.14
Investor Class	0.00%
Actual		$0.00**	$1,000	$1,034.10
Hypothetical (5% return)		0.00	1,000	1,025.14

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.
89

Harbor Target Retirement Funds
Additional Information (Unaudited)

Additional Tax Information
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2016:
Amount (000s)
Harbor Target Retirement Income Fund	$ 467
Harbor Target Retirement 2015 Fund	219
Harbor Target Retirement 2020 Fund	1,702
Harbor Target Retirement 2025 Fund	501
Harbor Target Retirement 2030 Fund	1,477
Harbor Target Retirement 2035 Fund	405
Harbor Target Retirement 2040 Fund	1,315
Harbor Target Retirement 2045 Fund	275
Harbor Target Retirement 2050 Fund	1,982
Harbor Target Retirement 2055 Fund	3

Proxy Voting
Harbor Funds has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at harborfunds.com; and (iii) on the SEC’s website at sec.gov.
Householding
Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.
Quarterly Portfolio Disclosures
Harbor Funds files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at harborfunds.com, and (iii) on the SEC’s website at sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.
90

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers
The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
The Harbor Fund’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at harborfunds.com.
Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Scott M. Amero (53) Trustee	Since 2014	Chairman (2015-Present) and Trustee (2011-2015), Rare (conservation non-profit); Trustee, Berkshire School (2014–Present); BlackRock, Inc., (publicly traded investment management firm) Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010).	29	None
Raymond J. Ball (71) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); and Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	29	None
Donna J. Dean (64) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (1995-Present).	29	None
Randall A. Hack (69) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); and Advisory Director of Berkshire Partners (a private equity firm) (2002-2013).	29	None
Robert Kasdin (58) Trustee	Since 2014	Senior Vice President and Chief Operating Officer, Johns Hopkins Medicine (2015-Present); Senior Executive Vice President, Columbia University (2002-2015); Trustee, National September 11 Memorial & Museum at the World Trade Center (2005-Present); Trustee, The Metropolitan Museum of Art (2014-2015); Trustee, The Dalton School (2004-2014); Trustee, ARTstor Digital Library (a nonprofit digital images resource) (2013-2016); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); and Director, Noranda Aluminum Holdings Corp. (2007-2014).	29	Director of Noranda Aluminum Holdings Corporation (2007-2014); Director of Apollo Commercial Real Estate Finance, Inc. (2014-Present).
Ann M. Spruill (62) Trustee	Since 2014	Partner (1993-2008), Member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Equities, Museum of Fine Arts, Boston (2000-Present); and Trustee, Financial Accounting Foundation (2014-Present).	29	None
INTERESTED TRUSTEE
David G. Van Hooser (70)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-2015), Treasurer (2007-2012) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	29	None

91

Harbor Target Retirement Funds
Additional Information—Continued

Trustees and Officers—Continued
Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (47) Chief Compliance Officer	Since 2004	Executive Vice President and General Counsel (2004-Present) and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present), Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Anmarie S. Kolinski (45) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; and Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.
Erik D. Ojala (41) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (2010-Present), Harbor Capital Advisors, Inc.; and Assistant Secretary (2014-Present), Harbor Services Group, Inc.
Brian L. Collins (48) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.
Charles P. Ragusa (57) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; and Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (44) Assistant Secretary	Since 2014	Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Assistant Secretary (2015-present), Harbor Services Group, Inc.; Assistant Secretary (2016-present), Harbor Funds Distributors, Inc.; Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); Vice President, Grosvenor Capital Management, L.P. (2010-2014); Assistant Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Vice President, Secretary and Compliance Director (2007-2010), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.
John M. Paral (47) Assistant Treasurer	Since 2013	Vice President (2012-Present) and Financial Reporting Manager (2007-Present), Harbor Capital Advisors, Inc.

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Each Officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.
92

This privacy statement is not part of this report
Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information
It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.
In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), through mobile applications, by telephone and in correspondence and transactions with us, our affiliates or other parties.
The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.
When you visit us through our website or a mobile application, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing
We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).
When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.
If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information
Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security
We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.
For shareholders accessing information through our website or a mobile application, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your non-public personal information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.
We recommend that you read and retain this notice for your personal files.
Eff. November 2013
93

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.
ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.
Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.
Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.
Bloomberg Barclays U.S. Aggregate Bond Index—The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Barclays U.S. TIPS Index—The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bloomberg Commodity Index Total ReturnSM—The Bloomberg Commodity Index Total ReturnSM is a broadly diversified index that tracks the commodities markets through commodity futures contracts. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index—The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index—The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date.
BofA Merrill Lynch U.S. High Yield Index—The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
BofA Merrill Lynch U.S. Non-Distressed High Yield Index—The BofA Merrill Lynch U.S. Non-Distressed High Yield Index is a subset of the BofA Merrill Lynch U.S. High Yield Index including all securities with an option-adjusted spread less than 1,000 basis points. The unmanaged index does not reflect fees and expenses and is not available for direct investment.
Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.
Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.
Composite Index Income—The Composite Index Income is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country
94

Glossary—Continued

World (ND) Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index Income match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2015—The Composite Index 2015 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2015 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2020—The Composite Index 2020 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The weights of the Composite Index 2020 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2025—The Composite Index 2025 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2025 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2030—The Composite Index 2030 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2030 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2035—The Composite Index 2035 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield
95

Glossary—Continued

Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2035 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2040—The Composite Index 2040 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2040 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2045—The Composite Index 2045 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. TIPS Index. The weights of the Composite Index 2045 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2050—The Composite Index 2050 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2050 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Composite Index 2055—The Composite Index 2055 is derived by applying the Fund’s target asset allocation to the results of the underlying funds’ benchmarks: Russell 1000® Growth Index, Russell Midcap® Growth Index, Russell 2000® Growth Index, Russell 1000® Value Index, Russell Midcap® Value Index, Russell 2000® Value Index, MSCI EAFE (ND) Index, MSCI All Country World Ex. U.S. (ND) Index (prior to May 28, 2013, the MSCI EAFE Growth (ND) Index), MSCI All Country World (ND) Index, Bloomberg Commodity Index Total ReturnSM, BofA Merrill Lynch U.S. Non-Distressed High Yield Index (prior to March 31, 2015, the BofA Merrill Lynch U.S. High Yield Index), Bloomberg Barclays U.S. Aggregate Bond Index. The weights of the Composite Index 2055 match the Fund’s historical target asset allocation and are adjusted as changes are made to this asset allocation. Refer to the Target Retirement Funds Prospectus for the Fund’s target asset allocation.  This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.
CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.
Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.
Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.
Expense Ratio—The Fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.
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Glossary—Continued

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.
GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
Inception Date—The date on which the Fund commenced operations.
Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.).
Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.
MSCI All Country World Index—The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI All Country World Ex. U.S. (ND) Index—The MSCI All Country World Ex. U.S.is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI EAFE Small Cap (ND) Index—The MSCI EAFE Small Cap (ND) Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI Emerging Markets (ND) Index—The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.
No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.
Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.
Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.
Portfolio Manager—A specialist employed by a mutual fund’s adviser or subadviser to invest the fund’s assets in accordance with predetermined investment objectives.
Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.
Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.
97

Glossary—Continued

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.
Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.
Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.
REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.
Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.
Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.
Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Index—The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2,000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2,000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Index—The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Growth Index—The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell 3000® Value Index—The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad
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Glossary—Continued

value market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Value Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Frank Russell Company.
Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Frank Russell Company.
S&P 500 Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.
TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.
Treasury Inflation-Protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.
Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.
Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.
Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.
Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.
Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.
Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.
99

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	harborfunds.com
Trustees & Officers
David G. Van Hooser
Chairman, President & Trustee
Scott M. Amero
Trustee
Raymond J. Ball
Trustee
Donna J. Dean
Trustee
Randall A. Hack
Trustee
Robert Kasdin
Trustee
Ann M. Spruill
Trustee
Charles F. McCain
Chief Compliance Officer
Anmarie S. Kolinski
Treasurer
Erik D. Ojala
Vice President, Secretary &
AML Compliance Officer
Brian L. Collins
Vice President
Charles P. Ragusa
Vice President
Jodie L. Crotteau
Assistant Secretary
John M. Paral
Assistant Treasurer
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor & Principal Underwriter
Harbor Funds Distributors, Inc.
111 South Wacker Drive
34th Floor
Chicago, IL 60606-4302
312-443-4600
Shareholder Servicing Agent
Harbor Services Group, Inc.
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Custodian
State Street Bank & Trust Company
State Street Financial Center
1 Lincoln Street
Boston, MA 02111-2900
FD.AR.TR.1016

ITEM 2 – CODE OF ETHICS
(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).
(c)	The Registrant has not amended its Code of Ethics during the period covered by this report.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Raymond J. Ball, a member of the Audit Committee of the Board of Trustees, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ball is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business and a frequent lecturer and researcher on accounting, financial market and related business matters. Mr. Ball is deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
Items 4(a)—4(d): Audit, Audit-Related, Tax and All Other Fees
Fees billed by Ernst & Young:
	Fiscal Year Ended October 31, 2015			Fiscal Year Ended October 31, 2016
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees.	$662,588	N/A	N/A	$699,400	N/A	N/A
(b) Audit-Related Fees.	$ 3,000[1]	$ 51,250[2]	N/A	$ 3,000[1]	$ 51,250[2]	N/A
(c) Tax Fees.	$ 320,850[3]	$ 9,100[4]	N/A	$ 492,550[3]	$ 8,400[4]	N/A
(d) All Other Fees.	$ 16,800[5]	$ 2,790[6]	N/A	$ 19,550[5]	$ 2,790[6]	N/A
1Includes fees related to the issuance of consents for N-1A filings.2 Includes fees related to the procedures performed for Harbor Services Group, Inc. required by Rule 17Ad-13(a)(3) of the Securities Exchange Act of 1934.3Includes fees related to tax compliance, including foreign tax reclaim filings.4Includes fees billed in connection with tax consulting services provided to Harbor Capital Advisors, Inc. (the “Adviser”).5Includes fees billed in connection with the Registrant’s subscription to the Ernst & Young PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies.6Includes fees billed in connection with the Adviser’s subscription to Ernst & Young Online, a database of accounting rules and regulations.
(e)(1)Pre-Approval Policies.
The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit, review and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.
In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee is authorized to delegate one or more members of the Committee the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. Such member(s) are required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.
The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.
(2)	None of the principal accountant’s fees or services rendered to the Registrant, the Adviser or Harbor Services Group, Inc. were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)	Aggregate Non-Audit Fees.
Aggregate Non-Audit Fees of the Registrant
Fiscal Year Ended October 31, 2015: $ 340,650
Fiscal Year Ended October 31, 2016: $ 515,100
Aggregate Non-Audit Fees of Other Entities Required to be Pre-approved Pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
Fiscal Year Ended October 31, 2015: $ 63,140
Fiscal Year Ended October 31, 2016: $ 62,440
(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services to service affiliates was compatible with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – INVESTMENTS
(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.
ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12 – EXHIBITS
(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.
(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 3rd day of January, 2017 on its behalf by the undersigned, thereunto duly authorized.
HARBOR FUNDS
/s/ David G. Van Hooser

David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	January 3, 2017
By:	/s/ David G. Van Hooser Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	January 3, 2017

Exhibit Index
Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.
99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).
99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).